UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 2)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PO BOX 2229, GREAT FALLS, MT 59403-2229
PRELIMINARY COPY
                    , 2009
Dear Shareholder:
You are cordially invited to attend the 2009 annual meeting of shareholders of Energy, Inc. (formerly Energy West, Incorporated) on  [                       ], 2009 at 10:00 a.m. Eastern Standard Time at LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio 44060.
Holding Company Reorganization
On August 3, 2009, we completed a reorganization to implement a holding company structure. The new holding company, Energy, Inc., is the successor to Energy West, Incorporated (Energy West), which is now a subsidiary of Energy, Inc. The purpose of the reorganization is to provide the flexibility to make future acquisitions through subsidiaries of the holding company rather than Energy West or its subsidiaries. The business operations of the company did not change as a result of the reorganization. Outstanding shares of stock of Energy West were automatically converted on a share for share basis into identical shares of common stock of Energy, Inc. The stock continues to trade on the NASDAQ Global Market under the new trading symbol “EGAS.”
Pending Mergers
We entered into two related mergers agreements (1) to acquire Lightning Pipeline Co., Inc., Great Plains Natural Gas Company and Brainard Gas Corp., and (2) to acquire Great Plains Land Development Company, LTD. (collectively, the Companies). The Companies, through their subsidiaries, are natural gas utility companies with approximately 22,581 customers in Northeastern Ohio and Western Pennsylvania. This acquisition would result in an increase in our customer base by more than 50%. In the mergers, we will issue up to 1,998,830 shares of our common stock in exchange for all of the capital stock and membership units of the Companies. This would represent approximately [___]% of our outstanding shares upon the closing of the mergers. The Companies are primarily owned by Richard M. Osborne, our chief executive officer and chairman of the board. Mr. Osborne currently owns [___]% of our outstanding shares and will own approximately [___]% after completion of the mergers. Our other existing shareholders will continue to own the same number of shares as before the mergers. Prior to the consummation of the mergers, the shareholders of Energy, Inc., excluding Mr. Osborne, own approximately [___]% of the outstanding shares of our common stock and will own [___]% after the mergers assuming that the maximum number of shares are issued, or 1,998,830 shares.
Our board of directors formed a special committee of independent directors to review the proposed transaction with the Companies. The special committee retained its own legal counsel, obtained valuation advice and a fairness opinion from an independent investment bank, and negotiated the terms of the transaction. On the special committee’s recommendation, our board of directors determined that the terms of the transaction, and the mergers, are fair to our shareholders (other than those who are shareholders of the Companies). Our board believes that the acquisition of the Companies will create valuable synergies and scale that will benefit all shareholders and recommends that you approve the proposal described in this proxy statement.
The Annual Meeting
As more fully described in the attached notice of annual meeting and the accompanying proxy statement, the principal business to be addressed at the meeting is the election of directors and the approval of the issuance of shares of our common stock in connection with the mergers. The attached proxy statement describes the proposed mergers and the actions to be taken at the annual meeting. Please read the entire proxy statement carefully, including the “Risk Factors” section, before voting.
In addition, our management will report on our results and will be available to respond to your questions.
Your vote is important to us. Whether or not you plan to attend the annual meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the annual meeting even if you have returned a proxy card.
On behalf of the directors and management of Energy, Inc., I would like to thank you for your support and confidence and look forward to seeing you at the meeting.
Sincerely,

Kevin J. Degenstein
President and Chief Operating Officer

ENERGY, INC.
1 First Avenue South
Great Falls, Montana 59401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [                       ], 2009
To the Shareholders of Energy, Inc.:
The annual meeting of shareholders of Energy, Inc., a Montana corporation, will be held on [                       ], 2009, at 10:00 a.m. Eastern Standard Time at LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio 44060, for the following purposes:
1.	To elect nine directors to serve for a one year term until the next annual meeting or until their successors are duly elected and qualified (Proposal 1),

2.	To approve the issuance of shares of our common stock as merger consideration under the merger agreements (Proposal 2), and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.
These items of business are more fully described in the proxy statement accompanying this notice.
Only shareholders of record at the close of business on [                       ], 2009 are entitled to vote at the annual meeting.
All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy card.
By Order of the Board of Directors,

Rebecca Howell
Corporate Secretary

PROXY STATEMENT

Annex A:	Agreement and Plan of Merger, dated June 29, 2009, by and among Energy West, Incorporated, Various Acquisition Subsidiaries and Lightning Pipeline Co., Inc., Great Plains Natural Gas Company, Brainard Gas Corp. and Richard M. Osborne, Trustee, Rebecca Howell, Stephen G. Rigo, Marty Whelan and Thomas J. Smith
Annex B:	Agreement and Plan of Merger, dated June 29, 2009, by and among Energy West, Incorporated, an Acquisition Subsidiary and Great Plains Land Development Company, LTD. and Richard M. Osborne, Trustee
Annex C:	Opinion of Houlihan Smith & Company Inc. dated August 25, 2008 and June 3, 2009
Annex D:	Financial Statements of Lightning Pipeline Company, Inc.
Annex E:	Financials Statements of Great Plains Natural Gas Company
Annex F:	Financial Statements of Brainard Gas Corp.
Annex G:	Unaudited Pro Forma Consolidated Financial Statements
Annex H:	Financial Statements (unaudited) of Energy, Inc. for the quarter and the six months ended June 30, 2009

ENERGY, INC.

PROXY STATEMENT
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on [                      ], 2009
This proxy statement and our Form 10-KT for the transition period ended December 31, 2008 (our fiscal year changed to December 31, effective July 1, 2008) and our Form 10-Q for the quarter and six months ended June 30, 2009 are available on our website at www.ewst.com.
Explanatory Note — New Holding Company
On August 3, 2009, we completed a reorganization to implement a holding company structure. The new holding company, Energy, Inc., is the successor to Energy West, Incorporated (Energy West), which is now a subsidiary of Energy, Inc. The purpose of the reorganization is to provide the flexibility to make future acquisitions through subsidiaries of the holding company rather than Energy West or its subsidiaries. The business operations of the company did not change as a result of the reorganization. Outstanding shares of stock of Energy West were automatically converted on a share for share basis into identical shares of common stock of Energy, Inc. The stock continues to trade on the NASDAQ Global Market under the new trading symbol “EGAS.”
General Information
This proxy statement is furnished in connection with the solicitation of proxies by our board of directors to be used at our 2009 annual meeting of shareholders to be held on [                    ], 2009, and any postponements or adjournments of the meeting.
This proxy statement and the accompanying president’s letter, notice and proxy card, together with our Form 10-K/T for transition period ended December 31, 2008, are being sent to our shareholders beginning on or about _______________, 2009.
In this proxy statement, the terms “we,” “us,” “our,” “Energy, Inc.,” and the “company” refer to Energy, Inc. and its subsidiaries. We refer to:
•	Energy West, Incorporated as “Energy West,”

•	Lightning Pipeline Co., Inc. as “Lightning Pipeline,”

•	Great Plains Natural Gas Company as “Great Plains,”

•	Brainard Gas Corp. as “Brainard,”

•	Great Plains Land Development Company, LTD. as “GPL,”

•	Lightning Pipeline, Great Plains, Brainard and GPL as collectively the “Companies,”

•	Richard M. Osborne, Rebecca Howell, Stephen G. Rigo, Marty Whelan and Thomas J. Smith as collectively the “Companies’ Shareholders,” and

•	Houlihan Smith & Co. as “Houlihan Smith.”
Questions and Answers About the Mergers and This Meeting
Overview of the Mergers
We entered into an Agreement and Plan of Merger on June 29, 2009 with Lightning Pipeline, Great Plains and Brainard, and the Companies’ Shareholders. We also simultaneously entered into an Agreement and Plan of Merger with GPL and Richard Osborne. These two merger agreements will be collectively referred to in this proxy statement as the “merger agreements.” Copies of the merger agreements are attached to this proxy statement as Annex A and Annex B. The merger agreements provide that, subject to the conditions set forth therein, at the closing:

•	each of our acquisition subsidiaries will merge with and into each of the Companies and each of the Companies will survive the mergers and continue as our wholly-owned subsidiary, and

•	we will issue up to 1,998,830 shares of our common stock to the Companies’ Shareholders, which we refer to in this proxy statement as the “merger consideration.”
In this proxy statement, we refer to the mergers and the related transactions in which we acquire the Companies as the “transaction.”
The shares of our common stock issued to the Companies’ Shareholders will represent approximately [___]% of our outstanding shares immediately after the closing. Further details of the mergers and the merger consideration are provided under “The Transaction” and “Proposal Two.”
This section provides brief answers to questions you may have about the mergers and this annual meeting. For more complete responses and for additional information, please read this proxy statement in its entirety.

Q:	When and where is the annual meeting?

A:	Our 2009 annual meeting of shareholders will be held on [ ], 2009, at 10:00 a.m. Eastern Standard Time at LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio 44060.

Q:	What are shareholders voting on?

A:	Proposal One — Election of nine directors (Ian J. Abrams, W.E. ‘Gene’ Argo, Steven A. Calabrese, Gregory J. Osborne, Richard M. Osborne, James R. Smail, Thomas J. Smith, James E. Sprague and Michael T. Victor), and

Proposal Two — Approval of the issuance of shares of our common stock as merger consideration pursuant to the merger agreements.

If a permissible proposal other than the listed proposals is presented at the annual meeting, your signed proxy card gives authority to Kevin J. Degenstein or Jed D. Henthorne to vote on any additional proposal.

Q:	Why are we seeking shareholder approval for Proposal Two?

A:	In order to complete the mergers, our shareholders must approve Proposal Two — the issuance of shares of our common stock to the Companies’ Shareholders as merger consideration. Our common stock is traded on the Nasdaq Global Market and we are subject to the Nasdaq Marketplace Rules. Marketplace Rule 5635(a) requires shareholder approval of issuances of our common stock when the shares to be issued are being issued in connection with our acquisition of stock of another company of which any director, officer or shareholder of Energy, Inc. has a 5% or greater interest. Richard M. Osborne, our chairman and chief executive officer and the owner of more than 5% of our common stock, is more than a 5% owner of each of the Companies. (See “Proposal Two” beginning on page [___] for more details.)

Q:	What is the total value of the merger consideration?

A:	The value of the merger consideration actually received by the Companies’ Shareholders at the closing will not be determined until the closing based on the number of active customers of the Companies and the Companies’ debt. The total number of shares to be issued to the Companies’ Shareholders as the merger consideration will be calculated as follows:

$34,304,000 plus the number of additional active customers in excess of 20,900 at closing multiplied by $1,598.09, less the amount of the Companies’ debt at closing (which debt will not be greater than $20,867,866) divided by $10.

At July 31, 2009, the Companies had 22,581 active customers and debt of more than $20,867,866. For example purposes only, if the closing had occurred on July 31, 2009, the merger consideration would have been calculated as follows:

$34,304,000 plus $2,686,389 (22,581 active customers minus 20,900 times $1,598.09) for a total of $36,990,389 less $20,867,866 (debt) divided by $10. The sum of $16,122,523 would result in the issuance of 1,612,252 shares to the Companies’ Shareholders.

The unaudited pro forma consolidated financial statements attached to this proxy statement as Annex G estimate the number of active customers at closing to be 23,132. Therefore, for example purposes only, if on the closing date, the Companies had 23,132 active customers and debt of $20,867,866, the merger consideration would be calculated as follows:

$34,304,000 plus $3,566,937 (23,132 active customers minus 20,900 times $1,598.09) for a total of $37,870,937 less $20,867,866 (debt) divided by $10. The sum of $17,003,071 would result in the issuance of 1,700,307 shares to the Companies’ Shareholders.

The maximum number of active customers that we would be required to pay for is capped at 25,000. Therefore, for example purposes only, if on the closing date, the Companies had the maximum number of active customers and debt of $20,867,866, the maximum merger consideration would be calculated as follows:

$34,304,000 plus $6,552,169 (25,000 active customers minus 20,900 times $1,598.09) for a total of $40,856,169 less $20,867,866 (debt) divided by $10. The sum of $19,988,303 would result in the issuance of 1,998,830 shares to the Companies’ Shareholders.

On September 11, 2008, the last full trading day prior to the original announcement of the purchase of the Companies, the closing price of our common stock was $8.90. On July 2, 2009, the last full trading day prior to our filing of the Form 8-K with the SEC which announced the proposed mergers, the closing price of our common stock was $8.94. On [_______], 2009, the latest practicable date before the printing of this proxy statement, the closing price of our common stock was $[_______]. You should note that the special committee’s and our board’s review of the fairness of the proposed merger consideration focused primarily on the estimated relative values of the Companies, rather than on the absolute value of the merger consideration as of any particular time.

Q:	How will the share ownership of Energy, Inc’s. largest shareholder change in the mergers?

A:	Richard M. Osborne is Energy, Inc.’s chief executive officer, chairman of the board and largest shareholder. The Companies are primarily owned by an entity controlled by Mr. Osborne. Mr. Osborne’s stock ownership in Energy, Inc. will increase from approximately [___]% currently to approximately [___]% after completion of the transaction, assuming that the maximum number of shares are issued as the merger consideration. As our largest shareholder and our chief executive officer and chairman of the board, Mr. Osborne will have significant influence over matters requiring approval of our shareholders, including the election and removal of directors, and on the outcome of corporate actions, including a change of control of the company, a business combination involving the company, the incurrence of indebtedness, the issuance of equity securities and the payment of dividends on our stock.

Q:	What will happen to the other Energy, Inc. shareholders?

A:	Each share of our common stock currently outstanding will remain outstanding and you will continue to hold the shares that you currently own. However, because upon consummation of the mergers we will be issuing additional shares of our common stock to the Companies’ Shareholders as merger consideration for all of the capital stock and membership interests of the Companies, each share of our existing common stock will represent a smaller ownership percentage of a larger company. Prior to the consummation of the mergers, the shareholders of Energy, Inc., excluding Richard Osborne, own approximately [___]% of the outstanding shares of our common stock and post-mergers, will own approximately [___]%.

Q:	Has the Energy, Inc. board made a recommendation on how I should vote?

A:	Yes. Our board appointed a committee of independent directors, who have no interest in the Companies or this transaction (other than as members of our board) to review and negotiate the terms of this transaction. We refer to them in this proxy statement as the “special committee.” Based, in part, on the special committee’s recommendations, our board has recommended that you vote FOR the issuance of the merger consideration. The reasons for our board’s recommendation are discussed in detail in “The Transaction — Reasons for the Transaction and Recommendations of the Special Committee and of Our Board of Directors.”

Q:	Have the Companies’ Shareholders approved the mergers?

A:	Yes. The Companies’ Shareholders have approved the mergers as required by Ohio law.

Q:	What approvals are necessary to complete the transaction?

A:	In addition to the filing of this proxy statement with the Securities and Exchange Commission (SEC) and your approval of Proposal 2, the mergers are subject to regulatory approvals by the state utility or public service commissions of Wyoming (WPSC), Ohio (PUCO) and Pennsylvania (PPSC). We have requested these approvals and made the necessary filings, including any amendments related to the mergers. On July 29, 2009, the PUCO issued its order approving the merger structure for the transaction. On August 27, 2009, the PPSC issued its order approving the merger structure for the transaction. In addition, the transaction is also subject to the approval of our and the Companies’ lenders. Both parties are in contact with their respective lenders and anticipate receiving their approvals.

Q:	When do you expect the mergers to be completed

A:	We are working towards completing the mergers as quickly as possible. We hope to complete the transaction by the fourth quarter of 2009.

Q:	Where can I find more information about the Companies?

A:	You can find information about the Companies under “Information about the Companies” in this proxy statement. Because the Companies are private companies that do not file reports with the SEC, there is limited publicly available information about the Companies other than what has been provided in this proxy statement.

You can find more information about Energy, Inc. under “Information about Energy, Inc.” in this proxy statement, in Annex H hereto and in the accompanying Form 10-KT for the transition period ended December 31, 2008.

Q:	Are there risks I should consider in deciding whether to vote to approve the issuance of the merger consideration pursuant to the mergers?

A:	Yes. In evaluating the issuance of merger consideration under the merger agreements, you should carefully consider the information discussed in “Risk Factors” and “Forward-Looking Statements” and other considerations described in this proxy statement.

Q:	Who will be the board of directors and management of Energy, Inc. after the mergers?

A:	We do not anticipate that our board of directors and executive officers will change at the time of the mergers.

Q:	Will shareholders of Energy, Inc. have appraisal rights?

A:	Under Montana law, holders of our common stock are not entitled to dissenters’ or appraisal rights in connection with the proposed transaction.

Q:	Who is entitled to vote?

A:	Our record date is , 2009. Only holders of our common stock as of the close of business on , 2009 are entitled to vote. Each share of common stock is entitled to one vote.

Q:	How do I vote?

A:	Sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy any time before the meeting by

• notifying our secretary,

• voting in person, or

• returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Kevin J. Degenstein or Jed D. Henthorne will vote FOR the nominated directors and FOR Proposal Two on your behalf.

Q:	Who will count the vote?

A:	Representatives of Computershare, our transfer agent, will tabulate the votes. A designee from Computershare will be responsible for reviewing the vote count as election inspector.

Q:	What shares are included on the proxy card and what does it mean if I get more than one proxy card?

A:	The number of shares printed on your proxy card(s) represents all your shares under a particular registration. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	What constitutes a quorum?

A:	As of the record date, [______] shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of adopting a proposal at the annual meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. “Broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A broker non-vote occurs when a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote on a particular matter. Broker non-votes are not counted for the purposes of electing directors (Proposal One). Directors are elected by a plurality of votes cast. Proposal Two must be approved by a majority of the shares present, in person or by proxy, and entitled to vote at this annual meeting. “Broker non-votes” will not be part of the voting power present for purposes of Proposal Two.

Q:	Who can attend the annual meeting?

A:	All shareholders as of the record date, , 2009, can attend.

Q:	What percentage of stock are the directors and executive officers entitled to vote at the annual meeting?

A:	Together, they are entitled to vote [___] shares, or [___]% of the common stock entitled to vote at the annual meeting. Our directors and executive officers have indicated their intent to vote all of their shares of our common stock FOR the approval of the issuance of the additional shares in connection with the mergers. (See pages [___] through [___] for more details.)

Q:	Who is our largest principal shareholder?

A:	Richard M. Osborne, our chairman of the board and chief executive officer, owns 922,271 shares of our common stock, or [___]% of the stock entitled to vote at the annual meeting.

Q:	When is a shareholder proposal due for the next annual meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by [_______], 2010, to Rebecca Howell, Corporate Secretary, Energy, Inc., P.O. Box 2229, Great Falls, Montana 59401, and must be in accordance with the requirements of our by-laws and Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the Exchange Act). In order to be considered at next year’s annual meeting, shareholder proposals (not including proposals pursuant to Rule 14a-8) must be submitted in writing by [_______], 2010, to Rebecca Howell, Corporate Secretary, Energy, Inc., P.O. BOX 2229, Great Falls, Montana 59401, and must be in accordance with the requirements of our by-laws. (See page [___] for more details.)

Q:	How does a shareholder nominate someone to be a director of Energy, Inc.?

A:	Any shareholder may recommend any person as a nominee for director by writing to Rebecca Howell, Corporate Secretary, Energy, Inc., P.O. Box 2229, Great Falls, Montana 59401. Our governance and nominating committee will review any nominees recommended to it by shareholders in accordance with the guidelines outlined in our governance and nominating committee charter which is available on our website at www.ewst.com. Recommendations for directors by shareholders for next year’s annual meeting must be received no later than [_______], 2010, and nominations must be in accordance with the requirements of our by-laws. (See pages [___] through [___] for more details.)

Q:	Who pays for the solicitation expenses?

A:	This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors. The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be paid by Energy, Inc.

In addition, we have retained D.F. King & Co., Inc. to assist us in the solicitation of proxies and to assist in the distribution of proxy materials. In connection with its retention by Energy, Inc., D.F. King has agreed to provide consulting and analytical services and to assist in the solicitation of proxies, primarily from banks, brokers, institutional investors and individual shareholders. Energy, Inc. has agreed to pay D.F. King a fee of $5,000 plus reasonable out-of-pocket expenses for its services. We estimate these expenses to be approximately $50,000.

Copies of solicitation materials will also be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Energy West common stock beneficially owned by others to forward to these beneficial owners. Energy, Inc. may reimburse persons representing beneficial owners of Energy, Inc. common stock for their costs of forwarding solicitation materials to the beneficial owners. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone, by fax and other electronic means.

Q:	Who can help answer my questions?

A:	If you would like additional copies, without charge, of this proxy statement or if you have any questions about the merger agreements or the mergers, including the procedures for voting your shares, you should contact D.F. King, our proxy solicitor, toll-free at 1-800-549-6746.

SUMMARY TERM SHEET
This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the transaction more fully, including the issuance of shares, and for more complete descriptions of the terms and conditions of the issuance and the mergers, you should read carefully this entire proxy statement, including especially the sections in this proxy statement entitled:
•	“The Transaction” beginning on page [___],

•	“Risk Factors Relating to the Transaction” beginning on page [_],

“Information about Energy, Inc.” beginning on page [___], in Annex H and in the accompanying Form 10-KT for the transition period ended December 31, 2008.

•	“Information About the Companies” beginning on page [___], and in Annexes D, E and F,

•	“Unaudited Pro Forma Consolidated Financial Data of Energy, Inc. (Post-Mergers)” in Annex G,

•	“Comparative Per Share Data” on page [___], and

•	“Security Ownership of Principal Shareholders and Management” beginning on page [___], as well as the sections in this proxy statement outlining Proposal 2 (beginning on page [___]) and the merger agreements and other documents attached to, and included in, this proxy statement as Annexes. For a more complete discussion of any of the following topics, please refer to the page indicated.
Information About Energy, Inc. (page [__])
We are a publicly-traded (NASDAQ: EGAS), utility holding company with natural gas utility operations in Montana, Wyoming, North Carolina and Maine. Our primary operating subsidiary, Energy West, was originally incorporated in Montana in 1909. We currently have three operating segments (as well as one discontinued operating segment and our corporate and other reporting segment):

Natural Gas Operations	Annually, we distribute approximately 26 billion cubic feet of natural gas to approximately 37,000 customers through regulated utilities operating in and around Great Falls and West Yellowstone, Montana, Cody, Wyoming, Bangor, Maine and Elkin, North Carolina. The approximate population of the service territories is 177,000. The operation in Elkin, North Carolina was added October 1, 2007. The operation in Bangor, Maine was added December 1, 2007.

Marketing and Production Operations (EWR)	Annually, we market approximately 2.3 billion cubic feet of natural gas to commercial and industrial customers in Montana and Wyoming and manage midstream supply and production assets for transportation customers and utilities through our subsidiary, Energy West Resources, Inc. (EWR). EWR owns an average 60% gross working interest (an average 51% net revenue interest) in 160 natural gas producing wells and gas gathering assets. Energy West Propane, Inc. dba Missouri River Propane (MRP), our small Montana wholesale distribution company that sells propane to our affiliated utility, had been reported in our propane operations. It is now being reported in marketing and production operations. EWR also has an investment in Kykuit Resources, LLC, a developer and operator of oil, gas and mineral leasehold estates located in Montana.

Pipeline Operations (EWD)	We own the Shoshone interstate and the Glacier gathering natural gas pipelines located in Montana and Wyoming through our subsidiary Energy West Development, Inc. (EWD). Certain natural gas producing wells owned by our pipeline operations are being managed and reported under our marketing and production operations.
Our contact information is as follows:
Energy, Inc.
P.O. Box 2229
1 First Avenue South
Great Falls, Montana 59401
Phone: 406-791-7500
Fax: (406) 791-7560
www.energywest.com

Information About the Companies (page [__])

•	Lightning Pipeline Company, Inc. (Lighting Pipeline) Lighting Pipeline is the parent holding company of Orwell Natural Gas Company (Orwell). Orwell is a regulated utility that distributes and sells approximately 758 million cubic feet (MMcf) of natural gas annually to approximately 7,236 end-use residential, commercial, and industrial customers located primarily in northeastern Ohio and western Pennsylvania.

•	Great Plains Natural Gas Company (Great Plains) Great Plains is the parent holding company of Northeast Ohio Natural Gas Corp. (NEO). NEO is a regulated utility that distributes and sells approximately 2,979 MMcf of natural gas annually to approximately 15,226 end-use residential, commercial, and industrial customers located primarily in northeast and central Ohio.

•	Brainard Gas Corp. (Brainard) Brainard is a regulated utility that distributes and sells approximately 277 MMcf of natural gas annually to approximately 119 end-use residential and commercial customers in Ohio.

•	Great Plains Land Development Co., LTD.. (GPL) GPL is an Ohio limited liability company. GPL leases real property to NEO for use in its business operations.
The Companies’ and their operating subsidiaries’ contact information is set forth below.

Parent/Holding Companies	Operating Subsidiaries
Lightning Pipeline Company, Inc. 8500 Station Street, Ste. 100 Mentor, OH 44060 Phone: (440) 974-3770 Fax: (440) 974-0844	Orwell Natural Gas Company 8500 Station Street, Ste. 100 Mentor, OH 44060 Phone: (440) 974-3770 Fax: (440) 974-0844 www.orwellgas.com

Great Plains Natural Gas Company 8500 Station Street, Ste. 100 Mentor, OH 44060 Phone: (440) 974-3770 Fax: (440) 974-0844	Northeast Ohio Natural Gas Corp. 8500 Station Street, Ste. 100 Mentor, OH 44060 Phone: (440) 974-3770 Fax: (440) 974-0844 www.neogas.com

Brainard Gas Corp. 8500 Station Street, Ste. 100 Mentor, OH 44060 Phone: (440) 974-3770 Fax: (440) 974-0844	N/A

Great Plains Land Development Company, Ltd. 8500 Station Street, Ste. 100 Mentor, OH 44060 Phone: (440) 974-3770 Fax: (440) 974-0844

Reasons for the Transaction and Recommendations of the Special Committee and of Our Board of Directors (page [__])
The special committee unanimously approved the transaction and our board of directors unanimously determined that the terms of the mergers are fair to our shareholders, other than the Companies’ Shareholders. Our board has recommended that you vote “FOR” the share issuance. The special committee and the board believe that the mergers will improve our competitive position and ability to grow. The factors that our board and the special committee relied on to approve the transaction and to recommend shareholder approval are described in detail under “The Transaction — Reasons for the Transaction and Recommendations of the Special Committee and of Our Board of Directors” and “Proposal Two.”
Overview of the Mergers and the Merger Agreements (page [__])
The merger agreements are attached as Annex A and Annex B to this proxy statement. We encourage you to read the merger agreements, because they are the legal documents that govern the transaction.

•	Transaction Structure. The transaction will be structured as four separate mergers. Each of the Companies will merge with an acquisition subsidiary of Energy, Inc. Each of the Companies will survive the mergers and thereby become wholly-owned subsidiaries of Energy, Inc. The ultimate effect of the mergers is that Energy, Inc. will acquire the stock of the Companies and after completion, each of Lightning Pipeline, Great Plains, Brainard and GPL will be a wholly-owned subsidiary of Energy, Inc.

•	Consideration to be Paid. The value of the merger consideration actually received by the Companies’ Shareholders in the transaction will not be determined until the closing based on the number of active customers of the Companies and the Companies’ debt. The merger consideration will be allocated among the Companies’ Shareholders in accordance with their interests in the Companies. The total number of shares to be issued to the Companies’ Shareholders as the merger consideration will be calculated as follows:
$34,304,000 plus the number of additional active customers in excess of 20,900 at closing multiplied by $1,598.09, less the amount of the Companies’ debt at closing (which debt will not be greater than $20,867,866) divided by $10.

•	Issuance of Shares. At July 31, 2009, the assumed debt of the Companies was $20,867,866 million and the total number of active customers was 22,581, which, if the closing had occurred as of that date, would have resulted in the issuance of 1,612,252 shares of our common stock. The maximum number of active customers of the Companies that we would be required to pay for is capped at 25,000. If, at closing, the Companies had 25,000 active customers and debt of $20,867,866, the result would be the issuance of 1,998,830 shares of our common stock.

•	Conditions to the Consummation of the Mergers (see page [___]). The consummation of the mergers depends upon the satisfaction or waiver of a number of conditions, including certain customary representations and warranties, the receipt of regulatory approvals and lenders’ consents, and our receipt of shareholder approval as described in this proxy statement.

•	Termination of the Merger Agreements (see page [___]). The merger agreements may be terminated unilaterally under various circumstances. Those circumstances include our failure to obtain shareholder approval, either party’s failure to obtain regulatory approval or the consent of their lender and the failure of our common stock to meet certain performance thresholds during the 20-day period prior to closing.

•	Expenses and Termination Fee (page [___]). The parties will bear their own expenses regardless of whether the mergers are consummated. If Mr. Osborne elects to not complete the transaction as outlined in the merger agreements, Richard Osborne could be required to pay us a termination fee of $100,000. If either party materially breaches the merger agreements and causes a material adverse effect with respect to the other, the other party is entitled to terminate the merger agreements and to receive the termination fee.

Opinion of Houlihan Smith & Company, Inc. (page [__])
On August 25, 2008, at a meeting of our board of directors held to evaluate the proposed acquisition of the Companies via a stock purchase transaction, Houlihan Smith delivered to the special committee of our board of directors a written opinion dated August 25, 2008, to the effect that, as of that date and based on and subject to various assumptions, procedures followed, matters considered and limitations described in its opinion, the purchase price for the proposed transaction was fair from a financial point of view. On June 3, 2009, Houlihan Smith delivered to the special committee a bring-down letter with respect to the mergers, wherein Houlihan Smith noted that the pro-forma structure of the mergers remains unchanged from the previously proposed stock purchase transaction and reaffirmed, as of June 3, 2009, the statements made in the opinion. The full text of Houlihan Smith’s fairness opinion and bring-down letter are attached as Annex C to this proxy statement. The opinion and bring-down letter do not address the relative merits of the transaction of the Companies and do not constitute a recommendation to you as to how you should vote. We encourage you to read the opinion and bring-down letter carefully in their entirety, including the procedures followed, matters considered and limitations described therein.
Interests of Certain Persons in Matters to be Acted Upon (page [__])
Richard M. Osborne, our chief executive officer, the chairman of our board and largest shareholder, will receive benefits from the proposed transaction aside from any benefits that he may receive as a shareholder of Energy, Inc. Mr. Osborne owns 90.3% of Lightning Pipeline, 90.3% of Great Plains, 100% of Brainard and 100% of GPL. Therefore, if the mergers are consummated, he will receive approximately [_______] shares of our common stock increasing his stock ownership in Energy, Inc. from approximately [___]% to approximately [___]%, increasing his significant influence over Energy, Inc., including his influence over matters requiring shareholder approval such as the election and removal of directors, future business combinations and the issuance of securities. Based on the outstanding debt of the Companies at closing, we estimate that Mr. Osborne will hold a demand promissory note from Lightning Pipeline totaling approximately $1.6 million after the closing of the transaction and an approximately $49,000 demand promissory note from Brainard. In addition, Mr. Osborne guarantees the third party debt of Lightning Pipeline, Great Plains and Brainard and other companies owned or controlled by Mr. Osborne have pledged assets to secure that debt. The Companies are also parties to various agreements with respect to leased office space, gas sales, transportation services, gas meters and pipelines with other entities owned or controlled by Mr. Osborne.
Effect on Our Existing Shareholders (page [__])
•	Dilution of Pre-Transaction Shareholders. As of the record date for this special meeting, there were [___] shares of our common stock outstanding. Based on our outstanding shares as of the record date and based on the issuance of the maximum number of shares for the merger consideration, the Companies’ Shareholders will own approximately [___]% and our pre-transaction shareholders will own approximately [___]% of our outstanding common stock upon completion of the transaction.

•	Appraisal and Dissenter’s Rights. You have no appraisal or dissenter’s rights with respect to the transaction.
Regulatory Filings and Approvals (page [__])
In addition to the filing of this proxy statement with the SEC and your approval of Proposal 2, the mergers are subject to regulatory approvals by the state utility/public service commissions of Wyoming, Ohio and Pennsylvania. We have already requested these approvals and made necessary filings, including any amendments related to the mergers. On July 29, 2009, the PUCO issued its order approving the merger structure for the transaction. On August 27, 2009, the PPSC issued its order approving the merger structure for the transaction. We anticipate receiving the remaining approval within the next two (2) months. The transaction is also subject to the approval of Energy, Inc.’s and the Companies’ lenders. Both parties are in contact with their respective lenders and anticipate receiving their approvals.
Material U.S. Federal Income Tax Consequences of the Mergers (page [__])
We expect that the mergers related to Lightning Pipeline, Great Plains and Brainard will qualify as tax-free reorganizations under U.S. federal law. As such, these mergers will not be taxable for U.S. federal income tax purposes. The merger related to GPL will be a taxable transaction for U.S. federal income tax purposes. Because our shareholders will not be exchanging their shares in the mergers, the mergers will not have U.S. federal income tax consequences to our shareholders.
Anticipated Accounting Treatment (page [__])
The mergers will be a business combination accounted for in accordance with SFAS No. 141R, Business Combinations (Revised) and Statement No. 142, Goodwill and Other Intangible Assets. See the unaudited pro forma consolidated financial statements attached to, and included in, this proxy statement as Annex G.

Management Following the Mergers (page [__])
We do not anticipate that our board of directors or executive officers will change at the time of the proposed mergers. We expect that the Companies’ management teams will be integrated with our management team as the Companies’ operations are combined with our own operations.
Risk Factors (page [__])
We and the Companies are subject to various risks associated with our respective businesses and industries. In addition, the proposed mergers, including the possibility that they may not be completed, pose a number of risks to us and our shareholders, including the following:
•	The transaction may go forward even if one or more of the Companies experience a material adverse change and in the event of economic or industry changes that could cause a decline in the combined company’s earnings or stock price and reduce the value of the mergers to our shareholders.

•	If we are not able to integrate the Companies’ combined operations into a cohesive operating unit in a timely manner, the anticipated benefits of the transaction may not be realized in a timely fashion, or at all, and our existing businesses may be adversely affected.

•	We will incur additional debt obligations of approximately $20.9 million as a result of the transaction, and our inability to satisfy these obligations could materially and adversely affect our business, earnings, cash flow, liquidity and financial condition.

•	Our ability to pay cash dividends to our shareholders will be dependent upon the ability of Energy West and the Companies to pay dividends to Energy, Inc

•	Because the lack of public market for the Companies makes it difficult to evaluate the value of the stock and membership interests of the Companies, the Companies’ Shareholders may receive merger consideration that is greater than the fair market value of the Companies.

•	The market price of our common stock may fluctuate significantly and the merger consideration will not be adjusted for such changes.

•	Richard M. Osborne, our chief executive officer, the chairman of our board and largest shareholder, will receive benefits from the proposed transaction aside from any benefits that he may receive as a shareholder of Energy, Inc. If the mergers are consummated, he will receive approximately [________] shares of our common stock increasing his stock ownership in Energy, Inc. from approximately [___]% to approximately [___]%, increasing his significant influence over Energy, Inc., including his influence over matters requiring shareholder approval such as the election and removal of directors, future business combinations and the issuance of securities. Based on the outstanding debt of the Companies at closing, we estimate that Mr. Osborne will hold a demand promissory note from Lightning Pipeline totaling approximately $1.6 million after the closing of the transaction and an approximately $49,000 demand promissory note from Brainard. In addition, Mr. Osborne guarantees the third party debt of Lightning Pipeline, Great Plains and Brainard and other companies owned or controlled by Mr. Osborne have pledged assets to secure that debt. The Companies are also parties to various agreements with respect to leased office space, gas sales, transportation services, gas meters and pipelines with other entities owned or controlled by Mr. Osborne.
These and other risks are discussed in greater detail under “Risk Factors.” Additional risks related to our existing business and markets, which will continue to confront us whether or not the mergers occur, are described in our public filings with the SEC, including our Form 10-KT and Forms 10-Q. You are encouraged to read and consider all of these risks carefully before you vote.

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS
Some of the statements in this proxy statement, including those that contain the words “anticipate,” “believe,” “plan,” “expect,” “should,” “intend,” and other similar expressions, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements involve known and unknown risk, uncertainties and other factors that may cause our actual results, performance or achievements or those of our industry to be materially different from any future results, performance or achievements expressed or implied by those forward-looking statements. Among the factors that could cause actual results, performance or achievement to differ materially from those described or implied in the forward-looking statements are:
•	fluctuating energy commodity prices,

•	the possibility that regulators will not permit us to pass through all of our increased costs to our customers,

•	the impact of FERC and state utility or public service commission statutes, regulations, and actions, including allowed rates of return, and the resolution of other regulatory matters,

•	the impact of weather conditions and alternative energy sources on our sales volumes,

•	future utilization of pipeline capacity, which can depend on energy prices, competition from alternative fuels, the general level of nature gas demand, decisions by customers not to renew expiring natural gas contracts and weather conditions,

•	changes in federal or state laws and regulations to which we are subject, including tax, environmental and employment laws and regulations,

•	our ability to meet financial covenants imposed by lenders,

•	the effect of changes in accounting policies, if any,

•	our ability to manage our growth,

•	our ability to control costs,

•	the ability of each business unit to successfully implement key systems, such as service delivery systems,

•	our ability to develop expanded markets and product offerings and our ability to maintain existing markets,

•	our ability to maintain effective internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002,

•	our ability to obtain governmental and regulatory approvals of various expansion or other projects,

•	competition,

•	the consummation of the mergers,

•	our ability to integrate the Companies’ business and operations into ours,

•	our ability to maintain and expand customer relationships,

•	our ability to continue to pay dividends,

•	our ability to raise additional capital,

•	the risks inherent in our entry into new geographic markets, and

•	other factors described under “Risk Factors” in this proxy statement and in our filings with the SEC.
Copies of our SEC filings are available from the SEC or may be obtained upon request from us. We do not undertake any obligation to update the information contained herein, which speaks only as of this date, other than as required by law.

PROPOSAL ONE
ELECTION OF DIRECTORS
At this annual meeting, nine directors are to be elected to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified.
Nominees for election this year are Ian J. Abrams, W.E. ‘Gene’ Argo, Steven A. Calabrese, Gregory J. Osborne, Richard M. Osborne, James R. Smail, Thomas J. Smith, James E. Sprague and Michael T. Victor. Each has consented to serve until the next annual meeting or until his successor is duly elected and qualified.
If any director nominee named above is unable to serve or for good reason will not serve, the board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for this substitute nominee.
Each shareholder is entitled to cumulate votes for the election of directors by multiplying the number of votes to which the shareholder is entitled by the number of directors to be elected and casting all such votes for one nominee or distributing them among two or more nominees. The nine nominees who receive the most votes will be elected directors. To vote cumulatively, a shareholder must check the box next to “Cumulate For,” provided under Proposal 1 on the proxy card. If no special instructions are given on the proxy card with respect to cumulative voting, your shares will be voted equally for each nominee. The proxies will not exercise discretionary authority to cumulate votes.
The board of directors recommends that you vote FOR all nominees.

THE BOARD OF DIRECTORS
The nomination of each of the nominees listed below to serve for a one-year term was recommended by the governance and nominating committee and approved by the board.

Name	Age	Position	Director Since

Ian J. Abrams	63	Director	2008
W.E. ‘Gene’ Argo	67	Director	2002
Steven A. Calabrese	48	Director	2006
Gregory J. Osborne	30	Director	2009
Richard M. Osborne	63	Chairman of the Board, Chief Executive Officer and Director	2003
James R. Smail	62	Director	2007
Thomas J. Smith	64	Vice President, Chief Financial Officer and Director	2003
James E. Sprague	48	Director	2006
Michael T. Victor	47	Director	2008
Ian Abrams has been a director since February 2008. He has been president of Reserve Ventures, a private real estate investment company for industrial and vacant real estate since 1990. He has previously founded, developed and sold several successful business ventures, including a scrap iron and metal business and a transmode container business for the service, repair and trucking of containers. Mr. Abrams serves on the board of North Coast Community Homes, Inc., a non-profit company that develops and maintains housing for individuals with mental retardation and developmental disabilities.
W. E. ‘Gene’ Argo has been a director since 2002. He retired in 2004 as the president and general manager of Midwest Energy, Inc., a gas and electric cooperative in Hays, Kansas, in which capacity he had served since 1992.
Steven A. Calabrese has served as a director since 2006. He has been the managing partner of the CRM group of companies, which operates a number of commercial real estate companies in Cleveland, Ohio and Tampa, Florida, for the past 20 years. The companies specialize in evaluation, market research and reporting, management, construction and development services for commercial and industrial real estate. He is also a director of PVF Capital Corp., a publicly-held holding company for Park View Federal Savings Bank in Solon, Ohio.
Gregory J. Osborne has served as a director since September 2009. He has been president and chief operating officer of John D. Oil and Gas Company, a publicly-held oil and gas exploration company, since April 2006 and a director of John D. Oil and Gas since February 2006. From 2003 until joining John D. Oil and Gas, he was president of Great Plains Exploration LLC, an oil and gas exploration company based in Mentor, Ohio that owns and operates oil and gas wells. From 2001 until joining Great Plains, he served as executive vice president of Orwell Natural Gas Company, a regulated gas public utility company operating in Ohio. He is a director of Corning Natural Gas Corporation, a publicly held public utility company in Corning, New York, and a trustee of the Ohio Oil and Gas Association. He is the son of Richard Osborne, our chairman and chief executive officer.

Richard M. Osborne has been a director since 2003, chairman of the board since 2005 and chief executive officer since November 2007. He is the president and chief executive officer of OsAir, Inc., a company he founded in 1963, which operates as a property developer and manufacturer of industrial gases for pipeline delivery, and chairman of each of Northeast Ohio Natural Gas Corporation and Orwell Natural Gas Company, natural gas distribution companies in Mentor, Ohio. Since 1998, Mr. Osborne has been chairman of the board, chief executive officer and a director of John D. Oil and Gas Company, a publicly-held oil and gas exploration company in Mentor, Ohio.
Thomas J. Smith has served as a director since December 2003 and was appointed our vice president and chief financial officer in November 2007. He also served as our interim president from August 2007 to November 2007. From 1998 to 2006, he was the president, chief operating officer and a director of John D. Oil and Gas Company, a publicly-held oil and gas exploration company in Mentor, Ohio, of which he remains a director. Since 2003, he has been president, treasurer and secretary of Northeast Ohio Natural Gas Corporation, a natural gas distribution company in Mentor, Ohio, and since 2002 he has been president, treasurer and secretary of Orwell Natural Gas Company, a natural gas distribution company in Mentor, Ohio. He is also a director of Corning Natural Gas Corporation, a public utility company in Corning, New York.
James R. Smail has been a director since 2007. For the past thirty years, he has served as chairman of the board of J.R. Smail, Inc., an oil and gas production company he founded. He is also the chairman of the board and owner of The Monitor Bank of Big Prairie, Ohio, an Ohio state-chartered commercial bank.
James E. Sprague has served as a director since 2006. He is a certified public accountant and has been employed by Walthall, Drake & Wallace LLP, an accounting firm, since 1987 and is currently a partner and part owner of the firm.
Michael T. Victor has served as a director since December 2008. Since 2006, he has been the president of Lake Erie College, a private liberal arts college located in Painesville, Ohio. From 2002 through 2005, he served as dean of the Walker School of Business, Communication and Hotel, Restaurant and Institutional Management at Mercyhurst College, a private liberal arts college located in Erie, Pennsylvania. Mr. Victor also serves as a trustee of the Ohio Foundation of Independent Colleges and Universities.
Director Independence
The board of directors has determined and confirmed that each of Mr. Abrams, Mr. Argo, Mr. Calabrese, Mr. Smail, Mr. Sprague and Mr. Victor do not have a material relationship with Energy, Inc. that would interfere with the exercise of independent judgment and are independent pursuant to applicable laws and regulations and the listing standards of Nasdaq.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Our officers, directors and greater than 10% shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file. In 2008, David C. Shipley did not timely file a Form 3 upon his appointment as our vice president of eastern operations, Jed Henthorne, our vice president of administration, did not timely file a Form 4 reporting an exercise of stock options, Thomas J. Smith, our vice president and chief financial officer, did not timely file a Form 4 reporting an award of shares of our common stock and Ian Abrams, a director, did not timely file a Form 4 reporting five awards of shares of our common stock acquired under our deferred compensation plan for directors. All forms were subsequently filed. Based solely on review of copies of reports furnished to us or written representations that no reports were required, we believe that all other Section 16(a) filing requirements were met in the last year.
Meetings of the Board of Directors
Energy, Inc. holds regular meetings of the board of directors each month and special meetings are held as necessary. In addition, management and the directors communicate informally on a variety of topics, including suggestions for agenda items for board of directors’ and committee meetings, recent developments, and other matters of interest to the directors. The board of directors has access to management at all times.
The independent directors meet in private sessions several times each year, as often as they deem necessary, without any directors who are also our employees or members of management. In 2008, the independent directors met privately five times.
The board of directors met 14 times in 2008. All members of the board participated in at least 75% of all board of directors and applicable committee meetings in 2008. Energy, Inc. strongly encourages members of the board to attend the annual meeting. All directors, except one, attended the 2008 annual meeting of shareholders held on December 11, 2008.
Director Compensation
We pay each board member except Thomas J. Smith, who serves as our vice president and chief financial officer, a monthly fee of $2,000 regardless of board or committee meetings held. Directors may elect to participate in Energy, Inc.’s deferred compensation plan for directors which allows directors to receive these fees in Energy, Inc. stock, either currently or on a deferred basis. We also reimburse all directors for expenses incurred in connection with their service as directors, including travel, meals and lodging.

The following table summarizes information with respect to the compensation paid to our directors in the calendar year January 1, 2008 to December 31, 2008. The table does not include Richard M. Osborne, our chief executive officer, whose compensation is disclosed with the other executive officers on page [___].

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards(1)	Compensation	Total
Name	($)	($)	($)	($)

Ian Abrams	14,000	10,000	—	24,000
W.E. ‘Gene’ Argo	24,000	—	—	24,000
Steven A. Calabrese	24,000	—	—	24,000
Michael I. German(2)	18,000			18,000
Mark D. Grossi(3)	24,000	—	—	24,000
James R. Smail	24,000	—	—	24,000
Thomas J. Smith(4)	—	—	—	—
James E. Sprague	24,000	—	—	24,000
Michael T. Victor(5)	—	—	—	—

(1)	Mr. Abrams elected to receive compensation in shares of our common stock as of September 2008. Amounts reflect the value of the number of shares issued using the closing market price on the date of issuance to fulfill the monthly fee to Mr. Abrams.

(2)	Mr. German served until December 11, 2008.

(3)	Mr. Grossi served until August 26, 2009.

(4)	Mr. Smith, our chief financial officer, does not receive compensation for serving as a director.

(5)	Mr. Victor was elected director at our 2008 annual meeting of shareholders held on December 11, 2008.

Committees of the Board of Directors
Compensation Committee. Our compensation committee is composed of Mr. Agro, who serves as the committee’s chairman, Mr. Calabrese and Mr. Victor. The board of directors have determined that Mr. Argo, Mr. Calabrese and Mr. Victor are independent pursuant to applicable law and regulations and the listing standards of Nasdaq. The compensation committee has the responsibility for recommending to the board of directors the compensation that is paid or awarded to our executive officers and ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. The compensation committee, with the input of our chairman and chief executive officer, recommends a compensation package to the board of directors for each of our other executive officers. The compensation package is intended to place the executive officer within the range targeted by the compensation committee for the executive officer’s position. In addition, the compensation committee reviews any awards of stock options and incentive compensation to our executive officers and employees. For 2008, the compensation committee approved cash bonuses to Kevin Degenstein, our president and chief operating officer, and David Shipley, our vice president of eastern operations, in the amounts of $25,000 and $32,500, respectively. Mr. Degenstein’s bonus was recommended by our chief executive officer based on Mr. Degenstein’s individual contribution to the company and the overall performance of the company. Mr. Shipley’s bonus was recommended by our chief executive officer, established by the compensation committee and approved by our board of directors based on a percentage of Mr. Shipley’s base salary. Mr. Shipley’s bonus was based on a percentage of salary (10% to 50%) for the achievement of certain net income targets for fiscal 2008 for our subsidiaries, Frontier Natural Gas in North Carolina and Bangor Gas Company in Maine. Based on Frontier’s and Bangor’s combined net income of approximately $665,000 for fiscal 2008, Mr. Shipley was entitled to a bonus of 25% of his base salary, or $32,500. The compensation committee also recommends director compensation for our board. The compensation committee met three times in 2008. Our compensation committee has a written charter which is available on our website at www.ewst.com.
Governance and Nominating Committee. The governance and nominating committee, composed of Mr. Sprague, the committee’s chairman, Mr. Argo and Mr. Calabrese, performs its duties in accordance with the governance and nominating committee charter, available on our website at www.ewst.com. Pursuant to its charter, the committee reviews corporate and board governance matters and evaluates and recommends candidates for nomination to the board of directors. The committee did not meet during 2008, but acted once by written consent. No shareholder recommendations were received relating to this year’s election.
The board of directors has determined that the members of the nominating committee were independent as required by applicable laws and regulations and the listing standards of Nasdaq.
On July 9, 2009, the board of directors re-nominated, upon the recommendation of the committee, incumbent directors Mr. Abrams, Mr. Argo, Mr. Calabrese, Richard Osborne, Mr. Smail, Mr. Smith, Mr. Sprague and Mr. Victor for election as directors at the annual meeting of shareholders. On September 4, 2009, the board of directors selected, upon recommendation of the committee, Gregory Osborne to be a new director nominee for the annual meeting due to Mr. Grossi’s August 26th resignation. The committee determined that the board, Energy, Inc. and our shareholders are well served by the re-nominated members of the board who are active, involved and knowledgeable about Energy, Inc.’s business, its executive officers and key employees.
Audit Committee. A description of the audit committee is contained in the audit committee report beginning on page [___].
Nomination of Candidates for Director
With respect to its recommendations of director nominees, the governance and nominating committee may establish the criteria for director service and will consider, among other things, the independence of the candidates under Nasdaq listing standards and such experience as to create value for the board, the company, and our shareholders. The criteria and selection process are not standardized and may vary from time to time. Relevant experience in business and industry, government, education, and other areas are prime measures for any nominee. The committee will consider individuals for board membership who are proposed by shareholders in accordance with the provisions of our by-laws.
A shareholder who wishes to nominate an individual for election as a director at the 2010 annual meeting must give us advance written notice and provide specified information as described in “Shareholder Proposals and Director Nominations” beginning on page [___].
Shareholder Communications with Directors
Any of Energy, Inc.’s directors may be contacted in writing in care of Energy, Inc., P.O. Box 2229, Great Falls, Montana 59401. Written communications addressed to the board in general are reviewed by our chairman for appropriate handling. Written communications addressed to an individual board member are forwarded to that director.
Code of Ethics
Energy, Inc. has adopted a corporate code of business conduct that applies to all our employees and directors, including our principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. Our code of business conduct fully complies with the requirements of the Sarbanes-Oxley Act of 2002. Specifically, the code is reasonably designed to deter wrongdoing and promote

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

•	full, fair, accurate, timely and understandable disclosure in public reports,

•	compliance with applicable governmental laws, rules and regulations,

•	prompt internal reporting of code violations to an appropriate person identified in the code, and

•	accountability for adherence to the code.
A copy of the code is available on our website at www.ewst.com. Any amendments or waivers to the code that apply to our principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions will be promptly disclosed to our shareholders.
AUDIT COMMITTEE REPORT
In accordance with its written charter that was approved and adopted by our board, our audit committee assists the board in fulfilling its responsibility of overseeing the quality and integrity of our accounting, auditing and financial reporting practices. A copy of the audit committee charter is available on our website at www.ewst.com. The audit committee is directly responsible for the appointment of Energy, Inc.’s independent public accounting firm and is charged with reviewing and approving all services performed for Energy, Inc. by the independent accounting firm and for reviewing the accounting firm’s fees. The audit committee reviews the independent accounting firm’s internal quality control procedures, reviews all relationships between the independent accounting firm and Energy, Inc. in order to assess the accounting firm’s independence, and monitors compliance with our policy regarding non-audit services, if any, rendered by the independent accounting firm. In addition, the audit committee ensures the regular rotation of the lead audit partner. The audit committee reviews management’s programs to monitor compliance with our policies on business ethics and risk management. The audit committee establishes procedures to receive and respond to complaints received by Energy, Inc. regarding accounting, internal accounting controls or auditing matters and allows for the confidential, anonymous submission of concerns by employees.
The audit committee met six times in 2008. Until Mr. Grossi’s resignation on August 26, 2009, the audit committee was comprised of Mr. Sprague, Mr. Grossi and Mr. Smail. The committee is now comprised of Mr. Sprague, the committee’s chairman, Mr. Smail and Mr. Victor. The audit committee’s current composition satisfies the regulations of Nasdaq governing audit committee composition, including the requirement that all audit committee members be “independent directors” as defined in Nasdaq listing standards. In addition, each member of the audit committee is able to read and understand financial statements, including balance sheets, income statements and cash flow statements. The board has determined that Mr. Sprague is an “audit committee financial expert” under applicable SEC rules through his experience as a certified public accountant and his position as a partner in the accounting firm of Walthall, Drake & Wallace LLP. In addition, Mr. Sprague is deemed to be “financially sophisticated” under applicable Nasdaq rules. The audit committee reviews and reassesses its charter at least annually and will obtain the approval of the board for any proposed changes to its charter.

The audit committee oversees management’s implementation of internal controls and procedures for financial reporting designed to ensure the integrity and accuracy of our financial statements and to ensure that we are able to timely record, process and report the information required for public disclosure. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements with management and Hein & Associates LLP, our independent accounting firm. The audit committee also discussed with Hein & Associates the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The audit committee reviewed with Hein & Associates, which is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, its judgment as to the quality, not just the acceptability, of our accounting principles and other matters as are required to be discussed with the audit committee pursuant to generally accepted auditing standards.
In discharging its oversight responsibility as to the audit process, the audit committee obtained from our independent accounting firm a formal written statement describing all relationships between the independent accounting firm and us that might bear on the accounting firm’s independence consistent with the Statement on Auditing Standards No. 114, as amended, “The Auditor’s Communication with those Charged with Governance,” and discussed with the accounting firm any relationships that may impact its objectivity and independence. In considering the accounting firm’s independence, the audit committee also considered whether the non-audit services performed by the accounting firm on our behalf were compatible with maintaining the independence of the accounting firm.
In reliance upon (1) the audit committee’s reviews and discussions with management and Hein & Associates, (2) management’s assessment of the effectiveness of our internal control over financial reporting, and (3) the receipt of an opinion from Hein & Associates, dated March 31, 2009, stating that the Energy, Inc.’s financial statements for the transition period ended December 31, 2008 are presented fairly, in all material respects, in conformity with U.S. generally accepted accounting principles, the audit committee recommended to our board that these audited financial statements be included in our Form 10-KT for the transition period ended December 31, 2008, for filing with the SEC.
Audit Committee
James E. Sprague, Chairman
James R. Smail
Michael T. Victor

Principal Accountant Firm Fees and Services
The following is a summary of the aggregate fees billed to us for the six months ended December 31, 2008 and the fiscal years ended June 30, 2008 and June 30, 2007 by our independent registered public accountant, Hein & Associates LLP and their affiliates.

	Six Months
	Ended	Year ended	Year Ended
	December 31, 2008	June 30, 2008	June 30, 2007
Audit Fees	$184,000	$277,000	$137,280
Audit-Related Fees	—	19,000	21,923
Tax Fees	6,300	34,000	40,588
All Other Fees	—	—	12,159

Total	$190,300	$330,000	$211,950
Audit Fees. These fees are for professional services rendered by Hein & Associates for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, and services that are typically rendered in connection with statutory and regulatory filings or engagements.
Audit-Related Fees. These included fees related to derivative contracts. From time to time, in order to mitigate the risk of natural gas market price volatility related to firm commitments to purchase or sell natural gas, we enter into hedging arrangements in the form of derivative contracts. Quoted market prices for natural gas derivative contracts of Energy, Inc. and our subsidiaries are generally not available. Therefore, to determine the fair value of natural gas derivative contracts, we use internally developed valuation models that incorporate independently available current and forecasted pricing information. These also included fees related to the Federal Energy Regulatory Commission audit of a subsidiary company.
Tax Fees. These are fees for professional services rendered by Hein & Associates with respect to advisory services related to the preparation of income tax returns.
All Other Fees. These are fees for advisory services related to the sale of assets and acquisitions.
Pursuant to the written charter of our audit committee, the committee must pre-approve all audit and non-audit services provided by our independent auditors. The audit committee pre-approved all services performed by Hein & Associates and authorized us to pay the fees billed to us by Hein & Associates in the six months ended December 31, 2008, and fiscal 2008 and 2007. The audit committee has approved the quarterly review by Hein & Associates of our financial statements for 2009. At a later date, the audit committee will recommend and the board of directors will appoint an independent registered public accounting firm to audit our financial statements for 2009.

EXECUTIVE OFFICERS

Name	Age	Position

Richard M. Osborne*	63	Chairman of the Board, Chief Executive Officer and Director
Kevin J. Degenstein	49	President and Chief Operating Officer
Thomas J. Smith*	64	Vice President and Chief Financial Officer and Director
David C. Shipley	48	Vice President of Operations
Jed D. Henthorne	49	Vice President of Administration

*	Biographical information for Mr. Osborne and Mr. Smith can be found under “Board of Directors.”
Kevin J. Degenstein was appointed our president and chief operating officer in June 2008. Previously, he served as our senior vice president of operations since 2006. Prior to joining us, Mr. Degenstein was employed by EN Engineering, an engineering consulting firm, as vice president of distribution from 2002 until 2003 and vice president of technology from 2004 until 2006.
David C. Shipley has served as our vice president of eastern operations since May 2007. He also serves as our president of our east coast companies in Maine and North Carolina. Prior to joining us, Mr. Shipley was employed by Nicor Gas, a natural gas utility in Illinois, from 1985 to 2007 serving in various management capacities including management and supervision of underground natural gas storage, construction and maintenance, customer service field operations, research and development, quality control, workload management, alliance development and procurement.
Jed D. Henthorne was appointed vice president of administration in 2006. He has been employed by us since 1988 and has served in professional and management capacities related to customer service, information technology and accounting.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes the compensation paid by us to our chairman and chief executive officer and our most highly compensated executive officers for the stub period from July 1, 2008 to December 31, 2008 (referred to below as “2008S”) and the last two fiscal years ended June 30, 2008 (referred to below as “2008F”) and 2007 (referred to below as “2007F”).

					All Other
Name and		Salary	Bonus	Option Awards(1)	Compensation	Total
Principal Position	Year	($)	($)	($)	($)	($)
Richard M. Osborne,	2008S	—	—	—	12,000	12,000
Chairman and Chief Executive Officer(2)	2008F	—	—	—	24,000	24,000

Kevin J. Degenstein,	2008S	92,021	25,000	6,300	5,661	128,982
President and Chief	2008F	157,500	10,000	—	7,225	174,725
Operating Officer	2007F	117,692	2,000	—	24,645	144,337

David C. Shipley,	2008S	67,000	32,500	—	11,849	111,349
Vice President of Eastern Operations(3)	2008F	130,000	—	—	16,226	146,226

David A. Cerotzke,	2008F	91,697	119,000	—	247,368	458,065
Former President and Chief Executive Officer(4)	2007F	170,129	121,000	—	6,806	332,954

James W. Garrett, Former Vice President of Business Development(5)	2008S	85,000	—	—	2,550	87,550

(1)	Amounts represent the FAS 123(R) compensation expense recognized on outstanding option awards. The compensation expense is spread over the vesting period an outstanding stock option awards made during the six months ended December 31, 2008. We use the Black-Scholes option pricing model to estimate compensation cost for stock option awards. The assumptions used in the model were (1) expected life of 10 years for each option, (2) dividend yield of 5.811%, (3) expected stock price volatility of 60.05% and (4) a risk-free rate of return of 1.87%.
(2)	Mr. Osborne does not receive compensation for service as our chairman and chief executive officer. “All other compensation” consists of fees paid to Mr. Osborne for service as a director.

(3)	Mr. Shipley was appointed as our vice president of eastern operations in May 2007. “All other compensation” includes $9,000 in 2008S and $10,500 in 2008F for relocation expenses.

(4)	Mr. Cerotzke resigned as our president and chief executive officer in August 2007. In 2008, “all other compensation” includes severance payments of $238,700 and fees paid for service as a director after Mr. Cerotzke’s resignation as our employee.

(5)	Mr. Garrett resigned as our vice president of business development effective January 31, 2009. Until June 2008, he was our president.

Employment and Separation Agreements
Kevin J. Degenstein. On August 25, 2006, Energy West entered into an employment agreement with Mr. Degenstein to serve as senior vice president of operations. On June 12, 2008, Mr. Degenstein was named president and chief operating officer. The term of Mr. Degenstein’s employment agreement commenced on September 18, 2006 and will continue until terminated as a result of Mr. Degenstein’s death or disability, by Energy West for “cause” (as defined in the employment agreement), by Energy West without “cause,” or by Mr. Degenstein, either with or without “good reason,” as defined in the employment agreement.
Mr. Degenstein is eligible to receive a base salary of $150,000 per year pursuant to his employment agreement, subject to increase at the discretion of the board. For the fiscal year 2009, the compensation committee of the board agreed to increase Mr. Degenstein’s annual salary to $182,000 as a result of Mr. Degenstein’s performance and his promotion to president and chief operating officer. The compensation committee also determined that Mr. Degenstein will be eligible to receive a bonus of up to 50% of his annual salary depending on the company’s net income, subject to modification upon the recommendation of our chief executive officer with the approval of the compensation committee or the entire board.
Mr. Degenstein is eligible to receive option grants under our stock option plans and to participate in all other savings, retirement, and welfare plans that are applicable generally to our employees and senior executive officers. The compensation committee has approved the award to Mr. Degenstein of options to purchase 10,000 shares of our common stock in each of 2008, 2009, and 2010, with each individual option grant to be approved by the committee on the date of grant. Mr. Degenstein is also entitled to receive vacation and fringe benefits in accordance with our plans, practices, programs, and policies.

Upon termination of employment for any reason, we will pay Mr. Degenstein a lump sum of cash equal to his unpaid salary through the date of termination plus accrued but unpaid vacation pay. In addition, we will provide benefit continuation or conversion rights, as provided under our benefit plans, and vested benefits under our benefit plans. If the employment agreement is terminated by Energy West without cause or terminated by Mr. Degenstein for “good reason” (if Energy West changes his title, materially reduces his duties or authority, assigns duties inconsistent with his duties, requires him to report internally other than to the president or chief executive officer, or requires him to relocate from the Great Falls area), Mr. Degenstein will be entitled to severance compensation equal to his annual base salary payable monthly for 12 months following the date of termination. Payment of these severance benefits is expressly conditioned upon receipt by Energy West of an enforceable waiver and release from Mr. Degenstein in a form reasonably satisfactory to Energy West.
The employment agreement also includes provisions that (1) prohibit Mr. Degenstein from disclosing Energy West’s confidential information, (2) require him to avoid conflicts of interest and disclose to the board any facts that might involve a conflict of interest with Energy West, and (3) prohibit him from soliciting employees, customers, or clients of Energy West during the term of the agreement and for a period of two years following the termination of the agreement.
David C. Shipley. On April 13, 2007, Energy West entered into an employment agreement with Mr. Shipley to serve as our vice president of eastern operations. The term of Mr. Shipley’s employment began on May 18, 2007 and will continue until terminated as a result of Mr. Shipley’s death or disability, by Energy West for “cause” (as defined in the employment agreement), by Energy West without “cause,” or by Mr. Shipley, either with or without “good reason,” as defined below.
Pursuant to the employment agreement, Mr. Shipley will receive a base salary of $130,000, subject to review and increase annually at the discretion of the board. For the fiscal year 2009, the compensation committee of the board agreed to increase Mr. Shipley’s annual salary to $134,000. Mr. Shipley is also eligible to receive a discretionary bonus targeted at 20% of his annual base salary, based on performance criteria determined by the board.
Mr. Shipley is eligible to receive option grants under our stock option plans and to participate in all other savings, retirement, and welfare plans that are applicable generally to our employees and senior executive officers. Mr. Shipley is also entitled to receive vacation and fringe benefits in accordance with our plans, practices, programs and policies.
Upon termination of employment for any reason, we will pay Mr. Shipley a lump sum of cash equal to his unpaid salary through the date of termination plus accrued but unpaid vacation pay. In addition, we will provide benefit continuation or conversion rights, as provided under our benefit plans, and vested benefits under our benefit plans. If the employment agreement is terminated by Energy West without cause or terminated by Mr. Shipley for “good reason” (if Energy West diminishes his title, materially reduces his duties or authority, assigns duties inconsistent with his duties, requires him to report internally other than to the president or chief executive officer, or requires him to relocate from the North Carolina area), Mr. Shipley will be entitled to severance compensation equal to his annual base salary payable monthly for 12 months following the date of termination, medical benefits at active employee rates for 12 months following the date of termination and up to $10,000 for outplacement services. If such termination occurs within 24 months of the commencement of Mr. Shipley’s employment, Energy West will reimburse Mr. Shipley for moving expenses incurred during the six month period following termination up to a maximum of $20,000. Payment of these severance benefits is expressly conditioned upon receipt by Energy West of an enforceable waiver and release from Mr. Shipley in a form reasonably satisfactory to Energy West.
The employment agreement also includes provisions that (1) prohibit Mr. Shipley from disclosing Energy West’s confidential information, (2) require him to avoid conflicts of interest and disclose to the board any facts that might involve a conflict of interest with Energy West, and (3) prohibit him from soliciting employees, customers, or clients of Energy West during the term of the agreement and for a period of two years following the termination of Mr. Shipley’s employment for any reason.
None of the other current executive officers in our summary compensation table have employment, termination or change in control agreements.
David A. Cerotzke. David A. Cerotzke entered into a separation agreement with us dated December 17, 2007 and effective December 31, 2007. Mr. Cerotzke served as our chief executive officer and president from July 2004 through August 2007, our vice chairman of the board from August 2007 through December 2007 and a director from December 2003 through April 2008.
Pursuant to the separation agreement, we paid to Mr. Cerotzke a lump sum in cash equal to 12 months of his annual base salary and target annual cash bonus and Mr. Cerotzke was eligible to receive medical benefits from us for 12 months. The agreement also provided for full vesting of any unvested stock options. The company agreed to pay Mr. Cerotzke the value of these unvested stock options and the options were subsequently terminated.
Under the terms of the separation agreement, Mr. Cerotzke agreed to cooperate fully with the company in connection with any business matter in which he has knowledge in any present and future or actual or threatened litigation. Mr. Cerotzke is also (1) prohibited from disclosing our confidential information, (2) required to avoid conflicts of interest and disclose to our board of directors any facts that might involve a conflict of interest with us and (3) prohibited from soliciting our employees, customers, or clients for a period of two years following his termination of employment. The separation agreement contains a general release by Mr. Cerotzke from all liability of whatever kind and nature arising out of, or related to Mr. Cerotzke’s employment with us and his employment agreement, except his rights (1) under our benefit plans and (2) to enforce the separation agreement.
Benefit Plans.
401(k) Plan. We maintain a tax-qualified profit sharing plan under Section 401(k) of the Internal Revenue Code that covers substantially all of our employees. The plan generally provides for voluntary employee pre-tax contributions of employee compensation, a profit sharing contribution of 3% allocated to each employee based on compensation and a discretionary profit sharing contribution of up to 7% of employee compensation. Profit sharing contributions are approved by our board of directors. The plan also provides a company matching contribution in the form of shares of our common stock equal to 10% of each employee’s elective deferrals in the plan. In the transition period July 1, 2008 to December 31, 2008, we made total profit sharing contributions of $170,766 and contributed shares of our common stock valued at $17,493.
Employee Stock Ownership Plan. We maintain an Employee Stock Ownership Plan (ESOP) that covers substantially all of our employees. The ESOP receives contributions of our common stock from Energy, Inc. each year as determined by our board of directors. The contribution, if any, is recorded based on the current market price of our common stock. We did not make any contributions to the ESOP in the transition period July 1, 2008 to December 31, 2008.
Retiree Health Plan. We sponsored a defined post-retirement health benefit plan providing health and life insurance benefits to eligible retirees. The plan pays eligible retirees (post-65 years of age) $125 per month in lieu of contracting for health and life insurance benefits. The amount of this payment is fixed and will not increase with medical trends or inflation. In addition, the plan allows retirees between the ages of 60 and 65 and their spouses to remain on the same medical plan as active employees by contributing 125% of the current COBRA rate to retain this coverage. The 25% in excess of the current COBRA rate is held in a VEBA trust account, and benefits for this plan are paid from assets held in the VEBA trust account. In 2006, we discontinued contributions to the plan and are no longer required to fund the plan. As of

December 31, 2008, the value of the plan assets was $6,197,405. The assets remaining in the VEBA trust account will be used to fund the plan until these assets are exhausted.
Dividend Reinvestment Policy. We have a policy that provides for any employee who owns shares of our common stock in our 401(k) plan or ESOP the opportunity to reinvest any dividends for additional shares of our common stock.
Outstanding Equity Awards at December 31, 2008
The following table summarizes information with respect to the stock options held by our most highly compensated executive officers as of the end of the past fiscal year.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options	Options	Exercise Price	Expiration
Name	Exercisable	Unexercisable	($)	Date

Kevin J. Degenstein	2,500	7,500	7.10	12/01/2018 (1)
James W. Garrett	7,500	2,500	9.93	12/01/2017 (2)

(1)	The option is exercisable as follows: 25% of the shares on 12/1/2008; 25% of the shares on 12/1/2009; 25% of the shares on 12/1/2010 and 25% of the shares on 12/1/2011.

(2)	The option is exercisable as follows: 25% of the shares on 12/1/2007; 25% of the shares on 12/1/2008; 25% of the shares on 12/1/2009 and 25% of the shares on 12/1/2010.
Equity Compensation Plan Information
The Energy, Inc. 2002 Stock Option Plan provides for the issuance of up to 300,000 shares of common stock to certain key employees. As of December 31, 2008, there were 29,500 options outstanding and the maximum number of shares available for future grants under the plan was 63,500 shares. Additionally, our 1992 Stock Option Plan, which expired in September 2002, provided for the issuance of up to 100,000 shares of common stock pursuant to options issuable to certain key employees. Under the option plans, the option price may not be less than 100% of the common stock fair market value on the date of grant (in the event of incentive stock options, 110% of the fair market value if the employee owns more than 10% of our outstanding common stock). Options granted under these plans vest over four to five years and are exercisable over a five to ten year period from the date of issuance. When the 1992 plan expired in September 2002, 12,600 shares remained unissued and were no longer available for issuance.

Number of
securities
remaining available
	Number of		for future issuance
	securities		under equity
	to be issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding securities
	outstanding options,	outstanding options,	reflected in the first
Plan category	warrants and rights	warrants and rights	column)

Equity compensation plans approved by security holders*	177,453	$8.42	65,547
Equity compensation plans not approved by security holders	—	—	—
Total	177,453	$8.42	65,547

*	Includes 150,000 shares available for future issuance to our directors pursuant to a policy that permitted directors to defer payment of fees in stock for service as a director, 147,953 shares of which have been issued or allocated for issuance pursuant to the policy.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Through our subsidiary, Energy West Resources, Inc., Energy West owns a 19.8% interest in Kykuit Resources, LLC, a developer of oil, gas and mineral leases in which it holds ownership interests. Certain related persons also have interests in Kykuit.

•	Richard M. Osborne, our chairman of the board and chief executive officer, owns a 23.7% membership interest in Kykuit.

•	Steven A. Calabrese, a member of our board of directors, has an interest in Kykuit as a result of his involvement with R.C. Enterprises & Development, LLC (R.C. Enterprises). R.C. Enterprises is a member of Kykuit, owning approximately a 5.5% membership interest. Mr. Calabrese’s interest arises from his position as managing member of R.C. Enterprises.

•	John D. Oil and Gas Company, a publicly-held oil and gas exploration company, is the managing member of Kykuit and owns 19% of the membership interests. Richard Osborne is the chairman of the board and chief executive officer of John D. Oil and Gas Company, Gregory Osborne is president, chief operating officer and a director of John D. Oil and Gas Company, and our director Thomas J. Smith is a director of John D. Oil and Gas Company.
Energy West’s investment in Kykuit was ratified by disinterested and independent directors Ian Abrams and W.E. Argo as well as all other members of our board of directors.

Gregory J. Osborne, a director, is the son of Richard M. Osborne, our chairman of the board and chief executive officer.
On February 25, 2008, we entered a lease agreement, effective as of January 1, 2008, with OsAir, Inc. whereby we agreed to lease approximately 1,028 square feet of space located in Mentor, Ohio from OsAir. The lease has a term of three years with a monthly lease rate of $1,200. Richard Osborne is the president and chief executive officer of OsAir, Inc. The lease was approved at a meeting of our board of directors by disinterested and independent director W.E. Argo as well as the other members of the board.
On June 29, 2009, we entered into the merger agreements with the Companies and the Companies’ Shareholders whereby we agreed to acquire Lightning Pipeline, Great Plains, Brainard and GPL, which companies are primarily owned by an entity controlled by Richard Osborne. This transaction will increase our customers by more than 50%. For more information, see “The Transaction” in this proxy statement beginning on page [___] and in particular “— Interest in Certain Matters to be Acted Upon.”
We believe that the terms of the transactions and the agreements described above are on terms at least as favorable as those which we could have obtained from unrelated parties. In accordance with our policy adopted by the board of directors, on-going and future transactions with related parties will be
•	on terms at least as favorable as those that we would be able to obtain from unrelated parties,

•	for bona fide business purposes, and

•	reviewed and approved by the audit committee or other independent directors in accordance with the Montana Business Corporation Act after full disclosure of the existence and nature of the conflicting interest in the related party transaction by the director involved in the transaction.

THE TRANSACTION
In addition to the election of directors at this year’s annual meeting of shareholders, you will be asked to consider and vote upon a proposal related to the issuance of shares of our common stock as merger consideration for our acquisition of Lightning Pipeline, Great Plains, Brainard and GPL (see Proposal 2 beginning on page [___]). This issuance is a condition in the merger agreements to the consummation of the mergers. The holders of a majority of the shares represented in person or by proxy at this year’s annual meeting must vote “FOR” Proposal 2 in order for the transaction to be completed on the terms set forth in the merger agreements.
Set forth below is a discussion of the transaction, including a description of the material terms and conditions of the merger agreements. You should review this section carefully in connection with your consideration of Proposal 2.
General Description of the Transaction
On September 12, 2008, we entered into a stock purchase agreement with the Companies’ Shareholders whereby we agreed to purchase all of the capital stock of Lightning Pipeline, Great Plains, Brainard and all of the membership interests of GPL, which companies are primarily owned by an entity controlled by Richard Osborne and wholly-owned by the Companies’ Shareholders. Pursuant to the stock purchase agreement, we would have also acquired Orwell and NEO, subsidiaries of Lightning Pipeline and Great Plains.
Subsequently, we and the Companies’ Shareholders determined that certain efficiency considerations, including the consistency of the articles of incorporation and bylaws of the newly-formed merger subsidiaries and tax considerations, made a different form of transaction advisable to achieve the identical end result. To that end, on June 26, 2009, the stock purchase agreement was terminated. On June 29, 2009, we entered into two separate merger agreements. Pursuant to the merger agreements, our proposed acquisition of Lightning Pipeline, Great Plains, Brainard and GPL will be effected by four separate mergers of one of four newly-formed wholly-owned subsidiaries of Energy, Inc. with and into each of the Companies. Each Company will be the surviving corporation (or limited liability company, as the case may be) in each merger as a wholly-owned subsidiary of Energy, Inc. and the stock of the newly-formed subsidiaries will be converted into stock of the Companies and the Companies’ Shareholders will receive shares of our common stock, the merger consideration, in exchange for their shares of the Companies. Under the stock purchase agreement, we would acquire each of the Companies by the direct result of the purchase of the stock of the Companies by exchanging the shares of the Companies held by the Companies’ Shareholders for shares of our common stock. By way of the mergers, the Companies’ articles and bylaws will be the articles and bylaws of the merger subsidiaries as opposed to the stock purchase transaction where the articles and bylaws of each of the Companies would have remained the same as they were prior to the transaction. However, the ultimate effect of the mergers is the same as the stock purchase transaction. Energy, Inc. will acquire the Companies and after completion, each of Lightning Pipeline, Great Plains, Brainard and GPL will be a wholly-owned subsidiary of Energy, Inc. The purchase price is now the merger consideration and is the same as before.
At the time of the mergers, each share of common stock of Lightning Pipeline, Great Plains and Brainard and each membership interest of GPL will be converted into the right to receive unregistered shares of our common stock (known as the “merger consideration”) based on the following calculation computed as of the closing date:
The total number of shares of our common stock that the Companies’ Shareholders will be entitled to receive for merger consideration will be the total of $34,304,000 plus the number of additional active customers of the Companies in excess of 20,900 at closing multiplied by $1,598.09, less the debt of the Companies at closing (which debt will not be greater than $20,867,866), divided by $10.
The total merger consideration is subject to increase or decrease within three business days prior to closing of the transaction depending on the number of active customers of Orwell, Brainard and NEO. In addition, the amount of debt that we assume may increase or decrease as the Companies may incur additional debt in the ordinary course of business.
At July 31, 2009, the assumed debt of the Companies was $20,867,866 and the total number of active customers of Orwell, Brainard and NEO was 22,581. For example purposes only, if the closing had occurred on July 31, 2009, the merger consideration would have been calculated as follows:
$34,304,000 plus $2,686,389 (22,581 active customers minus 20,900 times $1,598.09) for a total of $36,990,389, less $20,867,866 (debt), divided by $10. The sum of $16,122,523 would result in the issuance of 1,612,252 shares to the Companies’ Shareholders.
The unaudited pro forma consolidated financial statements attached to this proxy statement as Annex G estimate the number of active customers at closing to be 23,132. Therefore, for example purposes only, if on the closing date, the Companies had 23,132 active customers and debt of $20,867,866, the merger consideration would be calculated as follows:
$34,304,000 plus $3,566,937 (23,132 active customers minus 20,900 times $1,598.09) for a total of $37,870,937 less $20,867,866 (debt) divided by $10. The sum of $17,003,071 would result in the issuance of 1,700,307 shares to the Companies’ Shareholders.
The maximum number of active customers that we would be required to pay for is capped at 25,000. Therefore, for example purposes only, if on the closing date, the Companies had the maximum number of active customers and debt of $20,867,866, the maximum merger consideration would be calculated as follows:
$34,304,000 plus $6,552,169 (25,000 active customers minus 20,900 times $1,598.09) for a total of $40,856,169 less $20,867,866 (debt) divided by $10. The sum of $19,988,303 would result in the issuance of 1,998,830 shares to the Companies’ Shareholders.
This maximum merger consideration will represent approximately [___]% of our outstanding common stock immediately after the mergers. The merger consideration will be allocated among the Companies at closing in accordance with the number of respective customers (assuming $3.1 million is allocated to GPL) and among the Companies’ Shareholders in accordance with their interests in each of the Companies.
Among the Companies’ Shareholders, Richard Osborne is our chairman, chief executive officer and a director, Mr. Smith is our vice president, chief financial officer and a director, and Ms. Howell is our secretary. You should also review “— Interests of Certain Persons in Matters to be Acted Upon” for more information.

For more information on the Companies’ operations and financial condition, see the section entitled “Information about the Companies” commencing on page [___] and financial statements of the Companies — the historical audited financial statements for the years ended December 31, 2008 and 2007 and the unaudited financial statements for the three months ended March 31, 2009 — attached to, and included in, this proxy statement as Annex D for Lightning Pipeline, Annex E for Great Plains (which includes GPL), and Annex F for Brainard.
Background of the Transaction
We began focusing on a growth strategy in fiscal 2007. Our growth strategy includes the acquisition and expansion of our natural gas utility operations in small and emerging markets. We regularly evaluate gas utilities of varying sizes for potential acquisition. Our strategy also includes identifying geographic areas that have low market saturation rates in terms of natural gas utilization as a result of historical reliance by customers on alternative fuels, such as heating oils. We believe that we have the operating expertise and technology systems to handle a significantly greater number of customers. We intend to focus on acquisitions that will enable us to grow our customer base and fully utilize our personnel. We believe that there are opportunities to acquire financially-sound, smaller natural gas utility companies that are individually owned or controlled.
At a meeting of our board of directors in February 2008, Richard Osborne expressed an interest in selling his natural gas utility companies headquartered in Mentor, Ohio with approximately 20,500 customers in Northeastern Ohio and Western Pennsylvania. Our board discussed this expression of interest, including the potential increase in our customer base by more than 50% and the entry into Northeastern Ohio. The proposed transaction reflects our strategy of focusing on acquisition opportunities outside of Montana and Wyoming. Our board was not aware of, nor did it specifically seek out, other possible acquisition opportunities in Northeastern Ohio, although the company continued to actively look at other acquisition opportunities generally as the proposed transaction does not preclude the company from pursuing any other opportunities, including other opportunities in Northeasten Ohio.
On March 27, 2008, our board, by unanimous action, approved the formation of a special committee, comprised of W. Gene Argo and Ian Abrams, both independent directors of our board. The special committee was formed solely and specifically to evaluate the proposed acquisition of the Companies. Our board believed that a special committee was necessary to evaluate the proposed transaction given Richard Osborne’s conflicts of interest as the chief executive officer, chairman of the board and the owner of almost all of the outstanding equity of the Companies, as well as CEO, Chairman of the Board and a significant shareholder of Energy, Inc. Messrs. Argo and Abrams were chosen as the members of the special committee because they had no connection to Mr. Osborne, other than as directors of Energy, Inc., or the Companies that would preclude them from serving on the committee. In addition, Messrs. Argo and Abrams have extensive business experience as Mr. Argo was the president of a gas and electric cooperative for 12 years and is the company’s longest serving director, and Mr. Abrams has previously founded, developed and sold several successful business ventures. Our board believed that they would be in the best position to evaluate and protect the interests of our non-affiliated shareholders by objectively evaluating the proposed transaction in compliance with our policies and Montana law regarding interested-director and related party transactions. Montana law provides that a corporate transaction may not be enjoined, set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation premised on a director having an interest in the transaction if the transaction is approved by all of the directors who have neither an interest in the transaction nor a familial, financial, professional or employment relationship with the interested director that would reasonably be expected to exert an influence on the disinterested directors (a qualified director). The company’s board believes that Messrs. Argo and Abrams are “qualified directors” for purposes of Montana law.
Richard Osborne and Mr. Smith were excluded from discussions at the company's board related to the proposed transaction due to their ownership in, and executive management positions at, the Companies. Mr. Sprague was also excluded from discussions at the company's board because he acted as a tax advisor to the Companies and Mr. Osborne in connection with the proposed transaction.
On April 3, 2008, the special committee of our board held an organizational meeting to discuss the proposed acquisition of the Companies, including the hiring of an independent legal advisor and an independent financial advisor to assist the special committee given the related party nature of the proposed transaction. James W. Garrett, our then vice president of business development, was also present at this meeting as well as representatives of our securities law counsel, Kohrman Jackson & Krantz P.L.L. (the Kohrman law firm). Our corporate counsel, Dworken & Bernstein Co., L.P.A (the Dworken law firm), represented Richard Osborne and the Companies’ Shareholders in connection with this transaction. As the Dworken law firm had previously represented the Companies and Mr. Osborne prior to this transaction and to provide continuity of counsel to the Companies, we waived this conflict at Mr. Osborne’s request. After discussion as well as review of the presentations, the special committee decided to engage an independent law firm, McCarthy, Lebit, Crystal & Liffman Co., L.P.A (the McCarthy law firm), to act as its independent legal advisor. The special committee discussed the engagement of Houlihan Smith & Company Inc. to act as its independent financial advisor to render an opinion, whether favorable or not, in connection with the transaction. We had no prior relationship with either the law firm representing the special committee or Houlihan Smith. Also, at this meeting, the special committee was presented with a draft letter of intent from the Dworken law firm, the Companies’ counsel, setting forth the terms of the proposed transaction, including the proposed purchase price of $1,600 per customer (approximately $32 million) less the debt of Orwell and NEO divided by $9 per share of our common stock. The initial terms did not include GPL or Brainard.

On April 10, 2008, at a meeting of the company’s board, the special committee updated the board on the status of discussions regarding the transaction.
On April 14, 2008, based on input from the special committee, independent counsel for the special committee, the McCarthy law firm, discussed the engagement letter with representatives of Houlihan Smith. On April 18, 2008, the special committee formally engaged Houlihan Smith to act as its financial advisor and to render an opinion, whether or not favorable, in connection with the transaction.
On April 23, 2008, independent counsel for the special committee, the McCarthy law firm, met via telephonic conference with attorneys for the Companies, the Dworken law firm, to discuss the transaction.
On April 30, 2008, the special committee and the McCarthy law firm met with Richard Osborne, other representatives of the Companies and their counsel, the Dworken law firm. Our securities law counsel, the Kohrman law firm, also attended the meeting at the invitation of the special committee. The main topic of discussion at this meeting was the purchase price for the acquisition of the holding companies of NEO and Orwell (Great Plains and Lightning Pipeline, respectively). The special committee also requested that Brainard be included in the transaction. The special committee indicated that they believed that the purchase price should not be based solely on a multiple of customers and that they looked at other methods of valuation including discounted cash flow, market valuation of other public companies, comparable transactions, and EBITDA to determine if these methodologies yielded a value in the same range as the per customer method. The special committee proposed a purchase price of $32 million for Lightning Pipeline, Great Plains and Brainard if Mr. Osborne wanted to value our stock at $9 per share for purposes of the transaction. Mr. Osborne indicated that he was willing to include GPL, which owns the land that NEO leases for its operations, and value our shares at $10 per share for purposes of the transaction if we were willing to pay $34.3 million in total for the Companies and pay for additional customers of Orwell, NEO and Brainard between signing of a definitive agreement and closing. Mr. Osborne requested the adjustment for additional customers based on his belief that regulatory approval would take a considerable amount of time. Our stock was then trading at approximately $8.45 per share.
On May 2, 2008, Houlihan Smith formally requested diligence information from the Companies. In addition, the special committee, on behalf of the company, executed a confidentiality agreement with the Companies in order to continue to evaluate a potential transaction.
On May 8, 2008 at a meeting of our board, the special committee updated the board on the status of the proposed transaction.
On May 9, 2008, the special committee met with its counsel, the McCarthy law firm, to discuss the term sheet prepared by the Dworken law firm, counsel for the Companies’ Shareholders, related to the proposed transaction. The special committee discussed the proposed $34.3 million purchase price, which included the acquisition of Brainard as well as GPL which owned land appraised at approximately $2.0 million and the $10 per share value of our common stock for purposes of the transaction as well as the $1,598.09 per customer adjustment to the purchase price based on the number of customers suggested by Richard Osborne. Mr. Osborne proposed the $10 per share value as he believed that the underlying value of our common stock was not reflected in its current market price. The special committee discussed the possible benefits of the purchase price adjustment for additional customers including the additional revenue in the case of additional customers and the lower purchase price in the event of a customer decline as well as the incentive to the Companies and Mr. Osborne to keep and attract customers.
On June 12, 2008 at a meeting of our board, the special committee presented the board with a term sheet for the proposed acquisition of the Companies and discussed its various terms including the purchase price of $34.3 million, the $10 value for our common stock and the customer number adjustment. The special committee believed that a value of $10 per share for purposes of the transaction was both beneficial to our shareholders as it represented a premium to the then current trading price of the company’s stock of $8.50 on June 11, 2008, or a 17.6% premium, and thereby reduced the number of shares to be issued to the Companies’ Shareholders, and appropriate in a related party transaction such as the proposed transaction. Our board approved the summary term sheet and authorized the special committee to move forward with the drafting of a definitive stock purchase agreement to acquire the Companies and conduct formal due diligence. The parties executed the term sheet on June 12, 2008.
During the months of June, July and August 2008, the McCarthy law firm, counsel for the special committee, continued to review diligence materials related to the Companies and to work with counsel for the Companies on the stock purchase agreement.
On August 13, 2008, the special committee met with the McCarthy law firm, its independent counsel, to discuss the open issues related to the stock purchase agreement, including the affiliate agreements, relating to office leases, pipelines, gas supply and delivery, and gas transportation, which are the Companies’ agreements with other companies owned or controlled by Richard Osborne. The committee also discussed with Houlihan Smith its draft fairness opinion. At this meeting, Houlihan Smith delivered an oral opinion, subsequently confirmed in writing, to the special committee that, as of the date of the opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Houlihan Smith, the proposed acquisition of the Companies and the purchase price to be paid by us was fair from a financial point of view.
At the August 25, 2008 board meeting, our board discussed the proposed acquisition of the Companies. Richard Osborne and Mr. Smith, as well as Mr. Sprague who acted as a tax advisor to the Companies’ Shareholders, were not present for these discussions. The special committee discussed its evaluation of the proposed transaction as well as the steps taken by the special committee to evaluate the transaction, including the engagement of its independent legal counsel, the signing of a confidentiality agreement, the engagement of its independent financial advisor, the execution of a term sheet, the due diligence, and the negotiation of the stock purchase agreement. The special committee discussed its analysis of the purchase price, including the methodologies (public company method, comparable transaction method and discounted cash flow method) used by Houlihan Smith in its fairness opinion presentation. The special committee believed that these methodologies placed the value of the transaction in the same range as the per customer value proffered by Mr. Osborne. Our board was provided with information related to the proposed acquisition, including a summary of the material terms and conditions of the latest draft of the stock purchase agreement and affiliate agreements. The special committee reviewed the fairness presentation prepared by Houlihan Smith and indicated to our board that it had received a fairness opinion from Houlihan Smith to the effect that, as of the date of the opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Houlihan Smith, the proposed transaction and the purchase price to be paid by us was fair from a financial point of view to the company and its shareholders. The special committee recommended that the board approve the transaction, including the execution of the stock purchase agreement. The board requested that financial analyses be prepared by our management including anticipated cost savings and synergies.
Between August 25, 2008 and September 11, 2008, discussions continued among the members of our board and between the parties with respect to the various agreements related to the transaction, particularly the affiliate agreements, and with respect to potential acquisition-related synergies and cost savings.
On September 11, 2008, our board of directors, without Richard Osborne, Mr. Smith and Mr. Sprague present, held another meeting during which it considered the proposed transaction, including potential cost savings and a detailed financial presentation requested by the board at its previous meeting and prepared by our management. The financial presentation included the purchase price methodology considered by Houlihan Smith as well as additional methodologies such as multiples of EBITDA, and integration of the Companies’ operations. Our board also discussed potential cost savings related to duplicative personnel and facilities. A representative of the Kohrman law firm discussed and reviewed the legal duties and responsibilities of our board of directors in connection with the proposed transaction. Following the discussions and presentations, our board of directors unanimously determined that the transaction was fair to, and in the best interests, of the company and our shareholders, and declared the transaction to be advisable.
On September 12, 2008, we entered into a stock purchase agreement with the Companies’ Shareholders to acquire the Companies, and before the opening of trading on September 12, 2008, we issued a press release in which we announced our execution of that agreement.
From September 2008 to May 2009, during our preparation of this proxy statement, including the requisition of the necessary audited financial statements for the Companies, the parties to the stock purchase agreement determined for efficiency reasons that the proposed transaction might be better effectuated by mergers than by stock purchase.
At the June 3, 2009 board meeting, our board discussed the proposed transaction, including the termination of the stock purchase agreement and the proposed merger agreements. Richard Osborne, Mr. Smith and Mr. Sprague were not present for these discussions. Our board was provided with updated information related to the proposed transaction, including a summary of the latest drafts of the merger agreements, the latest financial statements, drafts of the unaudited pro forma financial statements, the new affiliate agreements related to the meters, the loan from Mr. Osborne to Lightning and an update on the status of regulatory approvals. The board reviewed the bring-down letter related to the fairness opinion from Houlihan Smith to the effect that, as of June 3, 2009, Houlihan Smith reaffirmed all of the statements made in its fairness opinion dated as of August 25, 2008, including that the proposed acquisition and the price to be paid by us was fair from a financial point of view to the company and our shareholders. Following the discussions, our board of directors, without Messrs. Osborne, Smith and Sprague present, unanimously determined that the mergers were fair to, and in the best interests, of the company and our shareholders, and declared the transaction to be advisable.
On June 26, 2009, we terminated the stock purchase agreement. On June 29, 2009 we entered into a merger agreement with Lightning Pipeline, Great Plains and Brainard and a separate merger agreement with GPL. After the closing of trading on July 2, 2009, we filed a Form 8-K with the SEC in which we announced the termination of the stock purchase agreement and the execution of the merger agreements. For more information regarding the merger agreements, see the section below entitled “— Material Terms of the Merger Agreements” commencing on page [___] and the full text of such agreements attached to and included in this proxy statement as Annex A and Annex B.
Reasons for the Transaction and Recommendations of the Special Committee and of Our Board of Directors
     The Special Committee
On August 25, 2008, the special committee, by unanimous vote, adopted resolutions:

•	determining that the stock purchase agreement and the transaction contemplated by the stock purchase agreement are advisable, fair to, and in the best interests of the company and our shareholders from a financial point of view, and

•	recommending that our board of directors approve and adopt the stock purchase agreement (now the merger agreements) and the transaction contemplated thereby. See “— Background of the Acquisition” for additional information on the recommendation of the special committee.
In evaluating the proposed transaction and arriving at its determination, the special committee consulted with our management and its independent legal and financial advisors, and gave significant consideration to a number of factors bearing on its decision. In reaching its determinations, the special committee considered the following material factors that it believed supported its determinations:
•	our and the Companies’ historical financial performance and condition, including results of operation,

•	the Companies’ competitive position, including market penetration and the ability to obtain new customers due to new housing construction or the switch from oil heating,

•	the compatibility of our business with that of the Companies,

•	our strategy to grow our customer base, fully utilize the expertise of our personnel and leverage our fixed operating costs,

•	the extensive due diligence performed by our management and the special committee,

•	the terms and conditions of the stock purchase agreement, including the purchase price and its structure, and the course of negotiations,

•	the fairness of the transaction to our shareholders, other than Richard Osborne,

•	the opinion, to the effect that, as of the date of such opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Houlihan Smith, the proposed acquisition of the Companies and the purchase price to be paid by us was fair from a financial point of view to the company and our shareholders,

•	the fact that the Companies’ commitment would not be contingent on its conducting, or the outcome of, a lengthy shareholder approval process as the Companies are private companies with only five shareholders,

•	current industry conditions, including the lack of potential acquisition targets due to consolidation; and

•	current market conditions, including the limited availability of financing to fund acquisitions and the Companies’ Shareholders’ willingness to accept our stock for the Companies.
The special committee also considered a variety of risks and other potentially negative factors in assessing the advisability of the transaction, including:
•	the risk that the potential benefits sought in the acquisition might not be fully realized, including any potential cost savings at the Companies,

•	the ownership dilution to our existing shareholders, including the increased ownership of Richard Osborne,

•	the significant additional debt that would be added to our balance sheet as a result of our assumption of the Companies’ outstanding indebtedness,

•	the lengthy time frame contemplated to receive the necessary regulatory approvals for the transaction,

•	the potential negative effect on our stock price associated with the public announcement of the potential acquisition,

•	the potential negative effect on our stock price if our revenue, earnings and cash flow expectations following the acquisition are not met,

•	the potential dilutive effect on our common stock price if revenue and earnings expectations of the Companies’ operations are not met,

•	the increased risks associated with management of the combined operations of our company and the Companies, and

•	the other risks and uncertainties discussed in this proxy statement in the section entitled “Risk Factors Relating to the Transaction.”
     Our Board of Directors
On August 25, 2008, the special committee, by unanimous vote, determined to recommend that our board adopt and approve the stock purchase agreement. On September 11, 2008, our board of directors unanimously (without Richard Osborne, Mr. Smith and Mr. Sprague present) adopted the following resolutions:
•	determining that the stock purchase agreement and the transaction contemplated by the stock purchase agreement are advisable to, fair to, and in the best interests of, the company and our shareholders from a financial point of view,

•	approving and adopting the stock purchase agreement (now the merger agreements) and the transaction contemplated by the stock purchase agreement, and

•	recommending that the holders of shares of our common stock vote for approval of the issuance of our common stock as part of the purchase price of the Companies.
On June 3, 2009, our board of directors unanimously (without Richard Osborne, Mr. Smith and Mr. Sprague present) adopted the following resolutions:
•	determining that the stock purchase agreement should be terminated,

•	determining that the merger agreements and the transactions contemplated by the merger agreements are advisable to, fair to, and in the best interests of, the company and our shareholders from a financial point of view,

•	approving and adopting the merger agreements and the transactions contemplated by the merger agreements, and

•	recommending that the holders of shares of our common stock vote for approval of the issuance of our common stock as part of the merger consideration for the Companies.
See “— Background of the Transaction” for additional information on the recommendation of our board of directors.
Our board of directors believes that the merger agreements and the transactions contemplated thereby, including the issuance of our common stock to the Companies’ Shareholders as the merger consideration, are fair to and in the best interests of the company. In reaching these conclusions, our board considered the unanimous recommendation of the special committee and the factors considered by the special committee as described.
We do not intend this discussion of the information and factors considered by the special committee and our board of directors to be exhaustive, although this discussion does include all material factors considered by the special committee and our board. In reaching its determination to approve the transaction, the special committee and our board did not assign any relative or specific weights to the factors considered, and individual directors might have weighted factors differently. In addition, there can be no assurance that the potential synergies, opportunities or other benefits considered by the special committee and our board will be achieved by the completion of the mergers or the incorporation of the Companies’ business into our current business. See “Risk Factors Relating to the Transaction” beginning on page [___].
Management Following the Mergers (page [__])
We do not anticipate that our Board of Directors or executive officers will change at the time of the proposed mergers. We expect that the Companies’ management teams will be integrated with our management team as the Companies’ operations are combined with our own operations. We do not expect to enter into any executive employment agreements in connection with the mergers, nor that any of the executive officers of either company will terminate their employment as a result of the mergers.
The Companies’ Boards and the Companies’ Shareholders Approval
The boards of directors of the Companies approved the merger agreements and the mergers. By their execution of the merger agreements the Companies’ Shareholders unanimously consented to the merger agreements and the mergers. In addition, prior to closing, the Companies’ Shareholders will effectively waive their rights under Ohio law to dissent from the mergers and seek appraisal of the shares of the Companies they own.
Opinion of Houlihan Smith & Company Inc.
Houlihan Smith acted as the financial advisor to the special committee of our board of directors in connection with the proposed transaction. The special committee engaged Houlihan Smith to render an opinion, whether or not favorable, in connection with the transaction. On August 25, 2008, the special committee reviewed the fairness presentation prepared by Houlihan Smith and indicated to our board that it had received a fairness opinion from Houlihan Smith to the effect that, as of the date of the opinion, based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Houlihan Smith, the proposed transaction and the purchase price to be paid by us was fair from a financial point of view to the company and its shareholders. The special committee reviewed for accuracy and completeness the financial projection regarding the Companies and found Houlihan Smith’s reliance on the projections to be reasonable.
On August 25, 2008, at a meeting of our board of directors held to evaluate the proposed transaction, Houlihan Smith delivered to the special committee of our board of directors a written opinion dated August 25, 2008, to the effect that, as of that date and based on and subject to various assumptions, procedures followed, matters considered and limitations described in its opinion, the proposed acquisition of the Companies and the purchase price are fair from a financial point of view. On June 3, 2009, Houlihan Smith delivered to the special committee a bring-down letter with respect to the termination of the stock purchase agreement and the proposed mergers, wherein Houlihan Smith noted that the pro-forma structure of the mergers remains unchanged from the previously proposed structure of the stock purchase transaction and reaffirmed as of June 3, 2009 the statements made in their August 25, 2008 opinion.

We paid Houlihan Smith a non-contingent fee of $125,000 for its services in providing the fairness opinion, including the bring-down letter. We also agreed to indemnify Houlihan Smith with respect to its services relating to the fairness opinion. Houlihan Smith had no prior investment banking relationship with us, the Companies or the Companies’ Shareholders. Houlihan Smith was chosen by the special committee from among several similar financial firms from whom the company had solicited bids, and was ultimately chosen based on their expertise and cost.
The purchase price/merger consideration was determined through negotiation between us and the Companies’ Shareholders and our decision to enter into the stock purchase agreement and the subsequent merger agreements was solely that of the special committee and our board of directors. Houlihan Smith’s opinion and financial analyses were only one of many factors considered by the special committee and our board of directors in their evaluations of the proposed transaction and should not be viewed as determinative of the views of the special committee, our board of directors or our management with respect to the proposed transaction or the purchase price/merger consideration.
The full text of Houlihan Smith’s opinion and bring-down letter describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by Houlihan Smith. The opinion and the bring-down letter are attached as Annex C and are incorporated into this proxy statement by reference. Houlihan Smith has consented to the incorporation by reference of its opinion and the bring-down letter in this proxy statement. Houlihan Smith’s opinion and bring-down letter are directed only to the fairness from a financial point of view of the proposed transaction and the consideration to be paid by Energy, Inc. in the proposed mergers. Neither the opinion nor the bring-down letter address the relative merits of the proposed transaction as compared to other business strategies or transactions that might be available to us, or our underlying business decision to effect the proposed transaction. The opinion does not constitute a recommendation to any shareholder as to how you should vote or act with respect to the proposed transaction. You are encouraged to read the opinion and bring-down letter carefully in their entirety. The summary below of Houlihan Smith’s opinion and bring-down letter is qualified in its entirety by reference to the full text of its opinion and bring-down letter.
In arriving at its opinion, Houlihan Smith:
•	reviewed the financial terms and conditions of the draft stock purchase agreement, dated August 18, 2008,

•	reviewed the financial terms and conditions of the draft merger agreements, dated June 1, 2009,

•	reviewed publicly available information and other data with respect to Energy, Inc., including the Annual Report on Form 10-K for the year ended June 30, 2008, the Form 10-KT for the transition period ended December 31, 2008 and the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009,

•	reviewed audited historical financial statements for Lightning Pipeline for the years ended December 31, 2007 and 2008,

•	reviewed audited historical financial statements for Great Plains (including GPL) for the years ended December 31, 2007 and 2008,

•	reviewed audited historical financial statements for Brainard for the years ended December 31, 2007 and 2008,

•	reviewed audited historical financial statements for NEO for the periods ended December 31, 2003 through December 31, 2008,

•	reviewed audited historical financial statements for Orwell for the periods ended December 31, 2005 through December 31, 2008,

•	reviewed unaudited historical financial statements for each of the Companies for the quarterly period ended March 31, 2009,

•	reviewed monthly operating budgets for fiscal year ended December 31, 2008 for each of the Companies, prepared by their respective senior management,

•	reviewed methodology used in budgeting and the basis for certain forecast assumptions with senior management of the Companies,

•	reviewed certain third-party agreements with the Companies, including agreements with parties related to the principal owner of the Companies,

•	reviewed interim financial statements comparing budget to actual earnings for Orwell and NEO for the months of January 2008 through May 2008,

•	reviewed financial projections for NEO for 2008 through 2013,

•	reviewed financial projections, including capital expenditure forecasts, for Orwell for 2008 through 2012,

•	reviewed various promissory notes, loan agreements, and line of credit grant agreements related to the debt of NEO,

•	reviewed financial and operating information with respect to certain publicly-traded companies in the natural gas industry which Houlihan Smith believes to be generally comparable to our business, and the Companies, as well as other research related to the size and growth of markets in which we and the Companies operate or may operate,

•	reviewed the financial terms of certain business combinations in the natural gas industry specifically and in other industries generally,

•	held discussions with our senior management regarding, among other items, our decision to form a business combination with the Companies, the prospective synergies, and our management’s outlook for future prospects of the Companies on a post-transaction basis, and

•	performed other financial studies, analyses and investigations, and considered such other information as we deemed necessary or appropriate.
In connection with its review, Houlihan Smith relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial, legal, tax, and other information discussed with or reviewed by it and assumed such accuracy and completeness for purposes of rendering its fairness opinion. In addition, Houlihan Smith did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Energy, Inc. or the Companies, and Houlihan Smith was not furnished with any such evaluation or appraisal. Houlihan Smith further relied upon the assurances from senior management of Energy, Inc. and the Companies that they were unaware of any facts that would make the information provided to it to be incomplete or misleading for the purposes of its fairness opinion.

Houlihan Smith has not assumed responsibility for any independent verification of this information and has not assumed any obligation to verify this information. Neither Energy, Inc. nor the Companies imposed instructions or limitations on Houlihan Smith with respect to the investigations made or the procedures followed by Houlihan Smith in rendering its opinion.
Each of the analyses conducted by Houlihan Smith was carried out to provide a particular perspective of the proposed transaction. Houlihan Smith did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support its opinion as to the fairness of the proposed mergers to our shareholders. Houlihan Smith did not place any specific reliance or weight on any individual analysis, but instead, concluded that its analyses taken as a whole supported its conclusion and fairness opinion. Accordingly, Houlihan Smith believes that its analyses must be considered in their entirety and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete view of the processes underlying the analyses performed by it in connection with the preparation of the fairness opinion.
     Houlihan Smith’s financial analysis
Set forth below is a summary of the material financial analyses performed by Houlihan Smith in connection with its opinion and reviewed with the special committee and our board of directors at their meeting on August 25, 2008. In evaluating the purchase price, Houlihan Smith employed three different methods of valuation analysis: market valuation through the guideline public company method, comparable transactions method, and income valuation through discounted cash flow analysis. Each valuation method is briefly described below.
     Market Valuation Approach — the Guideline Public Company Method
The guideline public company method applies the trading multiples of publicly traded companies to the subject company to derive an indication of value. Houlihan Smith sought guideline companies in the natural gas distribution industry with operating structures and target customers similar to the Companies, and found nine such companies. Those companies, which are referred to as the selected companies, consisted of:
•	Northwest Natural Gas Co.

•	Laclede Group Inc.

•	Piedmont Natural Gas Co. Inc.

•	South Jersey Industries, Inc.

•	EnergySouth, Inc.

•	Chesapeake Utilities Corp.

•	Delta Natural Gas Company, Inc.

•	RGC Resources Inc.

•	Corning Natural Gas Corp.
Houlihan Smith determined that the valuations derived from EBITDA (earnings before interest, taxes, depreciation and amortization) and revenue multiples of the selected companies would provide the most meaningful indications of value. To calculate those multiples for the selected companies, Houlihan Smith used publicly available information concerning historical financial performance, including published historical financial information. The low, high, mean and median multiples for the selected companies were as follows:
Selected Companies’ Multiples

	Low	High	Mean	Median
Revenue Multiples	0.6	5.6	1.7	1.4
EBITDA Multiples	6.3	18.0	10.0	8.2
With input from our senior management, Houlihan Smith projected revenue and EBITDA for Orwell and NEO for one year following consummation of the proposed mergers, taking into account synergies forecast to be achieved upon close of the proposed mergers. Houlihan Smith then multiplied Orwell and NEO’s projected revenue and EBITDA by the median revenue multiple (1.4) and EBITDA multiple (8.2) for the selected companies to generate enterprise value and applied a present value discount of 12% to reach a final indicated enterprise value. The results were as follows:
Market Approach Summary: Guideline Public Company Method

	Orwell		NEO		Total
	Projected	Projected	Projected	Projected	Projected	Projected
	EV-Revenue	EV-EBITDA	EV-Revenue	EV-EBITDA	EV-Revenue	EV-EBITDA
Financial Projections	$7,700,650	$1,549,292	$22,483,636	$3,008,523	$30,184,286	$4,557,815
EV (before present value adjustment)	$10,704,828	$12,763,706	$31,254,953	$24,785,451	$41,959781	$37,549,157
Present Value Discount @12.0%	$(1,285,579)	$(1,531,644)	$(4,063,143)	$(3,222,108)	$(5,348,722)	$(4,753,752)

Indicated EV	$9,420,248	$11,232,061	$27,191,809	$21,563,342	$36,612,057	$32,795,403
     Market Valuation Approach — Comparable Transactions Method
The comparable transactions method is a market approach where transactions involving target companies operating in industries that are similar to the Companies’ industries are analyzed and compared to the subject transaction. Although no two companies are exactly alike, and no two transactions are structured exactly the same, consideration is given to the similarity in capital structure, operations and profitability, as well as other operating characteristics of the Companies.
Houlihan Smith found eighteen transactions within the natural gas distribution industry that were comparable. Houlihan Smith determined that the valuations from revenue and EBITDA multiples of the guideline companies would provide the most meaningful indications of value and applied these multiples to Orwell’s and NEO’s financial metrics.

Comparable Transactions Data

			Offer	Enterprise
			Value	Value	EBITDA	Revenue
Date	Acquirer	Target	(millions)	(millions)	Multiple	Multiple[1]
03/06/08	UGI Corporation	PPL Gas/Penn Propane	$268	$268	10.5	NA
02/19/08	Unitil	Northern Utilities/Granite Transportation	$160	$160	9.2	NA
01/15/08	Continental Energy Systems	PNM Resources	$620	$620	12.0	NA
11/14/07	GE/Alinda	SW Energy/Arkansas Gas Co.	$224	$224	20.7	NA
02/23/07	Cat Rock Holding Company	Semco Energy	$352	$867	9.7	1.4
02/07/07	Black Hills	Aquila	$428	$428	9.7	NA
02/05/07	Energy, Inc.	Sempra Subsidiaries	$5	$5	3.1	NA
08/14/06	GE Energy Financial Services	Kinder Morgan — CO, NE, WY & Mexico	$710	$710	10.5
07/09/06	MDU Resources	Cascade Natural Gas	$304	$475	9.5	1.0
06/26/06	WPS Resources	Peoples Energy	$1,592	$2,675	9.8	0.8
03/02/06	Equitable Resources	Dominion Hope/Peoples	$970	$970	10.9	NA
02/16/06	National Grid USA	Southern Union (NE Gas/RI Properties)	$498	$585	10.9	NA
01/27/06	UGI Corporation	Southern Union (PG Energy)	$580	$580	10.9	NA
09/21/05	WPS Resources	Aquila — Michigan and Minnesota	$558	$558	11.0	NA
09/21/08	Empire District Electric Company	Aquila — Missouri	$84	$84	10.0	NA
08/04/04	IGS Utilities/Arclight Capital	Mountaineer Gas Company	$141	$244	8.0	NA
07/14/04	AGL Resources Inc.	NUI Corp.	$220	$691	8.0	1.2
06/14/04	Atmos Energy	TXU Gas	1,925	$1,925	8.7	1.5

			Median Multiples		9.9	1.2

[1]	NA = In these instances, the target company was either a privately held company or a division of publicity-held company and the target’s revenue was not disclosed in public filings and therefore was not available.
The median multiples derived from this analysis were enterprise value to EBITDA of 9.9 and enterprise value to revenue of 1.2 times.
Houlihan Smith applied the median enterprise value to EBITDA and revenue multiples of the comparable transactions to Orwell’s and NEO’s projected EBITDA and revenue to conclude an enterprise value based upon the comparable transaction method. Applying these median multiples to Orwell’s and NEO’s projected EBITDA and revenue, after a present value discount adjustment, resulted in a range of total enterprise value of $39.4 million to $31.6 million.
     Income Valuation Approach — Discounted Cash Flow Method
A discounted cash flow analysis estimates present value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations. The Companies’ management prepared and provided Houlihan Smith with projected financial information for the Companies for the five years following the proposed mergers, and Houlihan Smith used the financial projections to determine the enterprise net cash flows of Orwell and NEO over the projected five-year period.
Houlihan Smith discussed with management of Orwell and NEO as well as Energy, Inc. estimates of revenue, expenses, net income, working capital and capital expenditures on a five-year basis. Houlihan Smith also discussed with management potential synergies sought to be realized through the combination of the Companies. Specifically, cost savings associated with a reduction in the workforce, rent expense for certain locations and realized efficiencies in other operation and maintenance expenses were factored into the projections.
To calculate the fair values on an enterprise basis of Orwell and NEO applying the discounted cash flow method, Houlihan Smith determined the present values of the Companies’ enterprise net cash flows by applying a discount rate of 12 and 13% for Orwell and NEO, respectively, to the enterprise net cash flows for each of the five years in the projection period as well as to a terminal enterprise net cash flow value. Houlihan Smith used this discount rate based on the weighted average cost of capital for the Companies, which was determined by Houlihan Smith by taking into consideration the estimated cost of equity capital in the Companies on a capital-structure weighted basis, the risk-free rate of return for long-term United States Treasury securities, rates of return for relevant corporate debt and equity securities, and specific industry risks and company risks as they relate to the Companies.
Houlihan Smith used a build-up method to determine the cost of equity. The 30-year U.S. Treasury Coupon Bond yield of 4.50% was added to the equity risk premium 5.85% (per Ibbotson and Chen), the industry risk premium of -3.83% (from Ibbotson Associates: Stocks, Bonds, Bills and Inflation 2007), the size premium of 9.68% (from Ibbotson Associates: Stocks, Bonds, Bills and Inflation 2007), and company specific risk of 4.00% for Orwell and 5.00% for NEO. Company specific risk differed for the Companies due to contractual risk pertaining to “Free Gas” reimbursements to be made to NEO. These items result in an estimated cost of equity of 20.20% and 21.20% for Orwell and NEO, respectively.
Houlihan Smith used a cost of debt of 6.75% (based upon Energy, Inc.’s current weighted average debt rate) and a tax rate of 40.00%, resulting in an after-tax cost of debt of 4.05%. Using a capital structure of 50% equity and 50% debt, Houlihan Smith determined the weighted average cost of capital was 12.1% and 12.6% for Orwell and NEO, respectively (rounded to 12.0% and 13.0%). Based on such assumptions and methodology, and after performing a series of sensitivity analyses to measure the impact of changes in the underlying assumptions and discount rate, Houlihan Smith calculated a total enterprise value range for the Companies of $30.4 million to $37.2 million, using the Discounted Cash Flow analysis.
The projections utilized by Houlihan Smith in its discounted cash flow analysis are set forth below. The projections were not prepared with a view towards public disclosure or compliance with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for Prospective Financial Information or United States generally accepted accounting principles, and are included in this proxy statement only because they were provided to us and used by Houlihan Smith in rendering its opinion.

Orwell Gas Company
     Discounted Cash Flow Analysis

	Projected Period
All $ amounts in millions	Year 1	Year 2	Year 3	Year 4	Year 5

Total Revenue	$7,700,650.4	$7,925,986.7	$8,158,083.1	$8,397,142.7	$8,643,373.6
Growth Rate %	NA	2.9%	2.9%	2.9%	2.9%
Cost of Revenue	$4,723,358.0	$4,864,734.7	$5,010,352.7	$5,160,339.3	$5,314,825.5
% of Total Revenue	61.3%	61.4%	61.4%	61.5%	61.5%

Gross Profit	$2,977,292.4	$3,061,252.0	$3,147,730.4	$3,236,803.4	$3,328,548.1
Gross Profit Margin %	38.7%	38.6%	38.6%	38.5%	38.5%
Operating Expenses
Total Salaries and Benefits	$1,104,000.0	$1,137,120.0	$1,171,233.6	$1,206,370.6	$1,242,561.7
Synergistic Benefit — Total Salaries & Benefits 25% Workforce Reduction	$(276,000.0)	$(284,280.0)	$(292,808.4)	$(301,592.7)	$(310,640.4)
Capitalized Labor	(300,000.0)	(309,000.0)	(318,270.0)	(327,818.1)	(337,652.6)
Professional Fees	168,000.0	173,040.0	178,231.2	183,578.1	189,085.5
Management Fees to RMC	24,000.0	24,000.0	24,000.0	24,000.0	24,000.0
Synergistic Benefit — Management Fees to RMC	(24,000.0)	(24,000.0)	(24,000.0)	(24,000.0)	(24,000.0)
Repairs & Maintenance	192,000.0	197,760.0	203,692.8	209,803.6	216,097.7
Office/Admin Expense	600,000.0	618,000.0	636,540.0	655,636.2	675,305.3
Synergistic Benefit — Office/Admin 10% Realized Efficiencies	(60,000.0)	(61,800.0)	(63,654.0)	(65,563.6)	(67,530.5)
Depreciation and Amortization	360,000.0	360,000.0	360,000.0	360,000.0	360,000.0

Total Operating Expenses	$1,788,000.0	$1,830,840.0	$1,874,965.2	$1,920,414.2	$1,967,226.6
Total Operating Expense %	23.2%	23.1%	23.0%	22.9%	22.8%
Operating Profit	$1,189,292.4	$1,230,412.0	$1,272,765.2	$1,316,389.2	$1,361,321.5
Operating Profit Margin %	15.4%	15.5%	15.6%	15.7%	15.7%

Adjusted EBITDA	$1,549,292.4	$1,590,412.0	$1,632,765.2	$1,676,389.2	$1,721,321.5

EBITDA Margin %	20.1%	20.1%	20.0%	20.0%	19.9%
Northeast Ohio Gas Company
     Discounted Cash Flow Analysis

			Projected Period
All $ amounts in millions	Year 1	Year 2	Year 3	Year 4	Year 5

Total Revenue	$22,483,636.8	$23,158,145.9	$23,852,890.3	$24,568,477.0	$25,305,531.3
Growth Rate %	NM	3.0%	3.0%	3.0%	3.0%
Cost of Revenue	$17,007,279.1	$17,517,497.5	$18,043,022.4	$18,584,313.1	$19,141,842.5
% of Total Revenue	75.6%	75.6%	75.6%	75.6%	75.6%

Gross Profit	$5,476,357.6	$5,640,648.4	$5,809,867.8	$5,984,163.9	$6,163,688.8
Gross Profit Margin %	24.4%	24.4%	24.4%	24.4%	24.4%
Operating Expenses
O&M Expenses	1,036,000.0	1,067,080.0	1,099,092.4	1,132,065.2	1,166,027.1
Synergistic Benefit — 20% of O&M Expense	(207,200.0)	(213,416.0)	(219,818.5)	(226,413.0)	(233,205.4)
Rent — Lancaster	145,320.0	149,679.6	154,170.0	158,795.1	163,558.9
Synergistic Benefit — Rent — Lancaster	(145,320.0)	(149,679.6)	(154,170.0)	(158,795.1)	(163,558.9)
Rent — Mentor	24,000.0	24,720.0	25,461.6	26,225.4	27,012.2
Rent — Strasburg	106,800.0	110,004.0	113,304.1	116,703.2	120,204.3
Synergistic Benefit — Rent — Strasburg	(106,800.0)	(110,004.0)	(113,304.1)	(116,703.2)	(120,204.3)
Insurance Health & Property	256,650.0	264,349.5	272,280.0	280,448.4	288,861.8
Synergistic Benefit — Health Insurance 8% of workforce	(20,532.0)	(21,148.0)	(21,782.4)	(22,435.9)	(23,108.9)
Labor	2,041,000.0	2,102,230.0	2,165,296.9	2,230,255.8	2,297,163.5
Synergistic Benefit — Labor 10% of workforce	(204,100.0)	(210,223.0)	(216,529.7)	(223,025.6)	(229,716.3)
401k	34,800.0	35,844.0	36,919.3	38,026.9	39,167.7
Synergistic Benefit — 401k 8% of workforce	(2,784.0)	(2,867.5)	(2,953.5)	(3,042.2)	(3,133.4)
Capitalized O&M and Labor	(490,000.0)	(504,700.0)	(519,841.0)	(535,436.2)	(551,499.3)
Depreciation and Amortization	696,000.0	696,000.0	696,000.0	696,000.0	696,000.0

Total Operating Expenses	$3,163,834.0	$3,237,869.0	$3,314,125.1	$3,392,668.8	$3,473,568.9
Total Operating Expense %	14.1%	14.0%	13.9%	13.8%	13.7%
Operating Profit	$2,312,523.6	$2,402,779.3	$2,495,742.7	$2,591,495.0	$2,690,119.9
Operating Profit Margin %	10.3%	10.4%	10.5%	10.5%	10.6%

Adjusted EBITDA	$3,008,523.6	$3,098,779.3	$3,191,742.7	$3,287,495.0	$3,386,119.9

EBITDA Margin %	13.4%	13.4%	13.4%	13.4%	13.4%
The projections are forward looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those statements, including the risks described under the “Risk Factors Related to the Transaction” section of this proxy statement, commencing at page [___].
     Fair Value Summary
The $34.3 million purchase price for the Companies is within the three ranges of enterprise values calculated by Houlihan Smith for each of the three valuation methods it employed to evaluate the purchase price.

Methodology	Orwell Natural Gas		Northeast Ohio Natural Gas		Total Value
	High	Low	High	Low	High	Low
DCF	$8,147	$6,374	$29,074	$24,016	$37,221	$30,390
Guideline Public Company Method	$11,232	$9,420	$27,192	$21,563	$38,424	$30,984
Comparable Transaction Method	$13,512	$8,132	$25,940	$23,473	$39,452	$31,605
As stated above, each of the analyses conducted by Houlihan Smith was carried out to provide a particular perspective of the proposed mergers of the Companies. Houlihan Smith did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support its opinion as to the fairness of the proposed mergers of the Companies. Houlihan Smith did not place any specific reliance or weight on any individual analysis, but instead, concluded that its analyses taken as a whole supported its conclusion and fairness opinion. Accordingly, Houlihan Smith believes that its analyses must be considered in their entirety and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete view of the processes underlying the analyses performed by it in connection with the preparation of the fairness opinion.
About Houlihan Smith
Houlihan Smith is a member of the Financial Industry Regulatory Authority. As part of its investment banking services, Houlihan Smith is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, underwritings, private placements, bankruptcy, capital restructuring, solvency analyses, stock buybacks, and valuations for corporate and other purposes. In the ordinary course of business, Houlihan Smith or its affiliates may actively trade in our securities and other instruments and obligations for their own accounts or for the accounts of their customers and, accordingly, may from time to time hold long or short positions in such securities, instruments and obligations.

Effect on Our Existing Shareholders
Following consummation of the mergers, we will own all of the capital stock and membership interests, as the case may be, of the Companies, making them our wholly-owned subsidiaries. As a result, we will also indirectly own all of the Companies’ assets and liabilities. Each share of our common stock currently outstanding will remain outstanding and you will continue to hold the shares that you currently own. However, because we will be issuing additional shares of our common stock to the Companies’ Shareholders as merger consideration for all of the capital stock and membership interests of the Companies, upon consummation of the mergers, each share of our existing common stock will represent a smaller ownership percentage of a larger company. Prior to the consummation of the mergers, the shareholders of Energy, Inc., excluding Richard Osborne, own approximately [___]% of the outstanding shares of our common stock and post-mergers, will own approximately [___]%.
In addition, Richard Osborne’s stock ownership in Energy, Inc. will increase from approximately [___]% currently to approximately [___]% after completion of the transaction. As our largest shareholder and our chief executive officer and chairman of the board, Mr. Osborne will have significant influence over matters requiring approval of our shareholders, including the election and removal of directors, and on the outcome of corporate actions, including a change of control of the company, a business combination involving the company, the incurrence of indebtedness, the issuance of equity securities and the payment of dividends on our stock.
Interests of Certain Persons in Matters to be Acted Upon
In considering our board of directors’ recommendation that you vote in favor of our issuance of shares of our common stock as merger consideration in accordance with the terms of the merger agreements, you should be aware that Richard M. Osborne, our chairman of the board and chief executive officer, Thomas J. Smith, our chief financial officer and Rebecca Howell, our corporate secretary each will receive benefits from the proposed transaction aside from any benefits that they may receive as shareholders of Energy, Inc.
Richard Osborne, as the sole trustee of the Richard M. Osborne Trust, owns 90.3% of Lightning Pipeline, 90.3% of Great Plains, 100% of Brainard and 100% of GPL. Therefore, if the proposed transaction is completed, he will receive approximately [_______] shares of our common stock, if the maximum number of shares are issued, in exchange for his ownership interests in the Companies. Based solely on the closing price of our common stock of $[_____] on [__________], 2009, the latest practicable date before the printing of this proxy statement, the value of these shares would be approximately $__________. Mr. Osborne’s stock ownership in Energy, Inc. will increase from approximately [___]% currently to approximately [___]% after completion of the proposed acquisition.
As our largest shareholder and our chief executive officer and chairman of the board, Richard Osborne will have significant influence over matters requiring approval of our shareholders, including the election and removal of directors, and over the outcome of corporate actions, including a change in control of the company, a business combination involving the company, the incurrence of indebtedness, the issuance of equity securities and the payment of dividends of our stock.

In addition, Mr. Smith owns 5% of Lightning Pipeline and 5% of Great Plains. Therefore, if the proposed transaction is completed, he will receive approximately [_______] shares of our common stock in exchange for his ownership interest in Lightning Pipeline and Great Plains. Mr. Smith’s stock ownership in Energy, Inc. will increase from [___]% to [___]%. Ms. Howell owns 1.3% of Lightning Pipeline and 1.3% of Great Plains. Therefore, if the proposed acquisition of the Companies is completed, she will receive approximately [_______] shares of our common stock in exchange for her ownership interest in Lightning Pipeline and Great Plains. Ms. Howell’s stock ownership in Energy, Inc. will increase from [___]% to [___]%.
None of the Companies’ Shareholders, including Richard Osborne, is a party to any employment or change of control agreement with any of the Companies.
The Companies are parties to various agreements with other entities owned or controlled by Richard Osborne. These agreements were reviewed and discussed by the special committee and our board of directors in their review of the proposed transaction. These affiliate agreements are as follows:
•	Lease Agreements — Four triple net lease agreements for leased spaces in Mentor, Ohio and Orwell, Ohio. Each lease agreement was effective on July 1, 2008 and has a term of 15 years. Net rent for all four leased properties totals $156,000 per year subject to adjustment every five years for the consumer price index.

•	Pipeline Lease Agreement — An agreement for natural gas pipelines in Trumbull, Geauga and Ashtabula counties, Ohio. Rent is $1,100 per month for 15 years beginning January 1, 2001. Orwell has a secured interest in the pipeline.

•	Gas Sales Agreements — Three agreements for the exclusive supply and delivery of natural gas. These agreements have current terms of 15 years beginning July 1, 2008. Gas purchases for 2008 for all three agreements totaled $25.8 million.

•	Operating Agreement — Orwell has an operating agreement with an affiliated party to operate a pipeline for a monthly fee of $2,500. The terms of the contract started January 1, 2006, terminating December 31, 2006, and continuing year to year thereafter unless cancelled by either party with 30 days written notice.

•	Natural Gas Transportation Agreements — Two agreements for the utilization of a pipeline for transportation of natural gas within Northeastern Ohio. These agreements have current terms of 15 years beginning July 1, 2008. The price on the first pipeline is a commodity rate of $0.95 per Mcf plus shrinkage. The price on the second pipeline is $0.50 per Mcf plus shrinkage. Additional treating fees may be applied at $0.25 per Mcf. The agreement with Orwell is on an exclusive basis where the agreement with Brainard is for back-up purposes only and as needed. Transportation services for 2008 for these agreements totaled approximately $358,000.

•	Electronic Metering Service and Operation Agreements — Four agreements for the establishment, maintenance and operation of electronic metering points for the transportation of natural gas. Each agreement has a term of three years from the date of the installation of the electronic metering equipment and thereafter for successive one year terms until terminated. Each agreement provides for the payment of $125.00 per location per month as a fee for the operating and general maintenance of the gas metering and communication equipment.

•	Demand Promissory Note, dated December 1, 2008, from Richard M. Osborne Trust to Lightning Pipeline for $4.1 million.

•	Demand Promissory Note, from Richard M. Osborne to Brainard in the amount of $49,361.
We believe that the terms of the agreements described above are on terms at least as favorable as those which could have obtained from unrelated parties.
Richard Osborne loaned $4.1 million to Lightning Pipeline in connection with its acquisition of Orwell. Based on the anticipated debt of the Companies at closing, we estimate that $2.4 million of that loan will be converted into equity of Lightning Pipeline at closing and only $1.6 million will remain outstanding. The loan is evidenced by a demand promissory note and bears interest at 8% per annum. Mr. Osborne also holds an approximately $49,000 demand promissory note from Brainard. In addition, Mr. Osborne guarantees the third party debt of Lightning Pipeline, Great Plains and Brainard.
For more information on these agreements, you can read the entire agreements which were filed as exhibits to our Form 10-K for the year ended June 30, 2008 and as exhibits to our Form 8-K filed on July 2, 2009.
No agreement or arrangement currently exists between Energy, Inc. and the Companies, other than the proposed transaction.
Other than as discussed above, no other director, officer or employee of Energy, Inc. will receive any benefit from the proposed acquisition, except for any benefits they may receive as shareholders of Energy, Inc.
No Appraisal or Dissenters’ or Preemptive Rights for Our Shareholders
Under Montana law, holders of our common stock are not entitled to dissenters’ or appraisal rights in connection with the proposed transaction. Neither Montana law nor our certificate of incorporation provide preemptive rights to our shareholders with respect to the shares will issue to the Companies’ Shareholders in the mergers.
Material U.S. Federal Income Tax Consequences of the Mergers
We expect that the mergers related to Lightning Pipeline, Great Plains and Brainard to each qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended. As such, these mergers will not be taxable to us, the acquisition subs or Lightning Pipeline, Great Plains or Brainard for U.S. federal income tax purposes. Because our shareholders will not be exchanging their shares in the mergers, the closing of the mergers and related transactions under the merger agreements will not have U.S. federal income tax consequences to our shareholders.
The merger related to GPL will be a taxable transaction for U.S. federal income tax purposes.

Anticipated Accounting Treatment
The mergers will be a treated as a business combination accounted for in accordance with SFAS No. 141R, Business Combinations ( Revised) and Statement No. 142, Goodwill and Other Intangible Assets. We will account for the mergers using the “acquisition method of accounting” as that term is used in SFAS No. 141R. SFAS No. 141R requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. Acquisition-related transaction costs (i.e., advisory, legal, valuation, other professional fees) are not included as a component of consideration transferred but are accounted for as expenses in the periods in which the costs are incurred. Costs incurred associated with the issuance of our common stock as the merger consideration will accounted for as a reduction of additional paid in capital. See the unaudited pro forma consolidated financial statements attached to, and included in, this proxy statement as Annex G.
The results of operations of the Companies will be consolidated with ours beginning on the effective date of the mergers.
Regulatory Filings and Approvals
In addition to the filing of this proxy statement with the SEC and your approval of Proposal 2, the mergers are subject to regulatory approvals by the state utility/public service commissions of Wyoming, Ohio and Pennsylvania. We have already requested these approvals and made necessary filings. On July 29, 2009, the PUCO issued its order approving the merger structure for the transaction. On August 27, 2009, the PPSC issued its order approving the merger structure for the transaction. We anticipate receiving the remaining approval within the next two (2) months. The proposed transaction is also subject to the approval of Energy, Inc.’s and the Companies’ lenders. Both parties are in contact with their respective lenders and anticipate receiving their approvals.
Status of Shares Issued in the Mergers
The shares of our common stock issued to the Companies’ Shareholders in the mergers will not be registered under the Securities Act of 1933, as amended, in reliance on an exemption from registration under Section 4(2) of the Securities Act for the issuance of shares not involving a public offering. Accordingly, SEC rules provide that the shares may not be resold in the public market for at least six months after the mergers. Thereafter, (1) any sales of those shares in the public market by a shareholder who is a director, executive officer or controlling shareholder of Energy, Inc. (including Messrs. Osborne and Smith) will be subject to public availability of certain financial and other information about us, and the volume and manner of sale limitations in SEC Rule 144, and (2) sales by non-affiliates will be subject for six months to our having made certain financial and other information publicly available, but to no further restrictions thereafter.

Estimated Fees and Expenses of the Transaction
Whether or not the mergers are completed, generally, we will pay our costs and expenses and the Companies and the Companies Shareholders will pay their costs and expenses associated with the merger agreements and related transactions. If Richard Osborne elects to not complete the transaction as outlined in the merger agreements and described in the section entitled “—Material Terms of the Merger Agreements — Termination of the Merger Agreements,” Mr. Osborne could be required to pay us a termination fee of $100,000.
The estimated total fees and expenses to be incurred by us and the Companies in connection with the transaction are approximately as follows (all of which amounts are based on estimates available to us or the Companies, as the case may be, as of the date of this proxy statement and remain subject to change):

Description	Energy, Inc.		The Companies

Advisory Fees and Expenses	$170,700	*	$—
Legal Fees and Expenses	181,200		121,700
Proxy Solicitor Fees and Expenses	50,000		—
Audit and Accounting Fees and Expenses	90,800	**	—
Regulatory Filing Expenses (including legal)	19,900		60,300
Printing and Mailing Costs	110,000		—
Total	$621,700		$182,000

*	Includes $125,000 for Houlihan related to the fairness opinion and $45,700 in fees for the special committee’s counsel.

**	Includes fees related to independent third party appraiser for FASB 141R.
Financing
In connection with the proposed transaction, we will assume the debt of the Companies which was $20,867,866 at July 31, 2009. Approximately $12.3 million of this debt is with Citizens Bank pursuant to a five-year term loan maturing in July 2012 and a line of credit. Approximately $6.2 million of this debt is with Huntington Bank pursuant to a one-year term loan and line of credit that will mature in November 2009. For more information on the assumed debt, see “The Companies — Management’s Discussion and Analysis of Financial Condition and Results of Operation — Liquidity and Capital Resources.” Our credit facility is with Bank of America. The approval of the Companies’ lenders and our lenders is required in order to complete the proposed transaction. As part of the discussions regarding approval, we intend to discuss potential consolidation of the debt. However, we cannot assure you that we will be able to refinance the Companies’ debt on terms favorable to us or at all.
MATERIAL TERMS OF THE AGREEMENTS AND PLANS OF MERGER
The following is a brief summary of the material terms of the merger agreements. This summary is qualified in its entirety by reference to the merger agreements which are attached to, and included in, this proxy statement as Annex A and Annex B. You are urged to read the merger agreements carefully.
General; The Mergers
On June 29, 2009, we entered into a merger agreement with Lightning Pipeline, Great Plains and Brainard. The merger agreement provides for three separate mergers where three to-be-formed wholly-owned Ohio subsidiaries of Energy, Inc. merges with Lightning Pipeline, Great Plains and Brainard. Each of Lightning Pipeline, Great Plains and Brainard will survive the mergers, becoming three separate wholly-owned subsidiaries of Energy, Inc. The articles of organization and the code of regulations of each of Lightning Pipeline, Great Plains and Brainard, as the surviving corporations, will be amended and restated in their entirety at the effective time of the mergers to read as the articles of organization and the code of regulations each of the acquisition subsidiaries, respectively.
On June 29, 2009, we also entered into a separate merger agreement with GPL. The merger agreement provides for the merger of one to-be-formed wholly-owned Ohio subsidiary of Energy, Inc. with GPL. GPL will survive the merger, becoming a wholly-owned subsidiary of Energy, Inc. The articles of organization and the operating agreement of GPL, as the surviving entity, will be amended and restated in their entirety at the effective time of the mergers to read as the articles of organization and the operating agreement of the acquisition subsidiary of GPL.
The directors of each of the acquisition subsidiaries will, from and after the effective date of the mergers, be the initial directors of each of Lightning Pipeline, Great Plains, Brainard and GPL, respectively, as the surviving entities, until the earlier of their resignation or removal or until their successors are duly elected and qualified. The officers of each of the acquisition subsidiaries immediately prior to the effective time of the mergers will, from and after the effective time of the mergers, be the initial officers of each of Lightning Pipeline, Great Plains, Brainard and GPL, respectively, as the surviving entities, until the earlier of their resignation or removal or until their successors are duly elected and qualified.
Unless the context provides otherwise, the following summary of the merger agreements is presented together since the provisions of the merger agreements are identical in all material respects.
When the Mergers Become Effective
We and the Companies will file four articles of merger with the Secretary of State of the State of Ohio on the closing date of the transaction. The mergers will become effective at the close of business on the date when the articles of merger are filed with the Secretary of State of the State of Ohio or at such other later date and time as we and the Companies agree and specify in each articles of merger.

Merger Consideration
At the time of the mergers, each share of common stock of Lightning Pipeline, Great Plains and Brainard and each membership interest of GPL will be converted in to the right to receive unregistered shares of our common stock (known as the “merger consideration”) based on the following calculation computed as of the closing date:
The total number of shares of our common stock that the Companies’ Shareholders will be entitled to receive for merger consideration will be the total of $34,304,000 plus the number of additional active customers of the Companies at closing in excess of 20,900 multiplied by $1,598.09, less the debt of the Companies at closing, divided by $10. This calculation is known as the “exchange ratio.”
The total merger consideration is subject to increase or decrease within three business days prior to closing of the transaction depending on the number of active customers of Orwell, Brainard and NEO. In addition, the amount of debt that we assume may increase or decrease as the Companies may incur additional debt in the ordinary course of business. At July 31, 2009, the Companies had 22,581 active customers and debt of more than $20,867,866. For example purposes only, if the closing had occurred on July 31, 2009, the merger consideration would have been calculated as follows:
$34,304,000 plus $2,686,389 (22,581 active customers minus 20,900 times $1,598.09) for a total of $36,990,389 less $20,867,866 (debt) divided by $10. The sum of $16,122,523 would result in the issuance of 1,612,252 shares to the Companies’ Shareholders.
The unaudited pro forma consolidated financial statements attached to this proxy statement as Annex G estimate the number of active customers at closing to be 23,132. Therefore, for example purposes only, if on the closing date, the Companies had 23,132 active customers and debt of $20,867,866, the merger consideration would be calculated as follows:
$34,304,000 plus $3,566,937 (23,132 active customers minus 20,900 times $1,598.09) for a total of $37,870,937 less $20,867,866 (debt) divided by $10. The sum of $17,003,071 would result in the issuance of 1,700,307 shares to the Companies’ Shareholders.
The maximum number of active customers that we would be required to pay for is capped at 25,000. Therefore, for example purposes only, if on the closing date, the Companies had the maximum number of active customers and debt of $20,867,866, the maximum merger consideration would be calculated as follows:
$34,304,000 plus $6,552,169 (25,000 active customers minus 20,900 times $1,598.09) for a total of $40,856,169 less $20,867,866 (debt) divided by $10. The sum of $19,988,303 would result in the issuance of 1,998,830 shares to the Companies’ Shareholders.
This maximum merger consideration will represent approximately [              ]% of our outstanding common stock immediately after the mergers. The merger consideration will be allocated among the Companies at closing in accordance with the number of respective customers (assuming $3.1 million is allocated to GPL) and among the Companies’ Shareholders in accordance with their interests in each of the Companies.
Representations and Warranties
The merger agreements contain customary representations and warranties by us and by Richard Osborne regarding the Companies relating to, among other things, corporate organization and similar corporate matters, capitalization, authority to enter into the merger agreements and the transactions contemplated thereby. The merger agreements also include representations and warranties to us as to:
•	the preparation and accuracy of the financial statements of the Companies,

•	filing of tax returns and payment of taxes by the Companies,

•	whether the proposed transaction or the merger agreements will result in any conflict with or violation of any organizational documents of the Companies,

•	material changes or events affecting the Companies,

•	litigation matters affecting the Companies,

•	compliance with legal requirements by the Companies,

•	title to the real property and assets of the Companies,

•	intellectual property of the Companies,

•	material contracts to which the Companies are parties and any violation, default or breach of those contracts,

•	labor and employee benefits relating to the employees of the Companies,

•	environmental matters affecting the Companies,

•	insurance maintained by the Companies,

•	the accounts receivable of the Companies,

•	broker or finder’s fees payable by the Companies in connection with the proposed transaction, and

•	absence of regulatory proceedings against the Companies.
In addition, the merger agreements include representations and warranties by Richard Osborne regarding the Companies’ Shareholders relating to, among other things, authority to enter into the merger agreements and the transactions contemplated thereby, litigation matters affecting the Companies’ Shareholders and title to the shares of the Companies. The merger agreements also include representations and warranties by the Companies’ Shareholders relating to authority to enter the merger agreements and the transactions contemplated thereby and title to their interests in the Companies.
The representations and warranties are, in many respects, qualified by materiality and limited to the knowledge of the person making the representation and warranty, but their accuracy forms the basis of one of the conditions to our obligation to complete the proposed transaction. You should note, however, that these representations and warranties were made only for purposes of the merger agreements and as of specific dates, were solely for the benefit of the parties thereto, and are subject to limitations agreed to between the parties, including that they are qualified by disclosures between the parties that are not included with this proxy statement. Accordingly, investors and third parties should not rely on these representations and warranties as independent characterizations of the actual state of facts at the time they were made or otherwise but should consider them together with the other information in this proxy statement or that we have disclosed in other filings with the SEC.
The representations and warranties of Richard Osborne regarding the Companies and the Companies’ Shareholders survive the transaction for an eighteen (18) month period from the effective date. In addition, Mr. Osborne’s representations and warranties as to taxes, capitalization of the Companies, title to the purchased shares and authority to enter into the merger agreements will survive until the respective statutes of limitations expire.
Conduct of the Business Pending the Consummation of the Transaction
The merger agreements contain covenants and agreements that govern the actions of the Companies until the proposed mergers are completed or the merger agreements are terminated. These covenants and agreements provide that, unless consented to in writing by us or except as disclosed in the schedules to the merger agreements, the Companies shall conduct their business in the ordinary course of business.
Pursuant to the terms of the merger agreements, the Companies, in effect, will operate their businesses in substantially the same manner as the Companies operated their business prior to the signing of the merger agreements. The merger agreements also list specific actions that the Companies are restricted from taking, or from agreeing to take (unless otherwise provided in the merger agreements or consented to by us) from the time the merger agreements were signed until the mergers are consummated or the merger agreements are terminated. During such time period, Mr. Osborne agrees that, subject to certain exceptions as described below and in the merger agreements, he will, and will cause the Companies to:
•	preserve the legal existence of the Companies,

•	carry on the business of the Companies in the ordinary course,

•	preserve the goodwill of the Companies,

•	maintain the tangible personal property owned or leased by the Companies in the ordinary course,

•	keep in force all existing surety bonds and insurance policies insuring the assets of the Companies and the business of the Companies,

•	maintain all material licenses and permits issued by any governmental authority held by the Companies,

•	refrain from entering into, modifying, amending or terminating any material contract or real property lease of the Companies,

•	refrain from making any distributions of the assets of the Companies to the Companies’ Shareholders in the form or return of capital or dividends (except for certain tax matters),

•	refrain from making any change in the organizational documents of the Companies or in the authorized, issued or outstanding securities of the Companies,

•	refrain from (1) issuing any additional shares of capital stock, membership interests or other securities or ownership interests in the Companies, (2) granting any stock option or right to purchase any security or ownership interest of the Companies, (3) issuing any security or ownership interest convertible into such securities or ownership interests or (4) purchasing, redeeming, retiring or otherwise acquiring any such security or ownership interest,

•	refrain from declaring, setting aside or paying any dividend or other distribution with respect to the securities or ownership interests of the Companies (except as agreed to by the parties),

•	refrain from making any changes in the accounting methods or practices of the Companies,

•	refrain from (1) paying any contribution to, or with respect to, any benefit plans of the Companies, (2) paying any bonus to or increasing the compensation of any director, officer or employee of the Companies, (3) making any increase in the pension, retirement or other benefits of the directors, officers or employees of the Company, or (4) hire any additional employees (except as agreed to by the parties),

•	refrain from having the Companies pay, lend or advance any amount to or in respect of, or sell, transfer or lease any assets of the Companies to, or enter into any agreement with, the Companies’ Shareholders and any unaffiliated entities of the Companies (except as agreed to by the parties),

•	refrain from permitting the Companies to (1) incur or assume any indebtedness or borrowed money or issue any debt securities or (2) assume, guarantee or otherwise become liable for the obligations of any person or entity,

•	refrain from permitting the Companies to (1) make loans, advances or capital contributions to, or investments in, any person or entity, (2) pledge or otherwise encumber shares of the Companies’ capital stock or (3) mortgage or pledge any assets of the Companies or create any liens thereupon,

•	refrain from permitting the Companies to acquire, sell, lease or dispose of any assets of the Companies,

•	refrain from permitting the Companies to (1) acquire any entity (including any equity interest or all or substantially all of the assets thereof whether through a merger, consolidated or purchase) or (2) enter into a joint venture, partnership or any other equity alliance with any person or entity, and

•	refrain from permitting Richard Osborne or any unaffiliated entity of the Companies to hire away any essential employee of the Companies.

Other Agreements
Under the merger agreements, we and the Companies’ Shareholders have agreed to consult and agree with each other about any public statement either will make concerning the proposed transaction, subject to certain exceptions, and to provide each other with reasonable access to our respective officers, directors, employees, representatives, books and records and facilities and those of the Companies.
Between the date of the execution of the merger agreements and the consummation of the mergers, Richard Osborne is required to prepare and deliver monthly and other financial statements regarding the Companies to us.
Conditions to the Consummation of the Transaction
The consummation of the mergers depends upon the satisfaction or waiver of a number of conditions, including, among others, the following:
     Conditions to Our Obligation to Consummate the Mergers:

•	the representations and warranties made by Richard Osborne or by Mr. Osborne on behalf of the Companies’ Shareholders and the Companies in the merger agreements being true and correct, in all material respects, as of the closing of the proposed transaction, or if expressly made as of a specified date,

•	the performance, in all material respects, by the Companies’ Shareholders and the Companies of their covenants, acts and undertakings under the merger agreements and their satisfaction, in all material respects, of all conditions required in the merger agreements to be performed by them,

•	the receipt of the required regulatory approvals and consents from the parties’ lenders and from all other governmental authorities and such approvals and consents being in full force and effect,

•	subject to certain customary exceptions, there having been no material adverse event with respect to the Companies between the date of the merger agreements and the closing date of the transaction, and

•	receipt of the requisite approval from the shareholders of Energy, Inc. of Proposal 2 described in this proxy statement.

     Conditions to the Obligation of the Companies’ Shareholders to Consummate the Transaction:
•	the representations and warranties made by us in the merger agreements being true and correct, in all material respects, as of the closing of the transaction, or if expressly made as of a specified date,

•	the performance, in all material respects, by us of our covenants, acts and undertakings under the merger agreements and their satisfaction, in all material respects, of all conditions required in the merger agreements to be performed by them,

•	our receipt of the required regulatory approvals and consents from the parties’ lenders and from all other governmental authorities and such approvals and consents being in full force and effect, and

•	our receipt at this meeting of the requisite approval from our shareholders of Proposal 2 outlined in this proxy statement.
Closing Date and Effective Time
The closing of the proposed transaction will take place on the first business day of the first full month after the satisfaction or waiver of the conditions to closing statement in the merger agreements at the offices of our securities counsel, unless another date is agreed to in writing by the parties.
Termination of the Merger Agreements
At any time before the closing of the proposed transaction, we, on the one hand, and the Companies’ Shareholders, on the other hand, may terminate the merger agreements without completing the transaction by mutual consent in writing. In addition, each of us can, unilaterally, terminate the merger agreements under various circumstances.
For example, we, on the one hand, or the Companies’ Shareholders, on the other hand, have the right to terminate the merger agreements upon written notice to the other if:
•	the transaction is not completed by June 29, 2010, provided that such right shall not be available to any party whose failure to fulfill an obligation under the merger agreements caused the proposed transaction not to occur by such date,

•	the other party breaches or fails to perform in any material respect any of its representations, warranties or covenants in the merger agreements causing a material adverse effect with respect to such party (subject to certain exceptions),

•	we fail to receive the requisite approval from our shareholders of Proposal 2 outlined in this proxy statement,

•	we fail to obtain regulatory approvals from the MPSC or the WPSC,

•	the Companies’ Shareholders fail to obtain regulatory approvals from the PUCO or the PPSC,

•	the other party fails to obtain a consent from each party’s respective lenders with respect to the proposed transaction, or

•	either of us is permanently enjoined by a governmental body from completing the proposed transaction pursuant to a final and non-appealable judgment or other action.
In addition, the Companies’ Shareholders may terminate the merger agreements if at any time during the five days ending two days before the closing of the transaction if both of the following occur: (1) the average closing price of our common stock during a 20-day period ending seven calendar days before the closing is less than $9.49, and (2) our common stock underperforms the American Gas Stock Index between September 12, 2008 and the closing date by more than 20%, unless we agree to increase the number of shares of our common stock issued to the Companies’ Shareholders so that the merger consideration is equal to $34.3 million, subject to adjustment described above, less the assumed debt of approximately $20.9 million divided by the average of the closing prices of our common stock for the 20 consecutive trading days ending seven days before the closing. In the event the Companies’ Shareholders exercise their right to terminate the merger agreements pursuant to this provision, then the Companies’ Shareholders must pay us $100,000 as consideration for such termination.
Expenses
We will pay our costs and expenses and the Companies’ Shareholders will pay their costs and expenses and those of the Companies incurred in connection with the merger agreements regardless of whether the transaction is consummated.
Indemnification
Richard Osborne has agreed in the merger agreements to indemnify us for, among other things, all breaches of his representations and warranties and for the failure of the Companies’ Shareholders to perform any of their covenants set forth in the merger agreements. We have agreed in the merger agreements to indemnify the Companies’ Shareholders for, among other things, all breaches of our representations and warranties to the Companies’ Shareholders and for our failure to perform any of our covenants set forth in the merger agreements.

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA
COMBINED PER SHARE DATA
The information below reflects the historical net income and book value per share of our common stock and the unaudited pro forma net income and book value per share of the company after giving effect to the mergers. Our historical net income for the twelve months ended December 31, 2008 combines the results of last six months of the former fiscal year ended June 30, 2008 with those of the last six months of the transitional year ended December 31, 2008 as on July 1 we changed our fiscal year end to December 31.
You should read the tables below in conjunction with:
•	our historical financial statements, and the related notes, which are incorporated herein by reference to our Form 10-KT for the transition period ended December 31, 2008 which accompanies this proxy statement,

•	our unaudited financial statements and the related notes for the three and six months ended June 30, 2009 which are attached to this proxy statement as Annex H,

•	the historical financial statements of the Companies and the related notes, attached to this proxy statement as Annex D, Annex E and Annex F, and

•	the unaudited pro forma consolidated financial information and notes relates to such financial information attached to this proxy statement as Annex G.

					Pro Forma Combined
	Historical				Twelve Months	Six Months
	Twelve Months Ended		Six Months Ended		Ended	Ended
	12/31/2008		6/30/2009		12/31/2008	6/30/2009
	Energy, Inc.	Companies	Energy, Inc.	Companies	Combined	Combined
Basic Net Income per share (1)(2)	$0.77	$1.23	$0.62	$1.44	$0.72	$0.71
Diluted net income per share (1)(2)	$0.77	$1.23	$0.62	$1.44	$0.72	$0.71
Shares used in the computation of basic net income per share (3)(4)	4,330,200	1,700,307	4,299,174	1,700,307	6,030,507	5,999,481
Shares used in the computation of diluted net income per share (3)(4)	4,331,726	1,700,307	4,302,036	1,700,307	6,032,033	6,002,343

	Historical		Pro Forma
As of June 30, 2009:	Energy, Inc.	Companies	Combined
Book Value per share	$7.54	$2.63	$8.24
Shares used in the computation of book value per share (3)(4)	4,301,369	1,700,307	6,001,676

(1)	Basic Net Income per share is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period. In computing diluted net income per share, the weighted average number of shares of common stock outstanding includes common stock equivalents with exercise prices at or below the average market price for the respective period.

(2)	Pro forma combined net income per share reflects certain pro forma adjustments that are set forth in the footnotes to the Unaudited Pro Forma Consolidated Statements of Operations, and notes thereto, in Annex G. These adjustments, in total, decrease consolidated pro forma net income by approximately $1.1 million, or $0.18 basic income per share and $0.18 diluted net income per share, for the twelve months ended December 31, 2008 and $0.8 million, or $0.14 basic income per share and $0.14 diluted net income per share, for the six months ended June 30, 2009.

(3)	The Companies share numbers represent the estimated 1,700,307 shares issuable in the mergers in exchange for all of the shares and membership units of the Companies. Since the Companies had only 2,300 shares outstanding in total, this treatment permits a more realistic comparison of historical net income per share between Energy, Inc. and the Companies as a whole.

(4)	Pro forma share numbers represent the weighted average shares outstanding of Energy, Inc. for the respective periods, for the net income per share calculation and the shares outstanding at June 30, 2009 for the book value per share calculation, assuming in each case the issuance of the 1,700,307 shares issuable in the mergers.

RISK FACTORS RELATING TO THE TRANSACTION
In considering whether to approve Proposal 2 relating to our issuance of shares for the merger consideration pursuant to the terms of the merger agreements, you should consider carefully the risks we have described below. The following do not include all of the risks that we will face as a result of the mergers. Additional risks related to our existing business and markets, which will continue to confront us whether or not the mergers occur, are described in our public filings with the SEC, including our Forms 10-K, Form 10-KT and Forms 10-Q.
The number of shares to be issued by us for the merger consideration will depend on the number of active customers of NEO, Orwell and Brainard and the amount of the Companies’ debt at the closing of the transaction.
Under the terms of the mergers, we will issue shares of our common stock as the merger consideration. The merger consideration may be increased or decreased prior to the closing of the proposed transaction depending on the active number of customers of Orwell, Brainard and NEO. As a result, we will not know the actual number of shares to be issued by us as the merger consideration, until three days prior to the closing of the acquisition. The amount of debt that we assume may increase or decrease as the Companies may incur additional debt in the ordinary course of business.
In addition, the Companies’ Shareholders may terminate the merger agreements at any time during the five days ending two days prior to the closing of the mergers if both of the following occur: (i) the average closing price of our common stock during a twenty day period ending seven calendar days before the closing is less than $9.49, and (ii) our common stock underperforms the American Gas Stock Index between September 12, 2008 and the closing date by more than 20%, unless we agree to increase the number of shares to be issued as the merger consideration. Because the market price of our common stock varies on a daily basis, we will not know if these provisions of the merger agreements will be applicable and, accordingly, we will not know the actual number of shares to be issued by us until the date the proposed transaction is completed.
The transaction may go forward even if the Companies experience a material adverse change and in the event of economic or industry changes that could cause a decline in the combined company’s earnings or stock price and reduce the value of the mergers to our shareholders.
Although we have the right to terminate the merger agreements if the Companies experience a material adverse change in their financial condition, results of operations, assets or liabilities prior to the closing (subject to certain exceptions), we may elect to proceed with the transaction despite such a material adverse change, and may do so without soliciting the approval of our shareholders. If the Companies suffer a material adverse change but we still complete the transaction, you will not have an opportunity to vote on that waiver and neither we nor our shareholders will have the benefit, if any, of the condition waived.

In addition, certain types of events or changes do not permit us or the Companies to refuse to complete the mergers, even if they would have an adverse effect on us or the Companies. These include the effect of (1) changes in conditions in the United States or global economy or capital or financial markets generally, including changes in interest or exchange rates, (2) changes in general legal, regulatory, political, economic or business conditions or changes in GAAP, unless they disproportionately affect one of the parties, or (3) any decline in market price, or change in trading volume, of our common stock. If adverse changes occur but we must still complete the mergers, our stock price may suffer.
If we are not able to integrate the Companies’ combined operations into a cohesive operating unit in a timely manner, the anticipated benefits of the transaction may not be realized in a timely fashion, or at all, and our existing businesses may be adversely affected.
The success of the transaction will depend, in part, on our ability to realize the growth opportunities and synergies of combining the operations of the Companies with ours and our ability to effectively utilize the additional resources we will have following the transaction. The transaction involves risks related to the integration, synergies and management of the operations and personnel of the Companies. The integration of the management, personnel, operations, products, services, technologies and facilities of the Companies may involve unforeseen difficulties. These difficulties could disrupt our ongoing business, distract our management and employees and increase our expenses, which could have a material adverse effect on our business, financial condition and operating results.
We will incur additional financial obligations as a result of the proposed transaction, and our inability to satisfy these could materially and adversely affect our business, earnings, cash flow, liquidity and financial condition.
We will be assuming approximately $20.9 million of debt of the Companies in connection with the transaction. Accordingly, our debt service requirements will increase dramatically as a result of the proposed transaction. In addition, approximately $6.2 million of this debt matures in November 2009. Richard Osborne guarantees substantially all of the third party debt of the Companies.
Our failure to comply with any of the financial covenants of the debt including our ability to satisfy our debt service requirements may result in an event of default which, if not cured or waived, could result in the acceleration of the debt under the credit facility or other agreements that we may enter into from time to time that contain cross-acceleration or cross-default provisions. If this occurs, there can be no assurance that we would be able to refinance or otherwise repay such debt, which could result in a material adverse effect on our business, earnings, cash flow, liquidity and financial condition.
Our ability to pay future cash dividends to our shareholders, if any, and their amounts, will be dependent on the ability of Energy West and the Companies to pay dividends to Energy, Inc.
As a holding company, we will rely on dividends from Energy West and the Companies to fund dividends to our shareholders. Energy West’s credit facility and unsecured senior notes contain certain restrictions on dividends payments. In addition, the credit agreements of each of the Companies prohibit the payment of dividends without the prior approval of the lenders. If Energy West cannot pay a dividend to us pursuant to the restrictions of its credit agreement and senior unsecured notes or if Energy West’s earnings are not adequate to fund dividends or if we are not able to secure approval of the Companies’ lenders to pay dividends or if the Companies’ earnings are not adequate to fund dividends, we may not be able to pay future cash dividends to our shareholders in the current amounts or at all.
The transaction will place a significant debt burden on us, which could limit our flexibility in managing our business and expose us to certain risks.
The completion of the transaction will involve the incurrence of substantial additional debt. The transaction will result in our becoming more leveraged on a consolidated basis, and our flexibility in responding to adverse changes in economic, business or market conditions may be adversely affected, which could have a material adverse effect on our results of operations.
Our high degree of leverage may have important consequences to you, including the following:
•	we may have difficulty satisfying our obligations under our debt and, if we fail to comply with these requirements, an event of default could result,

•	we may be required to dedicate a substantial portion of our cash flow from operations to required payments on debt, thereby reducing the availability of cash flow for working capital, capital expenditures and other general corporate activities, and

•	covenants relating to our debt may limit our ability to obtain additional financing for working capital, capital expenditures and other general corporate activities.
The occurrence of any one of these events could have a material adverse effect on our business, financial condition, results of operations, prospects and ability to satisfy our obligations under our credit facility.
Transaction-related accounting impairment and amortization charges may delay and reduce our profitability.
The transaction will be accounted for under the purchase method of accounting. Accordingly, under generally accepted accounting principles, the acquired assets and assumed liabilities of the Companies will be recorded on our books post-acquisition at their fair values at the date the transaction is completed. Any excess of the value of the consideration paid by us at the date the transaction is completed over the fair value of the identifiable tangible and intangible assets of the Companies will be treated as excess of purchase price over the fair value of net assets acquired (commonly known as goodwill). Under current accounting standards, intangible assets will be amortized to expense over their estimated useful lives, which will affect our post-acquisition profitability over several years beginning in the period in which the acquisition is completed. In addition, goodwill will be tested on an annual basis for impairment, which may result in additional accounting impairment charges.
If the conditions to the closing of the mergers are not met, the transaction may not occur, which could cause our stock price to decline and harm our business.
Specified conditions must be satisfied or waived before the transaction can be completed, including, without limitation, our obtainment of the requisite approval from our shareholders with respect to our proposed issuance of shares of our common stock in the mergers, the approval of our lenders and the Companies’ lenders and regulatory approval by the WPSC, PUCO and PPUC. These conditions are summarized in the section in this proxy statement entitled “— Material Terms of the Merger Agreements — Conditions to the Consummation of the Transaction” and are described in detail in the merger agreements attached to and included in this proxy statement as Annex A and Annex B. We cannot assure you that each of the conditions will be satisfied.

If the conditions are not satisfied in a timely manner or waived, the transaction will not occur or will be delayed and we may lose some or all of the intended or perceived benefits of the transaction which could cause our stock price to decline and harm our business. In addition, if the transaction is not completed for any reason, our stock price may decline to the extent that the current market price reflects a market assumption that the transaction will be completed.
The transaction will result in significant costs to us, whether or not it is completed, which could result in a reduction in our income and cash flows.
We will be required to pay our costs related to the transaction even if the transaction is not completed, such as amounts payable to legal and financial advisors and independent accountants, and such costs will be significant. All of these costs will be incurred whether or not the transaction is completed.
You will experience immediate and substantial dilution as a result of this transaction.
Under the terms of the merger agreements, we will issue a significant number of shares of our common stock to the Companies’ Shareholders for the merger consideration. While following the transaction, your shares will each represent a piece of a larger company, our issuance of the shares to the Companies’ Shareholders will result in substantial dilution to you in terms of your ownership percentages — from [___]% of the outstanding shares held by our current shareholders other than Richard Osborne prior to the mergers to [___]% after.
Because the lack of public market for the Companies makes it difficult to evaluate the value of the Companies, the Companies’ Shareholders may receive merger consideration that is greater than the fair market value of the Companies.
The outstanding capital stock and membership interests, as the case may be, of the Companies is privately held and is not traded in any public market. The lack of public market makes it difficult to determine the fair value of the Companies. Since the amount of our stock to be issued to the Companies’ Shareholders as merger consideration was determined based on negotiations between the parties, it is possible that the value of our common stock to be issued in the mergers will be greater than the fair value of the Companies.
The market price of our common stock may fluctuate significantly and the merger consideration will not be adjusted for such changes.
The market price and trading volume of our common stock has and may vary significantly between the date of the merger agreements and the completion of the mergers. These variations may be caused by, among other factors, responses to the risk factors described in this proxy statement, market expectations of the likelihood that the mergers will be completed and the timing of their completion, the market’s perception of the merits of the mergers or the prospects for the combined company’s post-merger operations, or reasons unrelated to the combined company’s performance, such as reports by industry analysts, investor perceptions or announcements by our competitors regarding their own performance, as well as general economic and industry conditions. There can be no assurance that the market price or the trading volume of our common stock post-mergers will be at or above the market price and trading volume of our common stock on the dates of the merger agreements, this proxy statement, the annual meeting or the mergers.
At the closing of the mergers, the outstanding stock and membership interests of the Companies will be converted into the merger consideration. The Companies’ Shareholders may terminate the merger agreements if at any time during the five days ending two days before the closing of the acquisition if both of the following occur: (1) the average closing price of our common stock during a 20-day period ending seven calendar days before the closing is less than $9.49, and (2) our common stock underperforms the American Gas Stock Index between September 12, 2008 and the closing date by more than 20%, unless we agree to increase the number of shares of our common stock issued to the Companies’ Shareholders so that the merger consideration is equal to $34.3 million, subject to adjustment described above, less the assumed debt of approximately $20.9 million divided by the average of the closing prices of our common stock for the 20 consecutive trading days ending seven days before the closing. Our board of directors will also have the authority to increase the number of shares of our common stock issued to the Companies’ Shareholders as merger consideration to preclude termination of the merger agreements.
We could be exposed to unknown liabilities of the Companies, which could cause us to incur substantial financial obligations and harm our business.
If there are liabilities of the Companies of which we are not aware, in all likelihood, we would assume these liabilities and may have little or no recourse against the Companies or the Companies’ Shareholders. If we were to discover that there were intentional misrepresentations made to us by the Companies’ Shareholders or their representatives, we would explore all possible legal remedies to compensate us for any loss, including our rights to indemnification under the merger agreements. However, there is no assurance that legal remedies would be available or collectible. If such unknown liabilities exist and we are not fully indemnified for any loss that we incur as a result thereof, we could incur substantial financial obligations, which could adversely affect our financial condition and harm our business.
The Companies are parties to certain agreements with companies owned or controlled by Richard Osborne and may enter into additional agreements in the future.
The Companies are parties to various agreements with respect to leased office space, gas sales, transportation, meters and pipeline with other entities owned or controlled by Richard Osborne. In addition, pursuant to demand promissory notes, Mr. Osborne loaned $4.1 million to Lightning Pipeline, of which $1.6 million will be outstanding after the closing of the mergers, and $49,000 to Brainard, all of which will be outstanding after the closing of the mergers. These agreements were reviewed and discussed by the special committee and our board of directors in their review of the proposed transaction. These arrangements create inherent conflicts of interest, although the terms that the Companies receive may be competitive with those the Companies would receive from unaffiliated companies. For additional information regarding these agreements, see “The Transaction — Interests of Certain Persons in Matters to be Acted Upon.”

Certain of our directors, executive officers and shareholders have interests that are in addition to those of other shareholders, which may influence them to support the mergers.
Certain of our directors, executive officers and shareholders have interests in the mergers that are in addition to yours, which may influence them to support the mergers. These are described under “The Transaction — Interests of Certain Persons in Matters to be Acted Upon.”
Concentration of share ownership by our largest shareholder may prevent other shareholders from influencing significant corporate decisions.
Richard M. Osborne, our chairman of the board and chief executive officer, will own approximately [___]% of our common stock after the completion of the transaction. As a result, Mr. Osborne will have the ability to exert significant influence over matters requiring approval by our shareholders, including the election and removal of directors, and on the outcome of corporate actions, including a change of control on the company, a business combination involving the company, the incurrence of indebtedness, the issuance of equity securities and the payment of dividends on our stock. This concentration of ownership could be disadvantageous to other shareholders with differing interests from Mr. Osborne.
Any weakness in internal control over financial reporting or disclosure controls and procedures could result in a loss of investor confidence in our financial reports and lead to a stock price decline.
We are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 and report the results in our annual report on Form 10-K. We are also required to maintain effective disclosure controls and procedures. After the mergers, our Section 404 evaluation will need to include the internal controls of the Companies and our disclosure controls and procedures will need to expand to encompass the activities of the Companies’ business. The Companies have not previously had to evaluate and publicly report on their internal control over financial reporting. If management identifies any material weakness in the Companies’ internal controls that are not remedied, we will be unable to assert that our internal controls are effective. Any failure to have effective internal control over financial reporting or disclosure controls and procedures covering the combined business post-mergers could cause investors to lose confidence in the accuracy and completeness of our financial reports, limit our ability to raise financing or lead to regulatory sanctions, any of which could result in a material adverse effect on our business or decline in the market price of our common stock post-mergers.

PROPOSAL TWO
TO APPROVE ISSUANCE OF SHARES
OF OUR COMMON STOCK AS MERGER CONSIDERATION
Reasons for the Proposal
We are asking you to approve the issuance of shares of our common stock as merger consideration to the Companies’ Shareholders in accordance with the merger agreements, so that we may complete the mergers.
Our common stock is traded on the NASDAQ Global Market. Therefore, issuances of our common stock are subject to the NASDAQ Marketplace Rules, such as Rule 5635. Under Rule 5635(a)(2), we must seek shareholder approval with respect to issuances of our common stock when the shares to be issued are being issued in connection with our acquisition of stock of another company and any director, officer or 5% or greater shareholder of Energy, Inc. has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction and the issuance of our common stock would result in an increase in our outstanding common stock of 5% or more. Richard Osborne is a director, officer and greater than 5% shareholder of Energy, Inc. and is more than a 5% shareholder of each of the Companies and Mr. Smith is a director and officer of Energy, Inc. and is a 5% shareholder of Lightning Pipeline and Great Plains. As of the record date, we had [                    ] shares outstanding. Based on this number, the maximum number of shares (1,998,830) to be issued by us to the Companies’ Shareholders as merger consideration for all of the capital stock and membership interests, as the case may be, of the Companies will equal approximately [___]% of our outstanding common stock on a pre-issuance basis, based on the number of shares that we had outstanding as of the record date. As a result, unless we obtain the requisite shareholder approval, our issuance of common stock as merger consideration to the Companies’ Shareholders pursuant to the merger agreements would be deemed a violation by NASDAQ of the foregoing provision of Rule 5635.
In addition, Rule 5635(a)(1) requires shareholder approval with respect to issuances of common stock when the issuance would exceed 20% of the voting power, or 20% of the number, of the total shares outstanding on a pre-transaction basis. Therefore, even if Richard Osborne and Mr. Smith were not the shareholders, the acquisition of the Companies and the issuance of shares of our common stock as merger consideration would require shareholder approval because this issuance would equal [___]% of our outstanding common stock on a pre-issuance basis, based on the number of shares that we had outstanding as of the record date. In the absence of shareholder approval, our issuance would be a violation of this rule as well.
Number of Shares to be Issued
At the time of the mergers, each share of common stock of Lightning Pipeline, Great Plains and Brainard and each membership interest of GPL will be converted in to the right to receive unregistered shares of our common stock (known as the “merger consideration”) based on the following calculation computed as of the closing date:
The total number of shares of our common stock that the Companies’ Shareholders shall be entitled to receive for merger consideration shall be the total of $34,304,000 less the debt of the Companies at closing divided by $10. This calculation is known as the “exchange ratio.”
The total merger consideration is subject to increase or decrease within three business days prior to closing of the transaction depending on the number of active customers of Orwell, Brainard and NEO. In addition, the amount of debt that we assume may increase or decrease as the Companies may incur additional debt in the ordinary course of business. At July 31, 2009, the Companies had 22,581 active customers and debt of more than $20,867,866. For example purposes only, if the closing had occurred on July 31, 2009, the merger consideration would have been calculated as follows:
$34,304,000 plus $2,686,389 (22,581 active customers minus 20,900 times $1,598.09) for a total of $36,990,389 less $20,867,866 (debt) divided by $10. The sum of $16,122,523 would result in the issuance of 1,612,252 shares to the Companies’ Shareholders.
The unaudited pro forma consolidated financial statements attached to this proxy statement as Annex G estimate the number of active customers at closing to be 23,132. Therefore, for example purposes only, if on the closing date, the Companies had 23,132 active customers and debt of $20,867,866, the merger consideration would be calculated as follows:
$34,304,000 plus $3,566,937 (23,132 active customers minus 20,900 times $1,598.09) for a total of $37,870,937 less $20,867,866 (debt) divided by $10. The sum of $17,003,071 would result in the issuance of 1,700,307 shares to the Companies’ Shareholders.
The maximum number of active customers that we would be required to pay for is capped at 25,000. Therefore, for example purposes only, if on the closing date, the Companies had the maximum number of active customers and debt of $20,867,866, the maximum merger consideration would be calculated as follows:
$34,304,000 plus $6,552,169 (25,000 active customers minus 20,900 times $1,598.09) for a total of $40,856,169 less $20,867,866 (debt) divided by $10. The sum of $19,988,303 would result in the issuance of 1,998,830 shares to the Companies’ Shareholders.
This maximum merger consideration will represent approximately [___]% of our outstanding common stock immediately after the mergers. The merger consideration will be allocated among the Companies at closing in accordance with the number of respective customers (assuming $3.1 million is allocated to GPL) and among the Companies’ Shareholders in accordance with their interests in each of the Companies.

In addition, the Companies’ Shareholders may terminate the merger agreements if at any time during the five days ending two days before the closing of the transaction if both of the following occur: (1) the average closing price of our common stock during a 20-day period ending seven calendar days before the closing is less than $9.49, and (2) our common stock underperforms the American Gas Stock Index between September 12, 2008 and the closing date by more than 20%, unless we agree to increase the number of shares of our common stock issued to the Companies’ Shareholders so that the merger consideration is equal to $34.3 million, subject to adjustment described above, less the assumed debt of approximately $20.9 million divided by the average of the closing prices of our common stock for the 20 consecutive trading days ending seven days before the closing. Our board of directors will also have the authority to increase the number of shares of our common stock issued to preclude termination of the merger agreements.
Per Share Market Price Information
Our common stock trades on the NASDAQ Global Market under the symbol “EGAS.” On February 1, 2008, our board authorized a 3-for-2 stock split of our $0.15 par value common stock. As a result of the split, 1,437,744 additional shares were issued, and additional paid in capital was reduced by $215,619. All references in our financial statements to the number of shares of our common stock and per-share amounts for time periods prior to the stock split have been restated to reflect the split.
The following table sets forth, for the periods indicated, the range of high and low prices for our common stock from the NASDAQ Monthly Statistical Reports, adjusted for the 3-for-2 stock split effectuated February 1, 2008:

	High	Low
Year ending December 31, 2009
First Quarter	$8.77	$6.91
Second Quarter	$9.03	$7.56
Third Quarter (through [ ], 2009)
Six Month Transition Period ended December 31, 2008*
First Quarter	$10.70	$7.27
Second Quarter	$8.48	$5.92
Year ended June 30, 2008
First Quarter	$9.49	$8.14
Second Quarter	$9.80	$8.19
Third Quarter	$9.68	$7.59
Fourth Quarter	$11.21	$7.40
Year ended June 30, 2007
First Quarter	$7.96	$6.01
Second Quarter	$8.00	$7.19
Third Quarter	$10.00	$7.40
Fourth Quarter	$10.81	$9.01

*	Effective July 1, 2008, we changed our fiscal year to the calendar year.

On September 11, 2008, the last full trading day prior to the public announcement of our proposed purchase of the Companies, the closing price of our common stock was $8.90. On September 11, 2008, the last full trading day prior to the original announcement of the purchase of the Companies, the closing price of our common stock was $8.90. On July 2, 2009, the full trading day of our filing of the Form 8-K with the SEC which announced the proposed mergers, the closing price of our common stock was $8.94. On [                    ], 2009, the latest practicable date before the printing of this proxy statement, the closing price of our common stock was $[___]. On the record date, there were approximately [______] shareholders of record.
Information with respect to the market price of the Companies’ stock and membership interests, as the case may be, is not provided because there is no established market for shares of the Companies.
Dividend Policy
Quarterly dividend payments per common share (adjusted for the stock split) during 2007 were:

February 13, 2007	$0.093
May 3, 2007	$0.100
September 25, 2007	$0.106
November 19, 2007	$0.107
On October 22, 2007, Energy West amended its credit facility with Bank of America to begin paying monthly, rather than quarterly, cash dividends on shares of our common stock. We began to pay a monthly dividend on December 28, 2007. Monthly dividend payments per common share (adjusted for the stock split) were payable as follows:

December 28, 2007	$0.036
January 28, 2008	$0.036
February 28, 2008	$0.036
March 28, 2008	$0.036
April 30, 2008	$0.036
May 30, 2008	$0.036
June 30, 2008	$0.400
July 31, 2008	$0.400
August 29, 2008	$0.400
September 30, 2008	$0.400
October 31, 2008	$0.400
November 30, 2008	$0.400
December 1, 2008	$0.400
December 30, 2008	$0.400

January 30, 2009	$0.400
February 27, 2009	$0.400
March 31, 2009	$0.400
April 30, 2009	$0.450
May 29, 2009	$0.450
July 2, 2009	$0.450
July 31, 2009	$0.450
Restrictions on Payment of Dividends
As a holding company, we will rely on dividends from Energy West and the Companies to fund dividends to our shareholders. As described more fully below, Energy West’s credit facility and unsecured senior notes contain certain restrictions on dividend payments, and the credit agreements of each of the Companies prohibit the payment of dividends without approval of the lenders. Therefore, payment of future cash dividends, if any, and their amounts, will be dependent upon a number of factors, including Energy West’s and the Companies’ ability to pay dividends to Energy, Inc., the restrictions of Energy West’s and the Companies’ lenders, the earnings of our subsidiaries, the number of shares of our common stock outstanding and other factors deemed relevant by our board of directors.
Energy West
Energy West’s credit facility with Bank of America restricts its ability to pay dividends during any period to a certain percentage of cumulative earnings over that period. Energy West is permitted to pay dividends no more frequently than once each calendar month. Further, Energy West is forbidden from paying dividends in certain circumstances. For instance, Energy West may not pay a dividend if the dividend, when combined with dividends over the previous five years, would exceed 75% of its net income over those years. For the purposes of this restriction, extraordinary gain, such as the $6.8 million of extraordinary gain associated with its purchase of Frontier Natural Gas and Bangor Gas Company, is not included in net income. Further, if Energy West purchased or redeemed any of its capital stock during the previous five years, payments for these purchases or redemptions would be included as payments of dividends in determining whether it is permissible to pay the proposed dividend under this restriction. In addition, Energy West may not pay a dividend if it is in default, or if payment would cause it to be in default, under the terms of its unsecured credit agreement. Energy West also may not pay a dividend if payment would cause its earnings before interest and taxes (EBIT), to be less than twice its interest expense. For the purpose of this restriction, EBIT and interest expense are measured over a four-quarter time period that ends with the most recently completed fiscal quarter. Similarly, Energy West may not pay a dividend if payment would cause its total debt to exceed 65% of its capital. For the purpose of this restriction, total debt and capital are measured for the most recently completed fiscal quarter.
In addition to Energy West’s Bank of America credit facility, Energy West also has unsecured senior notes outstanding that also contain restrictions on dividend payments. Under Energy West’s unsecured senior notes, Energy West may not pay a dividend if payment would cause total payments of dividends for the five years prior to the proposed payment to exceed consolidated net income for those five years.
The Companies
The credit agreements for each of the Companies prohibit the payment of a dividend without the prior consent of the lenders.
Distribution of Our Common Stock Among the Companies’ Shareholders Following the Proposed Issuance
As of the record date, non-affiliates owned [___]% and affiliates (our executive officers, directors and 5% or greater shareholders) owned [___]% of our outstanding common stock. Based on those ownership percentages, immediately following the transaction and our issuance of shares of common stock to the Companies’ Shareholders, the same non-affiliates would own

[___]% and the same affiliates would own [___]% of our outstanding common stock. The Companies’ Shareholders collectively would own [___]% of our outstanding common stock.
Following the acquisition, Richard Osborne will continue to be our only shareholder who owns 10% or more of our outstanding common stock. His ownership of our common stock will increase from [___]% prior to the transaction to [___]% after the transaction.
Vote Required to Approve Proposal 2
Shareholders representing a majority of the shares present, in person or by proxy, and entitled to vote at this meeting must vote to approve the issuance of our common stock as merger consideration to the Companies’ Shareholders under the terms and conditions described in the merger agreements in order for this Proposal to pass.
Consequence If This Proposal Is Not Approved
Pursuant to NASDAQ Rule 5635, we must obtain shareholder approval of our issuance of shares of common stock as merger consideration to the Companies’ Shareholders prior to such issuance and, pursuant to the terms of the merger agreements, we must obtain such approval as a condition to the closing of the mergers. Therefore, if Proposal 2 is not approved, we will not be able to complete the transaction on the terms currently contemplated by the merger agreements.
Recommendation of Our Board of Directors
Our board of directors, except for Messrs. Osborne, Smith and Sprague who did not participate, unanimously approved our execution of the merger agreements and believes that the transactions pursuant to the terms of the merger agreements, including our proposed issuance of common stock as merger consideration, is in our and our shareholders’ best interests. For a description of the factors considered by the special committee and our board in making their determination with respect to the transaction, see the section in this proxy statement entitled “The Transaction — Reasons For the Transaction” beginning on page [___].
OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE ISSUANCE OF OUR COMMON STOCK AS MERGER CONSIDERATION ON THE TERMS SET FORTH IN THE MERGER AGREEMENTS

INFORMATION ABOUT ENERGY, INC.
Overview
Energy, Inc. is a utility holding company with natural gas utility operations in Montana, Wyoming, North Carolina and Maine. We distribute 26 billion cubic feet (bcf) of natural gas annually to approximately 37,000 residential, commercial and industrial customers. In addition to our core natural gas distribution business, we market approximately 2.3 bcf of natural gas annually to commercial and industrial customers in Montana and Wyoming. We also have an average 60% gross working interest (average 51% net revenue interest) in 160 natural gas producing wells and gas gathering assets that provide our marketing and production operation with a partial hedge when gas prices are greater than the cost of production. In addition, we own the Shoshone interstate and the Glacier gathering pipelines located in Montana and Wyoming. We have five reporting segments. Our primary segments are natural gas operations, marketing and production operations and pipeline operations. Our other segment is corporate and other. We have one discontinued operations segment, propane operations.
Pending Acquisitions
In addition to the transaction with the Companies described in this proxy statement, on December 18, 2007, we entered into a stock purchase agreement with certain shareholders of Cut Bank Gas Company, a natural gas utility serving Cut Bank, Montana, to acquire 83.16% of the outstanding shares of Cut Bank Gas for a purchase price of $500,000 paid in shares of our common stock West. In addition, we will offer to purchase the remaining shares of Cut Bank Gas Company for a purchase price of $100,000 paid in shares of common stock of Energy, Inc. The acquisition is subject to the approval of the MPSC and is expected to be completed in the second half of 2009. The acquisition is scheduled to close on the last business day of the month after all closing conditions have been satisfied, including MPSC approval, as the case may be. However, there can be no assurances the acquisition will be closed in this time frame, or at all.
New Holding Company Structure
On August 3, 2009, we completed a reorganization to implement a holding company structure. The new holding company, Energy, Inc. is the successor to Energy West, which is now a subsidiary of Energy, Inc. The purpose of the reorganization is to provide the flexibility to make future acquisitions through subsidiaries of the holding company rather than Energy West or its subsidiaries. The business operations of the company did not change as a result of the reorganization. Outstanding shares of stock of Energy West were automatically converted on a share for share basis into identical shares of common stock of Energy, Inc. The stock continues to trade on the NASDAQ Global Market under the new trading symbol “EGAS.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion of our financial condition and results of operations should be read in conjunction with the Condensed Consolidated Financial Statements and Notes thereto attached as Annex H to this proxy statements and our Annual Report on Form 10-KT for the transition period ended December 31, 2008 accompanying this proxy statement. The following gives effect to the unaudited Condensed Consolidated Financial Statements as of June 30, 2009 and for the three month and six month periods ended June 30, 2009. Results of operations for interim periods are not necessarily indicative of results to be attained for any future period.
Quarter Ended June 30, 2009 Compared to Quarter Ended June 30, 2008
     Net Income (Loss) — Our net income for the three months ended June 30, 2009 was approximately $686,000 compared to net loss of approximately $120,000 for the three months ended June 30, 2008, an increase of $806,000. This increase was primarily due to an increase in net income from our natural gas operations of $408,000, an increase in net income from our gas marketing and production operation of $316,000, an increase in income from our pipeline operations of $31,000 and a decrease in the net loss from our corporate and other segment of $51,000.
     Revenues — Our revenues for the three months ended June 30, 2009 were approximately $12.2 million compared to approximately $17.6 million for the three months ended June 30, 2008, a decrease of $5.4 million. The decrease was primarily attributable to: (1) a natural gas revenue decrease of $4.6 million, due primarily to the significantly lower index price of natural gas passed through to our customers and (2) a decrease in our marketing and production operation’s revenue of $900,000, also caused primarily by significantly lower index prices for natural gas.
     Gross Margin — Gross margin increased $600,000, to approximately $5.2 million in the three months ended June 30, 2009 from approximately $4.6 million in three months ended June 30, 2008. Our marketing and production operation’s margin increased by $500,000 due to a much more favorable cost of supply relative to our sales contracts, offset by lower margins from gas production, due to the lower prices for natural gas. Our natural gas operation’s margins increased $100,000, due to a favorable change in the mix of higher versus lower margin customers.
     Expenses Other Than Cost of Sales — Expenses other than cost of sales decreased by $800,000 to $3.7 million in the three months ended June 30, 2009 as compared to $4.5 million in the three months ended June 30, 2008. The three months ended June 30, 2008 includes $441,000 of costs related to an equity offering that was not completed. The remaining $359,000 decrease is due primarily to lower distribution, general and administrative expenses, which were caused by much lower costs for fuel used in operations, and decreases in taxes other than income due to successful renegotiation for lower property taxes in our Maine operation. These decreases are partially offset by increases to depreciation expense.
     Other Income — Other income (expense) decreased by $163,000 to a loss of $85,000 in the three months ended June 30, 2009 from income of $78,000 in the three months ended June 30, 2008. Dividend and other income from our corporate and other segment decreased by $24,000 and the three months ended June 30, 2009 includes $257,000 of acquisition related costs related to the merger agreements. Other income from our natural gas operations increased by $131,000 due primarily to a refund of prior year property insurance premiums.

     Interest Expense — Interest expense decreased by approximately $7,000 to $252,000 during the three months ended June 30, 2009 from $259,000 in the three months ended June 30, 2008.
     Income Tax Expense — Income tax expense increased by $448,000 to approximately $500,000 in the three months ended June 30, 2009 as compared to approximately $52,000 in the three months ended June 30, 2008, due to higher pre-tax income.
Six Months Ended June 30, 2009 Compared to Six Months Ended June 30, 2008
     Net Income (Loss) — Our net income for the six months ended June 30, 2009 was approximately $2.6 million compared to a net income of approximately $2.2 million for the six months ended June 30, 2008, an increase of $400,000. This increase was primarily due to an increase in net income from our natural gas operations of $335,000 and an increase in net income from our gas marketing and production operation of $65,000.
     Revenues — Our revenues for the six months ended June 30, 2009 were approximately $43.6 million compared to approximately $48.5 million for the six months ended June 30, 2008, a decrease of $4.9 million. The decrease was primarily attributable to: (1) a natural gas revenue decrease of $2.5 million, due primarily to significantly lower index prices for natural gas passed through to our customers, offset by sales growth in our Maine market in the first quarter of 2009 and (2) a decrease in our marketing and production operation’s revenue of $2.4 million, also caused primarily by significantly lower index prices for natural gas.
     Gross Margin — Gross margin increased $800,000, to approximately $13.0 million in the six months ended June 30, 2009 from approximately $12.2 million in six months ended June 30, 2008. Our natural gas operation’s margins increased $400,000, due primarily to sales growth in our Maine market in the first quarter of 2009 and a favorable change in the mix of higher versus lower margin customers. Our marketing and production operation’s margin increased by $400,000 due to a much more favorable cost of supply relative to our sales contracts, and offset by lower margins from gas production from the lower prices for natural gas.
     Expenses Other Than Cost of Sales — Expenses other than cost of sales decreased by $643,000 to $7.9 million in the six months ended June 30, 2009 as compared to $8.6 million in the six months ended June 30, 2008. The six months ended June 30, 2008 includes $441,000 of costs related to an equity offering that was not completed. The remaining $202,000 variance is due primarily to decreases in distribution, general and administrative expenses, which were caused primarily by much lower costs for fuel used in operations, and decreases in taxes other than income due to successful negotiation for lower property taxes in our Maine operation. These decreases are partially offset by increases to depreciation expense.
     Other Income — Other income (expense) decreased by $236,000 to a loss of $110,000 in the six months ended June 30, 2009 from income of $126,000 in the six months ended June 30, 2008. Other income from our natural gas operations increased by $106,000 due primarily to a refund of prior year property insurance premiums. Results from our corporate and other segment include $346,000 of acquisition related costs in the six months ended June 30, 2009, offset by an increase in dividend income of approximately $17,000. Marketing and production operations for 2009 includes a loss related to our equity investment in Kykuit of $13,000.
     Interest Expense — Interest expense increased by $51,000 to approximately $598,000 during the six months ended June 30, 2009 from $547,000 in the six months ended June 30, 2008, due to an increase in short-term borrowings, caused primarily by the higher natural gas commodity prices during the summer and fall of 2008.
     Income Tax Expense — Income tax expense increased by $600,000 to $1.7 million in the six months ended June 30, 2009 as compared to $1.1 million in the six months ended June 30, 2008, due primarily to higher pre-tax income. The six months ended June 30, 2008 included a negative adjustment to tax expense related to prior year tax and adjustments in the manner in which taxable income was apportioned to various states.
Operating Results of our Natural Gas Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
Natural Gas Operations
Operating revenues	$9,544,306	$14,053,222	$35,685,876	$38,220,701
Gas purchased	5,029,479	9,655,513	24,464,331	27,364,970

Gross margin	4,514,827	4,397,709	11,221,545	10,855,731
Operating expenses	3,507,064	3,807,057	7,444,976	7,706,167

Operating income	1,007,763	590,652	3,776,569	3,149,564
Other income	142,488	11,531	161,821	55,497

Income before interest and taxes	1,150,251	602,183	3,938,390	3,205,061

Interest (expense)	(252,824)	(232,637)	(540,171)	(471,675)

Income before income taxes	897,427	369,546	3,398,219	2,733,386
Income tax (expense)	(338,783)	(218,669)	(1,300,742)	(971,821)

Net income	$558,644	$150,877	$2,097,477	$1,761,565

Quarter Ended June 30, 2009 Compared to Quarter Ended June 30, 2008
     Natural Gas Revenues and Gross Margins — Our operating revenues in the three months ended June 30, 2009 decreased to approximately $9.5 million from approximately $14.1 million in the three months ended June 30, 2008. This $4.6 million decrease was primarily due to the significantly lower index price of natural gas passed through to our customers.
Gas purchases in our natural gas operations decreased by $4.7 million to approximately $5.0 million in the three months ended June 30, 2009 from approximately $9.7 million in the three months ended June 30, 2008. This decrease reflects the significantly lower index price of natural gas.
Gross margin was approximately $4.5 million for the three months ended June 30, 2009, compared to approximately $4.4 million for the three months ended June 30, 2008. The increase of $100,000 is primarily due to a favorable change in the mix of higher versus lower margin customers.
     Natural Gas Operating Expenses — Our operating expenses were approximately $3.5 million for the three months ended June 30, 2009, compared to approximately $3.8 million for the three months ended June 30, 2008. The $300,000 decrease is due primarily to decreases in general and administrative expenses, which were caused by much lower costs for fuel used in operations, and decreases in taxes other than income due to successful negotiation for lower property taxes in our Maine operations. These decreases are partially offset by increases in depreciation expense.
     Natural Gas Other Income — Other income increased by $130,000 to $142,000 in the three months ended June 30, 2009 from $12,000 in the three months ended June 30, 2008. This was due primarily to increased service sales in Great Falls, Montana and a refund of prior year property insurance premiums.
     Natural Gas Interest Expense — Interest expense increased by $20,000 to $253,000 in the three months ended June 30, 2009 from $233,000 in the three months ended June 30, 2008, due primarily to changes in our internal allocation of interest expense between operating segments.
     Natural Gas Income Tax Expense — Income tax expense increased $120,000 to $339,000 in the three months ended June 30, 2009 compared to $219,000 in 2008 due to higher pretax income.
Six Months Ended June 30, 2009 Compared to Six Months Ended June 30, 2008
     Natural Gas Revenues and Gross Margins — Our operating revenues in the six months ended June 30, 2009 decreased to approximately $35.7 million from approximately $38.2 million in the six months ended June 30, 2008. This $2.5 million decrease was due to the significantly lower index price of natural gas passed through to our customers, partially offset by sales growth in our Maine market in the first quarter of 2009.

      Gas purchases in our natural gas operations decreased by $2.9 million to approximately $24.5 million in the six months ended June 30, 2009 from approximately $27.4 million in the six months ended June 30, 2008. This decrease reflects the significantly lower index price of natural gas and the offsetting increase in sales volumes in our Maine market in the first quarter of 2009.

      Gross margin was approximately $11.2 million for the six months ended June 30, 2009, compared to approximately $10.9 million for the six months ended June 30, 2008. The increase of $300,000 is primarily due to sales growth in our Maine market in the first quarter of 2009 and a favorable change in the mix of higher versus lower margin customers.
     Natural Gas Operating Expenses — Our operating expenses were approximately $7.4 million for the six months ended June 30, 2009, compared to approximately $7.7 million for the six months ended June 30, 2008. The $300,000 decrease is due to decreases in general and administrative expenses and taxes other than income taxes and offset by increases in depreciation expense.
     Natural Gas Other Income — Other income increased by $107,000 to $162,000 in the six months ended June 30, 2009 from $55,000 in the six months ended June 30, 2008. This was due primarily to a refund of prior year property insurance premiums.
     Natural Gas Interest Expense — Interest expense increased by $68,000 to $540,000 in the six months ended June 30, 2009 from $472,000 in the six months ended June 30, 2008, due to a change in our internal allocation of interest expense between operating segments and an increase in short-term borrowings, caused primarily by the higher natural gas commodity prices during the summer and fall of 2008.
     Natural Gas Income Tax Expense — Income tax expense increased by $330,000 to approximately $1.3 million in the six months ended June 30, 2009 from approximately $970,000 in the six months ended June 30, 2008, due to higher pretax income. The six months ended June 30, 2008 included a negative adjustment to tax expense related to prior year tax and adjustments in the manner in which taxable income was apportioned to various states.
Operating Results of our Marketing and Production Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Energy West Resources
Operating revenues	$2,582,758	$3,494,963	$7,662,345	$10,115,959
Gas purchased	1,960,833	3,381,082	6,085,727	8,910,737

Gross margin	621,925	113,881	1,576,618	1,205,222
Operating expenses	179,440	173,508	389,945	310,030

Operating income (expense)	442,485	(59,627)	1,186,673	895,192
Other income (expense)	(12,090)	—	(12,090)	511

Income (loss) before interest and taxes	430,395	(59,627)	1,174,583	895,703
Interest (expense)	3,436	(21,344)	(51,907)	(65,773)

Income (loss) before income taxes	433,831	(80,971)	1,122,676	829,930
Income tax (expense)	(167,566)	31,582	(433,496)	(208,194)

Net income (loss)	$266,265	$(49,389)	$689,180	$621,736

Quarter Ended June 30, 2009 Compared to Quarter Ended June 30, 2008
     Marketing and Production Revenues and Gross Margins — Our revenues decreased $900,000 to approximately $2.6 million in the three months ended June 30, 2009 from approximately $3.5 million in the three months ended June 30, 2008. Revenue from production decreased by $392,000 and retail gas revenues decreased by $460,000 with both decreases caused by significantly lower index prices for natural gas. Mark to market revenue decreased by $60,000.
The gross margin in our marketing and production operations increased $508,000 to approximately $622,000 in the three months ended June 30, 2009 from approximately $114,000 in the three months ended June 30, 2008. Gross margin from retail gas sales increased by $970,000 due to a much more favorable cost of supply relative to our sales contracts. Partially offsetting this is a decrease in gross margin from gas production of $402,000, due to the significantly lower index prices received for volumes produced, and the decrease in mark to market revenue.
     Marketing and Production Operating Expenses — Our operating expenses increased approximately $5,000, to $179,000 in the three months ended June 30, 2009 from $174,000 in the three months ended June 30, 2008.
     Marketing and Production Interest Expense — Interest expense decreased approximately $24,000 to an interest credit of $3,000 in the three months ended June 30, 2009 from expense of $21,000 in the three months ended June 30, 2008. This decrease is due primarily to changes made in our internal allocation of interest expense.
     Marketing and Production Income Tax Benefit (Expense) — Income tax expense increased approximately $200,000 to $168,000 in the three months ended June 30, 2009 from a benefit of $32,000 in the three months ended June 30, 2008, due to the increase in pre-tax income.
Six Months Ended June 30, 2009 Compared to Six Months Ended June 30, 2008
     Marketing and Production Revenues and Gross Margins — Our revenues decreased $2.4 million to approximately $7.7 million in the six months ended June 30, 2009 from approximately $10.1 million in the six months ended June 30, 2008. Revenue from production decreased by $350,000 and retail gas revenues decreased by $2.0 million with both decreases caused by significantly lower index prices for natural gas. Mark to market revenue decreased by $120,000.
The gross margin in our marketing and production operations increased $400,000 to approximately $1.6 million in the six months ended June 30, 2009 from approximately $1.2 million in the six months ended June 30, 2008. Gross margin from retail gas sales increased by $975,000 due to a much more favorable cost of supply, relative to our sales contracts. Partially offsetting this is a decrease in gross margin from gas production of $483,000, due to the significantly lower index prices received for volumes produced, and the decrease in mark to market revenue of $120,000.
     Marketing and Production Operating Expenses — Our operating expenses increased approximately $80,000, to $390,000 in the six months ended June 30, 2009 from $310,000 in the six months ended June 30, 2008. Increases in depletion, salary and benefits expense, employee travel, and professional services account for this change.
     Marketing and Production Interest Expense — Interest expense decreased approximately $14,000 to $52,000 in the six months ended June 30, 2009 from $66,000 in the six months ended June 30, 2008. A credit due to a change in our intercompany interest allocation is partially offset by an increase in short-term borrowings, caused primarily by the higher natural gas commodity prices during the summer and fall of 2008.
     Marketing and Production Income Tax Benefit (Expense) — Income tax expense increased approximately $225,000 to $433,000 in the six months ended June 30, 2009 from $208,000 in the six months ended June 30, 2008. The six months ended June 30, 2008 included a negative adjustment to tax expense related to prior year tax and adjustments in the manner in which taxable income was apportioned to various states. This combined with increased pre-tax income in the six months ended June 30, 2009, accounts for the change.

Operating Results of our Pipeline Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Pipeline Operations

Operating revenues	$111,401	$93,519	$224,067	$183,316
Gas purchased	—	—	—	—

Gross margin	111,401	93,519	224,067	183,316
Operating expenses	38,167	69,664	99,965	119,742

Operating income	73,234	23,855	124,102	63,574
Other expense	—	(19)	—	(19)

Income before interest and taxes	73,234	23,836	124,102	63,555

Interest expense	(3,011)	(4,905)	(5,934)	(9,186)

Income before income taxes	70,223	18,931	118,168	54,369
Income tax expense	(27,005)	(7,282)	(45,442)	(20,915)

Net income	$43,218	$11,649	$72,726	$33,454

Quarter Ended June 30, 2009 Compared to the Quarter Ended June 30, 2008
Net income increased $31,000 to approximately $43,000 in the three months ended June 30, 2009 from approximately $12,000 in the three months ended June 30, 2008, and the overall impact of our pipeline operations was not material to our results of consolidated operations.
Six Months Ended June 30, 2009 Compared to the Six Months Ended June 30, 2008
Net income increased $40,000 to approximately $73,000 in the three months ended June 30, 2009 from approximately $33,000 in the three months ended June 30, 2008, and the overall impact of our pipeline operations was not material to our results of consolidated operations.
Results of our Corporate and Other Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Corporate and Other

Operating revenues	$—	$—	$—	$—
Gas purchased	—	—	—	—

Gross margin	—	—	—	—
Operating expenses	—	441,123	—	441,123

Operating loss	—	(441,123)	—	(441,123)
Other income (expense)	(215,337)	66,017	(259,649)	69,697

Loss before interest and taxes	(215,337)	(375,106)	(259,649)	(371,426)

Interest expense	—	—	(339)	—

Loss before income taxes	(215,337)	(375,106)	(259,988)	(371,426)
Income tax benefit	33,295	142,070	49,413	142,070

Net loss	$(182,042)	$(233,036)	$(210,575)	$(229,356)

The corporate and other operations segment was created to accumulate revenues and expenses that are not allocable to our utilities or other operations. Therefore, it does not have standard revenues, gas purchase costs, or gross margin.
Quarter Ended June 30, 2009 Compared to the Quarter Ended June 30, 2008
Results of corporate and other operations for the three months ended June 30, 2009 include costs related to acquisition activities of $257,000, offset by dividends from marketable securities of approximately $42,000 and the applicable income tax benefit of approximately $33,000, for a net loss of approximately $182,000.
Results of corporate and other operations for the three months ended June 30, 2008 included approximately $61,000 in gains from the sale of marketable securities, approximately $5,000 in dividends from marketable securities, approximately $441,000 in costs associated with an equity offering that did not occur and the applicable income tax benefit of approximately $142,000 for a net loss of approximately $233,000.
Six Months Ended June 30, 2009 Compared to the Six Months Ended June 30, 2008
Results of corporate and other operations for the six months ended June 30, 2009 include costs related to acquisition activities of $346,000, offset by dividends from marketable securities of approximately $86,000 and the applicable income tax benefit of approximately $49,000, for a net loss of approximately $211,000.
Results of corporate and other operations for the six months ended June 30, 2008 included approximately $61,000 in gains from the sale of marketable securities, approximately $9,000 in dividends from marketable securities, approximately $441,000 in costs associated with an equity offering that was not completed and the applicable income tax benefit of approximately $142,000 for a net loss of approximately $229,000.

Consolidated Cash Flow Analysis
     Sources and Uses of Cash
Operating activities provide our primary source of cash. Cash provided by operating activities consists of net income (loss) adjusted for non-cash items, including depreciation, depletion, amortization, deferred income taxes and changes in working capital.
Our ability to maintain liquidity depends upon our $20.0 million credit facility with Bank of America, shown as line of credit on the accompanying balance sheets. Our use of the Bank of America revolving line of credit increased to $3.6 million at June 30, 2009, compared with $0 at June 30, 2008. This change in our line of credit is caused primarily by increased construction expenditures and purchases of marketable securities.
Long-term debt was $13.0 million at June 30, 2009, and 2008.
Cash decreased by $367,000 from December 31, 2008 to June 30, 2009, compared with the $1,109,000 decrease in cash for the six months ended June 30, 2008, as shown in the following table:

	June 30,
	2009	2008
Cash provided by operating activities	$19,849,732	$9,547,820
Cash used in investing activities	(5,211,859)	(3,277,973)
Cash used in financing activities	(15,004,893)	(7,378,806)

Decrease in cash	$(367,020)	$(1,108,959)

Cash provided by operating activities was approximately $10.3 million higher in the six months ended June 30, 2009, than the six months ended June 30, 2008. This was primarily due to increases in natural gas purchases of $4.8 million, recoverable gas purchases of $2.9 million, other assets (net of other liabilities) of $1.6 million, accounts receivable and prepaids of $3.7 million, deferred income taxes of $500,000 and net income of $500,000, and decreases in accounts payable of $3.7 million as compared to the six months ended June 30, 2008.
Cash used in investing activities was approximately $1.9 million higher in the six months ended June 30, 2009, than the six months ended June 30, 2008. This was due to an increase of $1.4 million for construction expenditures, an increase of $129,000 for investments, a decrease in customer advances received for construction and contributions in aid of construction of $141,000 and an increase of $226,000 in net purchases of marketable securities as compared to the six months ended June 30, 2008.
Cash used in financing activities in the six months ended June 30, 2009 was $15.0 million. This is $7.6 million more than the cash used of $7.4 million in the six months ended June 30, 2008 and is due to an increase in debt repayments of $9.1 million, increased borrowings of $1.7 million, decreased net sales of common stock of $102,000, and a $155,000 increase in dividends paid as compared to the six months ended June 30, 2008.
     Liquidity and Capital Resources
We fund our operating cash needs, as well as dividend payments and capital expenditures, primarily through cash flow from operating activities and short-term borrowing. Historically, to the extent cash flow has not been sufficient to fund these expenditures; we have used our working capital line of credit. We have greater need for short-term borrowing during periods when internally generated funds are not sufficient to cover all capital and operating requirements, including costs of gas purchased and capital expenditures. In general, our short-term borrowing needs for purchases of gas inventory and capital expenditures are greatest during the summer and fall months and our short-term borrowing needs for financing customer accounts receivable are greatest during the winter months.

     Long-term Debt — $13.0 million 6.16% Senior Unsecured Notes — On June 29, 2007, we issued $13.0 million aggregate principal amount of our 6.16% Senior Unsecured Notes, due June 29, 2017. The proceeds of these notes were used to refinance our existing notes. With this refinancing, we expensed the remaining debt issue costs of $991,000 in fiscal 2007, and incurred approximately $463,000 in new debt issue costs to be amortized over the life of the new note.
     Bank of America Line of Credit — On June 29, 2007, we established our five-year unsecured credit facility with Bank of America, replacing a previous $20.0 million one-year facility with Bank of America which was scheduled to expire in November 2007. The credit facility includes an annual commitment fee equal to 0.20% of the unused portion of the facility and interest on amounts outstanding at the London Interbank Offered Rate, plus 120 to 145 basis points, for interest periods selected by us.
The following table represents borrowings under the Bank of America revolving line of credit for each of the periods presented.

Quarter Ended June 30, 2009
Minimum borrowing	$—
Maximum borrowing	$5,045,000
Average borrowing	$2,002,000

Quarter Ended March 31, 2009
Minimum borrowing	$5,595,000
Maximum borrowing	$18,095,000
Average borrowing	$11,987,000
Our 6.16% Senior Unsecured Notes and Bank of America credit facility agreements contain various covenants, which include, among others, limitations on total dividends and distributions made in the immediately preceding 60-month period to 75% of aggregate consolidated net income for such period, restrictions on certain indebtedness, limitations on asset sales, and maintenance of certain debt-to-capital and interest coverage ratios. At June 30, 2009 and 2008, we believe we were in compliance with the financial covenants under our debt agreements.
At June 30, 2009, we had approximately $699,000 of cash on hand, ($277,000 net of bank overdrafts) and $3.6 million in borrowings under the $20.0 million Bank of America revolving line of credit. In addition, at June 30, 2009, we had two outstanding letters of credit related to supply contracts totaling $1.2 million. These letters of credit reduce our available borrowings on our line of credit. As discussed above, our short-term borrowing needs for purchases of gas inventory and capital expenditures are greatest during the summer and fall months. Our availability normally increases in January as monthly heating bills are paid and storage related gas purchases are no longer necessary.

The total amount outstanding under all of our long term debt obligations was $13.0 million at both June 30, 2009, and 2008. The portion of such obligations due within one year was $0 at both June 30, 2009, and 2008.
     Capital Expenditures
We conduct ongoing construction activities in all of our utility service areas in order to support expansion, maintenance, and enhancement of our gas pipeline systems. We are actively expanding our systems in North Carolina and Maine to meet the high customer interest in natural gas service in those two service areas. For the six months ended December 31, 2008 our total capital expenditures were approximately $4.7 million. During the six months ended June 30, 2009 and 2008 capital expenditures were $3.9 million and $2.5 million, respectively. We estimate future cash requirements for capital expenditures will be as follows:

Estimated
Future Cash
Requirements
through 12/31/09
(In thousands)
Natural Gas Operations	$1,175
Energy West Resources	—
Pipeline Operations	—

Total capital expenditures	$1,175

     Contractual Obligations
Our major financial market risk exposure is to changing interest rates. Changing interest rates will affect interest paid on variable-rate debt. Our policy is to manage interest rates through the use of a combination of fixed-rate and floating-rate debt.
The table below presents contractual balances of our consolidated long-term and short-term debt at the expected maturity dates as of June 30, 2009.
Payments Due by Period

		1 year			After
Contractual Obligations	Total	or less	2-3 years	4-5 years	5 years
Interest payments (a)	$6,406,400	$800,800	$1,601,600	$1,601,600	$2,402,400

Long Term Debt (b)	13,000,000	—	—	—	13,000,000

Operating Lease Obligations	129,900	34,835	27,180	6,563	61,322

Transportation and Storage Obligation (c)	7,541,453	3,695,046	1,001,748	1,001,748	1,842,911

Total Obligations	$27,077,753	$4,530,681	$2,630,528	$2,609,911	$17,306,633

(a)	Our long-term debt and notes payable require interest payments. Interest payments are projected based on debt service schedules provided at debt issuance.

(b)	See Note 6 of the Notes to the unaudited condensed consolidated financial statements for a description of this debt.

(c)	Transportation and Storage Obligations represent annual commitments with suppliers for periods extending up to seven years. These costs are recoverable in customer rates.
OFF-BALANCE SHEET ARRANGEMENTS
We do not have any off-balance-sheet arrangements, other than those currently disclosed that have or are reasonably likely to have a current or future effect on financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
We are subject to certain market risks, including commodity price risk (i.e., natural gas and propane prices) and interest rate risk. The adverse effects of potential changes in these market risks are discussed below. The sensitivity analyses presented do not consider the effects that such adverse changes may have on overall economic activity nor do they consider additional actions management may take to mitigate our exposure to such changes. Actual results may differ. See the notes to the financial statements for a description of our accounting policies and other information related to these financial instruments.
Commodity Price Risk
We seek to protect ourselves against natural gas price fluctuations by limiting the aggregate level of net open positions that are exposed to market price changes. We manage open positions with policies designed to limit the exposure to market risk, with regular reporting to management of potential financial exposure. Our Risk Management Committee has limited the types of contracts we will consider to those related to physical natural gas deliveries. Therefore, management believes that our results of operations are not significantly exposed to changes in natural gas prices.
Interest Rate Risk
Our results of operations are affected by fluctuations in interest rates (e.g. interest expense on debt). We mitigate this risk by entering into long-term debt agreements with fixed interest rates.

Some of our notes payable, however, may be subject to variable interest rates that we may mitigate by entering into interest rate swaps. A hypothetical 100 basis point change in market rates applied to the balance of the notes payable would change our interest expense by approximately $36,000 annually.
Credit Risk
Credit risk relates to the risk of loss that we would incur as a result of non-performance by counterparties of their contractual obligations under various instruments with us. Credit risk may be concentrated to the extent that one or more groups of counterparties have similar economic, industry or other characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in market or other conditions. In addition, credit risk includes not only the risk that a counterparty may default due to circumstances relating directly to it, but also the risk that a counterparty may default due to circumstances which relate to other market participants that have a direct or indirect relationship with such counterparty. We seek to mitigate credit risk by evaluating the financial strength of potential counterparties. However, despite mitigation efforts, defaults by counterparties may occur from time to time. To date, no such default has occurred.
Equity Price Risk
Equity securities are subject to equity price risk, which is defined as the potential for loss in market value due to a decline in equity prices. The value of common stock equity investments is dependent upon the general conditions in the securities markets and the business and financial performance of the individual companies in the portfolio. Values are typically based on future economic prospects as perceived by investors in the equity markets. We regularly review the carrying value of our investments and identify and record losses when events and circumstances indicate that such declines in the fair value of such assets below our accounting basis are other-than-temporary. For additional discussion of our equity securities, see Note 9 to the unaudited financial statements included in Annex H hereto.
CONTROLS AND PROCEDURES
Evaluation of Disclosure Controls and Procedures
As of June 30, 2009, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended. The evaluation was carried out under the supervision of and with the participation of our management, including our principal executive officer and principal financial officer. Based upon this evaluation, our chief executive officer and chief financial officer each concluded that our disclosure controls and procedures were effective as of June 30, 2009.

Changes in Internal Control over Financial Reporting
There were no changes in our internal control over financial reporting during our last fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

INFORMATION ABOUT THE COMPANIES
Business of the Companies
Lightning Pipeline
Lighting Pipeline is an Ohio corporation headquartered in Mentor Ohio. Lightning Pipeline serves as the parent holding company of Orwell Natural Gas Company (Orwell). Lightning Pipeline was incorporated in 2002.
Orwell was incorporated in Ohio in 1986. Orwell is a regulated utility that distributes and sells natural gas to approximately 6,650 end-use residential, commercial, and industrial customers located primarily in northeastern Ohio and western Pennsylvania. A small portion of Orwell’s rates are negotiated through home-rule with the three individual localities in which it operates and are subject to review by the public utilities commissions of Ohio (PUCO) and Pennsylvania. The remaining rates are established through a tariff that is regulated by PUCO. Orwell distributes 758,322 MCF of natural gas annually.
Walker Gas Company and Clarion River Gas Company operate as Pennsylvania divisions of Orwell. Walker and Clarion have a total of 586 customers.
Great Plains
Great Plains is an Ohio corporation headquartered in Mentor, Ohio. Great Plains serves as the parent holding company of Northeast Ohio Natural Gas Corp. (NEO). Great Plain was incorporated in 2003.
NEO was incorporated in 1986 as a natural gas distribution company subject to the laws and regulations of the PUCO. NEO sells natural gas to approximately 15,226 end-use residential, commercial, and industrial customers located primarily in northeast and central Ohio. NEO distributes 2,978,800 MCF of natural gas annually. NEO leases all of its real estate from GPL.
Brainard
Brainard was incorporated in 1999 as a natural gas distribution company subject to the laws and regulations of the PUCO. Brainard distributes and sells natural gas to 119 end-use residential, commercial, and industrial customers located primarily in northeast Ohio. Brainard distributes 276,908 MCF of natural gas annually.
GPL
GPL is an Ohio limited liability company formed in 2003. GPL owns two Ohio properties that are located in Lancaster and Strasberg, Ohio that it leases to NEO for use in NEO’s business operations.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
LIGHTNING PIPELINE
Critical Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Principles of Consolidation
The financial statements include the operations of Lightning Pipeline and Orwell. The basis for consolidation is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the cost incurred by Lightning Pipeline in buying Orwell instead of Orwell’s historical costs. The purchase costs of Lightning Pipeline are shown in the consolidated statements.
Revenue Recognition
Orwell bills its customers on a monthly meter reading cycle. At the end of each month, gas service which has been rendered from the latest date of the cycle meter reading to the month-end is unbilled. The accrued revenue for this unbilled gas is based on an estimated calculation of revenue as a percentage of days and volumes billed in the following month of service. Actual usage percentages may vary from these estimates and may impact our operating income.
Regulatory Assets and Liabilities
Orwell accounts for certain of its regulated operations under the provisions of Statement of Financial Accounting Standards (SFAS) No. 71, “Accounting for the Effects of Certain Types of Regulation.” This standard includes accounting principles for companies whose rates are determined by independent third-party regulators and defines regulatory assets as the deferral of costs expected to be recovered in future customer rates and regulatory liabilities as current cost recovery of expected future expenditures.
In some cases, regulatory assets are recorded before approval has been received for recovery from the state regulatory agencies. Orwell must use judgment to conclude that costs deferred as regulatory assets are probable of future recovery. Orwell bases this conclusion on certain factors, including changes in the regulatory environment, recent rate orders issued by regulatory agencies, and the status of any potential new legislation.
Orwell uses its best judgment when recording regulatory assets and liabilities. Regulatory commissions, however, can reach different conclusions about the recovery of costs, and those conclusions could have a material impact on our financial statements.
Deferred gas cost is the current regulatory liability. If because of a change in circumstances, it is determined that the regulated natural gas segment no longer meets the criteria of regulatory accounting under SFAS No. 71, that segment will have to discontinue regulatory accounting and write off the respective regulatory assets and liabilities. Such a write-off could have a material impact on Lightning Pipeline and Orwell’s financial statements.
Asset Retirement Obligation
The non-current regulatory liability is the asset retirement obligation (ARO). Lightning Pipeline accounts for its asset retirement obligations in accordance with FASB Statement No. 143, “Accounting for Asset Retirement Obligations.” This Statement requires that the fair value of an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. For Lightning Pipeline, asset retirement obligations primarily relate to the replacement of gas pipelines. The present value of the estimated asset retirement cost is capitalized as part of the long-lived asset. The capitalized asset retirement cost is depreciated and the asset retirement obligation is accreted over the life of the asset. This asset retirement obligation is based on the determined negative salvage amount for the equipment as determined by the PUCO. The related expense is included in depreciation. Lightning Pipeline must use judgment to identify all appropriate asset retirement obligations.
Recoverable/Refundable Costs of Gas
Lightning Pipeline accounts for purchased gas cost pursuant to section 4905.302(C), of the Ohio Revised Code, which promulgates rules for a uniform purchased gas adjustment clause to be included in the schedules of gas or natural gas companies subject to the PUCO’s jurisdiction. These rules, which are contained in Chapter 4901:1-14, Ohio Administrative Code (O.A.C.) separate the jurisdictional cost of gas from all other costs incurred by a gas or natural gas company and provide for each company’s recovery of these costs.
Accounting for Impairment
Statement of Financial Accounting Standards No. 144 (SFAS No. 144), Accounting for the Impairment or Disposal of Long-Lived Assets, establishes accounting standards to account for the impairment of long-lived assets, and certain identifiable intangibles. Under SFAS No. 144, Lightning Pipeline reviews assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. SFAS No. 144 also requires that a rate regulated enterprise recognize impairment when regulated assets are no longer probable of recovery. Lightning Pipeline acquired the assets of Orwell in June 2002. As a result there is a goodwill asset of $2,542,265 at June 30, 2009. No impairment losses were incurred for the six months ended June 30, 2009.
Results of Operations
The following discussion of financial condition and results of operations should be read in conjunction with Lightning Pipeline’s Financial Statements and Notes thereto attached to this proxy statement as Annex D and other financial information regarding Lightning Pipeline included elsewhere in this proxy statement. Results of operations for interim periods are not necessarily indicative of results to be attained for any future period.
Fiscal Year Ended December 31, 2008 Compared to Fiscal Year Ended December 31, 2007
     Net Income(Loss) — Earnings are primarily influenced by sales and transportation volumes,

the rates Orwell charges to its customers, and the expenses that it incurs. Lightning Pipeline’s net income for fiscal 2008 was $745,718 compared to net income of $172,400 for fiscal 2007. This improvement was primarily due to a 10% increase in customer growth, a 22% increase in gross margin, and 318 more heating degree days in 2008 resulting in a 6% colder year in 2008 as compared to 2007.
     Revenues — Revenues increased 25% to $10,950,205 for 2008 compared to $8,772,263 for 2007. This increase was primarily attributable to a 10% increase in growth in residential and transportation customers coupled with colder temperatures in 2008 causing increased revenues of $1,256,736. The remaining $921,206 was due to higher natural gas commodity prices passed through in rates to existing natural gas operations.
     Cost of Sales — Natural Gas Purchases — Cost of sales for natural gas purchases was $7,499,168 for 2008, an increase of 28%, compared to $5,895,471 for 2007. $582,454 was primarily attributable to the increase in volume caused by customer growth and colder temperatures coupled with an increase in natural gas commodity prices of $1,021,243.
     Operating Expenses — Operating expenses decreased 4% to $2,512,443 for 2008 from $2,601,398 for 2007. This decrease was primarily attributable to a decrease of $63,671 in bad debt expense due to the implementation of Orwell’s new tariff in the third quarter of 2007 which includes a bad debt rider, a decrease in outside services of $50,800, an increase in professional fees of $96,800, a decrease in depreciation and amortization of $14,600 due to an adjustment in 2008 for priors years depreciation expensed at an accelerated tax rate, and a decrease in salaries and benefits of $53,600.
     Other Income (Expense) — Income and expense from non-utility operations relate to interest income and expense, management fee income and gain (loss) on disposal of property. The expense increased by 88% to $192,876 compared to $102,994 for 2007. The majority of this increase was attributable to an increase in interest expense of $67,000 due to increased debt.
     Liquidity and Capital Resources
     Lightning Pipeline funds its operating cash needs primarily through cash flow from operating activities. At December 31, 2008, Lightning Pipeline had short-term and long-term debt of $8,944,001 of which $4,141,932 is payable to a related party, Richard Osborne. This demand note accrues interest at the rate of 6% on the individual loan advances from the date of each such advance. All other related party accounts payable items are non-interest bearing and payable on demand.
Contractual Obligations
     The table below presents contractual balances of Lightning Pipeline’s long-term and short-term debt at the expected maturity dates as of December 31, 2008.

	Payment due by period
		1 year
Contractual Obligations	Total	or less	2-3 years	4-5 years	After 5 years
Interest Payments	$464,428	$452,738	$9,873	$1,817	—
Short/Long term Debt	8,944,001	8,794,323	112,868	36,810	—
Deferred Compensation	42,270	42,270	—	—	—
Lease Commitments — non related party	26,667	10,967	15,700	—	—
Lease Commitments — related party	2,139,600	199,200	290,400	290,400	1,359,600
Total	$11,616,966	$9,499,498	$428,841	$329,027	$1,359,600
     Off-Balance Sheet Arrangements
     Lightning Pipeline does not have any off-balance sheet arrangements.
Quarter and Six Months ended June 30, 2009 Compared to Quarter and Six Months ended June 30, 2008
     Net Income (Loss) – Earnings are primarily influenced by sales and transportation volumes, the rates charged to customers, and the expenses that incurred. Lightning Pipeline’s net loss for the quarter ended June 30, 2009 was $138,354 compared to a net loss of $144,374 for quarter ended June 30, 2008. Lightning Pipeline’s net income for the six months ended June 30, 2009 was $698,564 compared to net income of $582,787 for the six months ended June 30, 2008. This improvement was due to a 3% increase in customer growth, a 15% increase in gross margin, and reduced gas cost in the first half of 2009 as compared last year.
     Revenues – Revenues decreased 27% to $1,263,703 for the second quarter of 2009 compared to $1,723,062 for the second quarter of 2008. Revenues decreased 9% to $6,127,587 for the six months ended June 30, 2009 compared to $6,699,128 for the six months ended June 30, 2008. The decrease was attributable to a 13% decrease in gas cost recovery (“GCR”) passed onto the customers in 2009. The decrease was partially offset by an increase in customers.
     Cost of Sales – Natural Gas Purchases – Cost of sales for natural gas purchases was $630,584 for the second quarter of 2009 compared to $1,170,915 for the second quarter of 2008. Cost of sales for natural gas purchases was $3,911,253 for the six months ended June 30, 2009 compared to $4,747,077 for the six months ended June 30, 2008. This decrease was primarily attributable to a reduced gas cost coupled with a decrease of $354,412 in deferred gas cost. This decrease in cost together with an 8% increase in volume from customer growth resulted in a 18% decrease in gas cost for the six months ended June 30, 2009.
     Operating Expenses – Operating expenses increased 2% to $661,713 for the second quarter of 2009 from $654,409 for the second quarter of 2008. This increase was primarily attributable to an increase in administrative expenses of $16,200 and an increase in professional fees of $23,900. This increase was offset by a decrease in salaries and benefits of $8,600, a decrease in depreciation and amortization of $10,100 due to an adjustment for prior year’s depreciation, and a decrease to vehicle rental and expense of $9,900. Operating expenses increased 2% to $1,314,877 for the six months ended June 30, 2009 from $1,289,553 for the six months ended June 30, 2008. This increase was attributed to an increase in administrative expenses of $40,900, and an increase in professional fees of $46,000. This increase was offset by a decrease in depreciation and amortization of $17,700, a decrease in field maintenance supplies of $17,800, a decrease in outside services of $11,800, and a decrease in vehicle rental and expense of $12,400.
     Other Income (Expense) – Income and expense from non-utility operations relate to interest income and expense, management fee income and gain (loss) on disposal of property. The expense was $109,760 for the second quarter ended June 30, 2009 compared to $42,112 for the second quarter ended June 30, 2008. The majority of the increase was attributable to an increase in interest expense of $49,415. This increase was mainly due to accrued interest on the Richard Osborne Demand Note. The expense was $202,893 for the six months ended June 30, 2009 compared to $79,711 for the six months ended June 30, 2008. The majority of this increase was attributed to an increase in interest expense of $97,745 due to accrued interest on the Richard Osborne Demand Note.
Liquidity and Capital Resources
Lightning Pipeline funds its operating cash needs primarily through cash flow from operating activities and short-term borrowing. Historically, to the extent cash flow has not been sufficient to fund these expenditures, we have used our working capital line of credit. We have greater need for short-term borrowing during periods when internally generated funds are not sufficient to cover all capital and operating requirements including cost of gas purchased and capital expenditures. In general, our short-term borrowing needs for purchases of gas inventory and capital expenditures are greatest during summer and fall months.
At June 30, 2009, Lightning Pipeline had short-term and long-term debt of $10,609,940 of which $4,141,932 is payable to a related Party, Richard Osborne. This demand note accrues interest at the rate of 6% on the individual loan advances from the date of each such advance. All related party accounts payable items are non-interest bearing and payable on demand.
Contractual Obligations
The table below presents contractual balances of Lightning Pipeline’s long-term and short-term debt at the expected maturity dates as of June 30, 2009.

	Payment due by period
		1 year			After 5
Contractual Obligations	Total	or less	2-3 years	4-5 years	years
Interest Payments	$415,901	$403,419	$10,701	$1,781	—
Short/Long-term Debt	10,609,940	10,442,430	122,857	44,653	—
Deferred Compensation	20,423	20,423	—	—	—
Lease Commitments – non related party	21,183	10,967	10,216	—	—
Lease Commitments – related party	1,944,600	185,700	290,400	290,400	$1,178,100
Total	$13,012,047	$11,012,939	$434,174	$336,834	$1,178,100
Off-Balance Sheet Arrangements
At June 30, 2009, Lightning Pipeline did not have any relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance, variable interest, or special purpose entities, which would have been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. As such, Lightning Pipeline is not exposed to any financing, liquidity, market or credit risk that could arise if it had engaged in such relationships.

GREAT PLAINS
Critical Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Principles of Consolidation
The financial statements include the operations of Great Plains, NEO, and GPL. The basis for consolidation is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the costs incurred by Great Plains in buying NEO instead of NEO’s historical costs. The purchase costs of Great Plains are shown in the consolidated statements. NEO revalued its assets in accordance with the fair values attributed to those assets by Great Plains.
The basis for consolidation of GPL is the adoption and implementation of the Financial Accounting Standards Board’s Interpretation No. 46R, Consolidation of Variable Interest Entities (FIN 46R). This requires a company to consolidate variable interest entities (VIEs) when it is deemed to be the primary beneficiary, meaning it will absorb a majority of the VIE’s expected losses or receive a majority of the VIE’s expected residual return. Great Plains’s assets are held as collateral for GPL’s bank debt.
Revenue Recognition
NEO bills its customers on a monthly meter reading cycle. At the end of each month, gas service which has been rendered from the latest date of the cycle meter reading to the month-end is unbilled. The accrued revenue for this unbilled gas is based on an estimated calculation of revenue as a percentage of days and volumes billed in the following month of service. Actual usage percentages may vary from these estimates and may impact our operating income.
Regulatory Assets and Liabilities
NEO accounts for certain of its regulated operations under the provisions of Statement of Financial Accounting Standards (SFAS) No. 71, “Accounting for the Effects of Certain Types of Regulation.” This standard includes accounting principles for companies whose rates are determined by independent third-party regulators and defines regulatory assets as the deferral of costs expected to be recovered in future customer rates and regulatory liabilities as current cost recovery of expected future expenditures.
In some cases, Great Plains records regulatory assets before it has received approval for recovery from the state regulatory agencies. Great Plains must use judgment to conclude that costs deferred as regulatory assets are probable of future recovery. This conclusion is based on certain factors, including changes in the regulatory environment, recent rate orders issued by regulatory agencies, and the status of any potential new legislation.
Great Plains uses its best judgment when recording regulatory assets and liabilities. Regulatory commissions, however, can reach different conclusions about the recovery of costs, and those conclusions could have a material impact on Great Plains’ financial statements.
Deferred gas cost is the current regulatory liability. If because of a change in circumstances, Great Plains determines that the regulated natural gas segment no longer meets the criteria of regulatory accounting under SFAS No. 71, that segment will have to discontinue regulatory accounting and write off the respective regulatory assets and liabilities. Such a write-off could have a material impact on Great Plains’ financial statements.
Recoverable/Refundable Costs of Gas
Great Plains accounts for purchased gas cost pursuant to section 4905.302(C), of the Ohio Revised Code, which promulgates rules for a uniform purchased gas adjustment clause to be included in the schedules of gas or natural gas companies subject to the PUCO’s jurisdiction.

These rules, which are contained in Chapter 4901:1-14, Ohio Administrative Code (O.A.C.) separate the jurisdictional cost of gas from all other costs incurred by a gas or natural gas company and provide for each company’s recovery of these costs.
Accounting for Impairment
Statement of Financial Accounting Standards No. 144 (SFAS No. 144), Accounting for the Impairment or Disposal of Long-Lived Assets, establishes accounting standards to account for the impairment of long-lived assets, and certain identifiable intangibles. Under SFAS No. 144, Great Plains reviews assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. SFAS No. 144 also requires that a rate-regulated enterprise recognize impairment when regulated assets are no longer probable of recovery. NEO acquired 5,269 Columbia Gas of Ohio, Inc. customers during 2008. As a result there is a goodwill asset of $2,271,973 for the year ended December 31, 2008. No impairment losses were incurred for the six months ended June 30, 2009.
Results of Operations
The following discussion of financial condition and results of operations should be read in conjunction with Great Plains’ Financial Statements and Notes thereto attached as Annex E to this proxy statement and other financial information regarding Great Plains included elsewhere in this proxy statement. Results of operations for interim periods are not necessarily indicative of results to be attained for any future period.
     Fiscal Year Ended December 31, 2008 Compared to Fiscal Year Ended December 31, 2007
     Net Income(Loss) — Earnings are primarily influenced by sales and transportation volumes, the rates we charge to our customers, and the expenses that we incur. Great Plains’ net income for fiscal 2008 was $1,319,306 compared to net income of $670,782 for fiscal 2007. This improvement was primarily due to a 57% increase in customer growth due to the acquisition of 5,269 Columbia Gas of Ohio customers, a 48% increase in gross margin, and 368 more heating degree days in 2008 resulting in a 7% colder year in 2008 as compared to 2007.
     Revenues — Revenues increased 67% to $27,030,330 for 2008 compared to $16,253,345 for 2007. This increase was primarily attributable to the acquisition of 5,269 Columbia Gas of Ohio customers in February, 2008 with total revenues of $5,850,901. The remaining $4,926,084 was due to higher natural gas commodity prices passed through in rates to its existing natural gas operations coupled with increased volumes due to growth and colder weather.
     Cost of Sales — Natural Gas Purchases — Cost of sales for natural gas purchases was $21,045,658 for 2008, an increase of 73%, compared to $12,195,729 for 2007. This increase was primarily attributable to an increase in volume caused by the addition of the Columbia Gas customers of $4,961,571 coupled with an increase in natural gas commodity prices of $3,517,523 to existing gas operations.
     Operating Expenses — Operating expenses increased 32% to $4,385,900 for 2008 from $3,322,952 for 2007. This increase was primarily attributable to an increase in salaries and benefits of $395,200, an increase in depreciation of $170,600 due to the addition of capital, an increase in administrative expenses of $66,700, an increase in state and local taxes of $116,500, an increase in professional fees of $71,000, an increase in repairs and maintenance of $71,600, an increase in bank fees of $99,600, and an increase in pipeline supplies and other of $69,300. The majority of this added expense was largely due to the addition of Columbia Gas customers.
     Other Income (Expense) — Income and expense from non-utility operations relate to interest income and expense, management fee income and gain (loss) on disposal of property. The expense increased by 338% to $279,466 compared to $63,882 for 2007. The majority of this increase was attributable to an increase in interest expense of $227,700 due to increased debt attributable to the Columbia Gas customer acquisition.
Liquidity and Capital Resources
     Great Plains funds its operating cash needs primarily through cash flow from operating activities. At December 31, 2008, Great Plains had short-term and long-term debt of $13,531,279.
Contractual Obligations
     The table below presents contractual balances of Great Plains’ long-term and short-term debt at the expected maturity dates as of December 31, 2008.

	Payment due by period
		1 year
Contractual Obligations	Total	or less	2-3 years	4-5 years	After 5 years
Interest Payments	$2,309,589	$325,685	$548,267	$1,435,637	—
Short/Long Term Debt	13,531,279	3,014,482	1,638,736	8,878,061	—
Lease Commitments — non related party	827,612	208,200	262,006	257,656	99,750
Lease Commitments — related party	360,000	24,000	48,000	48,000	240,000
Total	$17,028,480	$3,572,367	$2,497,009	$10,619,354	$339,750
     Off-Balance Sheet Arrangements
          Great Plains does not have any off-balance sheet arrangements
Quarter and Six Months ended June 30, 2009 Compared to Quarter and Six Months ended June 30, 2009
     Net Income (Loss) – Earnings are primarily influenced by sales and transportation volumes, the rates charged to customers, and the expenses that are incurred. Great Plains’ net income for quarter ended June 30, 2009 was $87,186 compared to a net loss of $257,423 for quarter ended June 30, 2008. This improvement was due to a 2% increase in customer growth, a 1% decrease in operating expenses, and a 27% increase in gross margin due to a 36% decrease in gas cost. Net income for the six months ended June 30, 2009 totaled $1,689,204 compared to net income of $1,036,504 for the six months ended June 30, 2008. This increase was due to a 19% increase in gross margin and a 15% decrease in gas cost, offset by a 5% increase in operating cost.
     Revenues – Revenues decreased 23% to $3,548,682 for the second quarter of 2009 compared to $4,586,717 for second quarter of 2008. This decrease was attributable to a reduced gas cost (“gas cost recovery” or “GCR”) passed on to customers in 2009. Revenues decreased 9% to $14,229,898 for the six months ended June 30, 2009 compared to $15,556,249 for the six months ended June 30, 2008. This decrease was attributable to a reduced GCR passed on to customers in 2009.
     Cost of Sales – Natural Gas Purchases – Cost of sales for natural gas purchases was $2,330,298 for the second quarter of 2009, a decrease of 36%, compared to $3,623,579 for the second quarter of 2008. This decrease was primarily attributable to a 24% decrease in volume purchased coupled with a 59% decrease per MCF of gas cost. This was offset by an increase of $2,168,570 in deferred gas cost for the second quarter of 2009 as compared to the second quarter of 2008. Cost of sales for natural gas purchases was $10,349,778 for the six months ended June 30, 2009, a decrease of 15% compared to $12,288,760 for the six months ended June 30, 2008. This decrease was primarily attributable to a 1% increase in volumes purchased offset by a 33% decrease per MCF of gas cost and an increase of $2,361,867 in deferred gas cost for the six months ended June 30, 2009 as compared to the six months ended June 30, 2008.
     Operating Expenses – Operating expenses decreased 1% to $1,093,217 for the second quarter of 2009 from $1,101,514 for the second quarter of 2008. Operating expenses increased 6% to $2,170,050 for the six months ended June 30, 2009 compared to $2,059,681 for the six months ended June 30, 2008. This increase was due to an increase of $28,800 in salaries and benefits, an increase of $34,400 in depreciation due to the addition of capital, and an increase of $39,400 in state and local taxes due to an increase of personal property taxes caused by the addition of capital.
     Other Income (Expense) – Income and expense from non-utility operations relate to miscellaneous material sales revenue, billable line hit revenue, interest income and expense, management fee income and gain (loss) on disposal of property. This balance decreased to an expense of $37,981 in the second quarter of 2009 from an expense of $119,047 in the second quarter of 2008. The majority of this decrease was attributable to a decrease in interest expense of $129,903, an increase in loss on disposal of property totaling an expense of $28,858 coupled with a decrease in non-utility revenue of $17,932 mainly due to a decrease in billable line hits. This balance decreased to an expense of $20,866 for the six months ended June 30, 2009 from an expense of $171,304 for the six months ended June 30, 2008. The majority of this decrease was attributable to a reduction in interest expense of $159,316 which was due to a lower rates as compared to one year ago.
Liquidity and Capital Resources
Great Plains funds its operating cash needs primarily through cash flow from operating activities and short-term borrowing. Historically, to the extent cash flow has not been sufficient to fund these expenditures, Great Plains has used its working capital line of credit. Great Plains had greater need for short-term borrowing during periods when internally generated funds are not sufficient to cover all capital and operating requirements including cost of gas purchased and capital expenditures. In general, its short-term borrowing needs for purchases of gas inventory and capital expenditures are greatest during summer and fall months.
At June 30, 2009, Great Plains had short-term and long-term debt of $13,121,750. All related party accounts payable items are non-interest bearing and payable on demand.
Contractual Obligations
     The table below presents contractual balances of Great Plains short-term and long-term debt at the expected maturity dates as of June 30, 2009.

	Payment due by period
		1 year			After 5
Contractual Obligations	Total	or less	2-3 years	4-5 years	years
Interest Payments	$1,041,776	$333,232	$483,370	$225,174	—
Short/Long-term Debt	13,121,750	2,982,217	1,666,840	8,472,693	—
Lease Commitments – non related party	760,942	252,282	233,664	203,746	71,250
Lease Commitments – related party	336,000	24,000	48,000	48,000	216,000
Total	$15,260,468	$3,591,731	$2,431,874	$8,949,613	$287,250
Off-Balance Sheet Arrangements
At June 30, 2009, Great Plains did not have any relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance, variable interest, or special purpose entities, which would have been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. As such, Great Plains is not exposed to any financing, liquidity, market or credit risk that could arise if it had engaged in such relationships.

BRAINARD
Critical Accounting Policies
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
Brainard bills its customers on a monthly meter reading cycle. At the end of each month, gas service which has been rendered from the latest date of the cycle meter reading to the month-end is unbilled. The accrued revenue for this unbilled gas is based on an estimated calculation of revenue as a percentage of days and volumes billed in the following month of service. Actual usage percentages may vary from these estimates and may impact our operating income.
Regulatory Assets and Liabilities
Brainard accounts for certain of its regulated operations under the provisions of Statement of Financial Accounting Standards (SFAS) No. 71, “Accounting for the Effects of Certain Types of Regulation.” This standard includes accounting principles for companies whose rates are determined by independent third-party regulators and defines regulatory assets as the deferral of costs expected to be recovered in future customer rates and regulatory liabilities as current cost recovery of expected future expenditures.
In some cases, Brainard record regulatory assets before we have received approval for recovery from the state regulatory agencies. Brainard must use judgment to conclude that costs deferred as regulatory assets are probable of future recovery. Brainard bases this conclusion on certain factors, including changes in the regulatory environment, recent rate orders issued by regulatory agencies, and the status of any potential new legislation.
Brainard use its best judgment when recording regulatory assets and liabilities. Regulatory commissions, however, can reach different conclusions about the recovery of costs, and those conclusions could have a material impact on our financial statements.
Deferred gas cost is the current regulatory liability. If because of a change in circumstances, Brainard determines that the regulated natural gas segment no longer meets the criteria of regulatory accounting under SFAS No. 71, that segment will have to discontinue regulatory accounting and write off the respective regulatory assets and liabilities. Such a write-off could have a material impact on Brainard’s financial statements.
Asset Retirement Obligation
The non-current regulatory liability is the asset retirement obligation (ARO). Brainard accounts for its asset retirement obligations in accordance with FASB Statement No. 143, “Accounting for Asset Retirement Obligations.” This Statement requires that the fair value of an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. For Brainard, asset retirement obligations primarily relate to the replacement of gas pipelines. The present value of the estimated asset retirement cost is capitalized as part of the long-lived asset. The capitalized asset retirement cost is depreciated and the asset retirement obligation is accreted over the life of the asset. This asset retirement obligation is based on the determined negative salvage amount for the equipment as determined by the PUCO. The related expense is included in depreciation. Brainard must use judgment to identify all appropriate asset retirement obligations.
Recoverable/Refundable Costs of Gas
Brainard accounts for purchased gas cost pursuant to section 4905.302(C), of the Ohio Revised Code, which promulgates rules for a uniform purchased gas adjustment clause to be included in the schedules of gas or natural gas companies subject to the PUCO’s jurisdiction. These rules, which are contained in Chapter 4901:1-14, Ohio Administrative Code (O.A.C.) separate the jurisdictional cost of gas from all other costs incurred by a gas or natural gas company and provide for each company’s recovery of these costs.
Accounting for Impairment
Statement of Financial Accounting Standards No. 144 (SFAS No. 144), Accounting for the Impairment or Disposal of Long-Lived Assets, establishes accounting standards to account for the impairment of long-lived assets, and certain identifiable intangibles. Under SFAS No. 144, Brainard reviews assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. SFAS No. 144 also requires that a rate regulated enterprise recognize impairment when regulated assets have no probability of recovery. At December 31 2008, Brainard had no impairment expense. At June 30, 2009 Brainard had no impairment expense. During the fiscal year ending December 31, 2007, Brainard did recognize impairment expense of $94,572 due to the write-off of a goodwill asset.
Results of Operations
The following discussion of financial condition and results of operations should be read in conjunction with Brainard’s Financial Statements and Notes attached as Annex F to this proxy statement and other financial information regarding Brainard included elsewhere in this proxy statement. Results of operations for interim periods are not necessarily indicative of results to be attained for any future period.
Fiscal Year Ended December 31, 2008 Compared to Fiscal Year Ended December 31, 2007
     Net Income(Loss) — Brainard’s net income for fiscal 2008 was $27,442 compared to a net loss of $85,095 for fiscal 2007. This improvement was primarily attributable a loss of $94,572 on impairment of goodwill in 2007 due to the write-off of a goodwill asset. In addition, net income increased due to an increase in customer growth in commercial and transportation markets.
     Revenues — Revenues increased 43% to $385,106 for 2008 compared to $269,820 for 2007. This increase was primarily attributable to an increase in customer growth mainly due to the addition of commercial and transportation customers with combined revenues of $82,000. The remaining $33,000 was due to higher natural gas commodity prices passed through in rates to existing natural gas operations.
     Cost of Sales — Natural Gas Purchases — Cost of sales for natural gas purchases was $203,324 for 2008, an increase of 73%, compared to $117,820 for 2007. This increase was primarily attributable to the increase in volume caused by customer growth of $55,000 coupled with an increase in natural gas commodity prices of $30,500.
     Operating Expenses — Operating expenses increased 10% to $148,146 for 2008 from $135,026 for 2007. This increase was primarily attributable to an increase in professional fees related to audit work.
     Other Income — Income from non-utility operations related to material sales for contributions in aid of construction was $974 for 2008.
     Interest Expense — Interest expense for 2008 was $6,667 compared to $7,759 for 2007.
Liquidity and Capital Resources
     Brainard funds its operating cash needs primarily through cash flow from operating activities. At December 31, 2008, Brainard had short-term debt of $98,307 with First Merit Bank. This note became due on September 1, 2008 and is in the process of being refinanced. Interest only is being paid on the loan until new terms are finalized. In addition, Brainard had accounts payable to related parties at December 31, 2008 of $308,517, including $237,903 to Orwell, $21,000 to Clarion and $49,361 to Richard Osborne. All related party accounts payable items are non-interest bearing and payable on demand with the exception of the $49,361 note to Mr. Osborne which accrues interest at the prime rate as announced, published and adjusted from time to time by Key Bank.
Contractual Obligations
     The table below presents contractual balances of Brainard’s short-term debt at the expected maturity dates as of December 31, 2008.

	Payment due by period
		1 year			After 5
Contractual Obligations	Total	or less	2-3 years	4-5 years	years
Interest Payments	$5,653	$5,653	—	—	—
Short Term Debt	98,307	98,307	—	—	—
Total	$103,960	$103,960	—	—	—
     Off-Balance Sheet Arrangements
     Brainard does not have any off-balance sheet arrangements.

Quarter and Six Months ended June 30, 2009 Compared to Quarter and Six Months ended June 30, 2009
     Net Income(Loss) – Brainard’s net income for the second quarter of 2009 was $14,364 compared to a net loss of $2,809 for the second quarter of 2008. This increase in income was primarily due to an increase in gross margin of 34%. The gross margin increased due to customer growth coupled with a decreased gas cost per MCF (“gas cost recovery” or “GCR”) of 25% offset by an increase in deferred gas cost of $61,900 from the second quarter of 2008 to second quarter of 2009. Brainard’s net income for the six months ended June 30, 2009 was $66,253 compared to a net income of $55,296 for the six months ended June 30, 2008. This increase in income was primarily attributable to a 15% increase in gross margin to $138,287 for the six months ended June 30, 2009 compared to $120,685 for the six months ended June 30, 2008.
     Revenues – Revenues increased 46% to $81,217 for the second quarter of 2009 compared to $55,841 for the second quarter of 2008. This increase was attributable to a 72% increase in customers volumes offset by a decrease in gas cost recovery of 25%. Revenues increased 17% to $285,640 for the six months ended June 30, 2009 compared to $244,589 for the six months ended June 30, 2008. This increase was primarily attributable to an increase of 19% in customer volumes.
     Cost of Sales – Natural Gas Purchases – Cost of sales for natural gas purchases was $35,755 for the second quarter of 2009 compared to $26,727 for second quarter of 2008. This 34% increase was attributable to an increase in deferred gas cost of $61,900 offset by a decrease in gas purchases of $52,900, which was due to an imbalance adjustment. Cost of sales for natural gas purchases was $147,354 for six months ended June 30, 2009, an increase of 19% compared to $123,924 for six months ended June 30, 2008. This increase was primarily attributable to the increase in customer growth of $15,700, a 19% decrease in gas cost recovery rates, and a $61,900 increase in deferred gas cost.
     Operating Expenses – Operating expenses increased 12% to $34,015 for the second quarter of 2009 from $30,457 for the second quarter of 2008. This increase was attributable to an increase in depreciation and accretion expense of $2,000 due to the addition of capital and an increase in professional fees of $1,700. Operating expenses increased 11% to $68,598 for the six months ended June 30, 2009 from $61,821 for the six months ended June 30, 2008. This increase was primarily attributable to an increase in depreciation and accretion expense of $4,300 due to the addition of capital and an increase in professional fees of $3,400.
     Other Income (Expense) – Interest expense decreased by $4,509 for the second quarter of 2009 as compared to the second quarter of 2008 due to an adjustment to accrued interest from first quarter of 2008. Interest expense decreased to $3,183 for the six months ended June 30, 2009 from $3,552 for the six months ended June 30, 2008.
Liquidity and Capital Resources
     Brainard funds its operating cash needs primarily through cash flow from operating activities. At June 30, 2009, Brainard had short-term debt of $117,630 of which $49,361 is payable to a related party, Richard Osborne and the remaining $68,629 was with First Merit Bank. The demand note with Richard Osborne accrues interest at the “prime rate” as announced by Key Bank, NA. The First Merit Promissory Note was refinanced on June 9, 2009, and it accrues interest at an annual rate of 5.75% becoming due on June 9, 2012. Brainard’s long-term debt with First Merit totaled $30,038. Brainard had accounts payable to related parties at June 30, 2009 of $191,107, including $169,977 to Orwell Natural Gas, $21,000 to Clarion River Gas, and $130 to ONG Marketing. All related party accounts payable items are non-interest bearing and payable on demand.
Contractual Obligations
     The table below presents contractual balances of Brainard’s short-term and long-term debt at the expected maturity dates as of June 30, 2009.

	Payment due by period
		1 year
Contractual Obligations	Total	or less	2-3 years	4-5 years	After 5 years
Interest Payments	$11,791	$11,791	—	—	—
Short term Debt	117,630	117,630	—	—	—
Long term Debt	30,038	30,038	—	—	—
Total	$159,459	$159,459	—	—	—
Off-Balance Sheet Arrangements
Brainard does not have any off-balance sheet arrangements.

SECURITY OWNERSHIP OF
PRINCIPAL SHAREHOLDERS AND MANAGEMENT
The following tables set forth the beneficial ownership by the persons listed below of shares of our common stock and the Companies’ common stock and membership interests, as the case may be, respectively, at the record date and giving effect to the mergers. At the record date, we had [                    ] shares outstanding. Beneficial ownership is determined by the rules of the SEC and includes:
•	each shareholder known by us to be the beneficial owner of more than 5% of the stock,

•	each director,

•	each current and former executive officer in our summary compensation table,

•	all our current directors and officers as a group.
Ownership of Energy, Inc. Before the Mergers
The following table sets forth, as of the record date, information regarding the beneficial ownership of our common stock.

	Beneficial Ownership(1)
Names and Address(2)	Shares	Stock Options(3)	Total	Percentage

Richard M. Osborne(4)	922,271	—	922,271	[____]	%
Steven A. Calabrese(5)	188,855	—	188,855	[____]	%
James R. Smail(6)	32,550	—	32,550	*
Thomas J. Smith	12,000	—	12,000	*
Ian Abrams	8,042	—	8,042	*
W.E. ‘Gene’ Argo	1,275	—	1,275	*
James E. Sprague	465	—	465	*
Kevin J. Degenstein(7)	347	2,500	2,847	*
David C. Shipley(7)	118	—	118	*
Gregory J. Osborne	—	—	—	—
Michael T. Victor	—	—	—	—
James W. Garrett 2653 Dodd Rd. Willoughby Hills OH 44094	1,000	7,500	8,500	*
All directors and executive officers as a group (13 individuals)	[______]	10,000	[____]	[____]	%

*	Less than 1%

(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of stock owned.

(2)	Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Energy, Inc., 1 First Avenue South, Great Falls, Montana 59401.

(3)	Shares of common stock the beneficial owners have the right to acquire through stock options that are or will become exercisable within 60 days.

(4)	Shares owned by the Richard M. Osborne Trust, an Ohio trust of which Mr. Osborne is sole trustee.

(5)	Includes (1) 86,370 shares held by the Steven A. Calabrese Profit Sharing Trust, an Ohio trust of which Mr. Calabrese is co-trustee, (2) 76,835 shares held by CCAG Limited Partnership, an Ohio limited partnership of which Mr. Calabrese is the president and only member of the board of directors and only executive officer of the general partner, and (3) 25,650 shares held by Mr. Calabrese’s minor children. Mr. Calabrese disclaims beneficial ownership of the shares held by his minor children.

(6)	Shares are held by J.R. Smail, Inc., an Ohio corporation of which Mr. Smail is chairman and sole shareholder.

(7)	Shares are held in our 401(k) plan. Pursuant to the terms of the plan, each participant has the right to direct the voting of the shares held by the plan.

Ownership of the Companies Before the Mergers
The following tables set forth the beneficial ownership of each of the Companies at the record date by each of the Companies’ Shareholders.
Lightning Pipeline:

Names and Address(2)	Shares	Percentage

Richard M. Osborne, Trustee of the Richard M. Osborne Trust	903,342	90.3%
Thomas J. Smith	50,000	5.0%
Marty Whelan	25,000	2.5%
Rebecca Howell	13,333	1.3%
Stephen G. Rigo	8,325	0.8%
Great Plains:

Names and Address(2)	Shares	Percentage

Richard M. Osborne, Trustee of the Richard M. Osborne Trust	1,806,658	90.3%
Thomas J. Smith	100,000	5.0%
Marty Whelan	50,000	2.5%
Rebecca Howell	26,667	1.3%
Stephen G. Rigo	16,675	0.8%

Brainard:
Richard M. Osborne owns all of the outstanding shares of Brainard.
GPL:
Richard M. Osborne owns all of the outstanding membership units of GPL.
Ownership of Energy, Inc. After the Mergers
The following table sets forth, as of the record date, information regarding the beneficial ownership of our common stock. The allocation of the merger consideration will not be determined until the closing date and will be allocated among the Companies’ Shareholders in accordance with their interests in the Companies.

	Beneficial Ownership(1)
Names and Address(2)	Shares	Stock Options(3)	Total	Percentage

Richard M. Osborne(4)	[____]	—	922,271	[____]	%
Steven A. Calabrese(5)	188,855	—	188,855	[____]	%
James R. Smail(6)	32,550	—	32,550	*
Thomas J. Smith	[____]	—	11,250	*
Ian Abrams	8,042	—	8,042	*
W.E. ‘Gene’ Argo	1,275	—	1,275	*
James E. Sprague	465	—	465	*
Kevin J. Degenstein(7)	347	2,500	2,847	*
David C. Shipley(7)	118	—	118	*
Gregory J. Osborne	—	—	—	—
Michael T. Victor	—	—	—	—
James W. Garrett 2653 Dodd Rd. Willoughby Hills OH 44094	1,000	7,500	8,500	*
All directors and executive officers as a group (13 individuals)	[______]	10,000	[____]	[__]	%

*	Less than 1%

(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of stock owned.

(2)	Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Energy, Inc., 1 First Avenue South, Great Falls, Montana 59401.

(3)	Shares of common stock the beneficial owners have the right to acquire through stock options that are or will become exercisable within 60 days.

(4)	Shares owned by the Richard M. Osborne Trust, an Ohio trust of which Mr. Osborne is sole trustee.

(5)	Includes (1) 86,370 shares held by the Steven A. Calabrese Profit Sharing Trust, an Ohio trust of which Mr. Calabrese is co-trustee, (2) 76,835 shares held by CCAG Limited Partnership, an Ohio limited partnership of which Mr. Calabrese is the president and only member of the board of directors and only executive officer of the general partner, and (3) 25,650 shares held by Mr. Calabrese’s minor children. Mr. Calabrese disclaims beneficial ownership of the shares held by his minor children.

(6)	Shares are held by J.R. Smail, Inc., an Ohio corporation of which Mr. Smail is chairman and sole shareholder.

(7)	Shares are held in our 401(k) plan. Pursuant to the terms of the plan, each participant has the right to direct the voting of the shares held by the plan.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
A shareholder intending to present a proposal for inclusion in our proxy statement for our 2010 annual meeting of shareholders must deliver a proposal, in accordance with the requirements of our by-laws and Rule 14a-8 under the Exchange Act, to our secretary at our principal executive office no later than                     , 2010. In addition to the applicable requirements of Rule 14a-8, a shareholder’s notice to the secretary must set forth as to each matter the shareholder proposes to bring before the meeting:
•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

•	the name and record address of the shareholder proposing such business,

•	the class and number of shares of our common stock that are beneficially owned by the shareholder, and

•	any material interest of the shareholder in the business.
In order for a shareholder to present a proposal at our 2010 annual meeting of shareholders outside of a Rule 14a-8 proposal, a shareholder must deliver a proposal in accordance with the requirements of our bylaws to our secretary at our principal executive office no later than [_______], 2010. A shareholder’s notice to the secretary must set forth as to each matter the shareholder proposed to bring before the meeting:
•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

•	the name and record address of the shareholder proposing such business,

•	the class and number of shares of our common stock that are beneficially owned by the shareholder,

•	any material interest of the shareholder in the business, and

•	a representation that such shareholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice.
In order for a shareholder to propose director nominations at our annual meeting of shareholders, a shareholder must provide a written notice, which must be received by Energy, Inc. at our principal executive offices not less than sixty days prior to the date of the annual meeting. The notice must include as to each person whom the shareholder proposes to nominate for election or re-election as a director:
•	the name, age, business address and residence address of the person,

•	the principal occupation or employment of the person,

•	the class and number of shares of our common stock beneficially owned by the person, and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Exchange Act;
and as to the shareholder giving the notice:
•	the name and record address of the shareholder,

•	the class and number of shares of our common stock beneficially owned by the shareholder,

•	a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person pursuant to which the nomination is to be made by the shareholder,

•	a representation that such shareholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice, and

•	any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Rule 14a under the Exchange Act.
We may require any proposed nominee to furnish additional information reasonably required by us to determine the eligibility of the proposed nominee to serve as our director.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other documents with the SEC. You may read and copy any documents we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549, and you may also obtain copies by mail, at prescribed rates, from the public reference section of the SEC at the same address. You may call the SEC at 1-800-732-0330 for information on the public reference room. The SEC maintains a website that contains annual, quarterly and current reports, proxy statements and other information that issuers, including us, file electronically with the SEC. The SEC’s website is located at www.sec.gov.
We have supplied all information relating to us in this proxy statement and the accompanying Form 10-KT for the transition period ended December 31, 2008.
You should rely only on the information contained in this proxy statement and the accompanying Form 10-KT for the transition period ended December 31, 2008 to vote on the proposals at this annual meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [                    ], 2009. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and neither the mailing of this proxy statement to shareholders nor the issuance of our common stock in the mergers shall create any implication to the contrary.
OTHER MATTERS
Our board of directors is not aware of any other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the board of directors recommends.
You are urged to sign and return your proxy promptly to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.
By Order of the Board of Directors,
Rebecca Howell
Corporate Secretary
_______________, 2009

Annex A

Annex A

AGREEMENT AND PLAN OF MERGER
by and among
Energy West, Incorporated
Various Acquisition Subsidiaries
and
Lightning Pipeline Co., Inc.
Great Plains Natural Gas Company
Brainard Gas Corp.
and
Richard M. Osborne, Trustee
Rebecca Howell
Stephen G. Rigo
Marty Whelan
Thomas J. Smith
Dated as of June 29, 2009

1.	DEFINITIONS		2

	1.1.	Defined Terms	2
	1.2.	Construction of Certain Terms and Phrases	10

2.	THE MERGERS		10

	2.1.	The Mergers	11
	2.2.	The Closing	11
	2.3.	Effective Time	11
	2.4.	Effects of Mergers	12
	2.5.	Articles of Incorporation of each Surviving Corporation	12
	2.6.	Code of Regulations of each Surviving Corporation	12
	2.7.	Directors and Officers of each Surviving Corporation	12
	2.8.	Effect on Capital Stock	12
	2.9.	Change in Shares	13
	2.10.	Exchange Procedures	13
	2.11.	No Further Ownership Rights or Claims Relating to Company Common Stock	14
	2.12.	No Fractional Shares of Parent Common Stock	14
	2.13.	Lost Certificates	14
	2.14.	Withholding Rights	14
	2.15.	Further Assurances	15
	2.16.	Stock Transfer Books	14

3.	PRE-CLOSING COVENANTS AND UNDERTAKINGS		15

	3.1.	Satisfaction of Closing Conditions	15
	3.2.	Conduct of the Business of the Companies and Subsidiaries Prior to Closing	15
	3.3.	Consents and Approvals	17
	3.4.	Access, Information and Confidentiality	19
	3.5.	Delivery of Financial Statements and Regulatory Filings	20
	3.6.	Public Announcements	20

4.	ADDITIONAL AGREEMENTS		20

	4.1.	Tax Matters	20
	4.2.	Employee and Benefit Matters	23
	4.3.	Guaranties or Bonds	24
	4.4.	Agreement Not to Solicit Employees	24
	4.5.	Insurance Claims	24

5.	REPRESENTATIONS AND WARRANTIES OF RMO REGARDING THE COMPANIES AND SUBSIDIARIES		25

	5.1.	Organization and Good Standing of the Companies and Subsidiaries; Foreign Qualifications	25

i

	5.2.	Capitalization of the Companies and Subsidiaries	25
	5.3.	Financial Statements; Undisclosed Liabilities	26
	5.4.	Taxes	26
	5.5.	Tangible Personal Property	27
	5.6.	Agreement Related to Other Instruments; Consents	27
	5.7.	Absence of Changes	27
	5.8.	Material Claims	28
	5.9.	Permits; Compliance With Laws	29
	5.10.	Real Property	29
	5.11.	Intellectual Property; Software	30
	5.12.	Material Contracts	31
	5.13.	Labor Matters	33
	5.14.	ERISA and Related Matters	33
	5.15.	Guaranties or Bonds	34
	5.16.	Employees	34
	5.17.	Environmental Matters	34
	5.18.	Insurance Coverage	35
	5.19.	Governmental Filings: No Violations	35
	5.20.	Accounts Receivable	36
	5.21.	Gratuitous Payments	36
	5.22.	Disclosures	37
	5.23.	Litigation	37
	5.24.	Brokers and Finders	37
	5.25.	Regulatory Proceedings	38

6.	REPRESENTATIONS AND WARRANTIES OF RMO REGARDING SHAREHOLDERS, THE COMPANIES, AND SUBSIDIARIES AND THE SHARES		38

	6.1.	Power and Authority; Enforceability	38
	6.2.	No Violation or Conflict by Shareholders or the Companies	38
	6.3.	Shareholders and the Companies Governmental Approvals	38
	6.4.	Title to the Shares of Company Common Stock	39
	6.5.	Litigation Against Shareholders or the Companies	39
	6.6.	Investment	39

6A.	REPRESENTATIONS AND WARRANTIES OF HOWELL, RIGO, WHELAN AND SMITH		40

	6A.1.	Power and Authority; Enforceability	40
	6A.2.	Title to the Shares of Company Common Stock	40
	6A.3.	Investment	40

7.	REPRESENTATIONS AND WARRANTIES OF PARENT		41

	7.1.	Organization and Standing	41
	7.2.	Corporate Power and Authority; Enforceability	41
	7.3.	No Violation or Conflict by Parent	41
	7.4.	Parent Governmental Approvals	41
	7.5.	Litigation Against Parent	42

ii

	7.6.	Purchase for Investment	42
	7.7.	Knowledge of Inaccuracies	42
	7.8.	Investigations	43

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT		43

	8.1.	Representations True at the Closing	43
	8.2.	Covenants of Shareholders	43
	8.3.	No Injunction, Etc.	43
	8.4.	Consents, Approvals and Waivers	43
	8.5.	Absence of Material Adverse Effect	44
	8.6.	Consummation of Merger pursuant to the Other Merger Agreement	44

9.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SHAREHOLDERS AND THE COMPANIES		44

	9.1.	Representations True at Closing	44
	9.2.	Covenants of Parent	44
	9.3.	No Injunction, Etc.	45
	9.4.	Consents, Approvals and Waivers	45
	9.5.	Consummation of Merger pursuant to the Other Merger Agreement	45

10.	TRANSACTIONS AT CLOSING		45

	10.1.	Transactions at Closing	45

11.	SURVIVAL OF REPRESENTATION AND WARRANTIES; INDEMNIFICATION		47

	11.1.	Survival of Representations, Warranties and Agreements	47
	11.2.	Agreements to Indemnify Parent Indemnitees	47
	11.3.	Agreements to Indemnify the Shareholders Indemnitees	48
	11.4.	Recoveries	48
	11.5.	Survival	48
	11.6.	Notice and Defense of Actions	49
	11.7.	Exclusive Remedy	51
	11.8.	Treatment	51

12.	TERMINATION		51

	12.1.	Method of Termination	51
	12.2.	Procedure and Effect of Termination	52

13.	GENERAL PROVISIONS		53

	13.1.	Notices	53
	13.2.	Brokers	54
	13.3.	Expenses	55
	13.4.	Further Assurances	55
	13.5.	Attribution of Knowledge	55
	13.6.	Waiver	56
	13.7.	Assignment; Binding Effect; No Third-Party Beneficiaries	56

iii

13.8.	Headings	56
13.9.	Entire Agreement	56
13.10.	Modifications	56
13.11.	Governing Law	57
13.12.	Severability	57
13.13.	Counterparts	57
13.14.	Exhibits and Schedules Incorporated	57
13.15.	Joint Preparation	57
13.16.	Performance by Affiliates	58
13.17.	Consent to Jurisdiction; Waivers of Trial by Jury	58
13.18.	Shareholder Obligations	58

iv

LIST OF EXHIBITS

Exhibit A	Form of Shareholders’ and the Companies’ Closing Certificate

Exhibit B	Form of Parent’s Closing Certificate

v

LIST OF SCHEDULES

The Schedules of the Other Merger Agreement and this Agreement shall be the same.

Schedule 3.2(j)	Pre-Closing Employee Payment Issues

Schedule 3.2(k)	Pre-Closing Company and Non-Company Affiliate Agreements

Schedule 4.2.1	Each Company’s or Subsidiary’s Employees

Schedule 4.2.2	NEO and Orwell Vacation and Sick Leave Policy

Schedule 5.2.1	Shareholders’ Ownership Allocation of Company Common Stocks

Schedule 5.3.1	Financial Statements

Schedule 5.3.2.1	Assumed Debt

Schedule 5.3.2.2	Undisclosed Liabilities

Schedule 5.4	Taxes

Schedule 5.5.1	Tangible Personal Property

Schedule 5.5.2	Companies’ Procedure to Collect Accounts Receivable

Schedule 5.7	Absence of Changes

Schedule 5.8	Material Claims

Schedule 5.9	Permits; Compliance with Laws

Schedule 5.10.1	Owned Real Property

Schedule 5.10.2	Leased Real Property

Schedule 5.10.3	Real Property Matters

Schedule 5.11.1	Intellectual Property

Schedule 5.11.2(a)	Each Company’s and Subsidiary’s Software

Schedule 5.11.2(b)	Non-Company Affiliates’ Software

Schedule 5.12	Material Contracts

Schedule 5.13	Labor Matters

Schedule 5.14	ERISA and Related Matters

Schedule 5.15	Guaranties or Bonds

Schedule 5.16	Employees

Schedule 5.17	Environmental Compliance

Schedule 5.18	Insurance Coverage

Schedule 5.19	Government Filings

Schedule 5.20	Accounts Receivable

Schedule 6.2	No Violation or Conflict by Shareholders or the Companies

Schedule 6.4	Title to the Shares of Company Common Stock

Schedule 6.5	Litigation Against Shareholders or the Companies

Schedule 7.3	No Violation or Conflict by Parent

Schedule 7.4	Parent Governmental Approvals

vi

Schedule 13.5(a)	Attribution of Knowledge for Shareholders

Schedule 13.5(b)	Attribution of Knowledge for Parent

vii

AGREEMENT AND PLAN OF MERGER
     THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of this 29th day of June, 2009 (the “Effective Date”), by and among Energy West, Incorporated, a corporation incorporated under the laws of the State of Montana (“Parent”), three to-be-formed wholly-owned Ohio subsidiary corporations of Parent (each an “Acquisition Sub” and collectively, the “Acquisition Subs”), Lightning Pipeline Co., Inc., an Ohio corporation (“Lightning”), Great Plains Natural Gas Company, an Ohio corporation (“Great Plains”), and Brainard Gas Corp., an Ohio corporation (“BGC”), (Lightning, Great Plains and BGC shall be collectively referred to as the “Companies” and each to be sometimes referred to as a “Company”), RICHARD M. OSBORNE, TRUSTEE (“RMO”), REBECCA HOWELL (“Howell”), STEPHEN G. RIGO (“Rigo”), MARTY WHELAN (“Whelan”), and THOMAS J. SMITH (“Smith”) (RMO, Howell, Rigo, Whelan and Smith are hereinafter collectively referred to as “Shareholders”).
W I T N E S S E T H:
     WHEREAS, the Shareholders collectively own one hundred percent (100%) of the outstanding shares of common stock of Lightning, Great Plains, and BGC (collectively, the “Company Common Stock”);
     WHEREAS, Orwell Natural Gas Company, an Ohio corporation (“ONG”), and Northeast Ohio Natural Gas Corp., an Ohio corporation (“NEO”), are wholly owned subsidiaries of Lightning and Great Plains, respectively (collectively the “Subsidiaries” and each to sometimes be referred to as a “Subsidiary”);
     WHEREAS, Parent is a regulated utility company whose service area includes Montana, Wyoming, Maine, and North Carolina;
     WHEREAS, ONG, NEO, and BGC are regulated utility companies whose service areas include portions of Ohio and Pennsylvania;
     WHEREAS, Parent has entered into a merger agreement as of even date herewith with Great Plains Land Development Company, LTD., an Ohio limited liability company of which RMO is the sole member (“GPL”), GPL is an affiliate of Lightning, Great Plains and BGC, and GPL leases all of its real estate to NEO (the “Other Merger Agreement”);
     WHEREAS, Parent desires to increase its service area into Ohio and Pennsylvania; and
     WHEREAS, the respective Board of Directors of Parent and the Companies as well as the Shareholders have determined that a business combination between Parent and the Companies is fair to and in the best interests of their respective stockholders and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits, and accordingly have agreed to effect a business combination under the terms and subject to the conditions set forth in this Agreement, have approved this Agreement and have declared this Agreement and the Mergers advisable;

     WHEREAS, in furtherance of the foregoing, the Board of Directors of Parent and each of the Companies have approved this Agreement and the Mergers, upon the terms and subject to the conditions of this Agreement, pursuant to which shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive shares of common stock, par value $0.15 per share, of Parent (“Parent Common Stock”)as set forth in Section 2, other than stock of the Companies owned or held directly or indirectly by Parent, Acquisition Subs or the Companies (or any of their respective direct or indirect subsidiaries); and
     WHEREAS, for federal income tax purposes, it is intended by the parties that (i) the Mergers qualify as a reorganization within the meaning of Section 368(a) of the Code, and (ii) this Agreement constitute a plan of reorganization within the meaning of Section 368 of the Code and related Treasury Regulations.
     NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreement set forth in this Agreement, and intending to be legally bound hereby, the parties agree as follows:
1. DEFINITIONS
          1.1. Defined Terms.
     As used herein, the following terms shall have the following meanings unless the context otherwise requires:
     “Accounts Receivable” means any and all accounts receivable of the Companies and Subsidiaries, as the term “accounts receivable” is understood under GAAP.
     “Accrued Tax Liability” means the aggregate amount of Tax liabilities (including deferred Taxes) of the Companies, Subsidiaries, and Affiliates as reflected on the Closing Date balance sheet.
     “Action” has the meaning set forth in Section 11.6.1.
     “Active Customers” means all customers that receive a gas bill for an active meter from either NEO, BGC or ONG during the ninety (90) days prior to the Closing Date.
     “Adjustment Amount” means the product of the difference between (i) the actual number of Active Customers as of the Closing Date and (ii) 20,900, which difference shall then multiplied by $1,598.09; provided, however, that in no event shall the Adjustment Amount be greater than $6,552,169.00 (the equivalent of an additional 4,100 Active Customers). By way of example, if the actual number of Active Customers at Closing is 21,000, then the Adjustment Amount shall be $159,809 [21,000 - 20,900 = 100 x $1,598.09]. If on the other hand the number of Active Customers is 20,800, then the Adjustment Amount shall be ($159,809) [20,800 - 20,900 = (100) x $1,598.09].
     “Affiliate” means (a) with respect to RMO, the Companies, and each of the Subsidiaries; and (b) with respect to any other Person, any Person that, directly or indirectly, through one or

2

more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person. For purposes of this definition and this Agreement, the Companies and Subsidiaries shall be deemed to be Affiliates of Shareholders prior to the Closing and Affiliates of Parent from and after the Closing.
     “Agreement” has the meaning set forth in the Preamble.
     “Articles of Merger” has the meaning set forth in Section 2.3.
     “Assets” means all of the assets, rights, interests, contract rights, accounts, claims, credits, franchises and properties of the Companies and the Subsidiaries, whether real, personal, tangible or intangible.
     “Assumed Debt” means all long term debt obligations, including loans from RMO, of the Companies and Subsidiaries, incurred in the Ordinary Course of Business, as reflected on the respective balance sheets of the Companies for the month preceding the Closing; provided that if the Assumed Debt at Closing exceeds $19,983,498.66 and any portion of the Assumed Debt at Closing is comprised of loans from any Shareholder or any of its Affiliates (“Shareholder Debt”) in excess of $49,360.65 (the “Excess Shareholder Debt”), then the Excess Shareholder Debt shall be converted into equity of the Companies prior to Closing.
     “Average Closing Price” means the average of the closing prices per share of the Parent Common Stock as reported on Nasdaq for the twenty (20) consecutive trading days ending seven (7) calendar days before the Closing Date.
     “Benefit Plan” means: (a) each “employee benefit plan,” as such term is defined in Section 3(3) of ERISA, (b) each plan that would be an “employee benefit plan”, as such term is defined in Section 3(3) of ERISA, if it was subject to ERISA, such as foreign plans and plans for directors, (c) each stock bonus, stock ownership, stock option, stock purchase, stock appreciation rights, phantom stock, or other stock plan (whether qualified or nonqualified), and (d) each bonus or incentive compensation plan; provided, however, the term “Benefit Plan” shall not include (i) routine employment policies and procedures or payroll plans developed and applied in the ordinary course of business and consistent with past practice, including wage, vacation, holiday, and sick or other leave policies, (ii) workers’ compensation insurance, and (iii) directors’ and officers’ liability insurance.
     “Business Day” means any day excluding Saturday, Sunday and any day that is a legal holiday in the State of Ohio.
     “CERCLA” has the meaning given to it in the definition of “Environmental Law.”
     “Closing” has the meaning set forth in Section 2.2.
     “Closing Date” has the meaning set forth in Section 2.2.
     “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Treasury Regulations”).

3

     “Companies” has the meaning set forth in the Preamble.
     “Company” has the meaning set forth in the Preamble.
     “Company Common Stock” has the meaning set forth in the Preamble.
     “Companies’ Employees” has the meaning set forth in Section 4.2.1.
     “Company Insurance Policies” means policies of insurance with insurance carriers and contractual arrangements with insurance adjusters maintained by the Company or Subsidiaries or by any Non-Company Affiliate that covers the Company or Shareholders prior to the Closing.
     “Company Plans” means each Benefit Plan (other than the Shareholders Plans) that is sponsored or maintained as of the date of this Agreement by any of the Companies, or the Subsidiaries for the benefit of any of their current or former directors, officers or employees.
     “Confidential Information” means (a) all information concerning a party hereto and/or its Affiliates furnished to another party hereto or any director, member, officer, employee, agent, advisor, or other representative (a “Representative”) of such receiving party or any of its Affiliates in writing, orally or electronically by such disclosing party or any Representative of such disclosing party or any of its Affiliates in connection with this Agreement or the transactions contemplated herein, whether before or after the date hereof, including, but not limited to, any such information (i) concerning the business, financial condition, operations, products, services, assets, customers, forecasts and/or liabilities of such disclosing party and/or its Affiliates, (ii) which relates to technologies, intellectual property or capital, models, concepts, or ideas of such disclosing party and/or its Affiliates, (iii) of third parties that such disclosing party and/or its Affiliates is required under applicable Law or contracts to keep confidential, or (iv) that has been clearly identified as confidential; and (b) terms and conditions of this Agreement and any other agreement entered into pursuant hereto, the fact that the parties hereto have entered into this Agreement, and that this Agreement exists; provided, however, the term “Confidential Information” shall not include information that: (i) is already known or in the possession of such receiving party at the time of disclosure, as evidenced by such receiving party’s written documentation, unless received or obtained as confidential information; (ii) becomes subsequently available to such receiving party on a non-confidential basis from a source not known or reasonably suspected by such receiving party to be bound by a confidentiality agreement or secrecy obligation owed to such disclosing party; (iii) is or becomes generally available to the public other than as a result of a breach of Section 3.4.2 by such receiving party or any Representative of such receiving party or any of its Affiliates; or (iv) is independently developed by such receiving party without use, directly or indirectly, of Confidential Information of such disclosing party, as evidenced by such receiving party’s written documentation; provided further, however, if only a portion of the Confidential Information falls under one of the foregoing exceptions, then only that portion shall not be deemed Confidential Information.
     “Consolidated” means: (i) with respect to the financial statement(s) of the Companies and the Subsidiaries, the presentation of the results of operations and the financial position of the Companies and the Subsidiaries essentially as if the Companies and the Subsidiaries were a

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single company with one or more branches or divisions; and (ii) with respect to any financial item(s) of the Companies and the Subsidiaries, the presentation of such item(s) essentially as if the Companies and the Subsidiaries were a single company with one or more branches or divisions, in each case as determined in accordance with GAAP (whether or not the Companies and the Subsidiaries would in fact be Consolidated under GAAP).
     “Consolidated Income Tax Returns” means any Income Tax Returns filed for any consolidated, combined or unitary group of corporations under federal, state or local laws, the common parent of which is Shareholders.
     “Contract” means any legally binding obligation or agreement (other than a Benefit Plan) to which the Companies or any of the Subsidiaries is a party, whether or not reduced to writing, and specifically including but not limited to any note, bond, mortgage, lease of real or personal property, license agreement, construction contract, subcontract, engineering contract, guarantee, suretyship agreement, pledge agreement, indemnity, joint venture or partnership agreement, confidentiality agreement, non-competition agreement, insurance contract, employment agreement or other contract or agreement.
     “Control” means (a) possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of voting securities, as a trustee or executor, by contract or credit arrangement or otherwise, or (b) the ownership of more than fifty percent (50%) of the equity interest in a Person.
     “Deductible” has the meaning set forth in Section 11.5.
     “Default” shall mean (a) a material breach or default, or (b) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a material breach or default.
     “DOJ” means the United States Department of Justice.
     “Dollar” or “$” means the lawful currency of the United States.
     “Effective Time” has the meaning set forth in Section 2.3.
     “Environmental Law” means any federal, state, provincial or local law, statute, ordinance, rule, regulation, or order relating to the protection of the environment, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.) (“CERCLA”), the Hazardous Material Transportation Act (49 U.S.C. § 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), and the Safe Drinking Water Act (42 U.S.C. § 300 et seq.), as amended or supplemented, that is in effect on the Closing Date.
     “Exchange Ratio” has the meaning set forth in Section 2.8(a).
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

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     “FERC” means the United States Federal Energy Regulatory Commission.
     “Financial Statements” means the Year-End Financial Statements.
     “FIRPTA Certificate” means a certificate, as described in Treasury Regulation Section 1.1445-2(b)(2), which is signed under penalties of perjury by an authorized representative of Shareholders, and which (i) certifies that the Shareholders are not “foreign persons,” as defined in Treasury Regulation Section 1.1445-2(b)(2), and (ii) provides Shareholders’ names, identifying numbers (as defined in Section 6109 of the Code), and office addresses.
     “FTC” means the United States Federal Trade Commission.
     “GAAP” means generally accepted accounting principles as recognized by the American Institute of Certified Public Accountants, as in effect from time to time.
     “Governmental Authority” means any nation, province, state, county, municipality and any other political subdivision of any of the foregoing, and any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, including MPSC, WPSC, PPUC, FERC, FTC, DOJ, PUCO, SEC and IRS.
     “GPL” has the meaning set forth in the Preamble.
     “Guaranty or Bond” means any guaranty, letter of credit, surety bond and any other similar material agreement or arrangement pursuant to which Shareholders or one or more Non-Company Affiliates has obligations with respect to any obligations of the Companies or the Subsidiaries, and any security or collateral furnished in connection with any such guaranty, letter of credit, surety bond or other similar agreement or arrangement.
     “Hazardous Substance” means and includes each substance designated as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant or toxic substance under any Environmental Law and any petroleum hydrocarbons.
     “Income Tax” means any Taxes imposed on, or measured by, net income.
     “Income Tax Returns” means any Tax Returns relating to Income Taxes.
     “Indemnified Party” means any Person seeking indemnification from another Person pursuant to Section 11.
     “Indemnifying Party” means any Person against whom a claim for indemnification is asserted pursuant to Section 11.
     “Index Price” on a given date means the closing value on such date of the American Gas Stock Index as maintained by the American Gas Association.
     “Intellectual Property” means the following intellectual property rights, including both statutory and common law rights, if applicable: (a) copyrights and registrations for copyrights, (b) trademarks, service marks, trade names, slogans, domain names, logos, symbols, and trade

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dress, and registrations and applications for registrations thereof, and (c) trade secrets and confidential information, including ideas, designs, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable.
     “IRS” means the United States Internal Revenue Service.
     “Law” means any law, statute, code, ordinance, regulation, order, reporting or licensing requirement, or rule, including those promulgated, interpreted or enforced by any Governmental Authorities.
     “Lien” means any mortgage, pledge, lien, security interest, hypothecation, conditional sale agreement, restriction, option, defect in title, easement, encumbrance, charge, or other similar title exception; provided, however, that the term “Lien” shall not include (a) liens for current Taxes not yet due and payable, including liens for nondelinquent ad valorem taxes and nondelinquent statutory liens arising other than by reason of any default on the part of any of the Companies, the Subsidiaries, Shareholders or any of their Affiliates, (b) liens in favor of carriers, warehousemen, mechanics, landlords and materialmen imposed by mandatory provisions of Law and incurred in the Ordinary Course of Business for sums not yet due and payable, and (c) as to any leased Asset, the rights of the lessor or landlord with respect to such leased Asset.
     “Losses” has the meaning set forth in Section 11.2.1.
     “Major Customer” shall mean any customer of the Companies or any of the Subsidiaries from which the Companies or the Subsidiaries recognized in accordance with GAAP at least Twenty-Five Thousand Dollars ($25,000.00) in revenue between January 1, 2008, and December 31, 2008.
     “Material Adverse Effect” means any change (or changes taken together) in, or effect on, the business, financial condition, prospects, or operations of any of the Companies or Subsidiaries that is (are) materially adverse to the business, financial condition, prospects, or operations of the Companies or Subsidiaries, taken as a whole, but excluding any change (or changes taken together) or effect which is cured (including by the payment of money) before the earlier of the Closing or the termination of this Agreement under Section 12.1. Without limiting the foregoing and except for purposes of Sections 5.7(l) and 8.5, any uninsured loss or damage suffered by the Companies or Subsidiaries individually of Twenty-Five Thousand Dollars ($25,000) (or in the aggregate in excess of One Hundred Thousand Dollars ($100,000.00) shall be deemed to have a Material Adverse Effect.
     “Material Contracts” has the meaning set forth in Section 5.12.1.
     “Merger” or “Mergers” have the meanings set forth in Section 2.1.
     “Merger Consideration” has the meaning set forth in Section 2.8(a).
     “MPSC” means the Montana Public Service Commission.
     “New Guaranty or Bond” has the meaning set forth in Section 4.3.1.

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     “Non-Company Affiliate” means any Affiliate controlled by RMO other than the Companies or the Subsidiaries.
     “Ordinary Course of Business” means, with respect to the Companies and Subsidiaries, the ordinary course of business which is consistent with past practices of the Companies and the Subsidiaries.
     “Organizational Documents” means articles of incorporation, articles of organization, certificate of incorporation, charter, bylaws, code of regulations, certificate of formation, limited liability company operating agreement, joint venture agreement or partnership agreement, as applicable.
     “Other Merger Agreement” has the meaning set forth in the Preamble.
     “Parent” has the meaning set forth in the Preamble.
     “Parent Common Stock” has the meaning set forth in the Preamble.
     “Parent Indemnitees” has the meaning set forth in Section 11.2.1.
     “Patent” means (a) any patent granted by the U.S. Patent and Trademark Office or comparable agency of any other country, as well as any reissued and reexamined patent and extensions corresponding to such patent, and (b) any patent application filed with the U.S. Patent and Trademark Office or comparable agency in any other country, as well as any related continuation or continuation in part, any divisional application and patent issuing therefrom, and any respective foreign counterpart patent application or foreign patent issuing therefrom.
     “Permits” means all licenses and permits issued by any Governmental Authority.
     “Person” means an individual, partnership, limited partnership, joint venture, limited liability company or partnership, corporation, bank, trust, company, business entity, governmental entity or organization, or unincorporated organization.
     “PPUC” means the Pennsylvania Public Utilities Commission.
     “Pre-Closing Income Tax Returns” has the meaning set forth in Section 4.1.1.
     “Property and Casualty Claims” has the meaning set forth in Section 4.5.
     “PUCO” means The Public Utilities Commission of Ohio.
     “Real Property Leases” has the meaning set forth in Section 5.10.2.
     “Regulatory Approval” means the approval by the MPSC, WPSC, PPUC and PUCO of the transaction contemplated by this Agreement.
     “Regulatory Filings” has the meaning set forth in Section 3.3.3(a).

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     “Representative” has the meaning given to it in the definition of “Confidential Information.”
     “Restricted Period” means the period commencing on the Closing Date and expiring on the second anniversary of the Closing Date.
     “Retained Employee Liabilities” has the meaning set forth in Section 4.2.1.
     “Scheduled Claim” means any of the matters set forth in Schedule 5.7.
     “SEC” means the United States Securities and Exchange Commission.
     “Shareholder” has the meaning set forth in the Preamble.
     “Shareholder Indemnitees” has the meaning set forth in Section 11.3.
     “Shareholders Plan” means each Benefit Plan (other than the Company Plans) that is sponsored, maintained or contributed to as of the Closing Date by the Companies or Subsidiaries or a Non-Company Affiliate and that covers the current or former directors, officers or employees of the Companies or Subsidiary.
     “Separate Income Tax Returns” means Income Tax Returns of the Companies, its Subsidiaries, and any Affiliate, other than Consolidated Income Tax Returns.
     “Share Consideration Value” shall mean a dollar amount equal to the aggregate number of shares of Parent Common Stock being issued to Shareholders hereunder multiplied by the Average Closing Price (where such calculation shall be made to the closest whole dollar).
     “Software” means computer software programs including operating systems, application programs and software tools.
     “Starting Date” shall mean the last full trading day prior to September 12, 2008.
     “Straddle Returns” has the meaning set forth in Section 4.1.2.
     “Subsidiaries” has the meaning set forth in the Preamble.
     “Tangible Personal Property” means all machines, equipment, tools, computers, terminals, telephones, telephone systems, furniture, automobiles, fixtures, leasehold improvements, parts and other tangible personal property and fixtures owned or leased by the Companies or the Subsidiaries, including the property listed on Schedule 5.5.1.
     “Tax” or “Taxes” means all United States, federal, state and local, and all foreign, income, profits, franchise, gross receipts, payroll, transfer, sales, employment, use, property, license, excise, value added, ad valorem, estimated, stamp, alternative or ad-on minimum, recapture, environmental, withholding and any other taxes, charges, duties, impositions or assessments, together with all interest and penalties and additions imposed on or with respect to

9

such amounts, or levied, assessed or imposed against the Companies or any of the Subsidiaries, including any liability for taxes of any predecessor entity.
     “Tax Audit” has the meaning set forth in Section 4.1.7(a).
     “Tax Indemnified Person” has the meaning set forth in Section 4.1.7(a).
     “Tax Indemnifying Person” has the meaning set forth in Section 4.1.7(a)
     “Tax Return” means any return, declaration, report, claim for refund, or information return or statement filed or required to be filed by the Companies, including any predecessor entities, with any taxing authority under federal, state, local or any foreign laws in connection with the determination, assessment, collection or imposition of any Taxes.
     “Third Party” means any Person other than Shareholders, the Companies, Parent, any Indemnified Party or any Affiliate of Shareholders, Parent or any Indemnified Party.
     “Transfer Tax” has the meaning set forth in Section 4.1.6.
     “Transferred Employee” has the meaning set forth in Section 4.2.1.
     “Walkaway Determination Date” shall mean the date that is seven (7) calendar days prior to the Closing Date.
     “WPSC” means the Wyoming Public Service Commission.
     “Year-End Financial Statements” means the unaudited, pro forma consolidated balance sheet of the Companies dated December 31, 2008.
          1.2. Construction of Certain Terms and Phrases
     Unless the context of this Agreement otherwise requires, (a) words of any gender include the other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms “hereof,” “herein,” “hereunder,” “hereby” and derivative or similar words refer to this entire Agreement; (d) the terms “include,” “includes,” and “including” shall be deemed to be followed by the words “but not limited to;” (e) the term “Section” refers to the specified Section of this Agreement; (f) the term “Schedule” or “Exhibit” refers to a Schedule or Exhibit attached to this Agreement; (g) references to time are to Cleveland, Ohio time; and (h) the term “material” and derivative or similar words refer to materiality with respect to the Companies and the Subsidiaries on an aggregate basis. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Except as otherwise stated herein, all accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.
2. THE MERGERS

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          2.1. The Mergers
     Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time:
               (a) an Acquisition Sub shall be merged with and into Lightning in accordance with the provisions of the Ohio Revised Code and this Agreement, and the separate corporate existence of such Acquisition Sub shall thereupon cease and Lightning shall be the surviving corporation in the Merger (sometimes referred to herein as a “Surviving Corporation”). Following the Effective Time, Lightning, as the Surviving Corporation, shall succeed to and assume all of the rights and obligations of such Acquisition Sub;
               (b) an Acquisition Sub shall be merged with and into Great Plains in accordance with the provisions of the Ohio Revised Code and this Agreement, and the separate corporate existence of such Acquisition Sub shall thereupon cease and Great Plains shall be the Surviving Corporation in the Merger. Following the Effective Time, Great Plains, as the Surviving Corporation, shall succeed to and assume all of the rights and obligations of such Acquisition Sub; and
               (c) an Acquisition Sub shall be merged with and into BGC in accordance with the provisions of the Ohio Revised Code and this Agreement, and the separate corporate existence of such Acquisition Sub shall thereupon cease and BGC shall be the Surviving Corporation in the Merger. Following the Effective Time, BGC, as the Surviving Corporation, shall succeed to and assume all of the rights and obligations of such Acquisition Sub.
Each of the actions taken in the above Section 2.1(a), (b) and (c) shall be referred to a “Merger” and collectively as the “Mergers.”
          2.2. The Closing
     The closing of the Mergers (the “Closing”) shall take place on the first Business Day of the first full month following the satisfaction or waiver (subject to applicable Law) of the conditions (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) set forth in Section 8, unless this Agreement has previously terminated pursuant to its terms or unless another date is agreed to in writing by the parties (the actual date of Closing being referred to herein as the “Closing Date”). The Closing shall be held at 10 a.m. at the offices of Kohrman Jackson & Krantz, P.L.L., 1375 E. Ninth Street, 20th Floor, Cleveland, Ohio 44114, unless another place is agreed to in writing by the parties.
          2.3. Effective Time
     At the Closing, the parties shall file three articles of merger (each “Articles of Merger”) in such form as required by and executed in accordance with the relevant provisions of the Ohio Revised Code. Each Merger shall become effective at the time of filing of the applicable Articles of Merger with the Ohio Secretary of State in accordance with the Ohio Revised Code or such later time as the Companies and Parent shall have agreed upon and designated in each

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Articles of Merger as the effective time of each Merger (the time each Merger becomes effective being the “Effective Time”).
          2.4. Effects of Mergers
     At and after the Effective Time, each Merger shall have the effects specified herein and in the Ohio Revised Code. As a result of the Mergers, each Surviving Corporation shall become a wholly-owned subsidiary of Parent.
          2.5. Articles of Incorporation of each Surviving Corporation
     As of the Effective Time, the articles of incorporation of each Acquisition Sub as in effect immediately prior to the Effective Time shall be the articles of incorporation of such Surviving Corporation, until thereafter amended as provided therein or by applicable Law; provided, however, that the articles of incorporation of each Surviving Corporation shall be amended in the Merger to provide that the Surviving Corporation shall have the name of each such Company.
          2.6. Code of Regulations of each Surviving Corporation
     As of the Effective Time, the code of regulations of each Acquisition Sub as in effect immediately prior to the Effective Time shall be the code of regulations of such Surviving Corporation, until thereafter amended as provided therein or by applicable Law; provided, however, that each such code of regulations shall be amended to reflect the change of name of the Surviving Corporation as provided in Section 2.5 above.
          2.7. Directors and Officers of each Surviving Corporation
     The directors and officers of each Acquisition Sub immediately prior to the Effective Time shall be the officers and directors of such Surviving Corporation, from and after the Effective Time, until their successors shall be elected and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and code of regulations of such Surviving Corporation.
          2.8. Effect on Capital Stock
               (a) At the Effective Time, by virtue of the Mergers and without any action on the part of each Shareholder, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of common stock of the Companies to be cancelled without payment of any consideration therefore pursuant to Section 2.8(c)) shall be converted into the right to receive shares of validly issued, fully paid and non-assessable Parent Common Stock (the “Merger Consideration”) based on the following calculation computed as of the Closing Date:
The total number of shares of Parent Common Stock that the Shareholders shall be entitled to receive for Merger Consideration for the Companies shall be the

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total of Thirty-One Million Two Hundred Four Thousand Dollars ($31,204,000.00) (subject to adjustment up or down, as the case may be, by the Adjustment Amount) less the Assumed Debt divided by $10 (the “Exchange Ratio”).
Prior to Closing, the parties shall amend this Agreement by Schedule 2.8(a) to allocate the Merger Consideration in a share-for-share ratio by Company.
               (b) As a result of the Mergers and without any action on the part of the holders thereof, at the Effective Time, all shares of Company Common Stock shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate previously representing any such shares of Company Common Stock shall thereafter cease to have any rights with respect to such shares of Company Common Stock, except the right to receive (i) the Merger Consideration payable in respect of such shares of Company Common Stock, and (ii) any cash to be paid in lieu of any fractional share of Parent Common Stock pursuant to Section 2.12.
               (c) At the Effective Time, each share of Company Common Stock issued and held in each Company’s treasury and each share of Company Common Stock issued and owned immediately prior to the Effective Time by Acquisition Sub or Parent (or any of their respective direct or indirect wholly owned Subsidiaries) shall, by virtue of the Mergers, cease to be outstanding and shall be canceled and retired and no Parent Common Stock or other consideration shall be delivered in exchange therefor.
               (d) At the Effective Time, by virtue of the Mergers and without any action on the part of the holder thereof, each share of common stock, par value $0.01 per share, of each Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of each Surviving Corporation.
          2.9 Change in Shares
     If, between the date of this Agreement and the Effective Time (and to the extent permitted by this Agreement), the outstanding shares of Company Common Stock shall have been increased, decreased, changed into or exchanged for a different number of shares or different class, in each case by reason of any reclassification, recapitalization, subdivision, stock split, reorganization, combination, contribution or exchange of shares, or a stock dividend or dividend payable in other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Exchange Ratio and any other number or amount contained herein which is based upon the number of shares of Company Common Stock shall be appropriately adjusted to provide to Parent and the holders of Company Common Stock the same economic effect as contemplated by this Agreement prior to such event.
          2.10 Exchange Procedures
     At Closing, the Shareholders shall be entitled to receive in exchange for their Company Common Stock (A) one or more shares of Parent Common Stock (which shall be in certificated

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form with the applicable restrictive legends) representing, in the aggregate, the whole number of shares of Parent’s common stock that such Shareholder has the right to receive pursuant to Section 2.8 and/or (B) a check in the amount equal to the cash that such holder has the right to receive consisting of cash in lieu of fractional shares of Parent Common Stock pursuant to Section 2.12 (the “Cash Payment”). No interest will be paid or accrued on any Cash Payment.
          2.11 No Further Ownership Rights or Claims Relating to Company Common Stock
     All Merger Consideration issued and any cash paid upon conversion of shares of Company Common Stock pursuant to this Section 2 shall be deemed to have been issued and paid in exchange for, and in full satisfaction of, all rights pertaining to such shares of Company Common Stock and any claims for, relating to or arising out of shares of Company Common Stock or ownership thereof.
          2.12 No Fractional Shares of Parent Common Stock
     Notwithstanding any other provision of this Agreement, each Shareholder who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all shares of Company Common Stock delivered by such Shareholder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Parent Common Stock multiplied by (ii) the Average Closing Price. Such payment of cash consideration is in lieu of fractional shares of Parent Common Stock.
          2.13 Lost Certificates
     If any certificate for shares of Company Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such certificate Parent will deliver in exchange for such lost, stolen or destroyed certificate the applicable Merger Consideration and any Cash Payment with respect to the shares of Company Common Stock formerly represented thereby.
          2.14 Withholding Rights
     Each Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to Shareholders such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the Treasury Regulations, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Shareholders in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.
          2.15 Further Assurances

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     After the Effective Time, the officers and directors of each Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Companies or Acquisition Subs, all deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Companies or Acquisition Subs, all other actions and things to vest, perfect or confirm of record or otherwise in each Surviving Corporation all right, title and interest in, to and under the rights, properties and assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Mergers.
          2.16 Stock Transfer Books
     The stock transfer books of the Companies shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Companies. On or after the Effective Time, all shares of Company Common Stock presented to Parent in accordance with the provisions of this Agreement shall be converted into the Merger Consideration and any Cash Payment payable with respect to the shares of Company Common Stock formerly represented thereby.
3. PRE-CLOSING COVENANTS AND UNDERTAKINGS
          3.1. Satisfaction of Closing Conditions
     The parties shall use their commercially reasonable efforts to bring about, as soon as practical after the date hereof, the satisfaction of all the conditions set forth in Sections 8 and 9.
          3.2. Conduct of the Business of the Companies and Subsidiaries Prior to Closing
     Except as in the Ordinary Course of Business or with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or denied), or as otherwise provided in Schedule 3.2 or in any other Schedule attached to this Agreement, and except as may be required to effect the transactions contemplated by this Agreement, or as is otherwise authorized by this Agreement, RMO covenants that he shall, and shall cause the Companies and Subsidiaries to, during the period commencing on the date of this Agreement and terminating at the Closing:
               (a) preserve intact the legal existence of the Companies and Subsidiaries and carry on each Company’s and each Subsidiary’s business in the Ordinary Course of Business, and use its commercially reasonable efforts to preserve the goodwill of the Companies and Subsidiaries;
               (b) maintain the Tangible Personal Property in the Ordinary Course of Business;
               (c) keep in force at no less than their present limits all existing surety bonds and policies of insurance insuring the Assets and each Company’s and Subsidiary’s business, except to the extent that any such surety bond or insurance policy is no longer applicable or otherwise required pursuant to the business of the Companies and Subsidiaries;

15

               (d) use commercially reasonable efforts to maintain in full force and effect all Permits held by the Companies or Subsidiaries, except those Permits the failure of which to hold, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;
               (e) neither enter into, modify, amend or terminate any Material Contract or Real Property Lease, nor waive, release, compromise or assign any material rights or claims thereunder, nor suffer, permit or incur any of the transactions or events described in Section 5.7 to the extent such events or transactions are within the reasonable control of Shareholders, the Companies, or the Subsidiaries;
               (f) not make any distributions of the Assets to Shareholders in the form of return of capital or dividends;
               (g) not make or permit any change in each Company’s or Subsidiary’s Organizational Documents, or in any Company’s or Subsidiary’s authorized, issued or outstanding securities;
               (h) not issue any additional shares of capital stock or other securities or ownership interests of any Company or Subsidiary, grant any stock option or right to purchase any security or ownership interest of any Company or Subsidiary, issue any security or ownership interest convertible into such securities or ownership interests, purchase, redeem, retire or otherwise acquire any of such securities or ownership interests, or declare, set aside or pay any dividend or cash distribution in respect of the securities or ownership interests of any Company or Subsidiary, except for the transfer of shares prior to Closing to Howell, Rigo, Whelan, and Smith in accordance with the ownership allocation set forth in Schedule 5.2.1;
               (i) not make any changes in the accounting methods or practices of the Companies or Subsidiaries;
               (j) not (i) pay, or incur any obligation for any payment of, any contribution or other amount to, or with respect to, any Company Plan, (ii) pay any bonus to, make any loan, pay or transfer any Assets to, or grant any increase in the compensation of, any Company or Subsidiary director, officer, or employee, (iii) make any increase in the pension, retirement or other benefits of the directors, officers, or employees, except as set forth in Schedule 3.2(j), or (iv) hire any additional employees, even in the Ordinary Course of Business, without the prior written consent of the Parent, which consent shall not be unreasonably withheld;
               (k) not have the Companies or Subsidiaries pay, lend or advance any amount to or in respect of, or sell, transfer or lease any Assets to, or enter into any agreement, arrangement or transaction with, Shareholders or any Non-Company Affiliate, except for the payments, agreements, arrangements, leases, transactions and arrangements set forth in Schedule 3.2(k);
               (l) not permit the Companies or Subsidiaries to (i) incur or assume any indebtedness for borrowed money or issue any debt securities, or (ii) assume, guarantee, endorse

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or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any Person;
               (m) not permit the Companies or Subsidiaries to (i) make any loans, advances or capital contributions to, or investments in, any Person, (ii) pledge or otherwise encumber shares of any Company or Subsidiary capital stock, or (iii) mortgage or pledge any of the Assets, or create or suffer to exist any Lien thereupon;
               (n) not permit the Companies or Subsidiaries to acquire, sell, lease or dispose of any Assets;
               (o) not permit the Companies or Subsidiaries to (i) acquire any Person (or division thereof), any equity interest therein or all or substantially all of the assets thereof whether through a merger, consolidation or purchase, or (ii) enter into a joint venture, partnership or any other equity alliance with any Person;
               (p) not permit RMO or any Non-Company Affiliate to hire away any essential employee of the Companies or Subsidiaries without Parent’s prior written consent; and
               (q) not agree to do anything, or agree to permit the Companies or Subsidiaries to do anything, that would violate any of the foregoing affirmative and negative covenants of this Section 3.2.
          3.3. Consents and Approvals
          3.3.1. Subject to the allocation of responsibility set forth in Section 3.3.2, RMO agrees to, and agrees to cause the Companies or Subsidiaries, as the case may be, to apply for and use commercially reasonable efforts to obtain no later than at the Closing (a) the Regulatory Approval, (b) the waiver, consent and approval of all Persons whose waiver, consent or approval is required by Law for each Company’s and Shareholder’s execution and delivery of this Agreement and the Shareholders’ and each Company’s or Subsidiary’s consummation of the transactions contemplated herein, and (c) the waiver, consent and approval of all Persons whose waiver, consent or approval is required by any Material Contract, Real Property Lease, consent, judgment, decree, order or Permit to which the Shareholders, the Companies, or Subsidiaries is a party or subject immediately prior to the Closing, and which would prohibit or require the waiver, consent or approval of any Person to, such transactions or under which, without such waiver, consent or approval, such transactions would constitute an occurrence of Default under the provisions thereof, provided, however, that neither RMO nor the Companies or Subsidiaries shall make any agreements or understandings adversely affecting the Assets or the Companies or Subsidiaries, or their business, as a condition to obtaining any waivers, consents or approvals required by this Section 3.3.1, except as otherwise provided herein or with the prior written consent of Parent, and further provided that if RMO fails to obtain any consents that are required under this Section 3.3 prior to Closing (except any required governmental consents, consents of lenders or consents relating to any of the pipelines), such failure shall not be deemed a Default under this Agreement and/or cause this Agreement not to be consummated so long as the failure to obtain the consent does not have a Material Adverse Effect on the consummation of this Agreement, the Company, the Subsidiaries, or the Assets.

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          3.3.2. Each of the parties hereto (a) will take all commercially reasonable actions necessary to comply promptly with all Laws that may be imposed on such party with respect to the transactions contemplated herein (including requesting all necessary approvals for and executing all necessary agreements for the novation of any Material Contracts with any Governmental Authority, requesting all necessary material approvals of subcontractors to such contracts, providing notices and disclosures as required for foreign Persons, and furnishing all information required under any Law in connection with approvals of or filings with any Governmental Authority (including without limitation MPSC, PUCO, WPSC, FTC, DOJ, SEC, PPUC or IRS)); provided, however, the foregoing shall not require any of the parties hereto or any of their Affiliates to sell or otherwise divest of a material portion of their respective assets or properties or discontinue any of their respective significant operations; and (b) will promptly cooperate with and furnish information to each other in connection with any such legal requirements imposed upon any of them in connection with the transactions contemplated herein. Any filings or approvals required to be accomplished by Shareholders, the Companies, Subsidiaries or any Non-Company Affiliate in accordance with this Section 3.3.1 shall be at Shareholders’ or such Non-Company Affiliate’s expense.
          3.3.3. MPSC, WPSC, PPUC and PUCO Regulatory Filings.
               (a) Parent and each Company shall have joint responsibility for the preparation and filing of the regulatory filings to be made to the MPSC, WPSC, PPUC and PUCO requesting Regulatory Approval ( “Regulatory Filings”). Upon the request of the other party, each Company and Parent shall use commercially reasonable efforts to cooperate with such other party to prepare and file such Regulatory Filings [if necessary].
               (b) Parent and each Company shall use commercially reasonable efforts to file as soon as practicable after the date hereof the Regulatory Filings, and execute all agreements and documents, in each case, to obtain as promptly as practicable the Regulatory Approvals. Parent, each Company and RMO shall act diligently, and shall coordinate in completing and submitting the Regulatory Filings. Parent and RMO shall each have the right to review and approve (which such approval shall not be unreasonably withheld, delayed or conditioned) in advance all of the information relating to the transactions contemplated by this Agreement which appears in the Regulatory Filings. Parent and RMO agree that all telephonic calls and meetings with the MPSC, WPSC, PPUC or PUCO relating to the transactions contemplated by this Agreement shall be conducted by Parent and RMO jointly. Each party will bear its own legal costs incurred in connection with the preparation and filing of the Regulatory Filings.
          3.3.4. Nothing in this Agreement will require Parent, Shareholders, Companies or Subsidiaries to accept any condition to, limitation on or other term concerning the grant of Regulatory Approval if such condition, limitation or other term, alone or in the aggregate with such other conditions, limitation or other terms would (i) require the disposition by Parent, Shareholders, Companies or Subsidiaries of any material asset(s); (ii) have a Material Adverse Effect on Parent, Shareholders, Companies or Subsidiaries in its acquisition, ownership, use, operation or disposition of any property other than the Assets; or (iii) materially change or impair the commercial expectation of the Parent, Shareholders, Companies or Subsidiaries with respect to the sale or distribution of gas by the Companies or the Subsidiaries.

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          3.4. Access, Information and Confidentiality
          3.4.1. Prior to the Closing, Shareholders shall cause the Companies or Subsidiaries to (a) give Parent and its authorized Representatives reasonable access, during normal business hours and upon reasonable notice, to the books, records, files, documents and contracts of the Companies and Subsidiaries, and (b) allow Parent (together with its authorized Representatives) to make a reasonable number of visits to each office, facility and other property owned or leased by the Companies or Subsidiaries.
          3.4.2. (a) Subject to the first sentence of subsection (b) of this Section 3.4.2, a party hereto receiving Confidential Information from another party hereto shall not disclose and shall keep strictly confidential all such Confidential Information of such disclosing party; provided, however, that such receiving party may disclose Confidential Information of such disclosing party (i) to any Representative of such receiving party or any of its Affiliates who needs to know such information for purposes of consummating the transactions contemplated herein; (ii) to any partner, Affiliate, lender or investor of such receiving party or any of its Affiliates, or any Representative of such partner, Affiliate, lender or investor who needs to know such information for purposes of consummating the transactions contemplated herein; and (iii) to the extent that such receiving party or Representative is required to disclose such information in order to avoid committing a violation of any applicable law, rule or regulation, including any rules or regulations of any securities association, stock exchange or national securities quotation system.
               (b) In the event that a receiving party or any Representative of such receiving party or any of its Affiliates is requested or required, pursuant to any applicable court order, administrative order, statute, regulation or other official order by any Governmental Authority, to disclose any Confidential Information of a disclosing party, such receiving party shall (i) provide such disclosing party with prompt written notice of any such request or requirement so that such disclosing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 3.4.2, and (ii) reasonably cooperate with such disclosing party to obtain such protective order or other remedy. In the event such protective order or other remedy is not obtained and a disclosing party fails to waive compliance with the relevant provisions of this Section 3.4.2, such receiving party agrees to (A) furnish only that portion of the Confidential Information for which such receiving party is advised by written opinion of its legal counsel obtained at the disclosing party’s expense, is legally required to be disclosed, (B) upon such disclosing party’s request and expense, use its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded to such information, and (C) give such disclosing party prior written notice of the Confidential Information to be disclosed.
               (c) If this Agreement is terminated prior to the Closing or at any other time for any reason, upon the written request of a disclosing party, each receiving party will, and will cause all Representatives of such receiving party or any of its Affiliates to promptly, (i) deliver to such disclosing party all original Confidential Information (whether written or electronic) furnished to such receiving party or any Representative of such receiving party or any of its Affiliates by or on behalf of such disclosing party, and (ii) if specifically requested by such disclosing party, destroy (A) any copies of such Confidential Information (including any

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extracts therefrom), and (B) any portion of such Confidential Information that may be found in reports, analyses, notes, compilations, studies and other documents prepared by or for such receiving party. From and after the Closing, Parent shall be released from all obligations owed by it to Shareholders under this Section 3.4.2 with respect to the Confidential Information owned by the Companies or Subsidiaries. This Section 3.4.2 shall survive any termination of this Agreement.
          3.5. Delivery of Financial Statements and Regulatory Filings
     During the period commencing on the date of this Agreement and terminating at the Closing, RMO shall cause to be delivered to Parent, within thirty (30) days of being available or filed, copies of (a) all regularly prepared unaudited monthly, quarterly and annual consolidated financial statements of the Companies and Subsidiaries prepared after the date of this Agreement, and (b) all material filings or submissions by the Companies or Subsidiaries with any Governmental Authority made after the date of this Agreement.
          3.6. Public Announcements
     No party hereto or any of its Affiliates shall make any public announcement of the execution and delivery of this Agreement or the transactions contemplated by this Agreement without first obtaining the prior written consent of the other party hereto, such consent not to be unreasonably withheld, delayed or conditioned; provided, however, that nothing contained in this Section 3.6 shall prohibit any party hereto or any of its Affiliates from (a) making any disclosures or having any discussions with the MPSC, WPSC, PPUC or PUCO regarding this Agreement or the transaction contemplated by this Agreement in accordance with Section 3.3.2, or (b) making any public announcement in accordance with any required SEC filing, or (c) having discussions with its lenders, or (d) making any public announcement if such party or its Affiliate determines in good faith, on the advice of legal counsel, that such public disclosure is required by applicable Law or any listing agreement with a national securities exchange or trading market; provided further, that in such event, such party or its Affiliate shall consult with the other party hereto prior to making such disclosure to the extent reasonably practicable.
4. ADDITIONAL AGREEMENTS
          4.1. Tax Matters
          4.1.1. RMO shall (i) cause each Company and Subsidiary to prepare and file on a timely basis all Tax Returns of the Companies and Subsidiaries for all Tax periods which end on or prior to the Closing Date, which are filed before or after the Closing Date; and (ii) pay all Taxes of the Companies and Subsidiaries with respect to such Tax periods, or, at Parent’s option, shall reimburse Parent within fifteen (15) days after payment by Parent of such Taxes. RMO shall cause to be prepared all Income Tax Returns of the Companies and Subsidiaries due after the Closing Date that relate solely to periods ending on or before the Closing Date (such Separate Income Tax Returns being referred to as “Pre-Closing Income Tax Returns”). RMO shall submit to Parent any Pre-Closing Income Tax Returns at least thirty (30) days prior to the due date of such Tax Return (taking into account any validly obtained extensions) for Parent’s review. Parent and Shareholders shall collectively cause the Companies and Subsidiaries to timely and

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appropriately file all Pre-Closing Income Tax Returns submitted by the Shareholders in accordance with this Section 4.1.1. The parties acknowledge that Great Plains and Lightning will lose their “S-Corporation” status and NEO and ONG will lose their “Qualified Subchapter S-subsidiary” status, each as of the end of the day prior to the Closing Date. Consequently, Shareholders agree that pursuant to the Code the books of Great Plains and Lightning shall be closed as of the end of the day prior to the Closing Date, and the final Tax Returns for these two companies shall be treated as Pre-Closing Income Tax Returns.
          4.1.2. Parent shall cause the Companies and Subsidiaries to prepare and file on a timely basis all Tax Returns of the Companies and Subsidiaries (other than Pre-Closing Income Tax Returns) due after the Closing Date, including all Tax Returns that relate to periods beginning before and ending after the Closing Date (“Straddle Returns”). All Straddle Returns shall be prepared on a basis consistent with procedures and practices of the Companies and Subsidiaries in effect as of the date hereof for filing such Tax Returns. Parent shall submit all Straddle Returns related to Income Taxes to Shareholders at least thirty (30) days prior to the due date of such Straddle Return for Shareholders’ review and approval (which will not be unreasonably withheld, delayed or conditioned).
          4.1.3. To the extent that the tax year of the Companies and Subsidiaries does not end on the Closing Date such that the Tax Return is a Straddle Return, the Income Taxes payable on the Straddle Return shall be allocated between the portion of the period ending on the Closing Date and the portion of the period beginning after the Closing Date assuming that the taxable period for the Straddle Return actually included two separate periods, one ending on the Closing Date and one beginning on the date after the Closing Date, provided that all exemptions, allowances, or deductions for the entire taxable for the Straddle Return which are calculated on an annual basis (including, but not limited to, depreciation and amortization deductions) shall be allocated between the two short periods in proportion to the number of days in each period.
          4.1.4. Access to Information
               (a) From and after the Effective Date, RMO shall grant to Parent (or its designees) access to the information, books and records relating to the Companies and Subsidiaries (including without limitation work papers and correspondence with taxing authorities, and shall afford Parent (or its designees) the right to take extracts therefrom and to make copies thereof for purposes of preparing Tax Returns, to conduct negotiations with taxing authorities, and to implement the provisions of, or to investigate or defend any claims between the parties arising under, this Agreement.
               (b) From and after the Effective Date, Parent shall grant to RMO (or its designees) access to all of the information, books and records relating to the Companies and Subsidiaries within the possession of Parent or the Companies and Subsidiaries (including without limitation work papers and correspondence with taxing authorities), and shall afford RMO (or his designees) the right (at RMO’s expense) to take extracts therefrom and to make copies thereof, to the extent reasonably necessary to permit RMO (or his designees) to prepare Tax Returns, to conduct negotiations with taxing authorities, and to implement the provisions of, or to investigate or defend any claims between the parties arising under, this Agreement.

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               (c) Each of the parties hereto will preserve and retain all schedules, work papers and other documents relating to any Tax Returns of or with respect to the Companies or Subsidiaries or to any claims, audits or other proceedings affecting the Companies or Subsidiaries until the expiration of the statute of limitations (including extensions) applicable to the taxable period to which such documents relate or until the final determination of any controversy with respect to such taxable period, and until the final determination of any payments that may be required with respect to such taxable period under this Agreement.
          4.1.5. Parent and RMO shall provide (and cause the Companies and Subsidiaries to provide) each other with such assistance as may reasonably be requested by the other in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liabilities for Taxes. Such assistance shall include making employees available on a mutually convenient basis to provide additional information or explanation of material provided hereunder and shall include providing copies of relevant tax returns and supporting material. Parent and RMO will retain (and shall cause the Companies and Subsidiaries to retain) for the full period of any statute of limitations any documents which may be relevant to such preparation, audit, examination, proceeding or determination.
          4.1.6. Parent shall pay all federal, state, local, foreign and other transfers, sales, use or similar tax (a “Transfer Tax”) applicable to, imposed upon or arising out of the transfer of the shares of the Companies or any other transaction contemplated by this Agreement.
          4.1.7. Contest Provisions.
               (a) Each of Parent, on the one hand, and Shareholders, on the other hand (the “Tax Indemnified Person”), shall promptly notify the chief tax officer (or other appropriate person) of Shareholders or Parent, as the case may be (the “Tax Indemnifying Person”), in writing upon receipt by the Tax Indemnified Person of written notice of any pending or threatened audits, adjustments, claims, examinations, assessments or other proceedings (a “Tax Audit”) which are likely to affect the liability for Taxes of such other party, provided, however, that failure to file timely written notice to the other party shall not affect the other party’s indemnification obligations hereunder unless such failure materially adversely affects the other party’s rights to participate in the Tax Audit.
               (b) If such Tax Audit relates to any taxable period, or portion thereof, ending on or before the Closing Date or for any Taxes for which RMO is liable in full under this Agreement, RMO shall, at his expense, control the defense and settlement of such Tax Audit. If such Tax Audit relates to any taxable period, or portion thereof, beginning on or after the Closing Date or for any Taxes for which Parent is liable in full under this Agreement, Parent shall, at its expense, control the defense and settlement of such Tax Audit.
               (c) If such Tax Audit relates to Taxes for which both RMO and Parent are liable under this Agreement, to the extent practicable, such Tax items will be distinguished and each party will control the defense and settlement of Taxes for which it is so liable. If such Tax Audit relates to a taxable period, or portion thereof, beginning before and ending after the Closing Date and any Tax item cannot be identified as being a liability of only one party or

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cannot be separated from a Tax item for which the other party is liable, Parent may either elect, at its expense, to control the defense and settlement of the Tax Audit or require RMO, at his expense, to control the defense and settlement of the Tax Audit, provided that such party defends the items as reported on the relevant Tax Return and provided further that no such matter shall be settled without the written consent of both parties, not to be unreasonably withheld.
          (d) Any party whose liability for Taxes may be affected by a Tax Audit shall be entitled to participate at its expense in such defense and to employ counsel of its choice at its expense and shall have the right to consent to any settlement of such Tax Audit (not to be unreasonably withheld) to the extent such settlement would have an adverse effect for a period for which that party is not liable for Taxes, under this Agreement or otherwise.
          4.1.8. All Tax sharing or similar agreements that include RMO and the Companies or Subsidiaries shall be cancelled prior to the Closing Date such that the Companies or Subsidiaries, as the case may be, shall have no further rights or obligations under such agreements.
          4.1.9. FIRPTA Certificate. Prior to Closing, Shareholders or the Companies shall deliver a FIRPTA Certificate to Parent.
          4.2. Employee and Benefit Matters
     4.2.1. Schedule 4.2.1 contains a list of employees who are actively employed by the Companies or Subsidiaries (including individuals on vacation, short-term disability or similar leave but excluding those persons on long-term disability leave) on the date hereof who the parties agree and acknowledge will be treated as employees of the Companies and Subsidiaries for purposes of this Agreement, which such Schedule 4.2.1 shall be amended as of the Closing Date to include such employees employed in positions at the Companies and Subsidiaries as of the Closing Date (“Company Employees”). Schedule 4.2.1 shall also include the amount of accrued sick leave, flex time and vacation time for each of the Company Employees. From and after the Closing Date, Parent shall have the right to terminate any or all of Company Employees at will or to continue the employment of any or all of Company Employees with the Companies and Subsidiaries upon terms and conditions acceptable to Parent in Parent’s sole and absolute discretion. Parent shall provide Shareholders with written notification at least three (3) days prior to the Closing Date of any employee who will be terminated as of the Closing Date. Each Company Employee who continues employment with the Companies or Subsidiaries as of the Closing Date shall hereinafter be referred to as a “Transferred Employee.” Shareholders shall retain and satisfy any and all responsibility, and Parent shall have no liability or responsibility whatsoever, for any and all claims, liabilities and obligations, whether contingent or otherwise, relating to (i) any current, former or retired employee of the Companies or Subsidiaries who is not a Transferred Employee, including, without limitation, any unpaid salary, wages, bonuses or other compensation or severance pay or benefits, (ii) any Transferred Employee arising out of or relating to any period, or otherwise incurred, prior to the Closing Date, including, without limitation, any unpaid salary, wages, bonuses or other compensation or severance pay, benefits or group health care coverage required by Section 4980B of the Code or Section 601 of ERISA, and (iii) the Companies

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Plans (such claims, liabilities and obligations, collectively the “Retained Employee Liabilities”). Parent shall have no obligation to continue the employment of any Transferred Employee for any period following the Closing Date, and may terminate the employment of any Transferred Employee at will. Parent shall not receive assets from, nor be required to assume any of the liabilities of, the Shareholders Plans.
     4.2.2. On the Closing Date, Parent shall assume all liabilities relating to each Transferred Employee’s unused flexible holiday, vacation and sick time, if any. Schedule 4.2.2 provides the vacation and sick leave policies of NEO and ONG together with accrued vacation and sick leave as of the date hereof, and Schedule 4.2.2 shall be updated within three (3) business days of Closing.
          4.3. Guaranties or Bonds
          4.3.1. After the date hereof and prior to the Closing, RMO shall not, and shall cause the Company or Subsidiaries not to, without the prior written consent of Parent, (a) enter into, issue or obtain any Guaranty or Bond (each individually, a “New Guaranty or Bond”), or (b) amend or otherwise modify any Guaranty or Bond; provided, however, that Parent shall not unreasonably withhold, delay or condition its consent to any New Guaranty or Bond which is entered into in the Ordinary Course of Business, and Parent shall not unreasonably withhold, delay or condition its consent to any amendment or other modification of any Guaranty or Bond in the Ordinary Course of Business if such amendment or other modification would not result in a breach of any provision of this Agreement; and
          4.3.2. RMO shall promptly provide Parent with a true and correct copy of any New Guaranty or Bond or amendment or other modification to a Guaranty or Bond.
          4.4. Agreement Not to Solicit Employees
     Unless otherwise consented to in writing by Parent, Shareholders agree that during the Restricted Period, neither RMO nor any Non-Company Affiliate will solicit or hire away any Transferred Employee.
          4.5. Insurance Claims
     RMO shall be solely responsible for the administration and, to the extent applicable, payment of any Property and Casualty Claims with a date of occurrence prior to the Closing, and hereby releases Parent, the Companies, Subsidiaries, and their Affiliates of any responsibility or liability therefor. Parent shall be solely responsible for the administration and, to the extent applicable, payment of any Property and Casualty Claims with a date of occurrence on or after the Closing, and hereby releases Shareholders of any responsibility or liabilities therefor. For purposes hereof, “Property and Casualty Claims” shall mean workers’ compensation, auto liability, general liability, products liability, professional liability, fiduciary liability, pollution liability and director and officer liability claims relating to the business of the Companies and Subsidiaries and claims for damages caused to facilities of the Companies or Subsidiaries generally insured under causes-of-loss — special form property and boiler and machinery insurance coverage, in each case including reported claims and incurred but not reported claims. RMO shall be solely responsible for the administration and payment of all costs associated with

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claims for workers’ compensation and other occupational health or injury claims of employees the Companies and Subsidiaries prior to the Closing Date and for any claim filed subsequent to the Closing Date made in connection with any injury, event or occurrence taking place prior to the Closing Date.
5.	REPRESENTATIONS AND WARRANTIES OF RMO REGARDING THE COMPANIES AND SUBSIDIARIES

RMO represents and warrants to Parent that:
5.1. Organization and Good Standing of the Companies and Subsidiaries; Foreign Qualifications
          5.1.1. Lightning, Great Plains, BGC and the Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of the State of Ohio, USA, and each has all requisite corporate power and authority to carry on its business as such business is currently conducted.
          5.1.2. The Companies and Subsidiaries are duly licensed, registered and qualified to do business as a foreign corporation, and are in good standing in all jurisdictions in which the ownership, leasing or operation of their assets or the conduct of their business as currently conducted requires such qualification under applicable Law.
          5.1.3. Shareholders have heretofore made available to Parent true, correct and complete copies of the Organizational Documents, each as amended to the date hereof, of the Companies and Subsidiaries.
          5.2. Capitalization of the Companies and Subsidiaries
          5.2.1. As of the date of this Agreement, the authorized capital stock of Lightning consists of 1,000,000 shares of common stock, $0 par value per share, of which 750 shares are issued and outstanding. The authorized capital stock of Great Plains consists of 2,000,000 shares of common stock, $0 par value per share, of which 300 shares are issued and outstanding. The authorized capital stock of BGC consists of 750 shares of common stock, $0 par value per share, of which 100 shares are issued and outstanding. The authorized capital stock of ONG consists of 5,000 shares of common stock, $0 par value per share, of which 2,100 shares are issued or outstanding. The authorized capital stock of NEO consists of 750 shares of common stock, $0 par value per share, of which 300 shares are issued or outstanding. The Shares (a) constitute all of the issued and outstanding shares of capital stock of the Lightning, Great Plains, and BGC, (b) are validly authorized and issued, fully paid, and nonassessable, and (c) will as of Closing be owned beneficially and of record entirely by Shareholders as set forth in Schedule 5.2.1. No shares were issued in violation of any preemptive, right of first refusal or other subscription rights of any shareholder of Lightning, Great Plains, BGC, or any other Person, and all Shares were offered and sold in compliance with all applicable federal, state and provincial securities Laws. There are no outstanding options, warrants, calls, commitments or plans by the Companies to issue any additional shares of its capital stock, or to pay any dividends on such shares, or to purchase, redeem or retire any outstanding shares of their capital stock, nor are there outstanding

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any securities or obligations which are convertible into or exchangeable for any shares of capital stock of the Companies or membership units as the case may be. There are no stock appreciation rights, phantom stock or similar rights in existence with respect to the Companies or Subsidiaries. No Person other than Shareholders owns or otherwise has any rights to any equity securities of the Companies.
          5.2.2. Lightning owns one hundred percent (100%) of the issued and outstanding equity interests in ONG and Great Plains owns one hundred percent (100%) of the outstanding equity interests of NEO. All of such issued and outstanding equity interests were duly authorized for issuance and were not issued in violation of any preemptive, first refusal or other subscription rights, and all equity interests in the Subsidiaries were offered and sold in compliance with all applicable federal, state and provincial securities Laws. There are no outstanding options, warrants, calls, commitments or plans by the Subsidiaries to issue any additional equity interests, or to pay any dividends on such equity, or to purchase, redeem or retire any outstanding equity interests, nor are there outstanding any securities or obligations which are convertible into or exchangeable for any equity interest in the Subsidiaries. No person other than the Companies own or otherwise has any rights to any equity interests in the Subsidiaries.
          5.2.3. Neither the Companies nor the Subsidiaries own, directly or indirectly, any capital stock or other equity interest in any corporation, partnership, joint venture, limited liability company or partnership, association or other legal entity.
          5.3. Financial Statements; Undisclosed Liabilities
          5.3.1. Attached hereto as Schedule 5.3.1 are true, correct and complete copies of the Financial Statements which have been generated in accordance with the books and records of the Companies and Subsidiaries. Except as set forth in Schedule 5.3.1, the Financial Statements (a) have been prepared in material accordance with GAAP, and (b) fairly and accurately present in all material respects the financial position and the results of operations of the Companies and the Subsidiaries on a consolidated, pro forma basis as of the dates and for the periods indicated in accordance with GAAP.
          5.3.2. Neither the Companies nor the Subsidiaries have any material liability or obligation that would be required to be disclosed on a balance sheet prepared in accordance with GAAP, except for the liabilities and obligations of the Companies and Subsidiaries (a) disclosed or reserved against in the Financial Statements and the Assumed Debt as set forth on Schedule 5.3.2.1, (b) set forth in Schedule 5.3.2.2, or (c) incurred or accrued in the Ordinary Course of Business since December 31, 2008.
          5.4. Taxes
     Except as provided in Schedule 5.4: (i) the Companies and the Subsidiaries have timely extended or filed all Tax Returns known to the Companies or the Subsidiaries to be required to be filed for the Companies or the Subsidiaries on a separate basis and all such Tax Returns are true, correct and complete in all material respects; (ii) the Companies and the Subsidiaries have paid, and until the Effective Time will, within the time and in the manner prescribed by Law,

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pay, (or have established adequate reserves on their books and records amounts for) all Taxes known to the Companies or the Subsidiaries to be due and payable in respect of such Tax Returns except those being contested in good faith; (iii) the Companies and the Subsidiaries have withheld all amounts known to the Companies or the Subsidiaries to be required to be withheld from payments to employees and other third parties and have remitted such amounts to the appropriate taxing authority in accordance with applicable Laws; (iv) neither the Companies nor the Subsidiaries have executed or filed with any taxing authority (whether federal, state, local or foreign) any agreement or other document (other than normal requests to extend the time for filing a Tax Return) extending or waiving or having the effect of extending or waiving the period for assessment of any Tax that is due with respect to a Tax Return that the Companies or the Subsidiaries are required to file; (v) no federal, state, local or foreign Tax Audits or other administrative proceeding, discussions or court proceedings are presently in progress with regard to any Tax Returns of the Companies or the Subsidiaries; and (vi) there are no Liens for Taxes upon the Assets of the Companies or the Subsidiaries. For federal Income Tax purposes, Great Plains and Lightning are treated as “S-corporations” pursuant to Section 1361(a)(1) of the Code, and NEO and ONG are treated as “Qualified Subchapter S-subsidiaries” pursuant to Section 1361(b)(3).
          5.5. Tangible Personal Property
          5.5.1. Schedule 5.5.1 sets forth a list of all Tangible Personal Property with a cost greater than Five Thousand Dollars ($5,000.00) owned by the Companies or Subsidiaries. Except as set forth in Schedule 5.5.1, the Companies and Subsidiaries have good and valid title (or, in the case of leased Tangible Personal Property, a good and valid leasehold interest) to all of the Tangible Personal Property used in the operation of the business of the Companies and Subsidiaries as currently conducted, in each case free and clear of any material lien except Assumed Debt.
          5.5.2. All of the Accounts Receivable shown on the Financial Statements and the Accounts Receivable constituting a part of the Assets arose in the Ordinary Course of Business in connection with bona fide transactions. Schedule 5.5.2 reflects the procedures the Companies use to collect their Accounts Receivable.
          5.6. Agreement Related to Other Instruments; Consents
     The execution, delivery and performance by Shareholders and the Companies of this Agreement and the other documents, instruments and agreements to be entered into by Shareholders and the Companies pursuant hereto do not and will not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or violate any provision of the Organizational Documents of each Company and Subsidiary.
          5.7. Absence of Changes
     Since December 31, 2008 through the Effective Date, the Companies and Subsidiaries have not, except as set forth in Schedule 5.7 or in the Ordinary Course of Business:
               (a) transferred, assigned or conveyed any material Assets;

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               (b) suffered any material destruction, damage or loss to any material Assets (casualty or other), whether or not covered by insurance;
               (c) except as described in Schedule 5.12 or Schedule 3.2(k), entered into any Material Contract;
               (d) except as described in Schedule 5.12 or Schedule 3.2(k), terminated or amended or suffered the termination or amendment of, failed to perform in all material respects its obligations under, or suffered or permitted any Default to exist under, any Material Contract or Real Property Lease;
               (e) caused or consented to the imposition of a material Lien on any Asset except for the Assumed Debt;
               (f) made any distributions to Shareholders in the form of the return of capital, dividends or cash distributions;
               (g) incurred or assumed any indebtedness for borrowed money or issued any debt security except as set forth in Schedule 5.12;
               (h) waived any material right of the Companies or Subsidiaries or cancelled any debt or claim held by the Companies or Subsidiaries;
               (i) made any loan to any officer, director, employee or shareholder of the Companies or Subsidiaries;
               (j) increased, directly or indirectly, the compensation paid or payable to any officer, director, employee or agent of the Companies or Subsidiaries except in accordance with Section 3.2(j) hereof;
               (k) hired or fired any employees of the Companies or Subsidiaries or changed any such employee’s terms or conditions of employment except in accordance with Section 3.2 hereof;
               (l) taken or suffered any other act that may reasonably be expected to cause or result in a Material Adverse Effect;
               (m) received any adverse ruling or denial of any request by any Governmental Authority, including but not limited to the MPSC, WPSC, PPUC, or PUCO; or
               (n) agreed to do any of the foregoing items of this Section 5.7.
          5.8. Material Claims
     Except as set forth in Schedule 5.8, there is no litigation, suit, action, proceeding or claim pending or, to the knowledge of Shareholders or Shareholders’ counsel, any basis therefore or threat thereof against the Companies or Subsidiaries that would be reasonably expected to result in a Material Adverse Effect on the Company, Subsidiaries or Assets. Except as set forth in

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Schedule 5.8, there is no judgment, decree, injunction, order, determination, award, finding or letter of deficiency of any Governmental Authority or arbitrator outstanding with respect to the Agreement or against the Companies or Subsidiaries or any of the Assets, except for existing tariffs issued by the PUCO.
          5.9. Permits; Compliance With Laws
     Except as set forth in Schedule 5.9 and for Environmental Matters, which are addressed exclusively in Section 5.17, to Shareholders’ knowledge the Companies or Subsidiaries possess all Permits that are required under applicable Law for the ownership or operation of the business of the Companies or Subsidiaries as currently conducted, to Shareholders’ knowledge all such Permits are in full force and effect, and to Shareholders’ knowledge the Companies and Subsidiaries are in compliance with all of the terms and conditions of such Permits. No proceeding is pending or, to Shareholders’ knowledge, threatened seeking the revocation, cancellation, non-renewal or limitation, in whole or in part, of any such Permit. Neither the Companies nor the Subsidiaries have received any written notice from any Governmental Authority alleging violation of any applicable Law.
          5.10. Real Property
          5.10.1. The Companies and Subsidiaries do not own any fee simple interest in real property other than the real property, buildings and improvements described in Schedule 5.10.1. The Companies owns good, valid and marketable fee simple title to such real property, free and clear of any Lien other than the Mortgage or any other Liens that, individually or in the aggregate, could not materially adversely affect the function of such property in connection with its use in the Ordinary Course of Business. Except as set forth on Schedule 5.10.1 and except for easements, conditions and other conditions of record, no part of such real property is subject to any assignment, lease, license, sublease or other agreement granting to any Person any right to the possession, use, occupancy or enjoyment of such property. All such real property complies in all material respects with all federal, state, provincial and local Laws and all applicable private restrictions.
          5.10.2. RMO has heretofore delivered to Parent true, correct and complete copies of all leases (including all amendments thereto) of real property currently leased by the Companies or Subsidiaries, a list of which is set forth in Schedule 5.10.2 (collectively, the “Real Property Leases”). Each Real Property Lease is valid and binding on the Companies or Subsidiaries that is a party thereto, and on the other parties thereto, and is enforceable against the Companies and Subsidiaries and the other parties thereto in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, applicable equitable principles or other similar Laws from time to time in effect affecting the enforcement of creditors’ rights generally. Except as described in Schedule 5.10.2, the Companies and Subsidiaries have performed all material obligations required to be performed by them to date under all such Real Property Leases, and neither the Companies, Subsidiaries, nor any other party thereto is in Default under any of the Real Property Leases. Except as set forth in Schedule 5.10.2 and to the knowledge of RMO, no part of the property leased pursuant to a Real Property Lease is subject to any assignment, lease,

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license, sublease, or other agreement granting to any Person other than as specified in such Real Property Lease any right to the possession, use, occupancy or enjoyment of such leased property.
          5.10.3. The real property listed in Schedules 5.10.1 and 5.10.2 shall collectively be referred to herein as the “Real Property”. The Real Property includes all of the Real Property used by the Companies and Subsidiaries in their business operations. To Shareholder’ knowledge, all improvements to the Real Property are located within the boundary lines of the Real Property, and no structure, fixture, facility or improvement on any parcel adjacent to the Real Property encroaches onto any portion of the Real Property. To Shareholders’ knowledge, the Companies and Subsidiaries have good and valuable rights of physical and legal ingress and egress to and from the Real Property from and to the public systems for all usual streets, roads and utility purposes, and to Shareholders’ knowledge no condition exists that would reasonably be expected to result in the termination of such ingress and egress. Except as set forth in Schedule 5.10.3 to Shareholders’ knowledge the Real Property and any present or proposed use of the Real Property comply with all applicable Laws and all covenants, conditions, restrictions and similar matters affecting or applicable to the Real Property. To Shareholders’ knowledge, the Companies or Subsidiaries have obtained all Permits from Governmental Authorities (including certificates of use and occupancy, licenses and other Permits), required in connection with the construction, repair, maintenance, ownership, use and occupation of the Real Property. To Shareholders’ knowledge, there are no pending, or threatened condemnation, fire, health, safety, building or other land use regulatory proceedings, lawsuits or administration actions related to any portion of the Real Property and neither the Companies nor the Subsidiaries have received written notice of any pending or threatened special assessment proceedings affecting any portion of the Real Property. Except for real property taxes with respect to the tax period in which the Closing Date occurs, all real property taxes (and applicable penalties and interest, if any) that are due and payable with respect to the Real Property have been paid or will be paid at or prior to the Closing Date. There are no outstanding options, rights of first offer, rights of refusal or similar contracts or rights to purchase the Real Property or any portion thereof or interest therein. No work, repairs, installation, construction or other services have been performed on any of the Real Property or materials supplied to the Real Property in the four (4) month period prior to the Closing Date that could give rise to a materialmen’s, mechanic’s, repair man’s, contractor’s, tax or other similar lien, or if such work, repairs, installation, construction or other services have been performed on any of the Real Property or materials supplied to the Real Property, all providers of such work or materials have been paid in full.
          5.11. Intellectual Property; Software
          5.11.1. Schedule 5.11.1 sets forth a list of all issued Patents and registered copyrights, trademarks, service marks and trade names owned or licensed by the Companies and Subsidiaries and currently used in conducting their respective businesses in the United States or any foreign country, and the annual licensing fee to be paid by the Companies or Subsidiaries for the use of such Intellectual Property, if any. The Companies and Subsidiaries own, or have the license or right to use in the United States and in any foreign country in which they conduct business, all Intellectual Property currently used and necessary to conduct the business of the Companies and Subsidiaries as presently conducted, in each case in the United States and in each foreign country where the Companies use such Intellectual Property.

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          5.11.2. Schedule 5.11.2(a) sets forth a list of all Software owned or licensed by the Companies and Subsidiaries, and Schedule 5.11.2(b) sets forth a list of all Software owned or licensed by any Non-Company Affiliate, which is currently used in conducting any Company or Subsidiary business in the United States or any foreign country. Schedules 5.11.2(a) and 5.11.2(b) also set forth the annual licensing fee owed by the Companies or Subsidiaries to utilize said Software. The Companies and Subsidiaries own, or have the license or right to use all such Software currently used and necessary to conduct the business of the Companies or Subsidiaries as presently conducted, in each case in the United States and in each foreign country where the Companies or Subsidiaries use such Software.
          5.11.3. To the knowledge of Shareholders, (a) no Third Party is infringing upon, violating or interfering with or otherwise engaging in the unlawful appropriation of any right, title, interest of or the goodwill associates with any Intellectual Property which is owned by any Company or Subsidiary, and (b) within the last three years no Company or Subsidiary nor any of the Affiliates has brought or threatened a claim against any Third Party alleging that or otherwise has reason to believe that any Intellectual Property owned by any Company, Subsidiary or any of the Affiliates is being infringed upon, violated or interfered with or unlawfully appropriated.
          5.12. Material Contracts
          5.12.1. Schedule 5.12 sets forth a true, correct and complete list, as of the date hereof, of all material Contracts (other than Real Property Leases and other than those material Contracts which will be superseded by the Contracts listed in Schedule 3.2) of the following categories (collectively, the “Material Contracts”):
               5.12.1.1. any Contract (including any confidentiality agreements) between the Companies or Subsidiaries and one or more Major Customers;
               5.12.1.2. any Contract that by its terms limits or otherwise restricts each Company from engaging or competing in any line of business or in any geographic area;
               5.12.1.3. any partnership agreement, joint venture agreement or non-wholly-owned limited liability company operating agreement;
               5.12.1.4. any Contract evidencing the transportation agreements between BGC, NEO, and ONG, on one hand, and Cobra Pipeline Company, Ltd. and Orwell-Trumbull Pipeline Company, LLC, on the other hand;
               5.12.1.5. any Contracts evidencing the marketing agreements between BGC, NEO and ONG, on one hand, and ONG Marketing, Inc., John D. Oil and Gas Marketing Company, LLC and NEO Gas Marketing, LLC, on the other hand.
               5.12.1.6. any guaranty, surety bond or letter of credit issued or posted, as applicable, by the Companies or Subsidiaries in which the Companies or Subsidiaries are the guarantor, indemnitor or reimbursing party, as applicable;
               5.12.1.7. any agreement requiring payment to any Person of a commission or fee other than in the Ordinary Course of Business;

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               5.12.1.8. any distributor, sales representative, independent contractor or similar agreement;
               5.12.1.9. any agreement under which the Companies, the Subsidiaries or any of their officers or directors are restricted from carrying on any business, or competing in any line of business, in the State where any Company or Subsidiary does business;
               5.12.1.10. any indenture, trust agreement, loan agreement or note to which a Company or Subsidiary is a party that involves or evidences outstanding indebtedness, obligation or liabilities for borrowed monies;
               5.12.1.11. any agreement for the disposition of a material portion of any Company’s or Subsidiary’s Assets (other than the sale of inventory in the Ordinary Course of Business);
               5.12.1.12. any stand-alone indemnification agreement providing for indemnification obligations on the part of the Companies or Subsidiaries;
               5.12.1.13. any agreement for the acquisition of any of the properties, securities or other ownership interest of the Companies or Subsidiaries or the grant to any Person of any options, rights of first refusal, exclusive negotiation or preferential similar rights to purchase any of such Assets, properties, securities or other ownership interest; and
               5.12.1.14. any commitment or agreement to enter into or post any of the foregoing items of this Section 5.12.1.
          5.12.2. For purposes of Section 5.12.1 above, a contract will be deemed “material” if it obligates the Company or Subsidiaries to a liability in excess of Ten Thousand Dollars ($10,000.00).
          5.12.3. As of the date of this Agreement, Shareholders have made available to Parent true, correct and complete copies of all written Material Contracts. Each Material Contract is in full force and effect, and is valid and binding on the Companies and Subsidiaries, the other parties thereto, and is enforceable against the Companies and Subsidiaries and the other parties thereto in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, applicable equitable principles or similar laws from time to time in effect affecting the enforcement of creditors’ rights generally. Except as set forth in Schedule 5.12, to Shareholders’ knowledge the Companies and Subsidiaries have performed all material obligations required to be performed by them to date under such Material Contract, and to Shareholders’ knowledge neither the Companies, Subsidiaries, nor any other party thereto is in Default under such Material Contract, nor to Shareholders’ knowledge does any condition exist that with notice or lapse of time would constitute a Default thereunder. No surety bond or letter of credit that constitutes a Material Contract has been called or drawn upon.

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          5.13. Labor Matters
     Except as set forth on Schedule 5.13, within the last three (3) years, (a) the Companies and Subsidiaries have not been the subject of any union activity, nor has there been any strike of any kind called against the Companies or the Subsidiaries, nor has there been any lockout or work stoppage involving the Companies or Subsidiaries, and (b) the Companies and Subsidiaries have not violated any applicable federal, state or provincial Law relating to labor or labor practices. Except as set forth on Schedule 5.13, neither the Companies nor the Subsidiaries are a party to any collective bargaining agreement.
          5.14. ERISA and Related Matters
          5.14.1. Schedule 5.14 sets forth a true, correct and complete list, as of the date hereof, of all Company Plans. Shareholders have made available to Parent true, correct and complete copies of the most recent summary plan descriptions, if any, with respect to the Company Plans.
          5.14.2. The Companies and Subsidiaries do not contribute or have any obligation to contribute, and have not within six (6) years prior to the date of this Agreement contributed or had an obligation to contribute, to a multiemployer plan (within the meaning of Section 3(37) of ERISA) or a Benefit Plan (other than a Shareholders Plan) subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code.
          5.14.3. With respect to any “employee benefit plan,” within the meaning of Section 3(3) of ERISA, that is not a Company Plan, and which is sponsored, maintained, or contributed to, or has been sponsored, maintained, or contributed to within six (6) years prior to the date of this Agreement, by the Companies and Subsidiaries or any corporation, trade, business, or entity under common control with the Companies and Subsidiaries, within the meaning of Section 414(b), (c), or (m) of the Code or Section 4001 of ERISA, to Shareholders’ knowledge: (a) no withdrawal liability, within the meaning of Section 4201 of ERISA, has been incurred, which withdrawal liability has not been satisfied, (b) no liability to the Pension Benefit Guaranty Corporation has been incurred by any such entity, which liability has not been satisfied, (c) no accumulated funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA or Section 412 of the Code has been incurred, and (d) all contributions (including installments) to such plan required by Section 302 of ERISA and Section 412 of the Code have been timely made.
          5.14.4. In connection with the consummation of the transactions contemplated by this Agreement, to Shareholders’ knowledge no payments of money or other property, acceleration of benefits, or provision of other rights have been or will be made hereunder, under any agreement contemplated herein, or under any Company Plan that would be reasonably likely to be nondeductible under Section 280G of the Code, whether or not some other subsequent action or event would be required to cause such payment, acceleration, or provision to be triggered.

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          5.15. Guaranties or Bonds
     Schedule 5.15 sets forth a true, correct and complete list, as of the date hereof, of all Guaranties or Bonds.
          5.16. Employees
     Except as set forth on Schedule 5.16, the Companies and Subsidiaries do not have any written or oral contract with any individual currently engaged, or previously engaged, in the business of the Companies or Subsidiaries as an employee, independent contractor or otherwise. Schedule 5.16 sets forth a true, correct and complete list, as of the date(s) set forth therein, of the names, position and initial employment date of all current employees of the Companies and Subsidiaries. No changes in such base pay for such employees have been promised or authorized by the Companies or Subsidiaries, except in the Ordinary Course of Business or except as described in Schedule 5.16. Except as set forth in Schedule 5.16, there are no loans or other obligations payable or owing by the Companies or Subsidiaries to any officer, director or employee of the Companies or Subsidiaries, except salaries, wages, vacation pay, bonuses and salary advances and reimbursement of expenses incurred and accrued in the Ordinary Course of Business, nor are any loans or debts payable or owing by any such individuals to the Companies or Subsidiaries, nor have the Companies nor the Subsidiaries guaranteed any of such individuals’ respective loans or material obligations. The Companies and Subsidiaries are not (a) delinquent in the payment to any of their employees or independent contractors any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them or amounts required to be reimbursed to such employees or consultants or any Taxes or any penalty for failure to comply with any of the foregoing or (b) liable for any payment to any trust or other fund or to any Governmental Authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the Ordinary Course of Business and consistent with past practices). Shareholders are not aware and the Companies and Subsidiaries have not received notice that any employee or independent contractor of the Companies or Subsidiaries intends to terminate his or her employment relationship or engagement with the Companies or Subsidiaries. Shareholders are not aware and the Companies and Subsidiaries have not received notice that any employee, director or officer of the Companies and Subsidiaries are obligated under any contract or subject to any judgment, decree or administrative order that would conflict or interfere with (a) the performance of the Person’s duties as an employee, director or officer of the Companies or Subsidiaries, or (b) the business of the Companies or Subsidiaries as conducted or proposed to be conducted. Between the Effective Date and the Closing Date, no more than twenty percent (20%) of the total employees engaged by the Companies or Subsidiaries shall have resigned, been terminated for any reason, or had their working hours materially reduced except in the Ordinary Course of Business.
          5.17. Environmental Matters
     Except as set forth in Schedule 5.17 to Shareholders’ knowledge:
          5.17.1. the Companies and Subsidiaries and their respective operations are in material compliance with all applicable Environmental Laws;

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          5.17.2. the Companies and Subsidiaries are not subject to any pending or threatened claim, action, suit, investigation, inquiry or proceeding under any Environmental Law and there is no such action proposed or threatened;
          5.17.3. all Permits, if any, required to be obtained by the Companies and Subsidiaries under any Environmental Law in connection with their respective operations as they are currently being conducted, including those relating to the management of Hazardous Substances, have been obtained by the Companies or Subsidiaries, and are in full force and effect on the date hereof;
          5.17.4. there have been no releases of Hazardous Substances on any real property owned or leased by the Companies and Subsidiaries in connection with the operations of the Companies or Subsidiaries that requires remediation under applicable Environmental Laws;
          5.17.5. no real property formerly owned or leased by each Company and Subsidiary in connection with the operations of the operations and each Company and Subsidiary has been contaminated with any Hazardous Substances during or prior to such period of ownership or operation which could reasonably be expected to result in liability relating to or requiring any remediation under the applicable Environmental Laws;
          5.17.6. no Company or Subsidiary is subject to any order, decree, injunction or other arrangement with any Governmental Authority or any agreement with any third party pursuant to which any Company or Subsidiary is indemnifying any third party for liability under any Environmental Laws; and
          5.17.7. Shareholders and each Company and Subsidiary shall make available to Parent on a confidential basis all environmental site assessment reports, studies and related documents in the possession of each Company, Shareholders or any Non-Company Affiliate and relating to environmental matters in connection with operation of the Assets.
          5.18. Insurance Coverage
     Schedule 15.18 sets forth a true, correct and complete summary of all Company Insurance Policies applicable to the Companies and Subsidiaries and any surety bonds (if applicable) covering the Companies, Subsidiaries, the Assets, the business of the Companies and Subsidiaries, and the employees of the Companies and Subsidiaries, other than any such insurance policies related to Benefit Plans. There is no claim by the Companies or Subsidiaries pending under any such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies and bonds. All premiums due and payable under such policies and bonds have been paid, and the Companies and Subsidiaries are otherwise in material compliance with the terms and conditions of all such policies and bonds. To the knowledge of Shareholders, there is no threatened termination of such policies and bonds.
          5.19. Governmental Filings: No Violations
          5.19.1. Except as disclosed on the attached Schedule 5.19, to Shareholders’ knowledge no notices, reports or other filings are required to be made by Shareholders, the Companies or Subsidiaries with, nor are any consents, registrations, approvals, permits or

35

authorizations required to be obtained by Shareholders, the Companies or Subsidiaries from, any Governmental Authority in connection with the execution and delivery of this Agreement by Shareholders and the consummation of the transactions contemplated hereby, except those that the failure to make or obtain would not have a Material Adverse Effect.
          5.19.2. Subject to the filings, registrations, consents, approvals, permits, authorizations and/or notices referred to in Schedule 5.19 and/or in Schedule 6.2, Shareholders’ and each Company’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute or result in (i) a breach or violation of any provisions of the Organizational Documents of each Company or Subsidiary, (ii) a breach or violation of any Law of any Governmental Authority by which each Company is bound or (iii) a breach or violation of, or a default under, the acceleration of any obligations under, or the creation of a Lien on the assets of any Company or Subsidiary (with or without notice, lapse of time or both) pursuant to, any Contract binding upon any Company or Subsidiary, except, in the case of clauses (ii) and (iii) above, for any breach, violation, default, acceleration or creation that would not have a Material Adverse Effect.
     Except as disclosed on the attached Schedule 5.19, neither the Shareholders nor the Companies needs to provide any notice to, or obtain any Permits from any Governmental Authority for the consummation of the transactions contemplated by this Agreement.
          5.20. Accounts Receivable
     Schedule 5.20 sets forth a true and correct list of all Accounts Receivable of the Companies and Subsidiaries as of the end of the business day on April 28, 2009. All Accounts Receivable represent valid obligations and to Shareholders’ knowledge are not subject to any set offs or counterclaims. All Accounts Receivable and all Accounts Receivable arising between the Effective Date and the Closing Date are owned by the Companies and Subsidiaries. Except as set forth in Schedule 5.20, no Account Receivable has been outstanding for more than sixty (60) days. To Shareholders’ knowledge, the Companies and Subsidiaries have not received written notice from an account debtor stating that any Account Receivable in an amount in excess of Ten Thousand Dollars ($10,000.00) is subject to any contest, claim or set off by such account debtor. No discount or allowance from any Account Receivable has been made or agreed to.
          5.21. Gratuitous Payments
     Neither the Companies, Subsidiaries, nor any of the directors, members, executives, independent contractors or employees of the Companies or Subsidiaries, nor any agents acting on behalf of or for the benefit of the Companies or Subsidiaries, directly or indirectly, has (i) offered or paid any remuneration, in cash or in kind, to, or made any financial arrangements with, any past or present customers or third party payors of the Companies, Subsidiaries, or potential customers of the Companies or Subsidiaries in order to obtain business from such customers, other than standard pricing or discount arrangements consistent with proper legal and business practices, (ii) given, or agreed to give, or is aware that there has been made, or that there is an agreement to make, any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) to any customer, third party payor, supplier, source of financing, landlord, sub-tenant, licensee or anyone else other than in connection with promotional or

36

entertainment activities consistent with proper legal and business practices, (iii) made, or has agreed to make, or is aware that there has been made, or that there is any agreement to make, any illegal political contribution or gift, or any contributions, payments or gifts of its funds or property to, or for the private use of, any governmental official, employee or agent, where either the contribution, payment or gift or the purpose of such contribution, payment or gift is illegal under the laws of the United States, or under the laws of any state thereof or any other jurisdiction (foreign or domestic) under which such payment or gift was made, (iv) established or maintained any unrecorded fund or asset for any purpose, or has made any false or artificial entries on any of its books or records for any reason or (v) made, or has agreed to make, or is aware that there has been made, or that there is any agreement to make, any payments to any person with the intention or understanding that any part of such payment was to be used for any purpose other than that described in the documents supporting the payments. No notice or claim inconsistent with the representations in this Section 5.21 has been received by the Companies or Subsidiaries.
          5.22. Disclosures
     Neither this Agreement, nor any other agreement entered into pursuant to the transactions contemplated by this Agreement, nor any schedule, exhibit, report, document, certificate or instrument prepared by and furnished by the Companies and the Shareholders to Parent or its counsel in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading except to the extent that any such statement or omission will not be reasonably likely to have a material effect on the business, financial condition, prospects, or operation of the Companies, Subsidiaries or Assets.
          5.23. Litigation
     Except as set forth in Schedule 5.8, there is no action, suit or proceeding at law or in equity against any Company or Subsidiary pending, or to the knowledge of Shareholders, threatened, which (a) relates to or involves uninsured amounts of more than $5,000, (b) would, if decided adversely to Shareholders or any Company or Subsidiary, prohibit the transactions contemplated by this Agreement or (c) is reasonably likely to have a Material Adverse Effect. No Company or Subsidiary has been permanently or temporarily enjoined or barred by order, judgment or decree requiring any Company or Subsidiary to take, or refrain from taking, action with respect to its business.
          5.24. Brokers and Finders
     No broker or finder has been retained or employed by Shareholders or the Companies in connection with the transactions contemplated in this Agreement. Each Company and Subsidiary does not have, and will not have, any financial obligation to any broker or finder.

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          5.25. Regulatory Proceedings
     As of the date hereof, neither the Companies nor the Subsidiaries, (a) have rates which have been or are being collected subject to refund, pending final resolution of any proceeding pending before a Governmental Authority or on appeal to the Courts or (b) are a party to any proceeding before a Governmental Authority or on appeal from orders of a Governmental Authority which, in each case, has resulted or would reasonably be expected to result in orders have a Material Adverse Effect.
6.	REPRESENTATIONS AND WARRANTIES OF RMO REGARDING SHAREHOLDERS, THE COMPANIES, AND SUBSIDIARIES AND THE SHARES
     RMO represents and warrants to Parent that except as otherwise set forth in this Agreement:
          6.1. Power and Authority; Enforceability
     Shareholders, the Companies, and the Subsidiaries have all requisite power and authority to execute and deliver this Agreement and the other documents, instruments and agreements to be entered into by it pursuant hereto, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Shareholders and the Companies, and, on the Closing Date, all other agreements to be entered into by Shareholders and the Companies pursuant hereto will have been duly and validly executed and delivered by Shareholders and the Companies. This Agreement is, and each and every agreement, document and instrument provided for herein to be executed and delivered and to which Shareholders, the Companies, and the Subsidiaries are a party will be, when executed and delivered by the parties thereto, valid and binding on Shareholders, the Companies, and the Subsidiaries and enforceable against Shareholders, the Companies, and the Subsidiaries in accordance with its respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar Laws from time to time in effect affecting the enforcement of creditors’ rights generally.
          6.2. No Violation or Conflict by Shareholders or the Companies
     Except as set forth in Schedule 6.2, the execution, delivery and performance by Shareholders and the Companies of this Agreement and each and every other agreement, document and instrument to be entered into by Shareholders, the Companies, or Subsidiaries pursuant hereto do not and will not, and the consummation of the transactions contemplated hereby and thereby will not, constitute an occurrence of a Default or require the consent or approval of any Person under any provision of any Material Contract to which Shareholders, the Companies, or Subsidiaries are a party or by which they are bound.
          6.3. Shareholders and the Companies Governmental Approvals
     Except as set forth in Schedule 5.19, the execution, delivery and performance by Shareholders and the Companies of this Agreement, and the other documents, instruments and agreements to be entered into by Shareholders, the Companies, or Subsidiaries pursuant hereto,

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do not and will not, and the consummation of the transactions contemplated hereby and thereby will not (a) violate any consent, judgment, order or decree or any applicable rule or regulation of any Governmental Authority to which Shareholders, the Companies, Subsidiaries or any Non-Company Affiliate is a party or is subject to, (b) require of Shareholders, the Companies, Subsidiaries, or any Non-Company Affiliate a filing or registration with any Governmental Authority, or (c) require Shareholders, the Companies, Subsidiaries or any Non-Company Affiliate to obtain any consent, approval, Permit, certificate or order of any Governmental Authority under applicable Law or by any applicable consent, judgment, order or decree or any applicable rule or regulation of any Governmental Authority.
          6.4. Title to the Shares of Company Common Stock
     As of the Closing Date, Shareholders will collectively own, beneficially and of record, all of the shares of Company Common Stock free and clear of any and all Liens except as set forth on Schedule 6.4. There are no outstanding subscriptions, options, warrants, rights of first refusal or other agreements or commitments, other than this Agreement, obligating Shareholders to transfer, or granting an option or right by Shareholders to any Person to purchase or acquire from Shareholders the Company Common Stock or any other securities of the Companies or Subsidiaries.
          6.5. Litigation Against Shareholders or the Companies
     Except as set forth in Schedule 6.5, to Shareholders’ knowledge there is no litigation, suit, action, proceeding, claim or investigation pending or, to the knowledge of Shareholders, proposed or threatened against Shareholders, the Companies, or Subsidiaries that (a) affects Shareholders, any Non-Company Affiliate, the Companies, Subsidiaries, or the Assets, and could, individually or in the aggregate, if pursued or resulting in a judgment against Shareholders, reasonably be expected to materially adversely effect on the ability of Shareholders to consummate the transactions described herein, or (b) seeks restraint, prohibition, or other injunctive relief in connection with this Agreement or the consummation of the transactions contemplated hereby. There is no judgment, decree, injunction, order, determination, award, finding or letter of deficiency of any Governmental Authority or arbitrator outstanding against Shareholders, the Companies, or Subsidiaries with respect to this Agreement.
          6.6 Investment
     RMO is receiving the Parent Common Stock as the Merger Consideration pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and has made, independently and without reliance on Parent (except to the extent that RMO has relied upon the representations and warranties of Parent contained herein), his own analysis of Parent Common Stock, and RMO has had reasonable and sufficient access to such documents and other information and materials as he considers appropriate to make his necessary evaluation. RMO is acquiring Parent Common Stock solely for his own account for investment and not with a view to or for the distribution thereof. RMO acknowledges that Parent Common Stock to be issued to him in connection with the Mergers is not registered under the Securities Act of 1933, as amended, and that such Parent Common Stock may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended, or pursuant to an

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applicable exemption therefrom. RMO is able to bear the economic risk of his investment in Parent Common Stock pursuant to this Agreement, and has sufficient knowledge and experience in financial and business matters in that he is capable of evaluating the merits and risks of the acquisition of Parent Common Stock, and RMO is able to financially bear the risk thereof.
6A. REPRESENTATION AND WARRANTIES OF HOWELL, RIGO, WHELAN AND SMITH
          6A.1 Power and Authority; Enforceability
     Each of Howell, Rigo, Whelan and Smith has all requisite power and authority to execute and deliver this Agreement and the other documents, instruments and agreements to be entered into by her or him pursuant hereto, to perform her or his obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by her or him, all other agreements to be entered into by her or him pursuant hereto will have been duly and validly executed and delivered. This Agreement is, and each and every agreement, document and instrument provided for herein to be executed and delivered and to which each of Howell, Rigo, Whelan and Rigo is a party will be, when executed and delivered by her or him thereto, valid and binding on her or him, and enforceable against each of them in accordance with its respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar Laws from time to time in effect affecting the enforcement of creditors’ rights generally.
          6A.2 Title to the Shares of Company Common Stock
     As of the Closing Date, each of Howell, Rigo, Whelan and Smith will own, beneficially and of record, the shares of Company Common Stock, free and clear of any and all Liens, as set forth on Schedule 5.2.1. There are no outstanding subscriptions, options, warrants, rights of first refusal or other agreements or commitments, other than this Agreement, obligating any of them to transfer, or granting an option or right by them to any Person to purchase or acquire from them the Company Common Stock or any other securities of the Companies or Subsidiaries.
          6A.3 Investment
     Each of Howell, Rigo, Whelan and Smith is receiving the Parent Common Stock as the Merger Consideration pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and has made, independently and without reliance on Parent (except to the extent that each has relied upon the representations and warranties of Parent contained herein), her or his own analysis of Parent Common Stock, and has had reasonable and sufficient access to such documents and other information and materials as she or he considers appropriate to make her or his necessary evaluation. Each of Howell, Rigo, Whelan and Smith is acquiring Parent Common Stock solely for her or his own account for investment and not with a view to or for the distribution thereof. Each of Howell, Rigo, Whelan and Smith acknowledges that Parent Common Stock to be issued to her or him in connection with the Mergers is not registered under the Securities Act of 1933, as amended, and that such Parent Common Stock may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as

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amended, or pursuant to an applicable exemption therefrom. Each of them is able to bear the economic risk of the investment in Parent Common Stock pursuant to this Agreement, and has sufficient knowledge and experience in financial and business matters in that she or he is capable of evaluating the merits and risks of the acquisition of Parent Common Stock, and is able to financially bear the risk thereof.
7.	REPRESENTATIONS AND WARRANTIES OF PARENT
     Parent represents and warrants to Shareholders and the Companies that:
          7.1. Organization and Standing
     Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Montana.
          7.2. Corporate Power and Authority; Enforceability
     Parent has all requisite corporate power and authority to execute and deliver this Agreement and the other documents, instruments and agreements to be entered into by it pursuant hereto, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Parent of this Agreement and each and every other agreement, document and instrument to be executed, delivered and performed by Parent in connection herewith have been duly authorized and approved by all requisite corporate action on the part of Parent. This Agreement has been duly and validly executed and delivered by Parent, and, on the Closing Date, all other agreements to be entered into by Parent pursuant hereto will have been duly and validly executed and delivered by Parent. This Agreement is, and each and every agreement, document and instrument provided for herein to be executed and delivered and to which Parent is a party will be, when executed and delivered by the parties thereto, valid and binding on Parent, and enforceable against Parent in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar Laws from time to time in effect affecting the enforcement of creditors’ rights generally.
          7.3. No Violation or Conflict by Parent
     Except as set forth in Schedule 7.3, the execution, delivery and performance by Parent of this Agreement and each and every other agreement, document and instrument to be entered into by Parent pursuant hereto do not and will not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or violate any provisions of the articles of incorporation or the bylaws of Parent, or constitute an occurrence of Default or require the consent or approval of any Person under any provision of any contract or agreement to which Parent is a party or by which it is bound.
          7.4. Parent Governmental Approvals
     Except as set forth in Schedule 7.4, the execution, delivery and performance by Parent of this Agreement, and the other documents, instruments and agreements to be entered into by

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Parent pursuant hereto, do not and will not, and the consummation of the transactions contemplated hereby and thereby will not (a) violate any consent, judgment, order or decree or any rule or regulation of any Governmental Authority to which Parent or any Affiliate of Parent is a party or is subject to, (b) require of Parent or any Affiliate of Parent a filing or registration with any Governmental Authority, or (c) require Parent or any Affiliate of Parent to obtain any consent, approval, Permit, certificate or order of any Governmental Authority under applicable Law or by any applicable consent, judgment, order or decree or any applicable rule or regulation of any Governmental Authority.
          7.5. Litigation Against Parent
     There is no litigation, suit, action, proceeding, claim or investigation pending or, to the knowledge of Parent, proposed or threatened against Parent that (a) affects Parent or any Affiliate of Parent and could, individually or in the aggregate, if pursued or resulting in a judgment against Parent or such Affiliate, reasonably be expected to materially adversely effect the ability of Parent to consummate the transactions described herein, or (b) seeks restraint, prohibition, or other injunctive relief in connection with this Agreement or the consummation of the transactions contemplated hereby. There is no judgment, decree, injunction, order, determination, award, finding or letter of deficiency of any Governmental Authority or arbitrator outstanding against Parent with respect to this Agreement.
          7.6. Purchase for Investment
     Parent is acquiring the Company Common Stock pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and has made, independently and without reliance on Shareholders (except to the extent that Parent has relied upon the representations and warranties of Shareholders contained herein), its own analysis of the Company Common Stock, the Companies and Subsidiaries and the Assets for the purpose of acquiring the Company Common Stock, and Parent has had reasonable and sufficient access to such documents and other information and materials as it considers appropriate to make its necessary evaluation. Parent is acquiring the Company Common Stock solely for its own account for investment and not with a view to or for the distribution thereof. Parent acknowledges that the Company Common Stock is not registered under the Securities Act of 1933, as amended, and that none of the Company Common Stock may be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom. Parent is able to bear the economic risk of its investment in the Company Common Stock pursuant to this Agreement, and has sufficient knowledge and experience in financial and business matters in that it is capable of evaluating the merits and risks of the acquisition of the Company Common Stock, and Parent is able to financially bear the risk thereof.
          7.7. Knowledge of Inaccuracies
     Parent shall promptly notify Shareholders and the Companies if at any time prior to the Closing Parent acquires knowledge of any inaccuracy in any of the representations made by the Shareholders in this Agreement, provided, however, that Parent’s failure to inform Shareholders shall not be considered a breach hereunder.

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          7.8. Investigations
     Parent acknowledges that it has been furnished with and has an opportunity to read this Agreement to which it is a party and all materials relating to the Company, the Subsidiaries and the Assets that have been requested by Parent. Parent further acknowledges that it has been given ample opportunity to ask questions and request information of, and receive answers from Shareholders concerning the Companies, the Subsidiaries and the Assets, including but not limited to information relating to the business, finances, operations and prospects of the Companies and the Subsidiaries.
8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT
     The obligations of Parent to consummate the Mergers and the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by Parent for purposes of consummating the Mergers and such other transactions:
          8.1. Representations True at the Closing
     The representations and warranties made by RMO or of RMO on behalf of the Companies and Subsidiaries in this Agreement shall be true and correct in all material respects when made, and immediately prior to the Closing with the same force and effect as though such representations and warranties had been made as of such time.
          8.2. Covenants of Shareholders
     Shareholders, the Companies, and Subsidiaries shall have duly performed in all material respects all of the covenants, acts and undertakings to be performed by them respectively on or prior to the Closing pursuant to the Agreement, and a duly authorized officer of the Companies and Subsidiaries, and RMO himself shall have delivered to Parent a certificate in the form attached hereto as Exhibit A dated as of the Closing Date certifying to the fulfillment of this condition and the condition set forth in Section 8.1.
          8.3. No Injunction, Etc.
     No action, proceeding, investigation, regulation or legislation shall have been instituted or threatened by any Person other than Parent or any Affiliate of Parent before any court or Governmental Authority to enjoin, restrain, or prohibit the consummation of the Mergers or the transactions contemplated hereby.
          8.4. Consents, Approvals and Waivers
     Shareholders’ and the Companies; execution and delivery of this Agreement and consummation of the transactions contemplated hereby shall have been approved by (a) all Governmental Authorities, including the Regulatory Approval, (b) all of Shareholders’ and the Companies’ lenders whose approval is required under any applicable loan documents, and (c) Parent’s lenders, LaSalle Bank N.A. and the holders of those current unsecured bond debt notes due June 29, 2017, but only if such lender approvals are required under the applicable loan

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documents, and no such approvals, independently or in the aggregate, shall have resulted in a Material Adverse Effect on the regulatory treatment of the Companies or Subsidiaries. In addition, this Agreement shall have been approved by the special committee of the board of directors of Parent, the board of directors of Parent (other than Richard M. Osborne in his individual capacity, and Thomas J. Smith), and Parent’s shareholders. Either (i) Parent shall have received a true, correct and complete copy of each consent, approval, waiver and agreement required to be obtained by Shareholders and the Companies no later than the Closing pursuant to Section 3.3, or (ii) if Shareholders and the Companies were unable to obtain such consent, approval, waiver or agreement after having complied with their obligations under Section 3.3, Shareholders shall have obtained for, or provided Parent with, in a form reasonably acceptable to Parent, the economic practical benefit to Parent as if such consent, approval, waiver or agreement had been received.
          8.5. Absence of Material Adverse Effect
     No Material Adverse Effect that is not as of the Effective Date hereof contained in a schedule shall have occurred between the Effective Date and the Closing Date.
          8.6 Consummation of Merger pursuant to the Other Merger Agreement
     The merger and other transactions contemplated by the Other Merger Agreement shall have been consummated.
9.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SHAREHOLDERS AND THE COMPANIES
     The obligations of Shareholders and the Companies to consummate the Mergers and the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by Shareholders and the Companies for purposes of consummating the Mergers and such other transactions:
          9.1. Representations True at Closing
     The representations and warranties made by Parent in this Agreement shall be true and correct in all material respects when made, and immediately prior to the Closing with the same force and effect as though such representations and warranties had been made on and as of such time.
          9.2. Covenants of Parent
     Parent shall have duly performed in all material respects all of the covenants, acts and undertakings to be performed by it on or prior to the Closing pursuant to the Agreement, and the President of Parent shall have delivered to Shareholders and the Companies a certificate in the form attached hereto as Exhibit B dated as of the Closing Date certifying to the fulfillment of this condition and the condition set forth in Section 9.1.

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          9.3. No Injunction, Etc.
     No action, proceeding, investigation, regulation or legislation shall have been instituted or threatened by any Person other than Shareholders, the Companies, Subsidiaries, or any Non-Company Affiliate before any court or Governmental Authority to enjoin, restrain or prohibit the consummation of the Mergers and the transactions contemplated hereby.
          9.4. Consents, Approvals and Waivers
     Parent’s execution and delivery of this Agreement and the consummation of the Mergers and the transactions contemplated hereby shall have been approved by (a) the special committee of the board of directors of Parent, the board of directors of Parent (other than Richard M. Osborne in his individual capacity, and Thomas J. Smith), and approval by Parent’s shareholders, (b) all Governmental Authorities whose approvals are required by Law, (c) Parent’s lenders, LaSalle Bank N.A. and the holders of those current unsecured bond debt notes due June 29, 2017, but only if such lender approvals are required under the applicable loan documents, and (d) all of Shareholders’ and the Companies’ lenders whose approval is required under any applicable loan documents. Shareholders and the Companies shall have received a true, correct and complete copy of each consent, approval, waiver and agreement required to be obtained by Parent no later than the Closing pursuant to Section 3.3. Shareholders’ and the Companies’ execution and delivery of this Agreement and the consummation of the Mergers and the transactions contemplated hereby shall have been approved by all Governmental Authorities whose approvals are required by Law, except for any such approval which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of Shareholders and the Companies to consummate the Mergers and the transactions described herein.
          9.5 Consummation of Merger pursuant to the Other Merger Agreement
     The merger and other transactions contemplated by the Other Merger Agreement shall have been consummated.
10.	TRANSACTIONS AT CLOSING
          10.1. Transactions at Closing
     At the Closing, each of the following shall occur:
          10.1.1. Shareholders’ and the Companies’ Performance. At the Closing, Shareholders and the Companies shall deliver to Parent each of the following:
               10.1.1.1. all certificates representing the Company Common Stock or, if applicable, replacement certificates together with lost certificate affidavits and indemnifications (in form and substance reasonably acceptable to Parent), duly endorsed for transfer or accompanied with executed blank stock powers (in form and substance reasonably acceptable to Parent), together with a new certificate representing such shares issued in the name of Parent;

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               10.1.1.2. original stock ledgers, articles of incorporation, certificates of incorporation, charters, certificates of formation, bylaws, joint venture agreements, partnership agreements, limited liability company operating agreements, and board of directors’, shareholders’ and members’ minutes of the Companies and Subsidiaries;
               10.1.1.3. the certificate of Shareholders as described in Section 8.4;
               10.1.1.4. evidence of the consents, approvals, waivers and agreements described in Section 8.4 in a form reasonably satisfactory to Parent;
               10.1.1.5. certificates of existence or good standing of the Companies and Subsidiaries, as of the most recent practicable date, from the appropriate Governmental Authority of the jurisdiction of their respective incorporations or formations and the jurisdictions in which each is qualified to do business;
               10.1.1.6. resignations, or evidence of termination of his or her office, by each director, manager, and officer of the Companies and Subsidiaries, unless otherwise agreed by the parties;
               10.1.1.7. such other evidence of the performance of all covenants and satisfaction of all conditions required of Shareholders or the Companies by this Agreement, at or prior to the Closing, as Parent may reasonably require;
               10.1.1.8. all books and records relating to the operation of the Companies and Subsidiaries, including but not limited to all such electronic records, files, ledgers and other documentation reasonably required by Parent in connection with the ongoing operation of the Companies and Subsidiaries; and
               10.1.1.9. any acknowledgments or consents of any lender’s of Assumed Debt.
     10.1.2. Parent’s Performance. At the Closing, Parent shall deliver to Shareholders each of the following:
               10.1.2.1. the certificate of the President of Parent described in Section 9.2;
               10.1.2.2. certificates of existence or good standing of Parent and the Acquisition Subs, as of the most recent practicable date, from the appropriate Governmental Authority of the jurisdiction of its incorporation;
               10.1.2.3. Secretary or Assistant Secretary certified copies of resolutions of the board of directors of Parent approving the transactions contemplated by this Agreement;
               10.1.2.4. Secretary or Assistant Secretary certificates of incumbency for the officers of Parent who sign on behalf of Parent this Agreement and any other documents, instruments or agreements to be entered into by Parent pursuant hereto;

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               10.1.2.5. such other evidence of the performance of all covenants and satisfaction of all conditions required of Parent by this Agreement, at or prior to the Closing, as Shareholders or the Companies may reasonably require; and
               10.1.2.6. a receipt of Parent evidencing Parent’s receipt of the Company Common Stock.
11. SURVIVAL OF REPRESENTATION AND WARRANTIES; INDEMNIFICATION
          11.1. Survival of Representations, Warranties and Agreements
               11.1.1. All representations, warranties, covenants, indemnities and obligations made or undertaken by Shareholders in this Agreement are material, have been relied upon by Parent and shall survive the Closing hereunder as set forth in Section 11.5, and shall not merge in the performance of any obligation by any party hereto.
               11.1.2. All representations, warranties, covenants, indemnities and obligations made or undertaken by Parent in this Agreement are material, have been relied upon by Shareholders and shall survive the Closing hereunder as set forth in Section 11.5, and shall not merge in the performance of any obligation by any party hereto.
          11.2. Agreements to Indemnify Parent Indemnitees
               11.2.1. Subject to the other provisions of this Section 11 and subject to Section 5.25, RMO hereby agrees to indemnify and hold harmless Parent, each Affiliate of Parent, their respective directors and officers, and their respective successors and assigns (collectively, “Parent Indemnitees”), from and against any and all liability, obligation, loss, Lien, damage, injury, cost and expense (including reasonable attorneys’ fees and costs and expenses related thereto) (collectively, “Losses”) suffered or incurred by any Parent Indemnitee arising from: (a) any material breach of any indemnity, covenant, representation or warranty of Shareholders contained in this Agreement, (b) any misrepresentation in the certificate delivered at the Closing pursuant to Section 8.2, (c) the Shareholders Plans, (d) all Taxes of the Companies and Subsidiaries (including Taxes of any other Person for which the Companies or Subsidiaries is liable under Treasury Regulation section 1.1502-6 or similar provision of foreign, state or local law) for periods (or portions thereof) ending on or prior to the Closing Date to the extent such Taxes exceed the Accrued Tax Liability; or (e) any Scheduled Claim, which claims the parties acknowledge and agree that Shareholders have acknowledged their duty to defend in accordance with Section 11.6.2 and, thereby, Shareholders have a right to control the defense of in accordance with the provisions of Section 11.6.2
               11.2.2. For all purposes of this Section 11, after the Closing, any Loss suffered or incurred by the Companies or Subsidiaries arising from any breach of any indemnity, covenant, representation or warranty by RMO referenced in Section 11.2.1 shall be deemed suffered and incurred by Parent for purposes of such Section 11.2.1, and Parent shall be entitled to seek indemnification under such Section 11.2.1 against RMO alone for any such Loss.

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          11.3. Agreements to Indemnify the Shareholders Indemnitees
     Subject to the other provisions of this Section 11, Parent hereby agrees to indemnify and hold harmless Shareholders, each Non-Company Affiliate, their respective directors and officers, and their respective successors and assigns (collectively, the “Shareholders Indemnitees”), from and against all Losses suffered or incurred by any Shareholders Indemnitee arising from: (a) any material breach of any indemnity, covenant, representation, or warranty of Parent contained in this Agreement, (b) any misrepresentation in the certificate delivered at the Closing pursuant to Section 9.2, or (c) any Income Taxes incurred as a result of any transaction engaged in by the Companies, Subsidiaries after the Closing.
          11.4. Recoveries
     The determination of the amount of any Loss for purposes of this Section 11 shall take into account the amount of insurance proceeds payable with respect thereto pursuant to any Third Party insurance policy, but only to the extent such amounts are actually paid to the Indemnified Party.
          11.5. Survival
          11.5.1. All claims by a Parent Indemnitee for indemnification pursuant to this Section 11 resulting from breaches of representations or warranties herein shall be forever barred unless Shareholders are notified:
               11.5.1.1. in the case of a claim based upon a breach of Section 5.4 with respect to any taxable period ending on or prior to the Closing Date, within the statutory period of limitations (including any extensions thereof), unless such claim is raised by the taxing authority by way of an offset against any claim or suit for refund by or on behalf of the Companies or Subsidiaries, or pursuant to the mitigation provisions contained in the Code or any applicable statutes, in which case a claim may be made within one (1) year after such offset or assessment; or
               11.5.1.2. in all other cases within eighteen (18) months after the Closing Date; provided that if written notice for a claim of indemnification has been given by Parent pursuant to Section 11.6.1 on or prior to the last day of the foregoing 18-month period, then the obligation of Shareholders to indemnify any Parent Indemnitee pursuant to this Section 11 shall survive with respect to such claim until such claim is finally resolved; provided, further, however, that claims based upon a breach of Section 5.2.1, Section 5.2.2, the first three sentences of Section 6.1, or Section 6.4 may be brought at any time within the statute of limitations that applies to such claim or claims.
          11.5.2. All claims by a Shareholders Indemnitee for indemnification pursuant to this Section 11 resulting from breaches of representations or warranties herein shall be forever barred unless Parent is notified within eighteen (18) months after the Closing Date; provided that if written notice for a claim of indemnification has been given by Shareholders on behalf of any Shareholders Indemnitee pursuant to Section 11.6.1 on or prior to the last day of the foregoing twelve (12) month period, then the obligation of Parent to indemnify any Shareholders Indemnitee pursuant to this Section 11 shall survive with respect to such claim until such claim is

48

finally resolved; provided, further, however, that claims based upon a breach of the first three sentences of Section 7.2 may be brought at any time within the statute of limitations that applies to such claim or claims.
          11.6. Notice and Defense of Actions
     The obligations and liabilities of each Indemnifying Party hereunder shall be subject to the following terms and conditions:
               11.6.1. Notice. Except with respect to any Scheduled Claim, the Indemnified Party shall give written notice to the Indemnifying Parties promptly after it becomes aware of any claim, action or proceeding (each, an “Action”) as to which indemnity may be sought under this Section 11; provided that in any event, the Indemnified Parties shall give written notice of an Action within thirty (30) days after being served with the related process or legal proceeding. Such notice shall state the nature and basis of such claims or events and the amounts thereof, to the extent known, and shall attach copies of any complaint, demand or arbitration notice received by the Indemnified Party. Such notice shall be given in accordance with Section 13.1. The failure of the Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of any obligation under this Section 11 only if and to the extent that such failure materially prejudices the ability of the Indemnifying Party to defend such Action, and such failure shall in no event relieve the Indemnifying Party of any liability that the Indemnifying Party may have to the Indemnified Party otherwise under this Section 11.
          11.6.2. Defense of Actions.
               11.6.2.1. (a) Except with respect to any Scheduled Claim, in the event that the Indemnifying Parties acknowledge in writing a duty to defend with respect to such Action, the Indemnifying Parties shall have the right, at their expense, to control the defense of any such Action. If the Indemnifying Parties wish to control the defense of such Action, they shall deliver written notice thereof to the Indemnified Parties within sixty (60) days after receipt of the notice described in Section 11.6.1. After such notice, the Indemnifying Parties shall engage independent internal or external legal counsel (and reasonably acceptable to the Indemnified Parties) to assume the defense of such Action; provided, however, that the Indemnified Party may also participate in such defense, at its own expense; and provided, further, that any Indemnifying Party shall not be entitled to assume the defense or control of any Action if (i) the Indemnifying Party fails to acknowledge its duty to defend as set forth in the preceding sentence, (ii) the Indemnified Party agrees, in writing, to assume the defense of such Action and forego any indemnity claimed under this Section 11, (iii) in the reasonable opinion of legal counsel for the Indemnified Party, such Action involves the potential imposition of a criminal liability on the Indemnified Party, its directors, officers, employees or agents, (iv) in the reasonable opinion of legal counsel for the Indemnified Party, an actual or potential conflict of interest exists where it is advisable for such Indemnified Party to be represented by separate legal counsel, or (v) with respect to Parent only, failure to stay the enforcement of such Action will result in the imminent risk of sale, forfeiture or loss of all or any material portion of the Assets or a material disruption in the operation of the acquired business. In the circumstances identified in the foregoing subsections 11.6.2(a)(i) through (v), the Indemnified Party shall be entitled to control and assume responsibility for the defense of such Action, at the cost and expense of the

49

Indemnifying Party. The Indemnifying Party may, in any event, participate in such proceedings at its own cost and expense.
                    (b) With respect to any Scheduled Claim, Shareholders shall have the right and obligation, at its expense, to control the defense of such Scheduled Claim. Parent also may participate in such defense, at its own expense. Shareholders shall have the right to select and engage internal or external legal counsel (which shall be reasonably acceptable to Parent if selected and engaged after the date of this Agreement) to assume the defense of such Scheduled Claim. From and after the Effective Date, the cost of the defense of all Scheduled Claims and any claims that arise or are filed between the Effective Date and the Closing Date shall be borne by the Parent provided, however, the cost of the defense of any claims that arise after the date of this Agreement, but before the Closing Date, shall be borne by Shareholders.
               11.6.2.2. The Indemnifying Party, in the defense of any such Action, shall have the right in its sole discretion to settle such Action only if (a) settlement involves only the payment of money and execution of appropriate releases of the Indemnified Party and its Affiliates, as the case may be, (b) there is no finding or admission of any violation of Law or violation of the rights of any Person by the Indemnified Party or its Affiliates, as the case may be, and (c) the Indemnified Party or its Affiliates, as the case may be, will have no liability with respect to such compromise or settlement. Otherwise, no such Action shall be settled or agreed to without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned). If the Indemnified Party withholds, delays or conditions its consent in an unreasonable manner, the Indemnified Party shall not be entitled to indemnification under this Section 11 for any Loss in excess of the amount for which the Action could reasonably have been compromised but for such withholding, delay or conditioning of consent.
               11.6.2.3. Except with respect to any Scheduled Claim, in the event that the Indemnifying Parties shall not agree in writing to assume the defense of such Action or in the event the Indemnified Party assumes control of such Action pursuant to Section 11.6.2, the Indemnified Parties may engage internal or external legal counsel acceptable to them to assume the defense and may contest, pay, settle or compromise any such Action on such terms and conditions reasonably acceptable to the Indemnified Parties. If the Indemnifying Parties are obligated to indemnify the Indemnified Parties in respect to such Action under this Agreement, the fees and expenses of such counsel retained by the Indemnified Parties shall constitute litigation expenses subject to indemnification under this Section 11.
               11.6.2.4. In the defense of any Action, regardless of who is in control, the Indemnified Parties and the Indemnifying Parties shall fully cooperate in good faith in connection with such defense and shall cause their legal counsel, accountants and Affiliates to do so, and shall make available to the other party all relevant books, records, and information (in such Person’s control) during normal business hours, and shall furnish to each other, at the Indemnifying Party’s expense, such other assistance as the other party may reasonably require in connection with such defense.

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          11.7. Exclusive Remedy
     Except for remedies that cannot be waived as a matter of law and remedies available for breaches under Section 13.2, the indemnification obligations under this Section 11 shall be the sole and exclusive remedies of the parties hereto with respect to any breach of any representation, warranty, covenant, indemnity, or agreement under this Agreement or any certificate delivered pursuant hereto by any party hereto, except that nothing contained herein shall be construed as limiting or impairing the rights and remedies that the parties hereto may have at equity for injunctive relief and specific performance, including such equitable remedies with respect to enforcement of rights and obligations under Sections 2, 3.4.2, 4.3, 4.4 and 4.5.
          11.8. Treatment
     All indemnification payments under this Agreement shall be treated as adjustments to the Merger Consideration.
12. TERMINATION
          12.1. Method of Termination
     This Agreement constitutes the binding and irrevocable agreement of the parties hereto to consummate the transactions contemplated hereby subject to the terms and conditions contained herein, the consideration for which is the covenants set forth in Sections 2, 3 and 4, and expenditures and obligations incurred and to be incurred by Parent, on the one hand, and by Shareholders, the Companies, and Subsidiaries, on the other hand, in respect of this Agreement, and this Agreement may be terminated or abandoned only as follows:
          12.1.1. By the unanimous written consent of Shareholders and Parent, notwithstanding prior approval (if any) by the board of directors of either Parent or the Companies;
          12.1.2. If any condition to the Closing under Sections 8 and 9 has not been satisfied (or waived) by 5:00 p.m. on the one (1) year anniversary of the Effective Date or at such other time and date as may be mutually agreed upon by the parties in writing, Shareholders may terminate this Agreement by written notice given to Parent if Shareholders has neither (a) proximately contributed to the occurrence of the failure to satisfy the conditions set forth in Sections 8 and 9 by such date, nor (b) failed to use its commercially reasonable efforts to satisfy the conditions set forth in Sections 8 and 9;
          12.1.3. If any condition to the Closing under Sections 8 and 9 has not been satisfied (or waived) by 5:00 p.m. on the one (1) year anniversary of the Effective Date or at such other time and date as may be mutually agreed upon by the parties in writing, Parent may terminate this Agreement by written notice given to Shareholders and the Companies if Parent has neither (a) proximately contributed to the occurrence of the failure to satisfy the conditions set forth in Sections 8 and 9 by such date, nor (b) failed to use its commercially reasonable efforts to satisfy the conditions set forth in Sections 8 and 9; or

51

          12.1.4. By either Shareholders or Parent if (a) there shall be any Law that makes consummation of the transactions contemplated herein illegal or otherwise prohibited; or (b) any judgment, injunction, order or decree permanently enjoining any of the parties hereto from consummating the transactions contemplated herein is entered and such judgment, injunction, order or decree shall become final and non-appealable.
          12.1.5. By Shareholders at any time during the five (5) day period ending two (2) calendar days before the Closing Date, if:
(i)	the Average Closing Price is less than $9.49; and

(ii)	(A) the number obtained by dividing the Average Closing Price by $9.49 shall be less than (B) the number obtained by dividing the Index Price on the Walkaway Determination Date by the Index Price on the Starting Date and subtracting 0.20 from such quotient.
     If Shareholders elect to exercise this termination right, RMO shall give written notice to be received by Parent no later than one day following the Walkaway Determination Date; provided that, such notice of termination may be withdrawn by Shareholders at any time prior to two calendar days before the Closing Date. For five days after receipt of such a notice, Parent shall have the irrevocable right to increase the number of shares of Parent Common Stock being issued to Shareholders hereunder so that the Share Consideration Value is equal to the Merger Consideration less the Assumed Debt. If Parent makes this election, it shall give written notice to Shareholders of such election and the revised number of shares of Parent Common stock being issued hereunder. In such event, no termination will occur pursuant to this Section 12.1.5, and this Agreement shall remain in effect in accordance with its terms (except that the number of shares of Parent Common Stock being issued to Shareholders hereunder shall have been so modified), and any reference in this Agreement to the issuance of shares of Parent Common Stock to Shareholders shall be deemed to refer to the share issuance after giving effect to the adjustment made pursuant to this Section.
     If Parent declares or affects a stock dividend, reclassification, recapitalization, split-up, combination or similar transaction between the Starting Date and the Walkaway Determination Date (or establishes a record date in respect thereof), the price of Parent Common Stock shall be appropriately adjusted for the purposes of applying this Section.
     Notwithstanding anything in this Section 12.1 to the contrary, no party hereto that is in breach of a material obligation under this Agreement shall be entitled to terminate this Agreement except with the prior written consent of the other party hereto. In the event the Shareholders exercise their right to terminate this Agreement pursuant to this Section 12.1.5 then RMO shall pay Parent One Hundred Thousand Dollars ($100,000) as consideration for such termination.
          12.2. Procedure and Effect of Termination
          12.2.1. In the event of a termination by any party pursuant to and in accordance with Section 12.1, such terminating party shall give prompt written notice thereof as provided

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therein to the other party, and the transactions contemplated hereby shall be abandoned and terminated, without further action by any of the parties hereto, except as provided in Section 12.2.1.
          12.2.2. In the event of a termination pursuant to Section 12.1:
               12.2.2.1.   All filings, applications and other submissions relating to the consummation of the transactions contemplated herein shall, to the extent practicable, be withdrawn from the Governmental Authority or other Person to which made; and
               12.2.2.2.   No party hereto, or any of its Affiliates, nor any shareholder, member, partner, director, officer, employee, or agent of any such party or any of its Affiliates, shall have any liability or further obligation to any other party hereto or any of its Affiliates, nor to any shareholder, member, partner, director, officer, employee, or agent of such other party or any of its Affiliates pursuant to this Agreement, except (a) that the provisions of Sections 3.4.2, 12.2, 13.2, and 13.3 (and associated defined terms) shall survive any such termination and not be extinguished thereby, provided that the provisions of Section 3.4.2 shall terminate on the later of the second anniversary of such termination or the date the Confidential Information loses its status as a trade secret or no longer qualify as confidential under applicable Law; and (b) any party hereto nevertheless shall be entitled to seek any remedy to which it may be entitled at law or in equity for the violation or breach by the other party hereto of any agreement, covenant, indemnity, representation or warranty contained in this Agreement that occurs prior to the termination.
13. GENERAL PROVISIONS
          13.1. Notices
     All notices, demands and requests hereunder by any party hereto to the other party hereto shall be in writing, and shall be delivered by hand, nationally recognized overnight courier, facsimile, or registered or certified mail, return receipt requested, first class postage prepaid, addressed as follows:
13.1.1. If to Shareholders:
Richard M. Osborne
8500 Station St., Suite 113
Mentor, OH 44060
Facsimile No. (440) 255-8645
and copies to legal counsel to Shareholders:
Dworken & Bernstein Co., LPA
60 South Park Place
Painesville, OH 44077
Attn: Melvyn E. Resnick and Jodi Littman Tomaszewski
Facsimile No.: (440) 352-3469

53

13.1.2. If to Parent:
Energy West Incorporated
P.O. Box 2229
Great Falls, MT 59403
Attn: Kevin Degenstein, President and Chief Operating Officer
Facsimile No.: (406) 791-7560
and copies to legal counsel to Parent:
Kohrman, Jackson & Krantz., PLL
1375 E. Ninth Street
One Cleveland Center
Twentieth Floor
Cleveland, Ohio 44114
Attn: Marc Krantz
Facsimile No.: (216) 621-6536
and
McCarthy, Lebit, Crystal & Liffman Co., L.P.A.
101 West Prospect Avenue, Suite 1800
Cleveland, Ohio 44115-1088
Attn: Kenneth B. Liffman
Facsimile No. (216) 696-1210
          13.1.3. If delivered by hand or nationally recognized overnight courier, the day on which a notice, demand or request is delivered shall be the date on which such delivery is made, if delivered by facsimile, the day upon which sender receives from its facsimile machine the correct answerback of the addressee and confirmation of uninterrupted transmission by a transmission report or the recipient confirming by telephone to the sender that the recipient has received the facsimile message shall be the date on which such delivery is made (provided a hard copy of such transmission is dispatched by first class mail within 48 hours), and, if delivered by mail, the day on which such notice, demand or request is received shall be the date of delivery; provided that a notice given in accordance with this Section 13.1 but received on any day other than a Business Day or after business hours in the place of receipt, will be deemed to be received on the next Business Day in that place.
          13.1.4. Any party hereto may change its address or facsimile number specified for notices herein by designating a new address or facsimile number for notices by notice to the other party in accordance with this Section 13.1.
          13.2. Brokers
               13.2.1. Parent represents and warrants to Shareholders and the Companies that no investment banker, broker or finder has acted for Parent in connection with this

54

Agreement or the transactions. Parent hereby agrees to indemnify and hold harmless Shareholders, the Companies, and Subsidiaries and their respective Affiliates against any fee, loss or expense arising out of any claim by any investment banker, broker or finder employed or alleged to have been employed by Parent or any of its Affiliates in connection with this Agreement or the transactions contemplated herein.
               13.2.2. Shareholders represent and warrant to Parent that no investment banker, broker or finder has acted for Shareholders, the Companies, or Subsidiaries or any of their Affiliates in connection with this Agreement or the transactions contemplated herein. Shareholders hereby agree to indemnify and hold harmless Parent, any Affiliate of Parent, and, after the Closing, the Companies, and Subsidiaries against any fee, loss or expense arising out of any claim by any investment banker, broker or finder employed or alleged to have been employed by Shareholders, the Companies, Subsidiaries or any of their Affiliates in connection with this Agreement or the transactions contemplated herein.
          13.3. Expenses
     All expenses incurred by a party hereto in connection with or related to the authorization, preparation, negotiation and execution of this Agreement and the Closing of the transactions contemplated hereby, including all fees and expenses of agents, representatives, legal counsel, accountants and other technical consultants employed by such party, shall be borne solely and entirely by the party that has incurred the same (except as otherwise expressly provided herein), and provided that all expenses incurred by Shareholders shall be paid by Shareholders, as opposed to the Companies or Subsidiaries.
          13.4. Further Assurances
     Each party covenants that at any time, and from time to time, after the Closing, it will execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.
          13.5. Attribution of Knowledge
     With respect to any representation or warranty set forth in this Agreement or any other agreements, certificates or instruments delivered pursuant hereto that is expressly qualified by: (a) the phrase “to the knowledge of Shareholders” or “to the best knowledge of Shareholders” and variations thereof when used with respect to Shareholders shall refer to matters actually known, and not constructively known, to any of the individuals listed on Schedule 13.5(a); and (b) the phrase “to the knowledge of Parent” or “to the best knowledge of Parent” and variations thereof when used with respect to Parent shall refer only to matters actually known, and not constructively known, to any of the individuals listed on Schedule 13.5(b). Without limiting the foregoing, a matter shall be deemed to be “actually known” by an individual listed on Schedule 13.5 if such individual has received written notice of such matter.

55

          13.6. Waiver
     Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the other party to whom such compliance is owed. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.
          13.7. Assignment; Binding Effect; No Third-Party Beneficiaries
     Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any party hereto without the prior written consent of the other party hereto, and any such assignment without such prior written consent shall be null and void, except that Parent may assign this contract to its parent company without Shareholders’ or the Companies’ consent, but in such case Parent shall provide Shareholders and the Companies with written notice of such assignment. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. No provision of this Agreement or any agreement referenced herein shall create a third-party beneficiary relationship or otherwise confer any benefit, entitlement or right upon any Person other than the parties to this Agreement or such referenced agreement, as the case may be, except for Sections 11.2 and 11.3, which are intended to benefit and be enforceable by any of the Parent Indemnitees or the Shareholders Indemnitees, respectively.
          13.8. Headings
     The section and other headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement. References to any “Section” herein (such as “Section 5”) shall be construed to include a reference to all subsections thereunder (i.e., 5.1, 5.1.1, ... 5.5, 5.6 ... etc).
          13.9. Entire Agreement
     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter herein and supersedes and cancels any prior agreements, representations, warranties, or communications, whether oral or written, between the parties hereto relating to the transactions contemplated hereby or the subject matter herein.
          13.10. Modifications
     Neither this Agreement nor any provision hereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such modification, amendment, change, waiver, discharge or termination is sought.

56

          13.11. Governing Law
     This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regards to the principles of conflicts of laws thereof.
          13.12. Severability
     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
          13.13. Counterparts
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution by facsimile signature shall be deemed to be, and shall have the same effect as, execution by original signature.
          13.14. Exhibits and Schedules Incorporated
     All Exhibits and Schedules attached hereto are incorporated herein by reference. The section numbers in the Schedules correspond to the section numbers in this Agreement; provided, however, that any information disclosed in the Schedules under any section number shall be deemed to be disclosed and incorporated in any other section of this Agreement where such disclosure is made with such specificity, or in such a context, that it is reasonably apparent that such disclosure is applicable to such other section numbers. Prior to the Closing Date, Shareholders shall supplement or amend the Schedules with respect to any matter relating to the subject matter thereof hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Schedules. No supplement or amendment of any Schedule made pursuant to this Section 13.14 shall be deemed to cure any breach of, or expand or limit the scope of, or otherwise modify or affect any representations or warranty made in this Agreement unless the parties agree thereto in writing unless the omitted item is an obligation, liability or other matter which occurred or was incurred by the Companies or the Subsidiaries in the Ordinary Course of Business.
          13.15. Joint Preparation
     The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

57

          13.16. Performance by Affiliates
     Any obligation of any party hereto owed to any other party hereto under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such party, shall be deemed to have been performed, satisfied or fulfilled by such party.
          13.17. Consent to Jurisdiction; Waivers of Trial by Jury
     Each party irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or for recognition and enforcement of any judgment in respect hereof or thereof brought by another party hereto or its successors or assigns may be brought and determined in the United States District Court, Northern District of Ohio and each party hereby irrevocably submits with regard to any action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth in Section 13 shall be effective service of process for any action, suit or proceeding with respect to any matters to which it has submitted to jurisdiction in this Section 13.17. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.
          13.18. Shareholder Obligations
     Each party irrevocably agrees that Howell, Rigo, Whelan and Smith shall have no liability under this Agreement in regard to any breach of a representation or warranty or covenant. Where in this Agreement provision is made for an action to be taken or not taken by Shareholders, RMO shall cause Shareholders to take or not take such action, as the case may be.
[Signatures On The Following Page]

58

     IN WITNESS WHEREOF, each party hereto has caused this Agreement and Plan of Merger to be executed on its behalf, all as of the day and year first above written.

The Companies:

LIGHTNING PIPELINE CO., INC.

/s/ Richard M. Osborne Richard M. Osborne, Chairman of the Board

GREAT PLAINS NATURAL GAS COMPANY

/s/ Richard M. Osborne Richard M. Osborne, Chairman of the Board

BRAINARD GAS CORP.

/s/ Richard M. Osborne Richard M. Osborne, Chairman of the Board

Shareholders:

/s/ Richard M. Osborne Richard M. Osborne, Trustee

/s/ Rebecca Howell Rebecca Howell

/s/ Stephen G. Rigo Stephen G. Rigo

/s/ Marty Whelan Marty Whelan

/s/ Thomas J. Smith Thomas J. Smith

59

 Parent:

ENERGY WEST, INCORPORATED
By:	/s/ Kevin J. Degenstein
Kevin J. Degenstein, President

60

EXHIBIT A
to
Agreement and Plan of Merger
Form of Shareholders’ Closing Certificate
[TO COME]

A-1

EXHIBIT B
to
Agreement and Plan of Merger
Form of Parent’s Closing Certificate
[TO COME]

B-1

Annex B

Annex B

AGREEMENT AND PLAN OF MERGER
by and among
Energy West, Incorporated
An Acquisition Subsidiary
and
Great Plains Land Development Company, LTD.
and
Richard M. Osborne, Trustee
Dated as of June 29, 2009

1.	DEFINITIONS	1

	1.1. Defined Terms	2
	1.2. Construction of Certain Terms and Phrases	9

2.	THE MERGERS	9

	2.1. The Merger	9
	2.2. The Closing	10
	2.3. Effective Time	10
	2.4. Effects of Merger	10
	2.5. Articles of Organization of the Surviving Corporation	10
	2.6. Operating Agreement of the Surviving Corporation	10
	2.7. Directors and Officers of the Surviving Corporation	10
	2.8. Effect on Company Interests	11
	2.9. Change in Interests	11
	2.10. Exchange Procdures	12
	2.11. No Further Ownership Rights or Claims Relating to Company Interests	12
	2.12. No Fractional Shares of Parent Common Stock	12
	2.13. Lost Certificates	12
	2.14. Withholding Rights	12
	2.15. Further Assurances	13
	2.16. Unit Transfer Books	13

3.	PRE-CLOSING COVENANTS AND UNDERTAKINGS	13

	3.1. Satisfaction of Closing Conditions	13
	3.2. Conduct of the Business of the Company and Subsidiaries Prior to Closing	13
	3.3. Consents and Approvals	15
	3.4. Access, Information and Confidentiality	16
	3.5. Delivery of Financial Statements	17
	3.6. Public Announcements	17

4.	ADDITIONAL AGREEMENTS	18

	4.1. Tax Matters	18
	4.2. Employee and Benefit Matters	20
	4.3. Guaranties or Bonds	21
	4.4. Agreement Not to Solicit Employees	21
	4.5. Insurance Claims	21

5.	REPRESENTATIONS AND WARRANTIES OF RMO REGARDING THE COMPANY	22

	5.1. Organization and Good Standing of the Company; Foreign Qualifications	22
	5.2. Capitalization of the Company	22
	5.3. Financial Statements; Undisclosed Liabilities	23

i

	5.4. Taxes	23
	5.5. Tangible Personal Property	23
	5.6. Agreement Related to Other Instruments; Consents	24
	5.7. Absence of Changes	24
	5.8. Material Claims	25
	5.9. Permits; Compliance With Laws	25
	5.10. Real Property	25
	5.11. Intellectual Property; Software	27
	5.12. Material Contracts	27
	5.13. Labor Matters	29
	5.14. ERISA and Related Matters	29
	5.15. Guaranties or Bonds	29
	5.16. Employees	30
	5.17. Environmental Matters	30
	5.18. Insurance Coverage	31
	5.19. Governmental Filings: No Violations	31
	5.20. Accounts Receivable	32
	5.21. Gratuitous Payments	32
	5.22. Disclosures	33
	5.23. Litigation	33
	5.24. Brokers and Finders	33
	5.25. Regulatory Proceedings	33

6.	REPRESENTATIONS AND WARRANTIES OF RMO REGARDING THE COMPANY, AND THE COMPANY INTERESTS	33

	6.1. Power and Authority; Enforceability	34
	6.2. No Violation or Conflict by RMO or the Company	34
	6.3. RMO and the Company Governmental Approvals	34
	6.4. Title to the Company Interests	34
	6.5. Litigation Against RMO or the Company	35
	6.6. Taxes	35
	6.7. Investment	35

7.	REPRESENTATIONS AND WARRANTIES OF PARENT	36

	7.1. Organization and Standing	36
	7.2. Corporate Power and Authority; Enforceability	36
	7.3. No Violation or Conflict by Parent	36
	7.4. Parent Governmental Approvals	36
	7.5. Litigation Against Parent	37
	7.6. Purchase for Investment	37
	7.7. Knowledge of Inaccuracies	37
	7.8. Investigations	38

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT	38

	8.1. Representations True at the Closing	38
	8.2. Covenants of RMO	38

	8.3. No Injunction, Etc.	38
	8.4. Consents, Approvals and Waivers	38
	8.5. Absence of Material Adverse Effect	39
	8.6. Consummation of Mergers pursuant to Other Merger Agreement	39

9.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF RMO AND THE COMPANY	39

	9.1. Representations True at Closing	39
	9.2. Covenants of Parent	39
	9.3. No Injunction, Etc.	39
	9.4. Consents, Approvals and Waivers	40
	9.5. Consummation of Mergers pursuant to Other Merger Agreement	40

10.	TRANSACTIONS AT CLOSING	40

	10.1. Transactions at Closing	40

11.	SURVIVAL OF REPRESENTATION AND WARRANTIES; INDEMNIFICATION	41

	11.1. Survival of Representations, Warranties and Agreements	42
	11.2. Agreements to Indemnify Parent Indemnitees	42
	11.3. Agreements to Indemnify the Shareholder Indemnitees	42
	11.4. Recoveries	43
	11.5. Survival	43
	11.6. Notice and Defense of Actions	43
	11.7. Exclusive Remedy	45
	11.8. Treatment	45

12.	TERMINATION	46

	12.1. Method of Termination	46
	12.2. Procedure and Effect of Termination	46

13.	GENERAL PROVISIONS	47

	13.1. Notices	47
	13.2. Brokers	48
	13.3. Expenses	49
	13.4. Further Assurances	49
	13.5. Attribution of Knowledge	49
	13.6. Waiver	49
	13.7. Assignment; Binding Effect; No Third-Party Beneficiaries	50
	13.8. Headings	50
	13.9. Entire Agreement	50
	13.10. Modifications	50
	13.11. Governing Law	50
	13.12. Severability	50
	13.13. Counterparts	51
	13.14. Exhibits and Schedules Incorporated	51

13.15. Joint Preparation	51
13.16. Performance by Affiliates	51
13.17. Consent to Jurisdiction; Waivers of Trial by Jury	51

LIST OF EXHIBITS

Exhibit A	Form of RMO’s and the Company’s Closing Certificate

Exhibit B	Form of Parent’s Closing Certificate

v

LIST OF SCHEDULES

The Schedules of the Other Merger Agreement and this Agreement shall be the same.

Schedule 3.2(j)	Pre-Closing Employee Payment Issues

Schedule 3.2(k)	Pre-Closing Company and Non-Company Affiliate Agreements

Schedule 4.2.1	The Company’s Employees

Schedule 4.2.2	NEO and Orwell Vacation and Sick Leave Policy

Schedule 5.2.1	Ownership of Company Interests

Schedule 5.3.1	Financial Statements

Schedule 5.3.2.1	Assumed Debt

Schedule 5.3.2.2	Undisclosed Liabilities

Schedule 5.4	Taxes

Schedule 5.5.1	Tangible Personal Property

Schedule 5.5.2	Company’s Procedure to Collect Accounts Receivable

Schedule 5.7	Absence of Changes

Schedule 5.8	Material Claims

Schedule 5.9	Permits; Compliance with Laws

Schedule 5.10.1	Owned Real Property

Schedule 5.10.2	Leased Real Property

Schedule 5.10.3	Real Property Matters

Schedule 5.11.1	Intellectual Property

Schedule 5.11.2(a)	The Company’s Software

Schedule 5.11.2(b)	Non-Company Affiliates’ Software

Schedule 5.12	Material Contracts

Schedule 5.13	Labor Matters

Schedule 5.14	ERISA and Related Matters

Schedule 5.15	Guaranties or Bonds

Schedule 5.16	Employees

Schedule 5.17	Environmental Compliance

Schedule 5.18	Insurance Coverage

Schedule 5.19	Government Filings

Schedule 5.20	Accounts Receivable

Schedule 6.2	No Violation or Conflict by RMO or the Company

Schedule 6.4	Title to the Company Interests

Schedule 6.5	Litigation Against RMO or the Company

Schedule 7.3	No Violation or Conflict by Parent

Schedule 7.4	Parent Governmental Approvals

Schedule 13.5(a)	Attribution of Knowledge for RMO

Schedule 13.5(b)	Attribution of Knowledge for Parent

AGREEMENT AND PLAN OF MERGER
     THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is entered into as of this 29th day of June, 2009 (the “Effective Date”), by and among Energy West, Incorporated, a corporation incorporated under the laws of the State of Montana (“Parent”), one-to-be-formed wholly-owned Ohio subsidiary limited liability company of Parent (the “Acquisition Sub”), Great Plains Land Development Company, LTD, an Ohio limited liability company (“GPL” or the “Company”), and RICHARD M. OSBORNE, TRUSTEE (“RMO” or the “Member”) of the Richard M. Osborne Trust, the sole member of GPL.
W I T N E S S E T H:
     WHEREAS, the Member owns one hundred percent (100%) of the outstanding limited liability company membership interests or units of GPL (the “Company Interests”);
     WHEREAS, Parent is a regulated utility company whose service area includes Montana, Wyoming, Maine, and North Carolina;
     WHEREAS, Parent has entered into a merger agreement as of even date herewith with Lightning Pipeline Company, Inc. (“Lightning”), Great Plains Natural Gas Company (“Great Plains”) and Brainard Gas Corp. (“BGC”), each an affiliate of GPL (the “Other Merger Agreement”);
     WHEREAS, GPL leases its real estate to a subsidiary of Great Plains; and
     WHEREAS, Board of Directors of Parent and the sole Member of the Company have determined that a business combination between Parent and the Company is fair to and in the best interests of their respective stockholders/member and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits, and accordingly have agreed to effect a business combination under the terms and subject to the conditions set forth in this Agreement, have approved this Agreement and have declared this Agreement and the Merger advisable;
     WHEREAS, in furtherance of the foregoing, the Board of Directors of Parent and the sole Member of the Company have approved this Agreement and the Merger, upon the terms and subject to the conditions of this Agreement, pursuant to which the Company Interests issued and outstanding immediately prior to the Effective Time will be converted into the right to receive shares of common stock, par value $0.15 per share, of Parent (“Parent Common Stock”)as set forth in Section 2.
     NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreement set forth in this Agreement, and intending to be legally bound hereby, the parties agree as follows:
1. DEFINITIONS

     1.1. Defined Terms.
     As used herein, the following terms shall have the following meanings unless the context otherwise requires:
     “Accounts Receivable” means any and all accounts receivable of the Company, as the term “accounts receivable” is understood under GAAP.
     “Accrued Tax Liability” means the aggregate amount of Tax liabilities (including deferred Taxes) of the Company as reflected on the Closing Date balance sheet.
     “Action” has the meaning set forth in Section 11.6.1.
     “Affiliate” means (a) with respect to RMO and the Company; and (b) with respect to any other Person, any Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person. For purposes of this definition and this Agreement, the Company shall be deemed to be an Affiliate of the Member prior to the Closing and an Affiliate of Parent from and after the Closing.
     “Agreement” has the meaning set forth in the Preamble.
     “Articles of Merger” has the meaning set forth in Section 2.3.
     “Assets” means all of the assets, rights, interests, contract rights, accounts, claims, credits, franchises and properties of the Company, whether real, personal, tangible or intangible.
     “Assumed Debt” means all long term debt obligations, including loans from RMO, of the Company, incurred in the Ordinary Course of Business, as reflected on the balance sheet of the Company for the month preceding the Closing; provided that if the Assumed Debt at Closing does not exceed $884,366.97.
     “Average Closing Price” means the average of the closing prices per share of the Parent Common Stock as reported on Nasdaq for the twenty (20) consecutive trading days ending seven (7) calendar days before the Closing Date.
     “Benefit Plan” means: (a) each “employee benefit plan,” as such term is defined in Section 3(3) of ERISA, (b) each plan that would be an “employee benefit plan”, as such term is defined in Section 3(3) of ERISA, if it was subject to ERISA, such as foreign plans and plans for directors, (c) each unit bonus, unit ownership, option, unit purchase, membership unit appreciation rights, phantom unit, or other unit plan (whether qualified or nonqualified), and (d) each bonus or incentive compensation plan; provided, however, the term “Benefit Plan” shall not include (i) routine employment policies and procedures or payroll plans developed and applied in the ordinary course of business and consistent with past practice, including wage, vacation, holiday, and sick or other leave policies, (ii) workers’ compensation insurance, and (iii) directors’ and officers’ liability insurance.
     “Business Day” means any day excluding Saturday, Sunday and any day that is a legal holiday in the State of Ohio.

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     “CERCLA” has the meaning given to it in the definition of “Environmental Law.”
     “Closing” has the meaning set forth in Section 2.2.
     “Closing Date” has the meaning set forth in Section 2.2.
     “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Treasury Regulations”).
     “Company” has the meaning set forth in the Preamble.
     “Company Interests” has the meaning set forth in the Preamble.
     “Company’s Employees” has the meaning set forth in Section 4.2.1.
     “Company Insurance Policies” means policies of insurance with insurance carriers and contractual arrangements with insurance adjusters maintained by the Company or by any Non-Company Affiliate that covers the Company or Member prior to the Closing.
     “Company Plans” means each Benefit Plan (other than the Member Plans) that is sponsored or maintained as of the date of this Agreement by the Company, for the benefit of any of its current or former manager, members, officers or employees.
     “Confidential Information” means (a) all information concerning a party hereto and/or its Affiliates furnished to another party hereto or any director, member, officer, employee, agent, advisor, or other representative (a “Representative”) of such receiving party or any of its Affiliates in writing, orally or electronically by such disclosing party or any Representative of such disclosing party or any of its Affiliates in connection with this Agreement or the transactions contemplated herein, whether before or after the date hereof, including, but not limited to, any such information (i) concerning the business, financial condition, operations, products, services, assets, customers, forecasts and/or liabilities of such disclosing party and/or its Affiliates, (ii) which relates to technologies, intellectual property or capital, models, concepts, or ideas of such disclosing party and/or its Affiliates, (iii) of third parties that such disclosing party and/or its Affiliates is required under applicable Law or contracts to keep confidential, or (iv) that has been clearly identified as confidential; and (b) terms and conditions of this Agreement and any other agreement entered into pursuant hereto, the fact that the parties hereto have entered into this Agreement, and that this Agreement exists; provided, however, the term “Confidential Information” shall not include information that: (i) is already known or in the possession of such receiving party at the time of disclosure, as evidenced by such receiving party’s written documentation, unless received or obtained as confidential information; (ii) becomes subsequently available to such receiving party on a non-confidential basis from a source not known or reasonably suspected by such receiving party to be bound by a confidentiality agreement or secrecy obligation owed to such disclosing party; (iii) is or becomes generally available to the public other than as a result of a breach of Section 3.4.2 by such receiving party or any Representative of such receiving party or any of its Affiliates; or (iv) is independently developed by such receiving party without use, directly or indirectly, of Confidential Information of such disclosing party, as evidenced by such receiving party’s written documentation; provided further, however, if only a portion of the Confidential Information falls

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under one of the foregoing exceptions, then only that portion shall not be deemed Confidential Information.
     “Consolidated” means: (i) with respect to the financial statement(s) of the Company and any Affiliates, the presentation of the results of operations and the financial position of the Company and the Affiliates essentially as if the Company and the Affiliates were a single company with one or more branches or divisions; and (ii) with respect to any financial item(s) of the Company and the Affiliates, the presentation of such item(s) essentially as if the Company and the Affiliates were a single company with one or more branches or divisions, in each case as determined in accordance with GAAP (whether or not the Company and the Affiliates would in fact be Consolidated under GAAP).
     “Consolidated Income Tax Returns” means any Income Tax Returns filed for any consolidated, combined or unitary group of corporations under federal, state or local laws, the common parent of which is RMO.
     “Contract” means any legally binding obligation or agreement (other than a Benefit Plan) to which the Company is a party, whether or not reduced to writing, and specifically including but not limited to any note, bond, mortgage, lease of real or personal property, license agreement, construction contract, subcontract, engineering contract, guarantee, suretyship agreement, pledge agreement, indemnity, joint venture or partnership agreement, confidentiality agreement, non-competition agreement, insurance contract, employment agreement or other contract or agreement.
     “Control” means (a) possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through the ownership of voting securities, as a trustee or executor, by contract or credit arrangement or otherwise, or (b) the ownership of more than fifty percent (50%) of the equity interest in a Person.
     “Deductible” has the meaning set forth in Section 11.5.
     “Default” shall mean (a) a material breach or default, or (b) the occurrence of an event that with the passage of time or the giving of notice or both would constitute a material breach or default.
     “DOJ” means the United States Department of Justice.
     “Dollar” or “$” means the lawful currency of the United States.
     “Effective Time” has the meaning set forth in Section 2.3.
     “Environmental Law” means any federal, state, provincial or local law, statute, ordinance, rule, regulation, or order relating to the protection of the environment, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.) (“CERCLA”), the Hazardous Material Transportation Act (49 U.S.C. § 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.),

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the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), and the Safe Drinking Water Act (42 U.S.C. § 300 et seq.), as amended or supplemented, that is in effect on the Closing Date.
     “Exchange Ratio” has the meaning set forth in Section 2.8(a).
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
     “FERC” means the United States Federal Energy Regulatory Commission.
     “Financial Statements” means the Year-End Financial Statements.
     “FIRPTA Certificate” means a certificate, as described in Treasury Regulation Section 1.1445-2(b)(2), which is signed under penalties of perjury by RMO, and which (i) certifies that RMO is not “foreign persons,” as defined in Treasury Regulation Section 1.1445-2(b)(2), and (ii) provides RMO’s name, identifying number (as defined in Section 6109 of the Code), and office address.
     “FTC” means the United States Federal Trade Commission.
     “GAAP” means generally accepted accounting principles as recognized by the American Institute of Certified Public Accountants, as in effect from time to time.
     “Governmental Authority” means any nation, province, state, county, municipality and any other political subdivision of any of the foregoing, and any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, including MPSC, WPSC, PPUC, FERC, FTC, DOJ, PUCO, SEC and IRS.
     “Guaranty or Bond” means any guaranty, letter of credit, surety bond and any other similar material agreement or arrangement pursuant to which RMO or one or more Non-Company Affiliates has obligations with respect to any obligations of the Company, and any security or collateral furnished in connection with any such guaranty, letter of credit, surety bond or other similar agreement or arrangement.
     “Hazardous Substance” means and includes each substance designated as a hazardous waste, hazardous substance, hazardous material, pollutant, contaminant or toxic substance under any Environmental Law and any petroleum hydrocarbons.
     “Income Tax” means any Taxes imposed on, or measured by, net income.
     “Income Tax Returns” means any Tax Returns relating to Income Taxes.
     “Indemnified Party” means any Person seeking indemnification from another Person pursuant to Section 11.
     “Indemnifying Party” means any Person against whom a claim for indemnification is asserted pursuant to Section 11.

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     “Index Price” on a given date means the closing value on such date of the American Gas Stock Index as maintained by the American Gas Association.
     “Intellectual Property” means the following intellectual property rights, including both statutory and common law rights, if applicable: (a) copyrights and registrations for copyrights, (b) trademarks, service marks, trade names, slogans, domain names, logos, symbols, and trade dress, and registrations and applications for registrations thereof, and (c) trade secrets and confidential information, including ideas, designs, concepts, compilations of information, methods, techniques, procedures, processes and other know-how, whether or not patentable.
     “IRS” means the United States Internal Revenue Service.
     “Law” means any law, statute, code, ordinance, regulation, order, reporting or licensing requirement, or rule, including those promulgated, interpreted or enforced by any Governmental Authorities.
     “Lien” means any mortgage, pledge, lien, security interest, hypothecation, conditional sale agreement, restriction, option, defect in title, easement, encumbrance, charge, or other similar title exception; provided, however, that the term “Lien” shall not include (a) liens for current Taxes not yet due and payable, including liens for nondelinquent ad valorem taxes and nondelinquent statutory liens arising other than by reason of any default on the part of any of the Company, RMO or any of their Affiliates, (b) liens in favor of carriers, warehousemen, mechanics, landlords and materialmen imposed by mandatory provisions of Law and incurred in the Ordinary Course of Business for sums not yet due and payable, and (c) as to any leased Asset, the rights of the lessor or landlord with respect to such leased Asset.
     “Losses” has the meaning set forth in Section 11.2.1.
     “Major Customer” shall mean any customer of the Company from which the Company recognized in accordance with GAAP at least Twenty-Five Thousand Dollars ($25,000.00) in revenue between January 1, 2008, and December 31, 2008.
     “Material Adverse Effect” means any change (or changes taken together) in, or effect on, the business, financial condition, prospects, or operations of the Company that is (are) materially adverse to the business, financial condition, prospects, or operations of the Company, but excluding any change (or changes taken together) or effect which is cured (including by the payment of money) before the earlier of the Closing or the termination of this Agreement under Section 12.1. Without limiting the foregoing and except for purposes of Sections 5.7(l) and 8.5, any uninsured loss or damage suffered by the Company of Twenty-Five Thousand Dollars ($25,000) shall be deemed to have a Material Adverse Effect.
     “Material Contracts” has the meaning set forth in Section 5.12.1.
     “Member” has the meaning set forth in the Preamble.
     “Member Plan” means each Benefit Plan (other than the Company Plans) that is sponsored, maintained or contributed to as of the Closing Date by the Company or a Non-

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Company Affiliate and that covers the current or former directors, officers or employees of the Company.
     “Merger” has the meaning set forth in Section 2.1.
     “Merger Consideration” has the meaning set forth in Section 2.8(a).
     “Mortgage” means any real estate mortgages which secure land and buildings owned by GPL.
     “MPSC” means the Montana Public Service Commission.
     “New Guaranty or Bond” has the meaning set forth in Section 4.3.1.
     “Non-Company Affiliate” means any Affiliate controlled by RMO other than the Company, Great Plains, Lightning, BGC or their subsidiaries.
     “Ordinary Course of Business” means, with respect to the Company, the ordinary course of business which is consistent with past practices of the Company.
     “Organizational Documents” means articles of incorporation, articles of organization, certificate of incorporation, charter, bylaws, code of regulations, certificate of formation, limited liability company operating agreement, joint venture agreement or partnership agreement, as applicable.
     “Other Merger Agreement” has the meaning set forth in the Preamble.
     “Parent” has the meaning set forth in the Preamble.
     “Parent Common Stock” has the meaning set forth in the Preamble.
     “Parent Indemnitees” has the meaning set forth in Section 11.2.1.
     “Patent” means (a) any patent granted by the U.S. Patent and Trademark Office or comparable agency of any other country, as well as any reissued and reexamined patent and extensions corresponding to such patent, and (b) any patent application filed with the U.S. Patent and Trademark Office or comparable agency in any other country, as well as any related continuation or continuation in part, any divisional application and patent issuing therefrom, and any respective foreign counterpart patent application or foreign patent issuing therefrom.
     “Permits” means all licenses and permits issued by any Governmental Authority.
     “Person” means an individual, partnership, limited partnership, joint venture, limited liability company or partnership, corporation, bank, trust, company, business entity, governmental entity or organization, or unincorporated organization.
     “PPUC” means the Pennsylvania Public Utilities Commission.
     “Pre-Closing Income Tax Returns” has the meaning set forth in Section 4.1.1.

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     “Property and Casualty Claims” has the meaning set forth in Section 4.5.
     “PUCO” means The Public Utilities Commission of Ohio.
     “Real Property Leases” has the meaning set forth in Section 5.10.2.
     “Regulatory Approval” means the approval by the MPSC, WPSC, PPUC and PUCO of the transaction contemplated by this Agreement.
     “Representative” has the meaning given to it in the definition of “Confidential Information.”
     “Restricted Period” means the period commencing on the Closing Date and expiring on the second anniversary of the Closing Date.
     “Retained Employee Liabilities” has the meaning set forth in Section 4.2.1.
     “RMO Indemnitees” has the meaning set forth in Section 11.3.
     “Scheduled Claim” means any of the matters set forth in Schedule 5.7.
     “SEC” means the United States Securities and Exchange Commission.
     “Separate Income Tax Returns” means Income Tax Returns of the Company and any Affiliate, other than Consolidated Income Tax Returns.
     “Software” means computer software programs including operating systems, application programs and software tools.
     “Straddle Returns” has the meaning set forth in Section 4.1.2.
     “Subsidiaries” has the meaning set forth in the Preamble.
     “Tangible Personal Property” means all machines, equipment, tools, computers, terminals, telephones, telephone systems, furniture, automobiles, fixtures, leasehold improvements, parts and other tangible personal property and fixtures owned or leased by the Company, including the property listed on Schedule 5.5.1.
     “Tax” or “Taxes” means all United States, federal, state and local, and all foreign, income, profits, franchise, gross receipts, payroll, transfer, sales, employment, use, property, license, excise, value added, ad valorem, estimated, stamp, alternative or ad-on minimum, recapture, environmental, withholding and any other taxes, charges, duties, impositions or assessments, together with all interest and penalties and additions imposed on or with respect to such amounts, or levied, assessed or imposed against the Company, including any liability for taxes of any predecessor entity.
     “Tax Audit” has the meaning set forth in Section 4.1.7(a).
     “Tax Indemnified Person” has the meaning set forth in Section 4.1.7(a).

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     “Tax Indemnifying Person” has the meaning set forth in Section 4.1.7(a)
     “Tax Return” means any return, declaration, report, claim for refund, or information return or statement filed or required to be filed by the Company or which includes information relating to income or losses of the Company, or otherwise relates to the Company, including any predecessor entities, with any taxing authority under federal, state, local or any foreign laws in connection with the determination, assessment, collection or imposition of any Taxes.
     “Third Party” means any Person other than RMO, the Company, Parent, any Indemnified Party or any Affiliate of RMO, Parent or any Indemnified Party.
     “Transfer Tax” has the meaning set forth in Section 4.1.6.
     “Transferred Employee” has the meaning set forth in Section 4.2.1.
     “WPSC” means the Wyoming Public Service Commission.
     “Year-End Financial Statements” means the unaudited, pro forma consolidated balance sheet of the Company dated December 31, 2008.
   1.2. Construction of Certain Terms and Phrases
     Unless the context of this Agreement otherwise requires, (a) words of any gender include the other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms “hereof,” “herein,” “hereunder,” “hereby” and derivative or similar words refer to this entire Agreement; (d) the terms “include,” “includes,” and “including” shall be deemed to be followed by the words “but not limited to;” (e) the term “Section” refers to the specified Section of this Agreement; (f) the term “Schedule” or “Exhibit” refers to a Schedule or Exhibit attached to this Agreement; (g) references to time are to Cleveland, Ohio time; and (h) the term “material” and derivative or similar words refer to materiality with respect to the Company. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Except as otherwise stated herein, all accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.
2. THE MERGER
   2.1. The Merger
     Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, the Acquisition Sub shall be merged with and into GPL in accordance with the provisions of the Ohio Revised Code and this Agreement, and the separate corporate existence of the Acquisition Sub shall thereupon cease and GPL shall be the surviving limited liability company in the Merger (sometimes referred to herein as a “Surviving Corporation”). Following the Effective Time, GPL, as the Surviving Corporation, shall succeed to and assume all of the rights and obligations of the Acquisition Sub. The actions taken in this Section 2.1 shall be referred to the “Merger.”

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   2.2. The Closing
     The closing of the Merger (the “Closing”) shall take place on the first Business Day of the first full month following the satisfaction or waiver (subject to applicable Law) of the conditions (other than those conditions that by their nature are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) set forth in Section 8, unless this Agreement has previously terminated pursuant to its terms or unless another date is agreed to in writing by the parties (the actual date of Closing being referred to herein as the “Closing Date”). The Closing shall be held at 10 a.m. at the offices of Kohrman Jackson & Krantz, P.L.L., 1375 E. Ninth Street, 20th Floor, Cleveland, Ohio 44114, unless another place is agreed to in writing by the parties.
   2.3. Effective Time
     At the Closing, the parties shall file the articles of merger (each “Articles of Merger”) in such form as required by and executed in accordance with the relevant provisions of the Ohio Revised Code. The Merger shall become effective at the time of filing of the Articles of Merger with the Ohio Secretary of State in accordance with the Ohio Revised Code or such later time as the Company and Parent shall have agreed upon and designated in the Articles of Merger as the effective time of the Merger (the time the Merger becomes effective being the “Effective Time”).
   2.4. Effects of Merger
     At and after the Effective Time, the Merger shall have the effects specified herein and in the Ohio Revised Code. As a result of the Merger, the Surviving Corporation shall become a wholly-owned subsidiary of Parent.
   2.5. Articles of Organization of the Surviving Corporation
     As of the Effective Time, the articles of organization of the Acquisition Sub as in effect immediately prior to the Effective Time shall be the articles of organization of the Surviving Corporation, until thereafter amended as provided therein or by applicable Law; provided, however, that the articles of organization of the Surviving Corporation shall be amended in the Merger to provide that the Surviving Corporation shall have the name of the Company.
   2.6. Operating Agreement of the Surviving Corporation
     As of the Effective Time, the operating agreement of the Acquisition Sub as in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Corporation, until thereafter amended as provided therein or by applicable Law; provided, however, that the operating agreement shall be amended to reflect the change of name of the Surviving Corporation as provided in Section 2.5 above.
   2.7. Directors and Officers of the Surviving Corporation
     The directors and officers of the Acquisition Sub immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation, from and after the Effective

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Time, until their successors shall be elected and qualified or their earlier death, resignation or removal in accordance with the articles of organization and operating agreement of the Surviving Corporation.
     2.8. Effect on Capital Stock
               (a) At the Effective Time, by virtue of the Merger and without any action on the part of the Member, each Company Interest issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive shares of validly issued, fully paid and non-assessable Parent Common Stock (the “Merger Consideration”) based on the following calculation computed as of the Closing Date:
The total number of shares of Parent Common Stock that the Member shall be entitled to receive for Merger Consideration for the Company shall be the total of Three Million One Hundred Thousand Dollars ($3,100,000.00) less the Assumed Debt divided by $10 (the “Exchange Ratio”).
Parent shall prepare an allocation of the Merger Consideration (and all other capitalized costs) among the Assets in accordance with Section 1060 of the Code and the applicable Treasury Regulations (and any similar provision of state or local law, as appropriate), which allocation shall be binding upon the Company. Parent shall deliver such allocation to the Company within 60 days after the Closing Date. Parent and the Company and their Affiliates shall report, act and file Tax Returns (including, but not limited to Internal Revenue Service Form 8594) in all respects and for all purposes consistent with such allocation by Parent. The Company shall timely and properly prepare, execute, file and deliver all such documents, forms and other information as Parent may reasonably request to prepare such allocation. Neither Parent nor the Company shall take any position (whether in audits, tax returns or otherwise) that is inconsistent with such allocation unless required to do so by applicable Law.
               (b) As a result of the Merger and without any action on the part of the Member, at the Effective Time, the Company Interests shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and the Member shall thereafter cease to have any rights with respect to the Company Interests, except the right to receive (i) the Merger Consideration payable in respect of such Company Interests, and (ii) any cash to be paid in lieu of any fractional share of Parent Common Stock pursuant to Section 2.12.
               (c) At the Effective Time, by virtue of the Merger and without any action on the part of the Member, each membership interest of the Acquisition Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable membership interest of the Surviving Corporation.
     2.9 Change in Shares

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     If, between the date of this Agreement and the Effective Time (and to the extent permitted by this Agreement), the number of Company Interests shall have been increased, decreased, changed into or exchanged for a different number Company Intersts by reason of any reclassification, recapitalization, subdivision, stock split, reorganization, combination, contribution or exchange of shares, or a stock dividend or dividend payable in other securities shall be declared with a record date within such period, or any similar event shall have occurred, the Exchange Ratio and any other number or amount contained herein which is based upon the number of Company Interests shall be appropriately adjusted to provide to Parent and the Member the same economic effect as contemplated by this Agreement prior to such event.
          2.10 Exchange Procedures
     At Closing, the Member shall be entitled to receive in exchange for his Company Interests (A) one or more shares of Parent Common Stock (which shall be in certificated form with the applicable restrictive legends) representing, in the aggregate, the whole number of shares of Parent Common Stock that such Member has the right to receive pursuant to Section 2.8 and/or (B) a check in the amount equal to the cash that such holder has the right to receive consisting of cash in lieu of fractional shares of Parent Common Stock pursuant to Section 2.12 (the “Cash Payment”). No interest will be paid or accrued on any Cash Payment.
          2.11 No Further Ownership Rights or Claims Relating to Company Interests
     All Merger Consideration issued and any cash paid upon conversion of the Company Interests pursuant to this Section 2 shall be deemed to have been issued and paid in exchange for, and in full satisfaction of, all rights pertaining to such Company Interests and any claims for, relating to or arising out of the Company Interests or ownership thereof.
          2.12 No Fractional Shares of Parent Common Stock
     Notwithstanding any other provision of this Agreement, the Member who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Company Interests delivered by such Member) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Parent Common Stock multiplied by (ii) the Average Closing Price. Such payment of cash consideration is in lieu of fractional shares of Parent Common Stock.
          2.13 Lost Certificates
     If any certificate for Company Interests shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such certificate Parent will deliver in exchange for such lost, stolen or destroyed certificate the applicable Merger Consideration and any Cash Payment with respect to the Company Interests formerly represented thereby.
          2.14 Withholding Rights

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     The Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to Member such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the Treasury Regulations, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to Member in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.
          2.15 Further Assurances
     After the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or the Acquisition Sub, all deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of the Company or the Acquisition Sub, all other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation all right, title and interest in, to and under the rights, properties and assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
          2.16 Unit Transfer Books
     The unit transfer books of the Company shall be closed immediately upon the Effective Time and there shall be no further registration of transfers of Company Interests thereafter on the records of the Company. On or after the Effective Time, all Company Interests presented to Parent in accordance with the provisions of this Agreement shall be converted into the Merger Consideration and any Cash Payment payable with respect to the Company Interests formerly represented thereby.
3.	PRE-CLOSING COVENANTS AND UNDERTAKINGS
   3.1. Satisfaction of Closing Conditions
     The parties shall use their commercially reasonable efforts to bring about, as soon as practical after the date hereof, the satisfaction of all the conditions set forth in Sections 8 and 9.
   3.2. Conduct of the Business of the Company Prior to Closing
     Except as in the Ordinary Course of Business or with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or denied), or as otherwise provided in Schedule 3.2 or in any other Schedule attached to this Agreement, and except as may be required to effect the transactions contemplated by this Agreement, or as is otherwise authorized by this Agreement, RMO covenants that he shall, and shall cause the Company to, during the period commencing on the date of this Agreement and terminating at the Closing:
               (a) preserve intact the legal existence of the Company and carry on the Company’s business in the Ordinary Course of Business, and use its commercially reasonable efforts to preserve the goodwill of the Company;

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               (b) maintain the Tangible Personal Property in the Ordinary Course of Business;
               (c) keep in force at no less than their present limits all existing surety bonds and policies of insurance insuring the Assets and the Company’s business, except to the extent that any such surety bond or insurance policy is no longer applicable or otherwise required pursuant to the business of the Company;
               (d) use commercially reasonable efforts to maintain in full force and effect all Permits held by the Company, except those Permits the failure of which to hold, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;
               (e) neither enter into, modify, amend or terminate any Material Contract or Real Property Lease, nor waive, release, compromise or assign any material rights or claims thereunder, nor suffer, permit or incur any of the transactions or events described in Section 5.7 to the extent such events or transactions are within the reasonable control of the Member or the Company;
               (f) not make any distributions of the Assets to the Member in the form of return of capital or cash distributions;
               (g) not make or permit any change in the Company’s Organizational Documents, or in the Company’s authorized, issued or outstanding securities;
               (h) not issue any additional membership interests or other securities or ownership interests of the Company, grant any stock option or right to purchase any security or ownership interest of the Company, issue any security or ownership interest convertible into such securities or ownership interests, purchase, redeem, retire or otherwise acquire any of such securities or ownership interests, or declare, set aside or pay any cash distribution in respect of the securities or ownership interests of the Company;
               (i) not make any changes in the accounting methods or practices of the Company;
               (j) not (i) pay, or incur any obligation for any payment of, any contribution or other amount to, or with respect to, any Company Plan, (ii) pay any bonus to, make any loan, pay or transfer any Assets to, or grant any increase in the compensation of, the Company director, officer, or employee, (iii) make any increase in the pension, retirement or other benefits of the directors, officers, or employees, except as set forth in Schedule 3.2(j), or (iv) hire any additional employees, even in the Ordinary Course of Business, without the prior written consent of the Parent, which consent shall not be unreasonably withheld;
               (k) not have the Company pay, lend or advance any amount to or in respect of, or sell, transfer or lease any Assets to, or enter into any agreement, arrangement or transaction with, the Member or any Non-Company Affiliate, except for the payments, agreements, arrangements, leases, transactions and arrangements set forth in Schedule 3.2(k);

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               (l) not permit the Company to (i) incur or assume any indebtedness for borrowed money or issue any debt securities, or (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any Person;
               (m) not permit the Company to (i) make any loans, advances or capital contributions to, or investments in, any Person, (ii) pledge or otherwise encumber the Company Interests, or (iii) mortgage or pledge any of the Assets, or create or suffer to exist any Lien thereupon;
               (n) not permit the Company to acquire, sell, lease or dispose of any Assets;
               (o) not permit the Company to (i) acquire any Person (or division thereof), any equity interest therein or all or substantially all of the assets thereof whether through a merger, consolidation or purchase, or (ii) enter into a joint venture, partnership or any other equity alliance with any Person;
               (p) not permit RMO or any Non-Company Affiliate to hire away any essential employee of the Company without Parent’s prior written consent; and
               (q) not agree to do anything, or agree to permit the Company to do anything, that would violate any of the foregoing affirmative and negative covenants of this Section 3.2.
     3.3. Consents and Approvals
          3.3.1. Subject to the allocation of responsibility set forth in Section 3.3.2, RMO agrees to, and agrees to cause the Company to apply for and use commercially reasonable efforts to obtain no later than at the Closing (a) the waiver, consent and approval of all Persons whose waiver, consent or approval is required by Law for the Company’s and the Member’s execution and delivery of this Agreement and the Member’s and the Company’s consummation of the transactions contemplated herein, and (b) the waiver, consent and approval of all Persons whose waiver, consent or approval is required by any Material Contract, Real Property Lease, consent, judgment, decree, order or Permit to which the Member or the Company is a party or subject immediately prior to the Closing, and which would prohibit or require the waiver, consent or approval of any Person to, such transactions or under which, without such waiver, consent or approval, such transactions would constitute an occurrence of Default under the provisions thereof, provided, however, that neither RMO nor the Company shall make any agreements or understandings adversely affecting the Assets or the Company, or its business, as a condition to obtaining any waivers, consents or approvals required by this Section 3.3.1, except as otherwise provided herein or with the prior written consent of Parent, and further provided that if RMO fails to obtain any consents that are required under this Section 3.3 prior to Closing (except any required governmental consents, consents of lenders or consents relating to any of the properties), such failure shall not be deemed a Default under this Agreement and/or cause this Agreement not to be consummated so long as the failure to obtain the consent does not have a Material Adverse Effect on the consummation of this Agreement, the Company, or the Assets.

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          3.3.2. Each of the parties hereto (a) will take all commercially reasonable actions necessary to comply promptly with all Laws that may be imposed on such party with respect to the transactions contemplated herein (including requesting all necessary approvals for and executing all necessary agreements for the novation of any Material Contracts with any Governmental Authority, requesting all necessary material approvals of subcontractors to such contracts, providing notices and disclosures as required for foreign Persons, and furnishing all information required under any Law in connection with approvals of or filings with any Governmental Authority (including without limitation MPSC, PUCO, WPSC, FTC, DOJ, SEC, PPUC or IRS)); provided, however, the foregoing shall not require any of the parties hereto or any of their Affiliates to sell or otherwise divest of a material portion of their respective assets or properties or discontinue any of their respective significant operations; and (b) will promptly cooperate with and furnish information to each other in connection with any such legal requirements imposed upon any of them in connection with the transactions contemplated herein. Any filings or approvals required to be accomplished by the Member, the Company or any Non-Company Affiliate in accordance with this Section 3.3.1 shall be at the Member’s or such Non-Company Affiliate’s expense.
     3.4. Access, Information and Confidentiality
          3.4.1. Prior to the Closing, the Member shall cause the Company to (a) give Parent and its authorized Representatives reasonable access, during normal business hours and upon reasonable notice, to the books, records, files, documents and contracts of the Company, and (b) allow Parent (together with its authorized Representatives) to make a reasonable number of visits to each office, facility and other property owned or leased by the Company.
          3.4.2. (a) Subject to the first sentence of subsection (b) of this Section 3.4.2, a party hereto receiving Confidential Information from another party hereto shall not disclose and shall keep strictly confidential all such Confidential Information of such disclosing party; provided, however, that such receiving party may disclose Confidential Information of such disclosing party (i) to any Representative of such receiving party or any of its Affiliates who needs to know such information for purposes of consummating the transactions contemplated herein; (ii) to any partner, Affiliate, lender or investor of such receiving party or any of its Affiliates, or any Representative of such partner, Affiliate, lender or investor who needs to know such information for purposes of consummating the transactions contemplated herein; and (iii) to the extent that such receiving party or Representative is required to disclose such information in order to avoid committing a violation of any applicable law, rule or regulation, including any rules or regulations of any securities association, stock exchange or national securities quotation system.
               (b) In the event that a receiving party or any Representative of such receiving party or any of its Affiliates is requested or required, pursuant to any applicable court order, administrative order, statute, regulation or other official order by any Governmental Authority, to disclose any Confidential Information of a disclosing party, such receiving party shall (i) provide such disclosing party with prompt written notice of any such request or requirement so that such disclosing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section 3.4.2, and (ii) reasonably cooperate with such disclosing party to obtain such protective order or other remedy. In the

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event such protective order or other remedy is not obtained and a disclosing party fails to waive compliance with the relevant provisions of this Section 3.4.2, such receiving party agrees to (A) furnish only that portion of the Confidential Information for which such receiving party is advised by written opinion of its legal counsel obtained at the disclosing party’s expense, is legally required to be disclosed, (B) upon such disclosing party’s request and expense, use its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded to such information, and (C) give such disclosing party prior written notice of the Confidential Information to be disclosed.
               (c) If this Agreement is terminated prior to the Closing or at any other time for any reason, upon the written request of a disclosing party, each receiving party will, and will cause all Representatives of such receiving party or any of its Affiliates to promptly, (i) deliver to such disclosing party all original Confidential Information (whether written or electronic) furnished to such receiving party or any Representative of such receiving party or any of its Affiliates by or on behalf of such disclosing party, and (ii) if specifically requested by such disclosing party, destroy (A) any copies of such Confidential Information (including any extracts therefrom), and (B) any portion of such Confidential Information that may be found in reports, analyses, notes, compilations, studies and other documents prepared by or for such receiving party. From and after the Closing, Parent shall be released from all obligations owed by it to the Member under this Section 3.4.2 with respect to the Confidential Information owned by the Company. This Section 3.4.2 shall survive any termination of this Agreement
   3.5. Delivery of Financial Statements
     During the period commencing on the date of this Agreement and terminating at the Closing, RMO shall cause to be delivered to Parent, within thirty (30) days of being available or filed, copies of (a) all regularly prepared unaudited monthly, quarterly and annual consolidated financial statements of the Company prepared after the date of this Agreement, and (b) all material filings or submissions by the Company with any Governmental Authority made after the date of this Agreement.
   3.6. Public Announcements
     No party hereto or any of its Affiliates shall make any public announcement of the execution and delivery of this Agreement or the transactions contemplated by this Agreement without first obtaining the prior written consent of the other party hereto, such consent not to be unreasonably withheld, delayed or conditioned; provided, however, that nothing contained in this Section 3.6 shall prohibit any party hereto or any of its Affiliates from (a) making any disclosures or having any discussions with the MPSC, WPSC, PPUC or PUCO regarding the Other Agreement or the transaction contemplated by this Agreement in accordance with Section 3.3.2, or (b) making any public announcement in accordance with any required SEC filing, or (c) having discussions with its lenders, or (d) making any public announcement if such party or its Affiliate determines in good faith, on the advice of legal counsel, that such public disclosure is required by applicable Law or any listing agreement with a national securities exchange or trading market; provided further, that in such event, such party or its Affiliate shall consult with the other party hereto prior to making such disclosure to the extent reasonably practicable.

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4.	ADDITIONAL AGREEMENTS
     4.1. Tax Matters
          4.1.1. With respect to the Company or arising out of the operations of the Company, RMO shall (i) cause all Tax Returns to be prepared and filed on a timely basis for all Tax periods which end on or prior to the Closing Date, which are filed before or after the Closing Date; and (ii) pay all Taxes with respect to such Tax periods, or, at Parent’s option, shall reimburse Parent within fifteen (15) days after payment by Parent of such Taxes. Except as otherwise provided herein, RMO shall submit to Parent any such Tax Returns at least thirty (30) days prior to the due date of such Tax Return (taking into account any validly obtained extensions) for Parent’s review. Notwithstanding the foregoing, RMO shall not be required to submit to Parent his personal IRS Form 1040, US. Individual Income Tax Return. RMO shall, however, submit to Parent all schedules or attachments to his personal IRS Form 1040, which include information relating to the income, gain, deductions, losses or operation of the Company. Parent and RMO shall collectively cause the Company to timely and appropriately file all such Tax Returns submitted by RMO accordance with this Section 4.1.1.
          4.1.2. Parent shall cause the Company to prepare and file on a timely basis all Tax Returns of the Company due after the Closing Date, including all Tax Returns that relate to periods beginning before and ending after the Closing Date (“Straddle Returns”). All Straddle Returns shall be prepared on a basis consistent with procedures and practices of the Company in effect as of the date hereof for filing such Tax Returns.
          4.1.3. To the extent that the tax year of the Company does not end on the Closing Date such that the Tax Return is a Straddle Return, the Taxes payable on the Straddle Return shall be allocated between the portion of the period ending on the Closing Date and the portion of the period beginning after the Closing Date assuming that the taxable period for the Straddle Return actually included two separate periods, one ending on the Closing Date and one beginning on the date after the Closing Date, provided that all exemptions, allowances, or deductions for the entire taxable for the Straddle Return which are calculated on an annual basis (including, but not limited to, depreciation and amortization deductions) shall be allocated between the two short periods in proportion to the number of days in each period.
          4.1.4. Access to Information
               (a) From and after the Effective Date, RMO shall grant to Parent (or its designees) access to the information, books and records relating to the Company (including without limitation work papers and correspondence with taxing authorities, and shall afford Parent (or its designees) the right to take extracts therefrom and to make copies thereof for purposes of preparing Tax Returns, to conduct negotiations with taxing authorities, and to implement the provisions of, or to investigate or defend any claims between the parties arising under, this Agreement.
               (b) From and after the Effective Date, Parent shall grant to RMO (or its designees) access to all of the information, books and records relating to the Company within the possession of Parent or the Company (including without limitation work papers and

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correspondence with taxing authorities), and shall afford RMO (or his designees) the right (at RMO’s expense) to take extracts therefrom and to make copies thereof, to the extent reasonably necessary to permit RMO (or his designees) to prepare Tax Returns, to conduct negotiations with taxing authorities, and to implement the provisions of, or to investigate or defend any claims between the parties arising under, this Agreement.
               (c) Each of the parties hereto will preserve and retain all schedules, work papers and other documents relating to any Tax Returns of or with respect to the Company to any claims, audits or other proceedings affecting the Company until the expiration of the statute of limitations (including extensions) applicable to the taxable period to which such documents relate or until the final determination of any controversy with respect to such taxable period, and until the final determination of any payments that may be required with respect to such taxable period under this Agreement.
          4.1.5. Parent and RMO shall provide (and cause the Company to provide) each other with such assistance as may reasonably be requested by the other in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liabilities for Taxes. Such assistance shall include making employees available on a mutually convenient basis to provide additional information or explanation of material provided hereunder and shall include providing copies of relevant tax returns and supporting material. Parent and RMO will retain (and shall cause the Company to retain) for the full period of any statute of limitations any documents which may be relevant to such preparation, audit, examination, proceeding or determination.
          4.1.6. Parent shall pay all federal, state, local, foreign and other transfers, sales, use or similar tax (a “Transfer Tax”) applicable to, imposed upon or arising out of the transfer of the Company Interests or any other transaction contemplated by this Agreement.
          4.1.7. Contest Provisions.
               (a) Each of Parent, on the one hand, and RMO, on the other hand (the “Tax Indemnified Person”), shall promptly notify the chief tax officer (or other appropriate person) of RMO or Parent, as the case may be (the “Tax Indemnifying Person”), in writing upon receipt by the Tax Indemnified Person of written notice of any pending or threatened audits, adjustments, claims, examinations, assessments or other proceedings (a “Tax Audit”) which are likely to affect the liability for Taxes of such other party, provided, however, that failure to file timely written notice to the other party shall not affect the other party’s indemnification obligations hereunder unless such failure materially adversely affects the other party’s rights to participate in the Tax Audit.
               (b) If such Tax Audit relates to any taxable period, or portion thereof, ending on or before the Closing Date or for any Taxes for which RMO is liable in full under this Agreement, RMO shall, at his expense, control the defense and settlement of such Tax Audit. If such Tax Audit relates to any taxable period, or portion thereof, beginning on or after the Closing Date or for any Taxes for which Parent is liable in full under this Agreement, Parent shall, at its expense, control the defense and settlement of such Tax Audit.

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               (c) If such Tax Audit relates to Taxes for which both RMO and Parent are liable under this Agreement, to the extent practicable, such Tax items will be distinguished and each party will control the defense and settlement of Taxes for which it is so liable. If such Tax Audit relates to a taxable period, or portion thereof, beginning before and ending after the Closing Date and any Tax item cannot be identified as being a liability of only one party or cannot be separated from a Tax item for which the other party is liable, Parent may either elect, at its expense, to control the defense and settlement of the Tax Audit or require RMO, at his expense, to control the defense and settlement of the Tax Audit, provided that such party defends the items as reported on the relevant Tax Return and provided further that no such matter shall be settled without the written consent of both parties, not to be unreasonably withheld.
               (d) Any party whose liability for Taxes may be affected by a Tax Audit shall be entitled to participate at its expense in such defense and to employ counsel of its choice at its expense and shall have the right to consent to any settlement of such Tax Audit (not to be unreasonably withheld) to the extent such settlement would have an adverse effect for a period for which that party is not liable for Taxes, under this Agreement or otherwise.
          4.1.8. All Tax sharing or similar agreements that include RMO and the Company shall be cancelled prior to the Closing Date such that the Company, as the case may be, shall have no further rights or obligations under such agreements.
          4.1.9. FIRPTA Certificate. Prior to Closing, RMO or the Company shall deliver a FIRPTA Certificate to Parent.
     4.2. Employee and Benefit Matters
          4.2.1. Schedule 4.2.1 contains a list of employees who are actively employed by the Company (including individuals on vacation, short-term disability or similar leave but excluding those persons on long-term disability leave) on the date hereof who the parties agree and acknowledge will be treated as employees of the Company for purposes of this Agreement, which such Schedule 4.2.1 shall be amended as of the Closing Date to include such employees employed in positions at the Company as of the Closing Date (“Company Employees”). Schedule 4.2.1 shall also include the amount of accrued sick leave, flex time and vacation time for each of the Company Employees. From and after the Closing Date, Parent shall have the right to terminate any or all of Company Employees at will or to continue the employment of any or all of Company Employees with the Company upon terms and conditions acceptable to Parent in Parent’s sole and absolute discretion. Parent shall provide RMO with written notification at least three (3) days prior to the Closing Date of any employee who will be terminated as of the Closing Date. Each Company Employee who continues employment with the Company as of the Closing Date shall hereinafter be referred to as a “Transferred Employee.” RMO shall retain and satisfy any and all responsibility, and Parent shall have no liability or responsibility whatsoever, for any and all claims, liabilities and obligations, whether contingent or otherwise, relating to (i) any current, former or retired employee of the Company who is not a Transferred Employee, including, without limitation, any unpaid salary, wages, bonuses or other compensation or severance pay or benefits, (ii) any Transferred Employee arising out of or relating to any period, or otherwise incurred, prior to the Closing Date,

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including, without limitation, any unpaid salary, wages, bonuses or other compensation or severance pay, benefits or group health care coverage required by Section 4980B of the Code or Section 601 of ERISA, and (iii) the Company Plans (such claims, liabilities and obligations, collectively the “Retained Employee Liabilities”). Parent shall have no obligation to continue the employment of any Transferred Employee for any period following the Closing Date, and may terminate the employment of any Transferred Employee at will. Parent shall not receive assets from, nor be required to assume any of the liabilities of, the Member Plans.
          4.2.2. On the Closing Date, Parent shall assume all liabilities relating to each Transferred Employee’s unused flexible holiday, vacation and sick time, if any. Schedule 4.2.2 provides the vacation and sick leave policies of the Company together with accrued vacation and sick leave as of the date hereof, and Schedule 4.2.2 shall be updated within three (3) business days of Closing.
   4.3. Guaranties or Bonds
          4.3.1. After the date hereof and prior to the Closing, RMO shall not, and shall cause the Company not to, without the prior written consent of Parent, (a) enter into, issue or obtain any Guaranty or Bond (each individually, a “New Guaranty or Bond”), or (b) amend or otherwise modify any Guaranty or Bond; provided, however, that Parent shall not unreasonably withhold, delay or condition its consent to any New Guaranty or Bond which is entered into in the Ordinary Course of Business, and Parent shall not unreasonably withhold, delay or condition its consent to any amendment or other modification of any Guaranty or Bond in the Ordinary Course of Business if such amendment or other modification would not result in a breach of any provision of this Agreement; and
          4.3.2. RMO shall promptly provide Parent with a true and correct copy of any New Guaranty or Bond or amendment or other modification to a Guaranty or Bond.
   4.4. Agreement Not to Solicit Employees
     Unless otherwise consented to in writing by Parent, RMO agrees that during the Restricted Period, neither RMO nor any Non-Company Affiliate will solicit or hire away any Transferred Employee.
   4.5. Insurance Claims
     RMO shall be solely responsible for the administration and, to the extent applicable, payment of any Property and Casualty Claims with a date of occurrence prior to the Closing, and hereby releases Parent, the Company, and their Affiliates of any responsibility or liability therefor. Parent shall be solely responsible for the administration and, to the extent applicable, payment of any Property and Casualty Claims with a date of occurrence on or after the Closing, and hereby releases RMO of any responsibility or liabilities therefor. For purposes hereof, “Property and Casualty Claims” shall mean workers’ compensation, auto liability, general liability, products liability, professional liability, fiduciary liability, pollution liability and director and officer liability claims relating to the business of the Company and claims for damages caused to facilities of the Company generally insured under causes-of-loss — special form property and boiler and machinery insurance coverage, in each case including reported

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claims and incurred but not reported claims. RMO shall be solely responsible for the administration and payment of all costs associated with claims for workers’ compensation and other occupational health or injury claims of employees the Company prior to the Closing Date and for any claim filed subsequent to the Closing Date made in connection with any injury, event or occurrence taking place prior to the Closing Date.
5.	REPRESENTATIONS AND WARRANTIES OF RMO REGARDING THE COMPANY

RMO represents and warrants to Parent that:
     5.1. Organization and Good Standing of the Company; Foreign Qualifications
          5.1.1. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Ohio, USA, and has all requisite limited liability company power and authority to carry on its business as such business is currently conducted.
          5.1.2. The Company is duly licensed, registered and qualified to do business as a foreign corporation or limited liability company, as the case may be, and is in good standing in all jurisdictions in which the ownership, leasing or operation of their assets or the conduct of their business as currently conducted requires such qualification under applicable Law.
          5.1.3. RMO has heretofore made available to Parent true, correct and complete copies of the Organizational Documents, each as amended to the date hereof, of the Company.
     5.2. Capitalization of the Company
          5.2.1. As of the date of this Agreement, the Company has 100 membership units issued and outstanding. The Company Interests (a) constitute all of the issued and outstanding membership units of the Company, (b) are validly authorized and issued, fully paid, and nonassessable, and (c) will as of Closing be owned beneficially and of record entirely by RMO as set forth in Schedule 5.2.1. No Company Interests were issued in violation of any preemptive, right of first refusal or other subscription rights of any member of the Company or any other Person, and all Company Interests were offered and sold in compliance with all applicable federal, state and provincial securities Laws. There are no outstanding options, warrants, calls, commitments or plans by the Company to issue any additional membership units, or to pay any cash distribution, or to purchase, redeem or retire any outstanding membership units, nor are there outstanding any securities or obligations which are convertible into or exchangeable for membership units. There are no membership appreciation rights, phantom units or similar rights in existence with respect to the Company. No Person other than RMO owns or otherwise has any rights to any securities of the Company.
          5.2.2. The Company does not own, directly or indirectly, any capital stock or other equity interest in any corporation, partnership, joint venture, limited liability company or partnership, association or other legal entity.

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   5.3. Financial Statements; Undisclosed Liabilities
          5.3.1. Attached hereto as Schedule 5.3.1 are true, correct and complete copies of the Financial Statements which have been generated in accordance with the books and records of the Company. Except as set forth in Schedule 5.3.1, the Financial Statements (a) have been prepared in material accordance with GAAP, and (b) fairly and accurately present in all material respects the financial position and the results of operations of the Company on a consolidated, pro forma basis as of the dates and for the periods indicated in accordance with GAAP.
          5.3.2. The Company does not have any material liability or obligation that would be required to be disclosed on a balance sheet prepared in accordance with GAAP, except for the liabilities and obligations of the Company (a) disclosed or reserved against in the Financial Statements and the Assumed Debt as set forth on Schedule 5.3.2.1, (b) set forth in Schedule 5.3.2.2, or (c) incurred or accrued in the Ordinary Course of Business since December 31, 2008.
   5.4. Taxes
     Except as provided in Schedule 5.4: (i) the Company or RMO has timely extended or filed all Tax Returns known to the Company or RMO to be required to be filed for the Company on a separate basis and all such Tax Returns are true, correct and complete in all material respects; (ii) the Company or RMO has paid, and until the Effective Time will, within the time and in the manner prescribed by Law, pay, (or have established adequate reserves on their books and records amounts for) all Taxes known to the Company to be due and payable in respect of such Tax Returns except those being contested in good faith; (iii) the Company has withheld all amounts known to the Company to be required to be withheld from payments to employees and other third parties and have remitted such amounts to the appropriate taxing authority in accordance with applicable Laws; (iv) the Company has not executed or filed with any taxing authority (whether federal, state, local or foreign) any agreement or other document (other than normal requests to extend the time for filing a Tax Return) extending or waiving or having the effect of extending or waiving the period for assessment of any Tax that is due with respect to a Tax Return that the Company is required to file; (v) no federal, state, local or foreign Tax Audits or other administrative proceeding, discussions or court proceedings are presently in progress with regard to any Tax Returns of the Company; and (vi) there are no Liens for Taxes upon the Assets of the Company. The Company is treated for federal Income Tax purposes as “disregarded as an entity separate from its owner” pursuant to Section 301.7701-3(b)(1)(ii) of the Treasury Regulations.
   5.5. Tangible Personal Property
          5.5.1. Schedule 5.5.1 sets forth a list of all Tangible Personal Property with a cost greater than Five Thousand Dollars ($5,000.00) owned by the Company. Except as set forth in Schedule 5.5.1, the Company have good and valid title (or, in the case of leased Tangible Personal Property, a good and valid leasehold interest) to all of the Tangible Personal Property used in the operation of the business of the Company as currently conducted, in each case free and clear of any material lien except Assumed Debt.

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          5.5.2. All of the Accounts Receivable shown on the Financial Statements and the Accounts Receivable constituting a part of the Assets arose in the Ordinary Course of Business in connection with bona fide transactions. Schedule 5.5.2 reflects the procedures the Company uses to collect its Accounts Receivable.
   5.6. Agreement Related to Other Instruments; Consents
     The execution, delivery and performance by the Member and the Company of this Agreement and the other documents, instruments and agreements to be entered into by the Member and the Company pursuant hereto do not and will not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or violate any provision of the Organizational Documents of the Company.
   5.7. Absence of Changes
     Since December 31, 2008 through the Effective Date, the Company has not, except as set forth in Schedule 5.7 or in the Ordinary Course of Business:
               (a) transferred, assigned or conveyed any material Assets ;
               (b) suffered any material destruction, damage or loss to any material Assets (casualty or other), whether or not covered by insurance;
               (c) except as described in Schedule 5.12 or Schedule 3.2(k), entered into any Material Contract;
               (d) except as described in Schedule 5.12 or Schedule 3.2(k), terminated or amended or suffered the termination or amendment of, failed to perform in all material respects its obligations under, or suffered or permitted any Default to exist under, any Material Contract or Real Property Lease;
               (e) caused or consented to the imposition of a material Lien on any Asset except for the Assumed Debt;
               (f) made any distributions to its members or RMO in the form of the return of capital, dividends or cash distributions;
               (g) incurred or assumed any indebtedness for borrowed money or issued any debt security except as set forth in Schedule 5.12;
               (h) waived any material right of the Company or cancelled any debt or claim held by the Company;
               (i) made any loan to any officer, director, employee or member of the Company;
               (j) increased, directly or indirectly, the compensation paid or payable to any officer, director, employee or agent of the Company except in accordance with Section

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3.2(j) hereof;
               (k) hired or fired any employees of the Company or changed any such employee’s terms or conditions of employment except in accordance with Section 3.2 hereof;
               (l) taken or suffered any other act that may reasonably be expected to cause or result in a Material Adverse Effect;
               (m) received any adverse ruling or denial of any request by any Governmental Authority, including but not limited to the MPSC, WPSC, PPUC, or PUCO; or
               (n) agreed to do any of the foregoing items of this Section 5.7.
   5.8. Material Claims
     Except as set forth in Schedule 5.8, there is no litigation, suit, action, proceeding or claim pending or, to the knowledge of RMO or RMO’s counsel, any basis therefore or threat thereof against the Company that would be reasonably expected to result in a Material Adverse Effect on the Company. Except as set forth in Schedule 5.8, there is no judgment, decree, injunction, order, determination, award, finding or letter of deficiency of any Governmental Authority or arbitrator outstanding with respect to the Agreement or against the Company or any of the Assets.
   5.9. Permits; Compliance With Laws
     Except as set forth in Schedule 5.9 and for Environmental Matters, which are addressed exclusively in Section 5.17, to RMO’s knowledge the Company possesses all Permits that are required under applicable Law for the ownership or operation of the business of the Company as currently conducted, to RMO’s knowledge all such Permits are in full force and effect, and to RMO’s knowledge the Company is in compliance with all of the terms and conditions of such Permits. No proceeding is pending or, to RMO’s knowledge, threatened seeking the revocation, cancellation, non-renewal or limitation, in whole or in part, of any such Permit. The Company has not received any written notice from any Governmental Authority alleging violation of any applicable Law.
   5.10. Real Property
          5.10.1. The Company does not own any fee simple interest in real property other than the real property, buildings and improvements described in Schedule 5.10.1. The Company owns good, valid and marketable fee simple title to such real property, free and clear of any Lien other than the Mortgage or any other Liens that, individually or in the aggregate, could not materially adversely affect the function of such property in connection with its use in the Ordinary Course of Business. Except as set forth on Schedule 5.10.1 and except for easements, conditions and other conditions of record, no part of such real property is subject to any assignment, lease, license, sublease or other agreement granting to any Person any right to the possession, use, occupancy or enjoyment of such property. All such real property complies in all material respects with all federal, state, provincial and local Laws and all applicable private restrictions.

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          5.10.2. RMO has heretofore delivered to Parent true, correct and complete copies of all leases (including all amendments thereto) of real property currently leased by the Company, a list of which is set forth in Schedule 5.10.2 (collectively, the “Real Property Leases”). Each Real Property Lease is valid and binding on the Company that is a party thereto, and on the other parties thereto, and is enforceable against the Company and the other parties thereto in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, applicable equitable principles or other similar Laws from time to time in effect affecting the enforcement of creditors’ rights generally. Except as described in Schedule 5.10.2, the Company has performed all material obligations required to be performed by it to date under all such Real Property Leases, and neither the Company, nor any other party thereto, is in Default under any of the Real Property Leases. Except as set forth in Schedule 5.10.2 and to the knowledge of RMO, no part of the property leased pursuant to a Real Property Lease is subject to any assignment, lease, license, sublease, or other agreement granting to any Person other than as specified in such Real Property Lease any right to the possession, use, occupancy or enjoyment of such leased property.
          5.10.3. The real property listed in Schedules 5.10.1 and 5.10.2 shall collectively be referred to herein as the “Real Property”. The Real Property includes all of the Real Property used by the Company in its business operations. To RMO’s knowledge, all improvements to the Real Property are located within the boundary lines of the Real Property, and no structure, fixture, facility or improvement on any parcel adjacent to the Real Property encroaches onto any portion of the Real Property. To RMO’s knowledge, the Company has good and valuable rights of physical and legal ingress and egress to and from the Real Property from and to the public systems for all usual streets, roads and utility purposes, and to RMO’s knowledge no condition exists that would reasonably be expected to result in the termination of such ingress and egress. Except as set forth in Schedule 5.10.3 to RMO’s knowledge the Real Property and any present or proposed use of the Real Property comply with all applicable Laws and all covenants, conditions, restrictions and similar matters affecting or applicable to the Real Property. To RMO’s knowledge, the Company has obtained all Permits from Governmental Authorities (including certificates of use and occupancy, licenses and other Permits), required in connection with the construction, repair, maintenance, ownership, use and occupation of the Real Property. To RMO’s knowledge, there are no pending, or threatened condemnation, fire, health, safety, building or other land use regulatory proceedings, lawsuits or administration actions related to any portion of the Real Property and the Company has not received written notice of any pending or threatened special assessment proceedings affecting any portion of the Real Property. Except for real property taxes with respect to the tax period in which the Closing Date occurs, all real property taxes (and applicable penalties and interest, if any) that are due and payable with respect to the Real Property have been paid or will be paid at or prior to the Closing Date. There are no outstanding options, rights of first offer, rights of refusal or similar contracts or rights to purchase the Real Property or any portion thereof or interest therein. No work, repairs, installation, construction or other services have been performed on any of the Real Property or materials supplied to the Real Property in the four (4) month period prior to the Closing Date that could give rise to a materialmen’s, mechanic’s, repair man’s, contractor’s, tax or other similar lien, or if such work, repairs, installation, construction or other services have been performed on any of the Real Property or

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materials supplied to the Real Property, all providers of such work or materials have been paid in full.
     5.11. Intellectual Property; Software
          5.11.1. Schedule 5.11.1 sets forth a list of all issued Patents and registered copyrights, trademarks, service marks and trade names owned or licensed by the Company and currently used in conducting its businesses in the United States or any foreign country, and the annual licensing fee to be paid by the Company for the use of such Intellectual Property, if any. The Company owns, or has the license or right to use in the United States and in any foreign country in which it conducts business, all Intellectual Property currently used and necessary to conduct the business of the Company as presently conducted, in the United States and in each foreign country where the Company uses such Intellectual Property.
          5.11.2. Schedule 5.11.2(a) sets forth a list of all Software owned or licensed by the Company, and Schedule 5.11.2(b) sets forth a list of all Software owned or licensed by any Non-Company Affiliate, which is currently used in conducting the Company business in the United States or any foreign country. Schedules 5.11.2(a) and 5.11.2(b) also set forth the annual licensing fee owed by the Company to utilize said Software. The Company own, or have the license or right to use all such Software currently used and necessary to conduct the business of the Company as presently conducted, in the United States and in each foreign country where the Company uses such Software.
          5.11.3. To the knowledge of RMO, (a) no Third Party is infringing upon, violating or interfering with or otherwise engaging in the unlawful appropriation of any right, title, interest of or the goodwill associates with any Intellectual Property which is owned by the Company, and (b) within the last three years neither the Company nor any of the Affiliates has brought or threatened a claim against any Third Party alleging that or otherwise has reason to believe that any Intellectual Property owned by the Company or any of the Affiliates is being infringed upon, violated or interfered with or unlawfully appropriated.
     5.12. Material Contracts
          5.12.1. Schedule 5.12 sets forth a true, correct and complete list, as of the date hereof, of all material Contracts (other than Real Property Leases and other than those material Contracts which will be superseded by the Contracts listed in Schedule 3.2) of the following categories (collectively, the “Material Contracts”):
               5.12.1.1. any Contract (including any confidentiality agreements) between the Company and one or more Major Customers;
               5.12.1.2. any Contract that by its terms limits or otherwise restricts the Company from engaging or competing in any line of business or in any geographic area;
               5.12.1.3. any partnership agreement, joint venture agreement or non-wholly-owned limited liability company operating agreement;

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               5.12.1.4. any guaranty, surety bond or letter of credit issued or posted, as applicable, by the Company in which the Company is the guarantor, indemnitor or reimbursing party, as applicable;
               5.12.1.5. any agreement requiring payment to any Person of a commission or fee other than in the Ordinary Course of Business;
               5.12.1.6. any distributor, sales representative, independent contractor or similar agreement;
               5.12.1.7. any agreement under which the Company or any of its officers or directors are restricted from carrying on any business, or competing in any line of business, in the State where the Company does business;
               5.12.1.8. any indenture, trust agreement, loan agreement or note to which the Company is a party that involves or evidences outstanding indebtedness, obligation or liabilities for borrowed monies;
               5.12.1.9. any agreement for the disposition of a material portion of the Company’s Assets (other than the sale of inventory in the Ordinary Course of Business);
               5.12.1.10. any stand-alone indemnification agreement providing for indemnification obligations on the part of the Company;
               5.12.1.11. any agreement for the acquisition of any of the properties, securities or other ownership interest of the Company or the grant to any Person of any options, rights of first refusal, exclusive negotiation or preferential similar rights to purchase any of such Assets, properties, securities or other ownership interest; and
               5.12.1.12. any commitment or agreement to enter into or post any of the foregoing items of this Section 5.12.1.
          5.12.2. For purposes of Section 5.12.1 above, a contract will be deemed “material” if it obligates the Company to a liability in excess of Ten Thousand Dollars ($10,000.00).
          5.12.3. As of the date of this Agreement, RMO has made available to Parent true, correct and complete copies of all written Material Contracts. Each Material Contract is in full force and effect, and is valid and binding on the Company, the other parties thereto, and is enforceable against the Company and the other parties thereto in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium, applicable equitable principles or similar laws from time to time in effect affecting the enforcement of creditors’ rights generally. Except as set forth in Schedule 5.12, to RMO’s knowledge the Company has performed all material obligations required to be performed by them to date under such Material Contract, and to RMO’s knowledge neither the Company, nor any other party thereto is in Default under such Material Contract, nor to RMO’s knowledge does any condition exist that with notice or lapse of

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time would constitute a Default thereunder. No surety bond or letter of credit that constitutes a Material Contract has been called or drawn upon.
   5.13. Labor Matters
     Except as set forth on Schedule 5.13, within the last three (3) years, (a) the Company has not been the subject of any union activity, nor has there been any strike of any kind called against the Company, nor has there been any lockout or work stoppage involving the Company, and (b) the Company has not violated any applicable federal, state or provincial Law relating to labor or labor practices. Except as set forth on Schedule 5.13, the Company is not a party to any collective bargaining agreement.
   5.14. ERISA and Related Matters
          5.14.1. Schedule 5.14 sets forth a true, correct and complete list, as of the date hereof, of all Company Plans. RMO has made available to Parent true, correct and complete copies of the most recent summary plan descriptions, if any, with respect to the Company Plans.
          5.14.2. The Company does not contribute or have any obligation to contribute, and has not within six (6) years prior to the date of this Agreement contributed or had an obligation to contribute, to a multiemployer plan (within the meaning of Section 3(37) of ERISA) or a Benefit Plan (other than a Member Plans) subject to Title IV of ERISA, Section 302 of ERISA or Section 412 of the Code.
          5.14.3. With respect to any “employee benefit plan,” within the meaning of Section 3(3) of ERISA, that is not a Company Plan, and which is sponsored, maintained, or contributed to, or has been sponsored, maintained, or contributed to within six (6) years prior to the date of this Agreement, by the Company or any corporation, trade, business, or entity under common control with the Company, within the meaning of Section 414(b), (c), or (m) of the Code or Section 4001 of ERISA, to RMO’s knowledge: (a) no withdrawal liability, within the meaning of Section 4201 of ERISA, has been incurred, which withdrawal liability has not been satisfied, (b) no liability to the Pension Benefit Guaranty Corporation has been incurred by any such entity, which liability has not been satisfied, (c) no accumulated funding deficiency, whether or not waived, within the meaning of Section 302 of ERISA or Section 412 of the Code has been incurred, and (d) all contributions (including installments) to such plan required by Section 302 of ERISA and Section 412 of the Code have been timely made.
          5.14.4. In connection with the consummation of the transactions contemplated by this Agreement, to RMO’s knowledge no payments of money or other property, acceleration of benefits, or provision of other rights have been or will be made hereunder, under any agreement contemplated herein, or under any Company Plan that would be reasonably likely to be nondeductible under Section 280G of the Code, whether or not some other subsequent action or event would be required to cause such payment, acceleration, or provision to be triggered.
   5.15. Guaranties or Bonds
     Schedule 5.15 sets forth a true, correct and complete list, as of the date hereof, of all Guaranties or Bonds.

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   5.16. Employees
     Except as set forth on Schedule 5.16, the Company do not have any written or oral contract with any individual currently engaged, or previously engaged, in the business of the Company as an employee, independent contractor or otherwise. Schedule 5.16 sets forth a true, correct and complete list, as of the date(s) set forth therein, of the names, position and initial employment date of all current employees of the Company. No changes in such base pay for such employees have been promised or authorized by the Company, except in the Ordinary Course of Business or except as described in Schedule 5.16. Except as set forth in Schedule 5.16, there are no loans or other obligations payable or owing by the Company to any officer, director or employee of the Company, except salaries, wages, vacation pay, bonuses and salary advances and reimbursement of expenses incurred and accrued in the Ordinary Course of Business, nor are any loans or debts payable or owing by any such individuals to the Company, nor has the Company guaranteed any of such individuals’ respective loans or material obligations. The Company is not (a) delinquent in the payment to any of its employees or independent contractors any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them or amounts required to be reimbursed to such employees or consultants or any Taxes or any penalty for failure to comply with any of the foregoing or (b) liable for any payment to any trust or other fund or to any Governmental Authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the Ordinary Course of Business and consistent with past practices). RMO is not aware and the Company has not received notice that any employee or independent contractor of the Company intends to terminate his or her employment relationship or engagement with the Company. RMO is not aware and the Company has not received notice that any employee, director or officer of the Company is obligated under any contract or subject to any judgment, decree or administrative order that would conflict or interfere with (a) the performance of the Person’s duties as an employee, director or officer of the Company, or (b) the business of the Company as conducted or proposed to be conducted. Between the Effective Date and the Closing Date, no more than twenty percent (20%) of the total employees engaged by the Company shall have resigned, been terminated for any reason, or had their working hours materially reduced except in the Ordinary Course of Business.
   5.17. Environmental Matters
     Except as set forth in Schedule 5.17 to RMO’s knowledge:
          5.17.1. the Company and its respective operations are in material compliance with all applicable Environmental Laws;
          5.17.2. the Company is not subject to any pending or threatened claim, action, suit, investigation, inquiry or proceeding under any Environmental Law and there is no such action proposed or threatened;
          5.17.3. all Permits, if any, required to be obtained by the Company under any Environmental Law in connection with its respective operations as it is currently being

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conducted, including those relating to the management of Hazardous Substances, have been obtained by the Company, and are in full force and effect on the date hereof;
          5.17.4. there have been no releases of Hazardous Substances on any real property owned or leased by the Company in connection with the operations of the Company that requires remediation under applicable Environmental Laws;
          5.17.5. no real property formerly owned or leased by the Company in connection with the operations of the operations and the Company has been contaminated with any Hazardous Substances during or prior to such period of ownership or operation which could reasonably be expected to result in liability relating to or requiring any remediation under the applicable Environmental Laws;
          5.17.6. the Company is not subject to any order, decree, injunction or other arrangement with any Governmental Authority or any agreement with any third party pursuant to which the Company is indemnifying any third party for liability under any Environmental Laws; and
          5.17.7. RMO and the Company shall make available to Parent on a confidential basis all environmental site assessment reports, studies and related documents in the possession of the Company, RMO or any Non-Company Affiliate and relating to environmental matters in connection with operation of the Assets.
   5.18. Insurance Coverage
     Schedule 5.18 sets forth a true, correct and complete summary of all Company Insurance Policies applicable to the Company and any surety bonds (if applicable) covering the Company, the Assets, the business of the Company, and the employees of the Company, other than any such insurance policies related to Benefit Plans. There is no claim by the Company pending under any such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies and bonds. All premiums due and payable under such policies and bonds have been paid, and the Company is otherwise in material compliance with the terms and conditions of all such policies and bonds. To the knowledge of RMO, there is no threatened termination of such policies and bonds.
   5.19. Governmental Filings: No Violations
          5.19.1. Except as disclosed on the attached Schedule 5.19, to RMO’s knowledge no notices, reports or other filings are required to be made by RMO or the Company with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by RMO or the Company from, any Governmental Authority in connection with the execution and delivery of this Agreement by RMO or the Company and the consummation of the transactions contemplated hereby, except those that the failure to make or obtain would not have a Material Adverse Effect.
          5.19.2. Subject to the filings, registrations, consents, approvals, permits, authorizations and/or notices referred to in Schedule 5.19 and/or in Schedule 6.2, RMO’s and the Company’s execution, delivery and performance of this Agreement and the consummation of the

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transactions contemplated hereby will not constitute or result in (i) a breach or violation of any provisions of the Organizational Documents of the Company, (ii) a breach or violation of any Law of any Governmental Authority by which the Company is bound or (iii) a breach or violation of, or a default under, the acceleration of any obligations under, or the creation of a Lien on the assets of the Company (with or without notice, lapse of time or both) pursuant to, any Contract binding upon the Company, except, in the case of clauses (ii) and (iii) above, for any breach, violation, default, acceleration or creation that would not have a Material Adverse Effect.
     Except as disclosed on the attached Schedule 5.19, neither the RMO nor the Company needs to provide any notice to, or obtain any Permits from any Governmental Authority for the consummation of the transactions contemplated by this Agreement.
   5.20. Accounts Receivable
     Schedule 5.20 sets forth a true and correct list of all Accounts Receivable of the Company as of the end of the business day on April 28, 2009. All Accounts Receivable represent valid obligations and to RMO’s knowledge are not subject to any set offs or counterclaims. All Accounts Receivable and all Accounts Receivable arising between the Effective Date and the Closing Date are owned by the Company. Except as set forth in Schedule 5.20, no Account Receivable has been outstanding for more than sixty (60) days. To RMO’s knowledge, the Company has not received written notice from an account debtor stating that any Account Receivable in an amount in excess of Ten Thousand Dollars ($10,000.00) is subject to any contest, claim or set off by such account debtor. No discount or allowance from any Account Receivable has been made or agreed to.
   5.21. Gratuitous Payments
     Neither the Company, nor any of the directors, members, executives, independent contractors or employees of the Company, nor any agents acting on behalf of or for the benefit of the Company, directly or indirectly, has (i) offered or paid any remuneration, in cash or in kind, to, or made any financial arrangements with, any past or present customers or third party payors of the Company, or potential customers of the Company in order to obtain business from such customers, other than standard pricing or discount arrangements consistent with proper legal and business practices, (ii) given, or agreed to give, or is aware that there has been made, or that there is an agreement to make, any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) to any customer, third party payor, supplier, source of financing, landlord, sub-tenant, licensee or anyone else other than in connection with promotional or entertainment activities consistent with proper legal and business practices, (iii) made, or has agreed to make, or is aware that there has been made, or that there is any agreement to make, any illegal political contribution or gift, or any contributions, payments or gifts of its funds or property to, or for the private use of, any governmental official, employee or agent, where either the contribution, payment or gift or the purpose of such contribution, payment or gift is illegal under the laws of the United States, or under the laws of any state thereof or any other jurisdiction (foreign or domestic) under which such payment or gift was made, (iv) established or maintained any unrecorded fund or asset for any purpose, or has made any false or artificial entries on any of its books or records for any reason or (v) made, or has agreed to make,

32

or is aware that there has been made, or that there is any agreement to make, any payments to any person with the intention or understanding that any part of such payment was to be used for any purpose other than that described in the documents supporting the payments. No notice or claim inconsistent with the representations in this Section 5.21 has been received by the Company.
   5.22. Disclosures
     Neither this Agreement, nor any other agreement entered into pursuant to the transactions contemplated by this Agreement, nor any schedule, exhibit, report, document, certificate or instrument prepared by and furnished by the Company and RMO to Parent or its counsel in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading except to the extent that any such statement or omission will not be reasonably likely to have a material effect on the business, financial condition, prospects, or operation of the Company or Assets.
   5.23. Litigation
     Except as set forth in Schedule 5.8, there is no action, suit or proceeding at law or in equity against the Company pending, or to the knowledge of RMO, threatened, which (a) relates to or involves uninsured amounts of more than $5,000, (b) would, if decided adversely to RMO or the Company, prohibit the transactions contemplated by this Agreement or (c) is reasonably likely to have a Material Adverse Effect. The Company has not been permanently or temporarily enjoined or barred by order, judgment or decree requiring the Company to take, or refrain from taking, action with respect to its business.
   5.24. Brokers and Finders
     No broker or finder has been retained or employed by RMO or the Company in connection with the transactions contemplated in this Agreement. The Company does not have, and will not have, any financial obligation to any broker or finder.
   5.25. Regulatory Proceedings
     As of the date hereof, the Company, (a) has no rates which have been or are being collected subject to refund, pending final resolution of any proceeding pending before a Governmental Authority or on appeal to the Courts or (b) is not a party to any proceeding before a Governmental Authority or on appeal from orders of a Governmental Authority which, in each case, has resulted or would reasonably be expected to result in orders have a Material Adverse Effect.
6.	REPRESENTATIONS AND WARRANTIES OF RMO REGARDING THE COMPANY AND THE COMPANY INTERESTS

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     RMO represents and warrants to Parent that except as otherwise set forth in this Agreement:
   6.1. Power and Authority; Enforceability
     RMO and the Company have all requisite power and authority to execute and deliver this Agreement and the other documents, instruments and agreements to be entered into by it pursuant hereto, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by RMO and the Company, and, on the Closing Date, all other agreements to be entered into by RMO and the Company pursuant hereto will have been duly and validly executed and delivered by RMO and the Company. This Agreement is, and each and every agreement, document and instrument provided for herein to be executed and delivered and to which RMO and the Company are a party will be, when executed and delivered by the parties thereto, valid and binding on RMO and the Company and enforceable against RMO and the Company in accordance with its respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar Laws from time to time in effect affecting the enforcement of creditors’ rights generally.
   6.2. No Violation or Conflict by RMO or the Company
     Except as set forth in Schedule 6.2, the execution, delivery and performance by RMO and the Company of this Agreement and each and every other agreement, document and instrument to be entered into by RMO and the Company pursuant hereto do not and will not, and the consummation of the transactions contemplated hereby and thereby will not, constitute an occurrence of a Default or require the consent or approval of any Person under any provision of any Material Contract to which RMO or the Company are a party or by which they are bound.
   6.3. RMO and the Company Governmental Approvals
     Except as set forth in Schedule 5.19, the execution, delivery and performance by RMO and the Company of this Agreement, and the other documents, instruments and agreements to be entered into by RMO and the Company pursuant hereto, do not and will not, and the consummation of the transactions contemplated hereby and thereby will not (a) violate any consent, judgment, order or decree or any applicable rule or regulation of any Governmental Authority to which RMO, the Company or any Non-Company Affiliate is a party or is subject to, (b) require of RMO, the Company or any Non-Company Affiliate a filing or registration with any Governmental Authority, or (c) require RMO, the Company or any Non-Company Affiliate to obtain any consent, approval, Permit, certificate or order of any Governmental Authority under applicable Law or by any applicable consent, judgment, order or decree or any applicable rule or regulation of any Governmental Authority.
   6.4. Title to the Company Interests
     As of the Closing Date, RMO will collectively own, beneficially and of record, all of the shares of Company Interest free and clear of any and all Liens except as set forth on Schedule 6.4. There are no outstanding subscriptions, options, warrants, rights of first refusal or other

34

agreements or commitments, other than this Agreement, obligating RMO to transfer, or granting an option or right by RMO to any Person to purchase or acquire from RMO the Company Interests or any other securities of the Company.
   6.5. Litigation Against RMO or the Company
     Except as set forth in Schedule 6.5, to RMO’s knowledge there is no litigation, suit, action, proceeding, claim or investigation pending or, to the knowledge of RMO, proposed or threatened against RMO or the Company that (a) affects RMO, any Non-Company Affiliate, the Company, or the Assets, and could, individually or in the aggregate, if pursued or resulting in a judgment against RMO, reasonably be expected to materially adversely effect on the ability of RMO to consummate the transactions described herein, or (b) seeks restraint, prohibition, or other injunctive relief in connection with this Agreement or the consummation of the transactions contemplated hereby. There is no judgment, decree, injunction, order, determination, award, finding or letter of deficiency of any Governmental Authority or arbitrator outstanding against RMO or the Company with respect to this Agreement.
   6.6. Taxes
     RMO has (i) timely extended or filed all Income Tax Returns known to RMO to be required to be filed with respect to the Company and all such Income Tax Returns are true, correct and complete in all material respects; (ii) paid, and until the Effective Time will, within the time and in the manner prescribed by Law, pay, all Income Taxes known to RMO to be due and payable in respect of such Income Tax Returns related to the Company except those being contested in good faith; (iii) RMO has not executed or filed with any taxing authority (whether federal, state, local or foreign) any agreement or other document (other than normal requests to extend the time for filing a Income Tax Return) extending or waiving or having the effect of extending or waiving the period for assessment of any Income Tax that is due with respect to a Income Tax Return related to the Company and is required to file; (iv) no federal, state, local or foreign Income Tax Audits or other administrative proceeding, discussions or court proceedings are presently in progress with regard to any Income Tax Returns related to the Company; and (v) there are no Liens for Income Taxes upon the Assets of the Company. RMO acknowledges that the Company is treated for federal Income Tax purposes as “disregarded as an entity separate from its owner” pursuant to Section 301.7701-3(b)(1)(ii) of the Treasury Regulations.
   6.7 Investment
     RMO is receiving the Parent Common Stock as the Merger Consideration pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and has made, independently and without reliance on Parent (except to the extent that RMO has relied upon the representations and warranties of Parent contained herein), his own analysis of Parent Common Stock, and RMO has had reasonable and sufficient access to such documents and other information and materials as he considers appropriate to make his necessary evaluation. RMO is acquiring Parent Common Stock solely for his own account for investment and not with a view to or for the distribution thereof. RMO acknowledges that Parent Common Stock to be issued to him in connection with the Mergers is not registered under the Securities Act of 1933, as amended, and that such Parent Common Stock may not be transferred or sold except pursuant to

35

the registration provisions of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom. RMO is able to bear the economic risk of his investment in Parent Common Stock pursuant to this Agreement, and has sufficient knowledge and experience in financial and business matters in that he is capable of evaluating the merits and risks of the acquisition of Parent Common Stock, and RMO is able to financially bear the risk thereof.
7.	REPRESENTATIONS AND WARRANTIES OF PARENT
     Parent represents and warrants to RMO and the Company that:
   7.1. Organization and Standing
     Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Montana.
   7.2. Corporate Power and Authority; Enforceability
     Parent has all requisite corporate power and authority to execute and deliver this Agreement and the other documents, instruments and agreements to be entered into by it pursuant hereto, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Parent of this Agreement and each and every other agreement, document and instrument to be executed, delivered and performed by Parent in connection herewith have been duly authorized and approved by all requisite corporate action on the part of Parent. This Agreement has been duly and validly executed and delivered by Parent, and, on the Closing Date, all other agreements to be entered into by Parent pursuant hereto will have been duly and validly executed and delivered by Parent. This Agreement is, and each and every agreement, document and instrument provided for herein to be executed and delivered and to which Parent is a party will be, when executed and delivered by the parties thereto, valid and binding on Parent, and enforceable against Parent in accordance with their respective terms, except as enforceability may be limited by applicable equitable principles or by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or similar Laws from time to time in effect affecting the enforcement of creditors’ rights generally.
   7.3. No Violation or Conflict by Parent
     Except as set forth in Schedule 7.3, the execution, delivery and performance by Parent of this Agreement and each and every other agreement, document and instrument to be entered into by Parent pursuant hereto do not and will not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or violate any provisions of the articles of incorporation or the bylaws of Parent, or constitute an occurrence of Default or require the consent or approval of any Person under any provision of any contract or agreement to which Parent is a party or by which it is bound.
   7.4. Parent Governmental Approvals
     Except as set forth in Schedule 7.4, the execution, delivery and performance by Parent of this Agreement, and the other documents, instruments and agreements to be entered into by

36

Parent pursuant hereto, do not and will not, and the consummation of the transactions contemplated hereby and thereby will not (a) violate any consent, judgment, order or decree or any rule or regulation of any Governmental Authority to which Parent or any Affiliate of Parent is a party or is subject to, (b) require of Parent or any Affiliate of Parent a filing or registration with any Governmental Authority, or (c) require Parent or any Affiliate of Parent to obtain any consent, approval, Permit, certificate or order of any Governmental Authority under applicable Law or by any applicable consent, judgment, order or decree or any applicable rule or regulation of any Governmental Authority.
   7.5. Litigation Against Parent
     There is no litigation, suit, action, proceeding, claim or investigation pending or, to the knowledge of Parent, proposed or threatened against Parent that (a) affects Parent or any Affiliate of Parent and could, individually or in the aggregate, if pursued or resulting in a judgment against Parent or such Affiliate, reasonably be expected to materially adversely effect the ability of Parent to consummate the transactions described herein, or (b) seeks restraint, prohibition, or other injunctive relief in connection with this Agreement or the consummation of the transactions contemplated hereby. There is no judgment, decree, injunction, order, determination, award, finding or letter of deficiency of any Governmental Authority or arbitrator outstanding against Parent with respect to this Agreement.
   7.6. Purchase for Investment
     Parent is acquiring the Company Interests pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, and has made, independently and without reliance on RMO (except to the extent that Parent has relied upon the representations and warranties of RMO contained herein), its own analysis of the Company Interest, the Company and the Assets for the purpose of acquiring the Company Interests, and Parent has had reasonable and sufficient access to such documents and other information and materials as it considers appropriate to make its necessary evaluation. Parent is acquiring the Company Interests solely for its own account for investment and not with a view to or for the distribution thereof. Parent acknowledges that the Company Interests are not registered under the Securities Act of 1933, as amended, and that none of the Company Interests may be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom. Parent is able to bear the economic risk of its investment in the Company Interests pursuant to this Agreement, and has sufficient knowledge and experience in financial and business matters in that it is capable of evaluating the merits and risks of the acquisition of the Company Interests, and Parent is able to financially bear the risk thereof.
   7.7. Knowledge of Inaccuracies
     Parent shall promptly notify RMO and the Company if at any time prior to the Closing Parent acquires knowledge of any inaccuracy in any of the representations made by the RMO in this Agreement, provided, however, that Parent’s failure to inform RMO shall not be considered a breach hereunder.

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   7.8. Investigations
     Parent acknowledges that it has been furnished with and has an opportunity to read this Agreement to which it is a party and all materials relating to the Company and the Assets that have been requested by Parent. Parent further acknowledges that it has been given ample opportunity to ask questions and request information of, and receive answers from RMO concerning the Company and the Assets, including but not limited to information relating to the business, finances, operations and prospects of the Company.
8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT
     The obligations of Parent to consummate the Merger and the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by Parent for purposes of consummating the Merger and such other transactions:
   8.1. Representations True at the Closing
     The representations and warranties made by RMO or of RMO on behalf of the Company in this Agreement shall be true and correct in all material respects when made, and immediately prior to the Closing with the same force and effect as though such representations and warranties had been made as of such time.
   8.2. Covenants of RMO
     RMO and the Company shall have duly performed in all material respects all of the covenants, acts and undertakings to be performed by them respectively on or prior to the Closing pursuant to the Agreement, and a duly authorized officer of the Company, and RMO himself shall have delivered to Parent a certificate in the form attached hereto as Exhibit A dated as of the Closing Date certifying to the fulfillment of this condition and the condition set forth in Section 8.1.
   8.3. No Injunction, Etc.
     No action, proceeding, investigation, regulation or legislation shall have been instituted or threatened by any Person other than Parent or any Affiliate of Parent before any court or Governmental Authority to enjoin, restrain, or prohibit the consummation of the Merger or the transactions contemplated hereby.
   8.4. Consents, Approvals and Waivers
     RMO and the Company’s execution and delivery of this Agreement and consummation of the transactions contemplated hereby shall have been approved by (a) all Governmental Authorities, (b) all of RMO and the Company’s lenders whose approval is required under any applicable loan documents, and (c) Parent’s lenders, LaSalle Bank N.A. and the holders of those current unsecured bond debt notes due June 29, 2017, but only if such lender approvals are required under the applicable loan documents, and no such approvals, independently or in the aggregate, shall have resulted in a Material Adverse Effect on the regulatory treatment of the

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Company. In addition, this Agreement shall have been approved by the special committee of the board of directors of Parent, the board of directors of Parent (other than Richard M. Osborne in his individual capacity, and Thomas J. Smith), and Parent’s shareholders. Either (i) Parent shall have received a true, correct and complete copy of each consent, approval, waiver and agreement required to be obtained by RMO and the Company no later than the Closing pursuant to Section 3.3, or (ii) if RMO and the Company were unable to obtain such consent, approval, waiver or agreement after having complied with their obligations under Section 3.3, RMO shall have obtained for, or provided Parent with, in a form reasonably acceptable to Parent, the economic practical benefit to Parent as if such consent, approval, waiver or agreement had been received.
   8.5. Absence of Material Adverse Effect
     No Material Adverse Effect that is not as of the Effective Date hereof contained in a schedule shall have occurred between the Effective Date and the Closing Date.
   8.6 Consummation of Mergers pursuant to the Other Merger Agreement
     The mergers and other transactions contemplated by the Other Merger Agreement shall have been consummated.
9.	CONDITIONS PRECEDENT TO THE OBLIGATIONS OF RMO AND THE COMPANY
     The obligations of RMO and the Company to consummate the Merger and the transactions contemplated by this Agreement shall be subject to the satisfaction, on or before the Closing, of each and every one of the following conditions, all or any of which may be waived, in whole or in part, by RMO and the Company for purposes of consummating the Merger and such other transactions:
   9.1. Representations True at Closing
     The representations and warranties made by Parent in this Agreement shall be true and correct in all material respects when made, and immediately prior to the Closing with the same force and effect as though such representations and warranties had been made on and as of such time.
   9.2. Covenants of Parent
     Parent shall have duly performed in all material respects all of the covenants, acts and undertakings to be performed by it on or prior to the Closing pursuant to the Agreement, and the President of Parent shall have delivered to RMO and the Company a certificate in the form attached hereto as Exhibit B dated as of the Closing Date certifying to the fulfillment of this condition and the condition set forth in Section 9.1.
   9.3. No Injunction, Etc.
     No action, proceeding, investigation, regulation or legislation shall have been instituted or threatened by any Person other than RMO, the Company or any Non-Company Affiliate

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before any court or Governmental Authority to enjoin, restrain or prohibit the consummation of the Merger and the transactions contemplated hereby.
   9.4. Consents, Approvals and Waivers
     Parent’s execution and delivery of this Agreement and the consummation of the Merger and the transactions contemplated hereby shall have been approved by (a) the special committee of the board of directors of Parent, the board of directors of Parent (other than Richard M. Osborne in his individual capacity, and Thomas J. Smith), and approval by Parent’s shareholders, (b) all Governmental Authorities whose approvals are required by Law, (c) Parent’s lenders, LaSalle Bank N.A. and the holders of those current unsecured bond debt notes due June 29, 2017, but only if such lender approvals are required under the applicable loan documents, and (d) all of RMO’s and the Company’s lenders whose approval is required under any applicable loan documents. RMO and the Company shall have received a true, correct and complete copy of each consent, approval, waiver and agreement required to be obtained by Parent no later than the Closing pursuant to Section 3.3. RMO’s and the Company’s execution and delivery of this Agreement and the consummation of the Merger and the transactions contemplated hereby shall have been approved by all Governmental Authorities whose approvals are required by Law, except for any such approval which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of RMO and the Company to consummate the Merger and the transactions described herein.
   9.5 Consummation of Mergers pursuant to the Other Merger Agreement
     The mergers and other transactions contemplated by the Other Merger Agreement shall have been consummated.
10.	TRANSACTIONS AT CLOSING
   10.1. Transactions at Closing
     At the Closing, each of the following shall occur:
          10.1.1. RMO’s and the Company’s Performance. At the Closing, RMO and the Company shall deliver to Parent each of the following:
               10.1.1.1. all certificates representing the Company Interests or, if applicable, replacement certificates together with lost certificate affidavits and indemnifications (in form and substance reasonably acceptable to Parent), duly endorsed for transfer or accompanied with executed blank stock powers (in form and substance reasonably acceptable to Parent), together with a new certificate representing such shares issued in the name of Parent;
               10.1.1.2. original stock ledgers, articles of incorporation, certificates of incorporation, charters, certificates of formation, bylaws, joint venture agreements, partnership agreements, limited liability company operating agreements, and board of directors’, and members’ minutes of the Company;
               10.1.1.3. the certificate of RMO as described in Section 8.4;

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               10.1.1.4.    evidence of the consents, approvals, waivers and agreements described in Section 8.4 in a form reasonably satisfactory to Parent;
               10.1.1.5.   certificate of existence or good standing of the Company, as of the most recent practicable date, from the appropriate Governmental Authority of the jurisdiction of its respective incorporations or formations and the jurisdictions in which each is qualified to do business;
               10.1.1.6.    resignations, or evidence of termination of his or her office, by each director, manager, and officer of the Company, unless otherwise agreed by the parties;
               10.1.1.7.   such other evidence of the performance of all covenants and satisfaction of all conditions required of RMO or the Company by this Agreement, at or prior to the Closing, as Parent may reasonably require;
               10.1.1.8. all books and records relating to the operation of the Company, including but not limited to all such electronic records, files, ledgers and other documentation reasonably required by Parent in connection with the ongoing operation of the Company; and
               10.1.1.9. any acknowledgments or consents of any lender’s of Assumed Debt.
     10.1.2. Parent’s Performance. At the Closing, Parent shall deliver to RMO each of the following:
               10.1.2.1.   the certificate of the President of Parent described in Section 9.2;
               10.1.2.2.   certificates of existence or good standing of Parent and the Acquisition Sub, as of the most recent practicable date, from the appropriate Governmental Authority of the jurisdiction of its incorporation;
               10.1.2.3.   Secretary or Assistant Secretary certified copies of resolutions of the board of directors of Parent approving the transactions contemplated by this Agreement;
               10.1.2.4.   Secretary or Assistant Secretary certificates of incumbency for the officers of Parent who sign on behalf of Parent this Agreement and any other documents, instruments or agreements to be entered into by Parent pursuant hereto;
               10.1.2.5.     such other evidence of the performance of all covenants and satisfaction of all conditions required of Parent by this Agreement, at or prior to the Closing, as RMO or the Company may reasonably require; and
               10.1.2.6. a receipt of Parent evidencing Parent’s receipt of the Company Interests.
11. SURVIVAL OF REPRESENTATION AND WARRANTIES; INDEMNIFICATION

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     11.1. Survival of Representations, Warranties and Agreements
               11.1.1. All representations, warranties, covenants, indemnities and obligations made or undertaken by RMO in this Agreement are material, have been relied upon by Parent and shall survive the Closing hereunder as set forth in Section 11.5, and shall not merge in the performance of any obligation by any party hereto.
               11.1.2. All representations, warranties, covenants, indemnities and obligations made or undertaken by Parent in this Agreement are material, have been relied upon by RMO and shall survive the Closing hereunder as set forth in Section 11.5, and shall not merge in the performance of any obligation by any party hereto.
     11.2. Agreements to Indemnify Parent Indemnitees
               11.2.1. Subject to the other provisions of this Section 11 and subject to Section 5.25, RMO hereby agrees to indemnify and hold harmless Parent, each Affiliate of Parent, their respective directors and officers, and their respective successors and assigns (collectively, “Parent Indemnitees”), from and against any and all liability, obligation, loss, Lien, damage, injury, cost and expense (including reasonable attorneys’ fees and costs and expenses related thereto) (collectively, “Losses”) suffered or incurred by any Parent Indemnitee arising from: (a) any material breach of any indemnity, covenant, representation or warranty of RMO contained in this Agreement, (b) any misrepresentation in the certificate delivered at the Closing pursuant to Section 8.2, (c) the Member Plans, (d) all Taxes of the Company (including Taxes of any other Person for which the Company is liable under Treasury Regulation section 1.1502-6 or similar provision of foreign, state or local law) for periods (or portions thereof) ending on or prior to the Closing Date to the extent such Taxes exceed the Accrued Tax Liability; or (e) any Scheduled Claim, which claims the parties acknowledge and agree that RMO has acknowledged his duty to defend in accordance with Section 11.6.2 and, thereby, RMO has a right to control the defense of in accordance with the provisions of Section 11.6.2
               11.2.2. For all purposes of this Section 11, after the Closing, any Loss suffered or incurred by the Company arising from any breach of any indemnity, covenant, representation or warranty by RMO referenced in Section 11.2.1 shall be deemed suffered and incurred by Parent for purposes of such Section 11.2.1, and Parent shall be entitled to seek indemnification under such Section 11.2.1 against RMO alone for any such Loss.
     11.3. Agreements to Indemnify the RMO Indemnitees
     Subject to the other provisions of this Section 11, Parent hereby agrees to indemnify and hold harmless RMO, each Non-Company Affiliate, their respective directors and officers, and their respective successors and assigns (collectively, the “RMO Indemnitees”), from and against all Losses suffered or incurred by any RMO Indemnitee arising from: (a) any material breach of any indemnity, covenant, representation, or warranty of Parent contained in this Agreement, (b) any misrepresentation in the certificate delivered at the Closing pursuant to Section 9.2, or (c) any Taxes incurred as a result of any transaction engaged in by the Company after the Closing.

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   11.4. Recoveries
     The determination of the amount of any Loss for purposes of this Section 11 shall take into account the amount of insurance proceeds payable with respect thereto pursuant to any Third Party insurance policy, but only to the extent such amounts are actually paid to the Indemnified Party.
   11.5. Survival
          11.5.1. All claims by a Parent Indemnitee for indemnification pursuant to this Section 11 resulting from breaches of representations or warranties herein shall be forever barred unless RMO is notified:
               11.5.1.1.   in the case of a claim based upon a breach of Section 5.4 with respect to any taxable period ending on or prior to the Closing Date, within the statutory period of limitations (including any extensions thereof), unless such claim is raised by the taxing authority by way of an offset against any claim or suit for refund by or on behalf of the Company, or pursuant to the mitigation provisions contained in the Code or any applicable statutes, in which case a claim may be made within one (1) year after such offset or assessment; or
               11.5.1.2. in all other cases within eighteen (18) months after the Closing Date; provided that if written notice for a claim of indemnification has been given by Parent pursuant to Section 11.6.1 on or prior to the last day of the foregoing 18-month period, then the obligation of RMO to indemnify any Parent Indemnitee pursuant to this Section 11 shall survive with respect to such claim until such claim is finally resolved; provided, further, however, that claims based upon a breach of Section 5.2.1, Section Error! Reference source not found., the first three sentences of Section 6.1, or Section 6.4 may be brought at any time within the statute of limitations that applies to such claim or claims.
          11.5.2. All claims by a RMO Indemnitee for indemnification pursuant to this Section 11 resulting from breaches of representations or warranties herein shall be forever barred unless Parent is notified within eighteen (18) months after the Closing Date; provided that if written notice for a claim of indemnification has been given by RMO on behalf of any RMO Indemnitee pursuant to Section 11.6.1 on or prior to the last day of the foregoing twelve (12) month period, then the obligation of Parent to indemnify any RMO Indemnitee pursuant to this Section 11 shall survive with respect to such claim until such claim is finally resolved; provided, further, however, that claims based upon a breach of the first three sentences of Section 7.2 may be brought at any time within the statute of limitations that applies to such claim or claims.
   11.6. Notice and Defense of Actions
     The obligations and liabilities of each Indemnifying Party hereunder shall be subject to the following terms and conditions:
               11.6.1. Notice. Except with respect to any Scheduled Claim, the Indemnified Party shall give written notice to the Indemnifying Parties promptly after it becomes aware of any claim, action or proceeding (each, an “Action”) as to which indemnity may be

43

sought under this Section 11; provided that in any event, the Indemnified Parties shall give written notice of an Action within thirty (30) days after being served with the related process or legal proceeding. Such notice shall state the nature and basis of such claims or events and the amounts thereof, to the extent known, and shall attach copies of any complaint, demand or arbitration notice received by the Indemnified Party. Such notice shall be given in accordance with Section 13.1. The failure of the Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of any obligation under this Section 11 only if and to the extent that such failure materially prejudices the ability of the Indemnifying Party to defend such Action, and such failure shall in no event relieve the Indemnifying Party of any liability that the Indemnifying Party may have to the Indemnified Party otherwise under this Section 11.
          11.6.2. Defense of Actions.
               11.6.2.1.   (a)  Except with respect to any Scheduled Claim, in the event that the Indemnifying Parties acknowledge in writing a duty to defend with respect to such Action, the Indemnifying Parties shall have the right, at their expense, to control the defense of any such Action. If the Indemnifying Parties wish to control the defense of such Action, they shall deliver written notice thereof to the Indemnified Parties within sixty (60) days after receipt of the notice described in Section 11.6.1. After such notice, the Indemnifying Parties shall engage independent internal or external legal counsel (and reasonably acceptable to the Indemnified Parties) to assume the defense of such Action; provided, however, that the Indemnified Party may also participate in such defense, at its own expense; and provided, further, that any Indemnifying Party shall not be entitled to assume the defense or control of any Action if (i) the Indemnifying Party fails to acknowledge its duty to defend as set forth in the preceding sentence, (ii) the Indemnified Party agrees, in writing, to assume the defense of such Action and forego any indemnity claimed under this Section 11, (iii) in the reasonable opinion of legal counsel for the Indemnified Party, such Action involves the potential imposition of a criminal liability on the Indemnified Party, its directors, officers, employees or agents, (iv) in the reasonable opinion of legal counsel for the Indemnified Party, an actual or potential conflict of interest exists where it is advisable for such Indemnified Party to be represented by separate legal counsel, or (v) with respect to Parent only, failure to stay the enforcement of such Action will result in the imminent risk of sale, forfeiture or loss of all or any material portion of the Assets or a material disruption in the operation of the acquired business. In the circumstances identified in the foregoing subsections 11.6.2(a)(i) through (v), the Indemnified Party shall be entitled to control and assume responsibility for the defense of such Action, at the cost and expense of the Indemnifying Party. The Indemnifying Party may, in any event, participate in such proceedings at its own cost and expense.
                    (b) With respect to any Scheduled Claim, RMO shall have the right and obligation, at his expense, to control the defense of such Scheduled Claim. Parent also may participate in such defense, at its own expense. RMO shall have the right to select and engage internal or external legal counsel (which shall be reasonably acceptable to Parent if selected and engaged after the date of this Agreement) to assume the defense of such Scheduled Claim. From and after the Effective Date, the cost of the defense of all Scheduled Claims and any claims that arise or are filed between the Effective Date and the Closing Date shall be borne by the Parent provided, however, the cost of the defense of any claims that arise after the date of this Agreement, but before the Closing Date, shall be borne by RMO.

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               11.6.2.2.   The Indemnifying Party, in the defense of any such Action, shall have the right in its sole discretion to settle such Action only if (a) settlement involves only the payment of money and execution of appropriate releases of the Indemnified Party and its Affiliates, as the case may be, (b) there is no finding or admission of any violation of Law or violation of the rights of any Person by the Indemnified Party or its Affiliates, as the case may be, and (c) the Indemnified Party or its Affiliates, as the case may be, will have no liability with respect to such compromise or settlement. Otherwise, no such Action shall be settled or agreed to without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned). If the Indemnified Party withholds, delays or conditions its consent in an unreasonable manner, the Indemnified Party shall not be entitled to indemnification under this Section 11 for any Loss in excess of the amount for which the Action could reasonably have been compromised but for such withholding, delay or conditioning of consent.
               11.6.2.3.   Except with respect to any Scheduled Claim, in the event that the Indemnifying Parties shall not agree in writing to assume the defense of such Action or in the event the Indemnified Party assumes control of such Action pursuant to Section 11.6.2, the Indemnified Parties may engage internal or external legal counsel acceptable to them to assume the defense and may contest, pay, settle or compromise any such Action on such terms and conditions reasonably acceptable to the Indemnified Parties. If the Indemnifying Parties are obligated to indemnify the Indemnified Parties in respect to such Action under this Agreement, the fees and expenses of such counsel retained by the Indemnified Parties shall constitute litigation expenses subject to indemnification under this Section 11.
               11.6.2.4.   In the defense of any Action, regardless of who is in control, the Indemnified Parties and the Indemnifying Parties shall fully cooperate in good faith in connection with such defense and shall cause their legal counsel, accountants and Affiliates to do so, and shall make available to the other party all relevant books, records, and information (in such Person’s control) during normal business hours, and shall furnish to each other, at the Indemnifying Party’s expense, such other assistance as the other party may reasonably require in connection with such defense.
   11.7. Exclusive Remedy
     Except for remedies that cannot be waived as a matter of law and remedies available for breaches under Section 13.2, the indemnification obligations under this Section 11 shall be the sole and exclusive remedies of the parties hereto with respect to any breach of any representation, warranty, covenant, indemnity, or agreement under this Agreement or any certificate delivered pursuant hereto by any party hereto, except that nothing contained herein shall be construed as limiting or impairing the rights and remedies that the parties hereto may have at equity for injunctive relief and specific performance, including such equitable remedies with respect to enforcement of rights and obligations under Sections 2, 3.4.2, 4.3, 4.4 and 4.5.
   11.8. Treatment
     All indemnification payments under this Agreement shall be treated as adjustments to the Merger Consideration.

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12. TERMINATION
   12.1. Method of Termination
     This Agreement constitutes the binding and irrevocable agreement of the parties hereto to consummate the transactions contemplated hereby subject to the terms and conditions contained herein, the consideration for which is the covenants set forth in Sections 2, 3 and 4, and expenditures and obligations incurred and to be incurred by Parent, on the one hand, and by RMO and the Company, on the other hand, in respect of this Agreement, and this Agreement may be terminated or abandoned only as follows:
          12.1.1. By the unanimous written consent of RMO and Parent, notwithstanding prior approval (if any) by the board of directors of either Parent or the Company;
          12.1.2. If any condition to the Closing under Sections 8 and 9 has not been satisfied (or waived) by 5:00 p.m. on the one (1) year anniversary of the Effective Date or at such other time and date as may be mutually agreed upon by the parties in writing, RMO may terminate this Agreement by written notice given to Parent if RMO has neither (a) proximately contributed to the occurrence of the failure to satisfy the conditions set forth in Sections 8 and 9 by such date, nor (b) failed to use its commercially reasonable efforts to satisfy the conditions set forth in Sections 8 and 9;
          12.1.3. If any condition to the Closing under Sections 8 and 9 has not been satisfied (or waived) by 5:00 p.m. on the one (1) year anniversary of the Effective Date or at such other time and date as may be mutually agreed upon by the parties in writing, Parent may terminate this Agreement by written notice given to RMO and the Company if Parent has neither (a) proximately contributed to the occurrence of the failure to satisfy the conditions set forth in Sections 8 and 9 by such date, nor (b) failed to use its commercially reasonable efforts to satisfy the conditions set forth in Sections 8 and 9; or
          12.1.4. By either RMO or Parent if (a) there shall be any Law that makes consummation of the transactions contemplated herein illegal or otherwise prohibited; or (b) any judgment, injunction, order or decree permanently enjoining any of the parties hereto from consummating the transactions contemplated herein is entered and such judgment, injunction, order or decree shall become final and non-appealable.
Notwithstanding anything in this Section 12.1 to the contrary, no party hereto that is in breach of a material obligation under this Agreement shall be entitled to terminate this Agreement except with the prior written consent of the other party hereto.
     12.2. Procedure and Effect of Termination
          12.2.1. In the event of a termination by any party pursuant to and in accordance with Section 12.1, such terminating party shall give prompt written notice thereof as provided therein to the other party, and the transactions contemplated hereby shall be abandoned and terminated, without further action by any of the parties hereto, except as provided in Section 12.2.1.

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          12.2.2. In the event of a termination pursuant to Section 12.1:
               12.2.2.1.   All filings, applications and other submissions relating to the consummation of the transactions contemplated herein shall, to the extent practicable, be withdrawn from the Governmental Authority or other Person to which made; and
               12.2.2.2.   No party hereto, or any of its Affiliates, nor any shareholder, member, partner, director, officer, employee, or agent of any such party or any of its Affiliates, shall have any liability or further obligation to any other party hereto or any of its Affiliates, nor to any shareholder, member, partner, director, officer, employee, or agent of such other party or any of its Affiliates pursuant to this Agreement, except (a) that the provisions of Sections 3.4.2, 12.2, 13.2, and 13.3 (and associated defined terms) shall survive any such termination and not be extinguished thereby, provided that the provisions of Section 3.4.2 shall terminate on the later of the second anniversary of such termination or the date the Confidential Information loses its status as a trade secret or no longer qualify as confidential under applicable Law; and (b) any party hereto nevertheless shall be entitled to seek any remedy to which it may be entitled at law or in equity for the violation or breach by the other party hereto of any agreement, covenant, indemnity, representation or warranty contained in this Agreement that occurs prior to the termination.
13. GENERAL PROVISIONS
   13.1. Notices
     All notices, demands and requests hereunder by any party hereto to the other party hereto shall be in writing, and shall be delivered by hand, nationally recognized overnight courier, facsimile, or registered or certified mail, return receipt requested, first class postage prepaid, addressed as follows:
13.1.1. If to RMO:
Richard M. Osborne
8500 Station St., Suite 113
Mentor, OH 44060
Facsimile No. (440) 255-8645
and copies to legal counsel to RMO:
Dworken & Bernstein Co., LPA
60 South Park Place
Painesville, OH 44077
Attn: Melvyn E. Resnick and Jodi Littman Tomaszewski
Facsimile No.: (440) 352-3469
13.1.2. If to Parent:

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Energy West Incorporated
P.O. Box 2229
Great Falls, MT 59403
Attn: Kevin Degenstein, President and Chief Operating Officer
Facsimile No.: (406) 791-7560
and copies to legal counsel to Parent:
Kohrman, Jackson & Krantz., PLL
1375 E. Ninth Street
One Cleveland Center
Twentieth Floor
Cleveland, Ohio 44114
Attn: Marc Krantz
Facsimile No.: (216) 621-6536
and
McCarthy, Lebit, Crystal & Liffman Co., L.P.A.
101 West Prospect Avenue, Suite 1800
Cleveland, Ohio 44115-1088
Attn: Kenneth B. Liffman
Facsimile No. (216) 696-1210
          13.1.3. If delivered by hand or nationally recognized overnight courier, the day on which a notice, demand or request is delivered shall be the date on which such delivery is made, if delivered by facsimile, the day upon which sender receives from its facsimile machine the correct answerback of the addressee and confirmation of uninterrupted transmission by a transmission report or the recipient confirming by telephone to the sender that the recipient has received the facsimile message shall be the date on which such delivery is made (provided a hard copy of such transmission is dispatched by first class mail within 48 hours), and, if delivered by mail, the day on which such notice, demand or request is received shall be the date of delivery; provided that a notice given in accordance with this Section 13.1 but received on any day other than a Business Day or after business hours in the place of receipt, will be deemed to be received on the next Business Day in that place.
          13.1.4. Any party hereto may change its address or facsimile number specified for notices herein by designating a new address or facsimile number for notices by notice to the other party in accordance with this Section 13.1.
     13.2. Brokers
               13.2.1. Parent represents and warrants to RMO and the Company that no investment banker, broker or finder has acted for Parent in connection with this Agreement or the transactions. Parent hereby agrees to indemnify and hold harmless RMO and the Company and their respective Affiliates against any fee, loss or expense arising out of any claim by any

48

investment banker, broker or finder employed or alleged to have been employed by Parent or any of its Affiliates in connection with this Agreement or the transactions contemplated herein.
               13.2.2. RMO represent and warrant to Parent that no investment banker, broker or finder has acted for RMO or the Company or any of their Affiliates in connection with this Agreement or the transactions contemplated herein. RMO hereby agrees to indemnify and hold harmless Parent, any Affiliate of Parent, and, after the Closing, the Company, against any fee, loss or expense arising out of any claim by any investment banker, broker or finder employed or alleged to have been employed by RMO, the Company or any of their Affiliates in connection with this Agreement or the transactions contemplated herein.
   13.3. Expenses
     All expenses incurred by a party hereto in connection with or related to the authorization, preparation, negotiation and execution of this Agreement and the Closing of the transactions contemplated hereby, including all fees and expenses of agents, representatives, legal counsel, accountants and other technical consultants employed by such party, shall be borne solely and entirely by the party that has incurred the same (except as otherwise expressly provided herein), and provided that all expenses incurred by RMO shall be paid by RMO, as opposed to the Company.
   13.4. Further Assurances
     Each party covenants that at any time, and from time to time, after the Closing, it will execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.
   13.5. Attribution of Knowledge
     With respect to any representation or warranty set forth in this Agreement or any other agreements, certificates or instruments delivered pursuant hereto that is expressly qualified by: (a) the phrase “to the knowledge of RMO” or “to the best knowledge of RMO” and variations thereof when used with respect to RMO shall refer to matters actually known, and not constructively known, to RMO; and (b) the phrase “to the knowledge of Parent” or “to the best knowledge of Parent” and variations thereof when used with respect to Parent shall refer only to matters actually known, and not constructively known, to any of the individuals listed on Schedule 13.5(b). Without limiting the foregoing, a matter shall be deemed to be “actually known” by an individual listed on Schedule 13.5 if such individual has received written notice of such matter.
   13.6. Waiver
     Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the other party to whom such compliance is owed. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

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   13.7. Assignment; Binding Effect; No Third-Party Beneficiaries
     Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any party hereto without the prior written consent of the other party hereto, and any such assignment without such prior written consent shall be null and void, except that Parent may assign this contract to its parent company without RMO’s or the Company’s consent, but in such case Parent shall provide RMO and the Company with written notice of such assignment. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. No provision of this Agreement or any agreement referenced herein shall create a third-party beneficiary relationship or otherwise confer any benefit, entitlement or right upon any Person other than the parties to this Agreement or such referenced agreement, as the case may be, except for Sections 11.2 and 11.3, which are intended to benefit and be enforceable by any of the Parent Indemnitees or the RMO Indemnitees, respectively.
   13.8. Headings
     The section and other headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement. References to any “Section” herein (such as “Section 5”) shall be construed to include a reference to all subsections thereunder (i.e., 5.1, 5.1.1, ... 5.5, 5.6 ... etc).
   13.9. Entire Agreement
     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter herein and supersedes and cancels any prior agreements, representations, warranties, or communications, whether oral or written, between the parties hereto relating to the transactions contemplated hereby or the subject matter herein.
   13.10. Modifications
     Neither this Agreement nor any provision hereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such modification, amendment, change, waiver, discharge or termination is sought.
   13.11. Governing Law
     This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regards to the principles of conflicts of laws thereof.
   13.12. Severability
     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be

50

substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
   13.13. Counterparts
     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution by facsimile signature shall be deemed to be, and shall have the same effect as, execution by original signature.
   13.14. Exhibits and Schedules Incorporated
     All Exhibits and Schedules attached hereto are incorporated herein by reference. The section numbers in the Schedules correspond to the section numbers in this Agreement; provided, however, that any information disclosed in the Schedules under any section number shall be deemed to be disclosed and incorporated in any other section of this Agreement where such disclosure is made with such specificity, or in such a context, that it is reasonably apparent that such disclosure is applicable to such other section numbers. Prior to the Closing Date, RMO shall supplement or amend the Schedules with respect to any matter relating to the subject matter thereof hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in the Schedules. No supplement or amendment of any Schedule made pursuant to this Section 13.14 shall be deemed to cure any breach of, or expand or limit the scope of, or otherwise modify or affect any representations or warranty made in this Agreement unless the parties agree thereto in writing unless the omitted item is an obligation, liability or other matter which occurred or was incurred by the Company in the Ordinary Course of Business.
   13.15. Joint Preparation
     The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
   13.16. Performance by Affiliates
     Any obligation of any party hereto owed to any other party hereto under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such party, shall be deemed to have been performed, satisfied or fulfilled by such party.
   13.17. Consent to Jurisdiction; Waivers of Trial by Jury
     Each party irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or for recognition and enforcement of any judgment in respect hereof or

51

thereof brought by another party hereto or its successors or assigns may be brought and determined in the United States District Court, Northern District of Ohio and each party hereby irrevocably submits with regard to any action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth in Section 13 shall be effective service of process for any action, suit or proceeding with respect to any matters to which it has submitted to jurisdiction in this Section 13.17. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.
[Signatures On The Following Page]

52

     IN WITNESS WHEREOF, each party hereto has caused this Agreement and Plan of Merger to be executed on its behalf, all as of the day and year first above written.

The Company:

Great Plains Land Development Company, LTD

/s/ Richard M. Osborne

Richard M. Osborne, Sole Member

Member:

/s/ Richard M. Osborne

Richard M. Osborne, Trustee

Parent:

ENERGY WEST, INCORPORATED

By: /s/ Kevin J. Degenstein

Kevin J. Degenstein, President

53

EXHIBIT A
to
Agreement and Plan of Merger
Form of RMO’s and the Company’s Closing Certificate
[TO COME]

A-1

EXHIBIT B
to
Agreement and Plan of Merger
Form of Parent’s Closing Certificate
[TO COME]

B-1

Annex C

August 25, 2008
CONFIDENTIAL
Special Committee to the Board of Directors
Energy West Incorporated
P.O. Box 2229
Great Falls, MT 59401
Re: Fairness Opinion — Opinion of the Board of Directors’ Financial Advisor
Dear Members of the Special Committee:
We have been advised that Energy West, Incorporated (“Energy West” or the “Company”) proposes to enter into an agreement and plan of acquisition (the “Purchase Agreement”) of 100% of the outstanding shares of Lightning Pipeline Co, Inc (“Lightning”), Great Plains Natural Gas Company (“Great Plains”), Brainard Gas Corporation (“Brainard”), and membership interests in Great Plains Land Development Co., Ltd (collectively, the “Target Companies”). We understand that Northeast Ohio Natural Gas Corp. (“Northeast Ohio Gas”) and Orwell Natural Gas Company are wholly owned subsidiaries of Great Plains and Lightning, respectively. For the purposes of the following analyses, our review pertained only to the financial condition and operations of Northeast Ohio Gas, Orwell Natural Gas Company, and Brainard. (As operations in the two companies have been combined, Orwell Natural Gas Company and Brainard are collectively referred to as “Orwell Gas”.) Pursuant to the acquisition (the “Transaction”), the common stockholders of the Target Companies will receive a total purchase price equal to Thirty-Four Million Two Hundred Ninety-Six Thousand Nine Hundred Dollars ($34,296,900.00) (“Purchase Consideration”). The Purchase Consideration shall consist of (i) the issuance of a certain number of validly issued, fully paid and non-assessable shares of Energy West’s common stock and (ii) by the assumption of long-term debt. We have also been advised that Richard Osborne, Trustee, the principal shareholder of the Target Companies is also a major shareholder of Energy West and currently serves as it Chief Executive Officer and Chairman of the Board of Directors (the “Chairman”). We are also aware of and have evaluated, certain agreements which exist between companies controlled by the Chairman and Northeast Ohio Gas/Orwell Gas, as part of our overall analysis of the Transaction.
Houlihan Smith & Company, Inc. (“Houlihan”) was engaged by the Special Committee to render an opinion, whether or not favorable, to the Special Committee as to whether, as of the date of such opinion, the Transaction and the Purchase Consideration are fair from a financial point of view (“Opinion”).
In performing our analyses and for purposes of our Opinion set forth herein, we have, among other things:
a)	Reviewed the financial terms and conditions of the Purchase Agreement, dated August 18, 2008;

b)	Reviewed publicly available financial information and other data with respect to Energy West, including the Annual Report on Form 10-K for the year ended June 30, 2007 and, the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2008 and December 31, 2007;

c)	Reviewed audited historical financial statements for Northeast Ohio Gas for the periods ending December 31, 2003, through December 31, 2007; Reviewed audited historical financial statements for Orwell Gas for the periods ending December 31, 2005 through December 31, 2007;

105 W. Madison, Suite 1500	Tel: 312.499.5900 Toll Free: 800.654.4977	www.houlihansmith.com
Chicago, IL 60602	Fax: 312.499.5901	www.fairnessopinion.com
www.solvencyopinion.com

Special Committee
Energy West, Incorporated
Fairness Opinion - Confidential

d)	Reviewed monthly operating budget for fiscal year ending December 31, 2008 for each of the Target Companies, prepared by their respective senior management;

e)	Reviewed methodology used in budgeting and the basis for certain forecast assumptions with senior management of the Target Companies ;

f)	Reviewed certain third-party agreements with the Target Companies including agreements with parties related to the principal owner of the Target Companies;

g)	Reviewed interim financial statements comparing budget to actual earnings for the Target Companies for the months of January 2008 through May 2008;

h)	Reviewed financial projections for Northeast Ohio Gas for 2008 through 2013;

i)	Reviewed financial projections, including capital expenditure forecasts, for Orwell Gas for 2008 through 2012;

j)	Reviewed various Promissory Notes, Loan Agreements, and Line of Credit grant agreements related to the debt of Northeast Ohio Gas;

k)	Reviewed financial and operating information with respect to certain publicly-traded companies in the Natural Gas Industry which we believe to be generally comparable to the businesses of Energy West and the Target Companies, as well as other research related to the size and growth of markets in which each company operates or may operate;

l)	Reviewed the financial terms of certain recent business combinations in the natural gas industry specifically and in other industries generally;

m)	Held discussions with the senior management of Energy West regarding, among other items, the Company’s decision to form a business combination with the Target Companies, the prospective synergies, and the management of Energy West’s outlook for the future prospects of the Target Companies on a post-transaction basis; and

n)	Performed other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.
We have relied upon and assumed, without independent verification, the accuracy, completeness and reasonableness of the financial, legal, tax, and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering the Opinion. In addition, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Energy West, Northeast Ohio Gas or Orwell Gas, nor have we been furnished with any such evaluate on or appraisal. We have further relied upon the assurances from senior management of both the Company, Northeast Ohio Gas and Orwell Gas that they are unaware of any facts that would make the information provided to us to be incomplete or misleading for the purposes of our Opinion. We have not assumed responsibility for any independent verification of this information nor have we assumed any obligation to verify this information.

Special Committee
Energy West, Incorporated
Fairness Opinion - Confidential

Further, our Opinion is necessarily based upon information made available to us, as well as the economic, monetary, market, financial, and other conditions as they exist as of the date of our Opinion. We disclaim any obligation to advise the Board or any person of any change in any fact or matter affecting our Opinion, which may come or be brought to our attention after the date of this Opinion.
Each of the analyses conducted by Houlihan was carried out to provide a particular perspective of the Transaction. Houlihan did not form a conclusion as to whether any individual analysis, when considered in isolation, supported or failed to support our Opinion as to the fairness of the Transaction to the common stockholders of the Company. Houlihan does not place any specific reliance or weight on any individual analysis, but instead, concludes that its analyses, taken as a whole, supports its conclusion and Opinion. Accordingly, Houlihan believes that its analyses must be considered in its entirety and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors collectively, could create an incomplete view of the processes underlying the analyses performed by Houlihan in connection with the preparation of the Opinion.
Our Opinion does not constitute a recommendation to proceed with the Transaction. This Opinion relates solely to the question of the fairness of the Transaction and Purchase Consideration to the common stockholders of Energy West, from a financial point of view. We are expressing no opinion as to the income tax consequences of the Transaction to the common stockholders of Energy West.
Houlihan, a Financial Industry Regulatory Authority (FINRA) member, as part of its investment banking services, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, underwritings, private placements, bankruptcy, capital restructuring, solvency analyses, stock buybacks, and valuations for corporate and other purposes. Houlihan has no prior investment banking relationships with Energy West or the Target Companies. Houlihan has received a non-contingent fee from Energy West relating to its services in providing the Opinion. In an engagement letter dated May 8, 2008, Energy West has agreed to indemnify Houlihan with respect to Houlihan’s services relating to the Opinion.
Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Transaction and Purchase Consideration, are fair from a financial point of view.
Very truly yours,
Houlihan Smith & Company, Inc.

June 3, 2009	CONFIDENTIAL
Special Committee to the Board of Directors
Energy West Incorporated
P.O. Box 2229
Great Falls, MT 59401
Re:      Bring-Down Letter: Fairness Opinion of the Board of Directors’ Financial Advisor
Dear Members of the Special Committee:
Houlihan Smith & Company, Inc. (“Houlihan”) has received correspondence that Energy West and the Companies intend to terminate the Stock Purchase Agreement and enter into two Agreements and Plans of Merger (“Agreements”). Under the Agreements, Energy West’s proposed acquisition of the Companies will be effected by four separate mergers of one of four newly-formed wholly-owned subsidiaries of Energy West with and into each Company. Each Company will be the surviving corporation in each merger as a wholly-owned subsidiary of Energy West. (Note: All capitalized terms used herein without definition shall have the meanings ascribed to them as set forth in the Agreements). Per review of the Agreements, Houlihan noted the following changes, in relation to its Opinion:
I — The Merger:
(a) an Acquisition Sub shall be merged with and into Lightning in accordance with the provisions of the Ohio Revised Code and this Agreement, and the separate corporate existence of such Acquisition Sub shall thereupon cease and Lightning shall be the surviving corporation in the Merger (sometimes referred to herein as a “Surviving Corporation”). Following the Effective Time, Lightning, as the Surviving Corporation, shall succeed to and assume all of the rights and obligations of such Acquisition Sub;
(b) an Acquisition Sub shall be merged with and into Great Plains in accordance with the provisions of the Ohio Revised Code and this Agreement, and the separate corporate existence of such Acquisition Sub shall thereupon cease and Great Plains shall be the Surviving Corporation in the Merger. Following the Effective Time, Great Plains, as the Surviving Corporation, shall succeed to and assume all of the rights and obligations of such Acquisition Sub;
An Employee-owned Company

105 W. Madison      Suite 1500       Chicago, IL 60602
Tel: 312.499.5900       Toll Free: 800.654.4977       Fax: 312.499.5901
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(c) an Acquisition Sub shall be merged with and into BGC in accordance with the provisions of the Ohio Revised Code and this Agreement, and the separate corporate existence of such Acquisition Sub shall thereupon cease and BGC shall be the Surviving Corporation in the Merger. Following the Effective Time, BGC, as the Surviving Corporation, shall succeed to and assume all of the rights and obligations of such Acquisition Sub;
(d) an Acquisition Sub (that is the limited liability company) shall be merged with and into GPL in accordance with the provisions of the Ohio Revised Code and this Agreement, and the separate existence of such Acquisition Sub shall thereupon cease and GPL shall be the Surviving Corporation in the Merger. Following the Effective Time, GPL, as the Surviving Corporation, shall succeed to and assume all of the rights and obligations of such Acquisition Sub.
II — The Merger Consideration:
The total number of shares of common stock of Parent that the Shareholders shall be entitled to receive for Merger Consideration for all the Companies shall be the total of Thirty-Four Million Three Hundred Four Thousand Dollar ($34,304,000.00) (subject to adjustment up or down, as the case may be, by the Adjustment Amount) less the Assumed Debt divided by $10 (the “Exchange Ratio”).
Houlihan noted, per review of the Agreements, and through correspondence with representatives of Energy West, that the pro-forma structures of the merger transaction remains unchanged from the stock purchase transaction, whereby Energy West will acquire the stock of the Companies and after completion, each Company will be a wholly-owned subsidiary of Energy West. The purchase price will remain unchanged. All representations and warranties will remain substantially as before.
As such, Houlihan reaffirms, as of the date hereof (and as though made on the date hereof), all statements made in our fairness opinion letter addressed to the Special Committee to the Board of Directors and dated as of August 25, 2008.
This letter is solely for the information of the Special Committee to the Board of Directors and it is not to be used, circulated, quoted or otherwise referred to for any other purpose, without our prior consent.
Very truly yours,
Houlihan Smith & Company, Inc.

Annex D

INDEX TO ANNEX D
FINANCIAL STATEMENTS OF LIGHTNING PIPELINE COMPANY, INC.

Consolidated Balance Sheets as of June 30, 2009 and 2008 (unaudited) and December 31, 2008	D-2
Consolidated Statements of Operations (unaudited) for the three months and six months ended June 30, 2009 and 2008	D-4
Consolidated Statements of Cash Flows (unaudited) for the six months ended June 30, 2009 and 2008	D-5
Notes to Consolidated Financial Statements (unaudited)	D-6
Independent Auditors’ Report	D-13
Consolidated Balance Sheets as of December 31, 2008 and 2007	D-14
Consolidated Statements of Shareholder’s Equity for the years ended December 31, 2008 and 2007	D-16
Consolidated Statements of Operations for the years ended December 31, 2008 and 2007	D-17
Consolidated Statements of Cash Flows for the years ended December 31, 2008 and 2007	D-18
Notes to Consolidated Financial Statements	D-19
Supplemental Schedule to Consolidated Balance Sheet for the year ended December 31, 2008	D-29
Supplemental Schedule to Consolidated Statement of Operations for the year ended December 31, 2008	D-31
Supplemental Schedule to Consolidated Balance Sheet for the year ended December 31, 2007	D-32
Supplemental Schedule to Consolidated Statement of Operations for the year ended December 31, 2007	D-34

ITEM 1 — CONSOLIDATED FINANCIAL STATEMENTS
LIGHTNING PIPELINE COMPANY, INC. & AFFILIATES
Mentor, Ohio
CONSOLIDATED BALANCE SHEETS

	June 30,		December 31,
	2009	2008	2008
	(Unaudited)	(Unaudited)	(Audited)
ASSETS

Property and Equipment
Land and Land Rights	$95,544	$90,794	$90,794
Pipeline, Meters, Stations and Equipment	11,613,030	10,395,271	11,388,106
Construction Equipment and Tools	488,459	486,672	494,772
Vehicles	539,023	558,257	535,925
Leasehold Improvements	84,958	77,998	84,958
Office Furniture and Equipment	240,847	233,245	237,958
Construction in Process	764,345	600,170	467,696

	13,826,206	12,442,407	13,300,209
Less: Accumulated Depreciation	(3,595,609)	(3,367,806)	(3,438,232)

Net Property and Equipment	10,230,597	9,074,601	9,861,977

Current Assets
Cash and Cash Equivalents	—	124,243	65,813
Accounts Receivable — Net of Allowance	433,924	578,186	1,992,673
Inventory	302,071	323,088	241,102
Related Party Receivables	330,568	944,063	529,161
Prepaid Expenses	18,500	112,661	59,975
Regulatory Asset — Unrecovered Gas Cost	74,766	35,548	—
Note Receivable — Due Within One Year	—	—	8,319

Total Current Assets	1,159,829	2,117,789	2,897,043

Other Assets
Goodwill	2,542,265	2,542,265	2,542,265
Deferred Charges — Net	15,556	18,346	17,014
Note Receivable — Due After One Year	68,381	76,415	64,150
Other Assets	1,000	1,000	1,000

Total Other Assets	2,627,202	2,638,026	2,624,429

Total Assets	$14,017,628	$13,830,416	$15,383,449

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC. AND AFFILIATES
Mentor, Ohio
CONSOLIDATED BALANCE SHEETS

	June 30,		December 31,
	2009	2008	2008
	(Unaudited)	(Unaudited)	(Audited)
SHAREHOLDERS’ EQUITY AND LIABILITIES

Shareholders’ Equity
Common Stock	$1,250	$1,250	$1,250
Retained Earnings	861,858	626,955	163,294

Total Shareholders’ Equity	863,108	628,205	164,544

Current Liabilities
Bank Overdraft	19,196	—	—
Line of Credit	1,786,536	2,087,928	306,536
Notes Payable — Due Within One Year	4,517,772	383,258	4,652,391
Related Party Note Payable — Due Within One Year	4,141,932	—	4,141,932
Deferred Compensation — Current Portion	20,423	46,334	44,052
Accounts Payable	224,152	355,424	397,728
Regulatory Liability — Over-recovered Gas Cost	1,361	269,450	284,992
Related Party Payables	919,912	2,153,100	3,296,154
Accrued Expenses	796,668	601,415	1,382,424

Total Current Liabilities	12,427,952	5,896,909	14,506,209

Other Liabilities
Notes Payable — Due After One Year	163,700	6,705,660	149,678
Regulatory Liability — Asset Retirement Obligation	527,239	528,651	527,239
Deferred Compensation — Net of Current Portion	—	20,423	—
Customer Deposits	35,629	50,568	35,779

Total Liabilities	13,154,520	13,202,211	15,218,905

Total Liabilities and Shareholders’ Equity	$14,017,628	$13,830,416	$15,383,449

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC. AND AFFILIATES
Mentor, Ohio
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue — Natural Gas Operations	$1,263,703	$1,723,062	$6,127,587	$6,699,128

Cost of Sales — Natural Gas Purchases	630,584	1,170,915	3,911,253	4,747,077

Gross Profit	633,119	552,147	2,216,334	1,952,051

Operating Expenses
Administrative Expenses	74,524	58,312	146,331	105,444
Advertising, Promotion, and Travel	9,799	5,725	11,604	11,256
Bad Debt Expense	(100)	3,599	(170)	4,965
Depreciation and Amortization	110,690	120,803	219,427	237,174
Field Maintenance Supplies	18,107	18,799	31,824	49,662
General Insurance	14,562	13,842	29,651	27,136
Management Fees	—	6,000	—	12,000
Outside Services	27,934	30,737	50,243	62,116
Pipeline Supplies and Other Expense	709	324	919	469
Professional Fees	48,813	24,912	93,625	47,588
Rent	49,104	51,262	100,302	101,884
Repairs and Maintenance	15,264	11,083	24,970	22,844
Salaries and Benefits	197,681	206,323	416,749	406,799
State and Local Taxes	57,551	55,825	115,474	113,899
Utilities	4,609	4,533	9,424	9,370
Vehicle Rentals and Expense	32,466	42,330	64,504	76,947

Total Operating Expenses	661,713	654,409	1,314,877	1,289,553

Income (Loss) from Operations	(28,594)	(102,262)	901,457	662,498

Other Income (Expense)
Merchandise Cost	—	—	(1,335)	—
Interest Income	1,180	2,139	2,456	4,677
Interest Expense	(130,167)	(80,752)	(255,135)	(157,390)
Management Fee	29,001	36,501	58,002	73,002
Gain (Loss) on Disposal of Property	(8,451)	—	(12,999)	—
Inventory Variance	(1,323)	—	6,118	—

Total Other Income (Expense)	(109,760)	(42,112)	(202,893)	(79,711)

Net Income (Loss)	$(138,354)	$(144,374)	$698,564	$582,787

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC. AND AFFILIATES
Mentor, Ohio
CONSOLIDATED STATEMENTS OF CASH FLOWS

	June 30,	June 30,
	2009	2008
	(Unaudited)	(Unaudited)
Net Cash Flows from Operating Activities
Net Income	$698,564	$582,787

Non-Cash Adjustments:
Depreciation, Amortization, and Accretion	219,427	237,174
Disposal of Depleted Assets	(62,050)	(7,769)
Asset Retirement Obligation		(32,529)
Bad Debt	—	4,965

Changes in Assets and Laibilities:
(Increase) Decrease in:
Accounts Receivable	1,558,749	1,136,270
Inventory	(60,969)	(91,214)
Related Party Receivables	198,593	(596,978)
Prepaid Expenses	41,475	(45,417)
Regulatory Asset — Unrecovered Gas Cost	(74,766)	58,780
Other Assets	(2,775)	1,330
Increase (Decrease) in:
Accounts Payable	(173,576)	(59,613)
Accrued Expenses and Other Current Liabilities	(585,756)	(368,933)
Regulatory Liability — Asset Retirement Obligation	—	32,529
Regulatory Liability — Over-recovered Gas Cost	(283,631)	269,450
Customer Deposits	(150)	20,813

Net Cash Flows from Operating Activities	1,473,135	1,141,645

Cash Flows from Investing Activities
Purchases of Property and Equipment	(525,996)	(588,251)
Collection on Note Receivable	8,319	3,811

Net Cash Flows from Investing Activities	(517,677)	(584,440)

Cash Flows from Financing Activities
Proceeds from (Payment on) Long-Term Debt, net of current portion	(120,597)	3,966,036
Payments on Deferred Compensation, net of current portion	(23,628)	(21,818)
Payments to Related Parties	(2,376,242)	(5,143,508)
Bank Overdraft	19,196	—
Distribution to Shareholder	—	(200,000)
Line of Credit — Net payments	1,480,000	785,000

Net Cash Flows Provided By (Used In) Financing Activities	(1,021,271)	(614,290)

Net Change in Cash and Cash Equivalents	(65,813)	(57,085)

Cash and Cash Equivalents — Beginning	65,813	181,328

Cash and Cash Equivalents — Ending	(0)	124,243

Supplemental Disclosures
Cash Paid During the Year for:
Interest	255,135	157,390

Non-Cash Transactions:
Vehicles Purchased with Debt	$80,361	$—

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009
UNAUDITED
Note 1 — Summary of Significant Accounting Policies
General
Lightning Pipeline Company, Inc. (the “Parent” or “Lightning”) is an Ohio corporation headquartered in Mentor, Ohio and serves as a holding company for its wholly-owned subsidiary, Orwell Natural Gas Company, Inc. (“Orwell”, “Company”, or “Subsidiary”).). Lightning was incorporated in June 2002.
Overview
Orwell Natural Gas Company, Inc. is the subsidiary to Lightning Pipeline Company, Inc. It was incorporated in August 1986 for the purpose of retailing natural gas to residential, commercial and industrial customers located primarily in northeast Ohio and eastern Pennsylvania. A small portion of the Company’s rates are negotiated through home-rule with the three individual localities in which it operates and are subject to review by the Public Utilities Commissions of Ohio and Pennsylvania. The remaining rates are established through a tariff that is regulated by the Public Utility Commission of Ohio.
Basis of Presentation
The Consolidated Financial Statements include the accounts of Lightning and its wholly-owned subsidiary, Orwell Natural Gas Company, Inc., which includes Walker Gas Company and Clarion River Gas Company that operate as Pennsylvania divisions of Orwell. The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the rules and regulations of the Securities and Exchange Commission (“SEC”). Accordingly, these financial statements do not include all information and footnotes required under accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, these interim consolidated financial statements contain all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the consolidated financial position of the Company as of June 30, 2009 and the results of its operations and cash flows for the three months and six months ended June 30, 2009 and 2008. Interim results of operations are not necessarily indicative of the results to be expected for future fiscal periods. All related party transactions have been disclosed.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Principles of Consolidation
The financial statements include the operations of Lightning Pipeline Company, Inc., and Orwell Natural Gas Company, Inc. The basis for consolidation is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the cost incurred by the Parent in buying the Subsidiary instead of the Subsidiary’s historical costs. The purchase costs of the Parent are shown in the consolidated statements.

Revenue Recognition
The Company bills its customers on a monthly meter reading cycle. At the end of each month, gas service which has been rendered from the latest date of the cycle meter reading to the month-end is unbilled. The accrued revenue for this unbilled gas is based on an estimated calculation of revenue as a percentage of days and volumes billed in the following month of service. Actual usage percentages may vary from these estimates and may impact our operating income.
Regulatory Assets and Liabilities
The Company accounts for certain of its regulated operations under the provisions of Statement of Financial Accounting Standards (SFAS) No. 71, “Accounting for the Effects of Certain Types of Regulation.” This standard includes accounting principles for companies whose rates are determined by independent third-party regulators and defines regulatory assets as the deferral of costs expected to be recovered in future customer rates and regulatory liabilities as current cost recovery of expected future expenditures.
In some cases, we record regulatory assets before we have received approval for recovery from the state regulatory agencies. We must use judgment to conclude that costs deferred as regulatory assets are probable of future recovery. We base this conclusion on certain factors, including changes in the regulatory environment, recent rate orders issued by regulatory agencies, and the status of any potential new legislation.
We use our best judgment when recording regulatory assets and liabilities. Regulatory commissions, however, can reach different conclusions about the recovery of costs, and those conclusions could have a material impact on our financial statements.
Deferred gas cost is the current regulatory liability. If because of a change in circumstances, we determine that the regulated natural gas segment no longer meets the criteria of regulatory accounting under SFAS No. 71, that segment will have to discontinue regulatory accounting and write off the respective regulatory assets and liabilities. Such a write-off could have a material impact on our financial statements.
Asset Retirement Obligation
The non-current regulatory liability is the asset retirement obligation (“ARO”). The Company accounts for its asset retirement obligations in accordance with FASB Statement No. 143, “Accounting for Asset Retirement Obligations.” This Statement requires that the fair value of an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. For the Company, asset retirement obligations primarily relate to the replacement of gas pipelines. The present value of the estimated asset retirement cost is capitalized as part of the long-lived asset. The capitalized asset retirement cost is depreciated and the asset retirement obligation is accreted over the life of the asset. This asset retirement obligation is based on the determined negative salvage amount for the equipment as determined by the Public Utility Commission of Ohio. The related expense is included in depreciation. We must use judgment to identify all appropriate asset retirement obligations.
Accrued Liabilities
Accrued liabilities consist of the following:

	June 30,	June 30,
	2009	2008
Accrued Taxes Other Than Income	$539,102	$490,122
Accrued Salaries and Benefits	59,713	45,957
Accrued Professional	53,595	44,414
Accrued Miscellaneous	3,870	20,922
Accrued Interest	140,388
Total	$796,668	$601,415
Recoverable/Refundable Costs of Gas
We account for purchased gas cost pursuant to section 4905.302(C), of the Ohio Revised Code, which promulgates rules for a uniform purchased gas adjustment clause to be included in the schedules of gas or natural gas companies subject to the Ohio Public Utility Commission’s jurisdiction. These rules, which are contained in Chapter 4901:1-14, Ohio Administrative Code (O.A.C.) separate the jurisdictional cost of gas from all other costs incurred by a gas or natural gas company and provide for each company’s recovery of these costs.
Accounting for Impairment
Statement of Financial Accounting Standards No. 144 (“SFAS No. 144”), Accounting for the Impairment or Disposal of Long-Lived Assets establishes accounting standards to account for the impairment of long-lived assets, and certain identifiable intangibles. Under SFAS No. 144, the Company reviews assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. SFAS No. 144 also requires that a rate regulated enterprise recognize impairment when regulated assets are no longer probable of recovery. The Company acquired the assets of Orwell Natural Gas Company, Inc. in June 2002. As a result, there is a goodwill asset of $2,542,265 at June 30, 2009. No impairment losses were incurred for the six months ended June 30, 2009.
Note 2 — Related Party Transactions
Orwell-Trumbull Pipeline Co. LLC
The Company has an operating agreement with Orwell-Trumbull Pipeline Co. LLC which shares common ownership. As of June 30, 2009, the amounts receivable from this entity was $89,194. As of June 30, 2008, the amounts receivable from this entity was $8,508. The amount receivable has resulted from project expenses that were paid by the Company on behalf of Orwell-Trumbull Pipeline Co. LLC. These amounts are non-interest bearing, unsecured and payable on demand.
Brainard Gas Corp.
Brainard Gas Corp. shares common ownership with the Company. As of June 30, 2009, the amounts receivable from this entity was $169,732. As of June 30, 2008, the amounts receivable from this entity was $223,598. The majority of the receivable represents past due management fees owed to Orwell on a monthly basis. These amounts are non-interest bearing, unsecured and payable on demand.
Richard M. Osborne
The Parent, Lightning Pipeline Company, Inc. purchased its wholly-owned subsidiary, Orwell Natural Gas Company, Inc. in June 2002. Richard M. Osborne, the majority stockholder, loaned the Parent the capital to purchase the subsidiary. The total amount loaned included the initial cash payment of $1,850,000 along with a $2,000,000 note with accrued interest of $280,538 and legal fees of $11,394. The outstanding loan balance was $4,141,932 at June 30, 2009.

Northeast Ohio Natural Gas Corp. (“NEO”)
Northeast Ohio Natural Gas Corp. shares common ownership with the Company. As of June 30, 2009, the amounts payable to this entity was $510,324. The majority of this balance has accumulated due to expenditures that were paid by NEO on behalf of Orwell. These amounts are non-interest bearing, unsecured and payable on demand. The Company sells NEO gas off the Tennessee Gas Pipeline. As of June 30, 2008, the amount due from NEO was $72,000.
ONG Marketing, Inc. — Gas Purchases
The Company purchases natural gas from ONG Marketing, Inc. (a related party) at prices that approximate fair market value. As of June 30, 2009, the amounts payable to ONG Marketing was $392,958. As of June 30, 2008, the amounts payable to ONG Marketing was $1,991,884. The amounts are non-interest bearing, unsecured and payable on demand.
ONG Marketing, Inc. — Note Receivable
The Company has a note receivable with ONG Marketing, Inc. (a related party). The terms of the note call for monthly payments of $1,094 consisting of principal and interest charged at 7%. The note is collateralized by a pipeline and is scheduled to mature in 2015. The balance at June 30, 2009 is $68,381. The balance at June 30, 2008 was $76,415.
Future principal payments due to be received on the note are as follows:

2009	2010	2011	2012	Thereafter

$7,919	$9,237	$9,905	$10,620	$30,700

ONG Marketing, Inc. — Transportation Income
The Company received fees from a related party for the transportation of natural gas to the related party’s customers in the Company’s pipelines. The total fees received from the related party under this arrangement were $1,928 for the three months ended June 30, 2009 and $2,119 for the three months ended June 30, 2008. The total fees received from the related party under this arrangement were $3,441 for the six months ended June 30, 2009 and $4,173 for the six months ended June 30, 2008.
ONG Marketing, Inc. — Pipeline Lease
The Company has an agreement with a related party to lease a pipeline through December 2016 for $13,200 annually. The Company paid lease expense of $3,300 for the three months ended June 30, 2009 and $3,300 for the three months ended June 30, 2008. The Company paid lease expense of $6,600 for the six months ended June 30, 2009 and $6,600 for the six months ended June 30, 2008 as part of this agreement.
Great Plains Exploration
The Company made an agreement in January 2008 to lease heavy equipment from a related party for $4,500 per month. The Company paid certain vendors on behalf of Great Plains Exploration. As of June 30, 2009, the net amounts receivable from this entity total $16,563. As of June 30, 2008, the net amounts receivable from this entity totaled $43,823.

Osair, Inc.
The Company has an agreement to lease its administrative offices in Mentor, Ohio from Osair, Inc. the owner of The Match Works (a related party) for $2,000 per month. The lease agreement expires in June 2023. Annual rental shall be incurred each five years following the commencement date by the percentage in the United States Department Commerce Index: all items for Cleveland, Ohio (“CPI”) which shall have occurred between the Commencement Date and each Rental Adjustment Date. Payments under the lease agreements on these facilities totaled $6,000 during the quarter ended June 30, 2009 and $6,000 during the quarter ended June 30, 2008. Payments under the lease agreements on these facilities totaled $12,000 during the six months ended June 30, 2009 and $12,000 during the six months ended June 30, 2008.
Station Street Partners and Richard M. Osborne Trust
The Company leases its operating and warehouse facilities in Mentor and Orwell, Ohio from Station Street Partners and the Richard M. Osborne Trust (related parties). The monthly lease payment on the facilities totals $9,000 under the terms of the agreements. The Company is responsible for all real estate taxes, maintenance, utilities, and other operating expenses associated with the facilities. The lease agreements expire in March 2023. Annual rental shall be incurred each five years following the commencement date by the percentage in the United States Department Commerce Index: all items for Cleveland, Ohio (“CPI”) which shall have occurred between the Commencement Date and each Rental Adjustment Date. Payments under the lease agreements on these facilities totaled $27,000 during the quarter ended June 30, 2009 and $27,000 during the quarter ended June 30, 2008. Payments under the lease agreements on these facilities totaled $54,000 for the six months ended June 30, 2009 and $54,000 for the six months ended June 30, 2008.
Note 3 — Lines of Credit, Long-Term and Short-Term Debt
The Company funds its operating cash needs, as well as dividend payments and capital expenditures, primarily through cash flow from operating activities and short-term borrowing. Historically, to the extent cash flow has not been sufficient to fund these expenditures; the Company has used the working capital line of credit portion of the credit facility with Huntington National Bank. The Company has greater need for short-term borrowing during periods when internally generated funds are not sufficient to cover all capital and operating requirements, including costs of gas purchased and capital expenditures. In general, the Company’s short-term borrowing needs for purchases of gas inventory and capital expenditures are greatest during the summer and fall months, and our short-term borrowing needs for financing customer accounts receivable are greatest during the winter months.
Huntington National Bank Lines of Credit — On November 28, 2008, the Company established a variable rate nondisclosable revolving line of credit for $1,500,000 due on November 30, 2009. Interest is payable monthly based on an index rate which is the LIBOR rate of 2.650 percentage points over index. Richard M. Osborne, shareholder, is a joint borrower on this line of credit. Three related parties have secured the loan, Lightning Pipeline Company, Inc., Lightning Pipeline Company II, Inc., and ONG Marketing, Inc. The outstanding balance on the line of credit at June 30, 2009 was $1,480,000. The Company had a line of credit established with Huntington National Bank in the amount of $2,000,000 at June 30, 2008. The outstanding balance on the line of credit at June 30, 2008 was $1,780,000. The

Company also has a second line of credit with Huntington National Bank for up to $500,000. Interest is charged monthly at the Lender’s Prime Commercial Rate. This unsecured loan matures on December 31, 2009. The balance outstanding at June 30, 2009 was $306,536. The balance outstanding at June 30, 2008 was $307,928.
Huntington National Bank Promissory Note: Orwell has a one-year loan with Huntington National Bank secured by substantially all assets of the Company. Monthly payments are $35,331 including interest of 3% over index (LIBO Rate) per annum with a final payment due November 2009. Substantially all assets as well as three related parties have secured the loan, Lightning Pipeline Company, Inc., Lightning Pipeline Company II, Inc., and ONG Marketing, Inc. As of June 30, 2009, the balance of this promissory note was $4,426,464. Prior to this note, Orwell had a similar promissory note with Huntington National Bank including interest at 7.10% per annum. As of June 30, 2008, the balance on this promissory note was $2,704,412.
Richard Osborne Demand Note: Richard Osborne, majority stockholder of Lightning Pipeline Company, Inc. loaned the Parent funds to purchase its subsidiary, Orwell Natural Gas Company, Inc. The note accrues interest at the rate of 6% on the individual loan advances from the date of each such advance. The balance on the loan at June 30, 2009 was $4,141,932.
Note 4 — Financial Statement Effect of “Push-Down” Accounting Entries
In anticipation of the merger of the Company with Energy West, Inc., the basis of consolidation of these financial statements is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the cost incurred by the Parent in buying the Subsidiary instead of the Subsidiary’s historical costs. The purchase costs of the Parent are shown in the consolidated statements. The subsidiary revalued its assets in accordance with the fair values attributed to those assets by the Parent.
Note 5 — New Accounting Pronouncements
In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R requires an acquirer to recognize and measure the assets acquired, liabilities assumed and any non-controlling interests in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exception. In addition, SFAS 141R requires that acquisition-related costs will be generally expensed as incurred and also expands the disclosure requirements for business combinations. The effective date of SFAS 141R is for years beginning after December 15, 2008. We have adopted SFAS 141R on our consolidated financial statements, effective January 1, 2009.
In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with United State of America Generally Accepted Accounting Principles (“GAAP”). SFAS 162 directs the GAAP hierarchy to the entity, not the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS No. 162 will be effective sixty days following the Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411. Adoption of SFAS No. 162 will not have a material effect on the Company’s financial position, results of operations or cash flows.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60” (“SFAS 163”). SFAS 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS 163 on its consolidated financial statements, but does not expect it to have a material effect.
In May 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 165, “Subsequent Events” (“SFAS 165”). SFAS 165 establishes principles and requirements for subsequent events. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. As such, the Company is required to adopt this standard in the current period. Adoption of SFAS 165 did not have a significant effect on the Company’s consolidated financial statements.
In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 166 “Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140” (“SFAS 166”). SFAS 166 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. SFAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. As such, the Company is required to adopt this standard in January, 2010. The Company is evaluating the impact the adoption of SFAS 166 will have on its consolidated financial statements.
In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”). SFAS 167 improves financial reporting by enterprises involved with variable interest entities and to address (1) the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities”, as a result of the elimination of the qualifying special-purpose entity concept in SFAS 166 and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provide timely and useful information about an enterprise’s involvement in a variable interest entity. SFAS 167 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. As such, the Company is required to adopt this standard in January, 2010. The Company is evaluating the impact the adoption of SFAS 167 will have on its consolidated financial statements.
In June 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”. SFAS 168 replaces SFAS 162 and establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company is currently evaluating the impact of SFAS 168 on its consolidated financial statements but does not expect it to have a material effect.

585.295.2400 w 585.295.2150 (fax)

1870 Winton Road South w Rochester, NY 14618 w www.rotenbergllp.com
INDEPENDENT AUDITORS’ REPORT
To the Shareholder and Board of Directors
Lightning Pipeline Company, Inc. and Subsidiary
Mentor, Ohio
     We have audited the accompanying consolidated balance sheet of Lightning Pipeline Company, Inc. as of December 31, 2008 and 2007 and the related statements of operations, shareholders’ equity, and cash flows for the two years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Lightning Pipeline Company, Inc. as of December 31, 2008 and 2007, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
     As discussed in Note B and K to the consolidated financial statements, the Company has adopted the provisions of Staff Accounting Bulletin (SAB) No. 54 “Application of Push Down Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase”.
     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary schedules on pages D-28 through D-33 are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
/s/ Rotenberg & Co., llp
Rochester, New York
 April 30, 2009

LIGHTNING PIPELINE COMPANY, INC.
(PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
BALANCE SHEETS

December 31,	2008	2007

ASSETS

Current Assets
Cash and Cash Equivalents	$65,813	$181,328
Accounts Receivable - Net of Allowance	1,992,673	1,719,424
Inventory	241,102	231,875
Related Party Receivables	529,161	347,085
Prepaid Expenses	59,975	67,244
Regulatory Asset - Unrecovered Gas Cost	—	94,328
Note Receivable - Due Within One Year	8,319	7,758

Total Current Assets	2,897,043	2,649,042

Property and Equipment
Land and Land Rights	90,794	90,794
Pipeline, Meters, Stations and Equipment	11,388,106	10,125,587
Construction Equipment and Tools	494,772	483,522
Vehicles	535,925	568,695
Leasehold Improvements	84,958	72,198
Office Furniture and Equipment	237,958	230,476
Construction in Process	467,696	282,880

	13,300,209	11,854,152
Less: Accumulated Depreciation	(3,438,232)	(3,170,930)

Net Property and Equipment	9,861,977	8,683,222

Other Assets
Goodwill	2,542,265	2,542,265
Deferred Charges - Net	17,014	19,676
Note Receivable - Due After One Year	64,150	72,468
Other Assets	1,000	1,000

Total Other Assets	2,624,429	2,635,409

Total Assets	$15,383,449	$13,967,673

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
(PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
BALANCE SHEETS

December 31,	2008	2007

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Line of Credit	$306,536	$1,302,928
Notes Payable - Due Within One Year	4,652,391	335,712
Related Party Note Payable - Due Within One Year	4,141,932	—
Deferred Compensation - Current Portion	44,052	44,523
Accounts Payable	397,728	415,037
Related Party Payables	3,296,154	7,296,608
Regulatory Liability - Deferred Gas Cost	284,992	—
Accrued Expenses	1,382,424	970,348

Total Current Liabilities	14,506,209	10,365,156

Other Liabilities
Notes Payable - Due After One Year	149,678	2,787,170
Regulatory Liability - Asset Retirement Obligation	527,239	496,122
Deferred Compensation - Net of Current Portion	—	44,052
Customer Deposits	35,779	29,755

Total Liabilities	15,218,905	13,722,255

Shareholders’ Equity
Common Stock - No Par Value
Authorized - 3,750 shares
Issued and Outstanding - 2,100 shares	1,250	1,250
Retained Earnings	163,294	244,168

Total Shareholders’ Equity	164,544	245,418

Total Liabilities and Shareholders’ Equity	$15,383,449	$13,967,673

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
(PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
STATEMENTS OF SHAREHOLDERS’ EQUITY

	Common	Additional	Retained	Shareholders’
	Stock	Paid in	Earnings	Equity

Balance - January 1, 2007	$1,250	$—	$71,768	$73,018

Net Loss	—	—	172,400	172,400

Balance - December 31, 2007	1,250	—	244,168	245,418

Distribution to Shareholder	—	—	(826,592)	(826,592)

Net Income	—	—	745,718	745,718

Balance - December 31, 2008	$1,250	$—	$163,294	$164,544

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
(PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
STATEMENTS OF OPERATIONS

Years Ended December 31,	2008	2007

Revenue - Natural Gas Operations	$10,950,205	$8,772,263

Cost of Sales - Natural Gas Purchases	7,499,168	5,895,471

Gross Profit	3,451,037	2,876,792

Operating Expenses
Administrative Expenses	243,607	213,251
Advertising, Promotion, and Travel	23,335	26,796
Bad Debt Expense	6,386	70,057
Depreciation and Amortization	400,632	414,896
Field Maintenance Supplies	83,195	92,166
General Insurance	57,393	51,718
Management Fees	16,000	24,000
Outside Services	121,114	166,682
Pipeline Supplies and Other Expense	2,881	11,165
Professional Fees	186,765	89,977
Rent	204,466	211,898
Repairs and Maintenance	50,460	62,394
Salaries and Benefits	672,306	737,482
State and Local Taxes	259,730	244,637
Utilities	19,147	23,848
Vehicle Rentals and Expense	165,026	160,431

Total Operating Expenses	2,512,443	2,601,398

Income (Loss) from Operations	938,594	275,394

Other Income (Expense)
Merchandise Cost	(900)	(2,900)
Interest Income	7,363	9,335
Interest Expense	(324,604)	(257,555)
Management Fee	131,004	146,004
Other Income	—	1,283
Gain (Loss) on Disposal of Property	(5,739)	839

Total Other Income (Expense)	(192,876)	(102,994)

Net Income (Loss)	$745,718	$172,400

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
(PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
STATEMENTS OF CASH FLOWS

Years Ended December 31,	2008	2007

Net Cash Flows from Operating Activities
Net Income	$745,718	$172,400

Non-Cash Adjustments:
Depreciation and Amortization	400,632	414,896
Bad Debt	6,386	70,057
Gain (Loss) on Disposal of Property	(5,739)	839

Changes in Assets and Laibilities:
(Increase) Decrease in:
Accounts Receivable	(279,635)	(655,112)
Inventory	(9,227)	24,332
Related Party Receivables	(182,076)	(117,078)
Prepaid Expenses	7,269	(50,327)
Regulatory Asset - Unrecovered Gas Cost	94,328	147,927
Other Assets	—	71
Increase (Decrease) in:
Accounts Payable	(17,309)	(1,352,404)
Accrued Expenses	412,076	(42,590)
Regulatory Liability - Deferred Gas Cost	284,992	—
Regulatory Liability - Asset Retirement Obligation	31,117	46,795
Customer Deposits	6,024	(5,543)

Net Cash Flows from Operating Activities	1,494,556	(1,345,737)

Cash Flows from Investing Activities
Purchases of Property and Equipment	(1,500,236)	(1,243,814)
Collection on Note Receivable	7,757	7,235

Net Cash Flows from Investing Activities	(1,492,479)	(1,236,579)

Cash Flows from Financing Activities
Payments on Borrowings	1,608,437	(229,349)
Payments on Deferred Compensation	(44,523)	(41,111)
Payments to Related Parties	141,478	2,365,402
Bank Overdraft	—	(10,884)
Distribution to Shareholder	(826,592)	—
Line of Credit — Net Payments	(996,392)	679,586

Net Cash Flows from Financing Activities	(117,592)	2,763,644

Net Change in Cash and Cash Equivalents	(115,515)	181,328

Cash and Cash Equivalents - Beginning	181,328	—

Cash and Cash Equivalents - Ending	$65,813	$181,328

Supplemental Disclosures
Cash Paid During the Year for:
Interest	$324,604	$257,555

Non-Cash Transactions:
Vehicles Purchased with Debt	$70,750	$145,283

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note A.	Organization and Description of Business

Lightning Pipeline Company, Inc. (the “Parent”) is an Ohio corporation headquartered in Mentor, Ohio and serves as a holding company for its wholly-owned subsidiary, Orwell Natural Gas Company, Inc. Lightning Pipeline Company was incorporated in June 2002.

Orwell Natural Gas Company, Inc. (the “Company” or “Subsidiary”) is the subsidiary to Lightning Pipeline Company, Inc. It was incorporated in August 1986 for the purpose of retailing natural gas to residential, commercial and industrial customers located primarily in northeast Ohio and eastern Pennsylvania. A small portion of the Company’s rates are negotiated through home-rule with the three individual localities in which it operates and are subject to review by the Public Utilities Commissions of Ohio and Pennsylvania. The remaining rates are established through a tariff that is regulated by the Public Utility Commission of Ohio.

Along with its subsidiary and numerous affiliates, the Company is under the common control of one family who owns the majority of the outstanding common stock of the parent. The Consolidated Financial Statements include the accounts of Lightning Pipeline Corp. and its wholly-owned subsidiary, Orwell Natural Gas Company, Inc., which includes Walker Gas Company and Clarion River Gas Company that operate as Pennsylvania divisions of Orwell Natural Gas Company. All companies are presented in accordance with accounting principles generally accepted in the United States of America and prevailing industry practices. All material intercompany transactions and balances have been eliminated. All related party transactions have been disclosed.

Note B.	Summary of Significant Accounting Policies

Principles of Consolidation

The financial statements include the operations of Lightning Pipeline Company, Inc. (the “Parent”), and Orwell Natural Gas Company, Inc. (the “Company” or “Subsidiary”). The basis for consolidation is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the costs incurred by the Parent in buying the Subsidiary instead of the Subsidiary’s historical costs. The purchase costs of the Parent are shown in the consolidated statements.

Cash and Cash Equivalents

The Company considers highly liquid debt instruments with an original maturity of three months or less to be cash equivalents. Deposits with financial institutions, including outstanding checks, frequently exceed Federal insured limits.

Accounts Receivable — Trade

The Company extends unsecured credit to customers under normal trade agreements, which require payment within various terms. Accounts receivable are stated at the amount management expects to collect from balances outstanding at year-end. Accounts greater than 90 days past due are considered delinquent. Accounts greater than one year past due, which are amounts deemed by the Company to be negligible, are generally charged off. The Company had approximately $2,883 and $13,833 greater than 90 days past due at December 31, 2008 and 2007, respectively. Unless specified by the customer, payments are applied to the oldest unpaid invoice. Accounts receivable are presented at the amount billed.
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LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note B.	Summary of Significant Accounting Policies — continued

Accounts Receivable — Trade — continued

Management estimates an allowance for doubtful accounts based upon a review of delinquent accounts and an assessment of the Company’s historical evidence of collections. Specific accounts are charged directly to the reserve when management obtains evidence of a customer’s insolvency or otherwise determines that the account is uncollectible. The allowance for doubtful accounts was $2,000 at December 31, 2008 and 2007.

Generally, the Company will not recognize bad debt expense. In August 2007, a provision was established in the Company’s Tariff with the Public Utilities Commission of Ohio, which provides for an amount of $0.10 per mcf to each month’s customer billing for estimated bad debt. The Company can renegotiate this rate, annually, based on its’ bad debt experience. The Company carries the amounts billed for the “bad debt rider” as a liability on its books and offsets bad debts as they are written off against the liability. As of December 31, 2008 and 2007, the amount offset against accounts receivable for the “bad debt rider” amounted to $34,089 and $43,188, respectively.

Inventory

Inventory consisted of materials for future projects, such as pipelines and meters. At December 31, 2008 and 2007, the Company had $241,102 and $231,875 of materials inventory. Inventories are valued at the lower of cost or market and are applied on the first-in, first-out (FIFO) method.

Property, Equipment, and Depreciation

Property and equipment are stated at cost and are depreciated over their estimated useful lives using the straight-line method. Regulated property and equipment compute depreciation in accordance with rates and useful lives approved by the Public Utility Commission of Ohio. Regulated estimated useful lives are as follows:

Pipeline and Equipment	45 years
Distribution Services	35 years
Land, Land Rights and Distribution Meters	30 years
M & R Stations	25 years
Structures and Improvements	20 years
Tools, Shop and Garage Equipment	12-18 years
Laboratory Equipment and Office Furniture	15 years
Transportation Equipment	6.5 years
Electronic Data Processing	5 years

Significant improvements are capitalized. Maintenance, repairs and minor renewals are charged against earnings when incurred. Construction in process includes labor and materials for main lines and other projects.

Depreciation expense for the years ending December 31, 2008 and 2007 was $347,772 and $412,156. In prior years, depreciation was expensed at an accelerated rate based on tax driven useful lives. Therefore, 2008 deprecation and future years have been adjusted to spread the prior year’s excess depreciation over the remaining life of the assets.
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LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note B.	Summary of Significant Accounting Policies — continued

Deferred Charges

Deferred charges include franchise rights that were capitalized and are being amortized on the straight-line method over 25 years. The cost of the franchise rights was $66,666 and accumulated amortization was $57,359 and $54,697 at December 31, 2008 and 2007, respectively. Amortization expense was $2,662 and $2,669 for the years ended December 31, 2008 and 2007, respectively.

Advertising Costs

The Company expenses advertising costs as incurred. Total advertising costs for the years ended December 31, 2008 and 2007 were $7,031 and $10,494, respectively.

Asset Impairment

Statement of Financial Accounting Standards No. 144 (“SFAS No. 144”), Accounting for the Impairment or Disposal of Long-Lived Assets establishes accounting standards to account for the impairment of long-lived assets, and certain identifiable intangibles. Under SFAS No. 144, the Company reviews assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. SFAS No. 144 also requires that a rate regulated enterprise recognize impairment when regulated assets are no longer probable of recovery. The Company acquired the assets of Orwell Natural Gas Company in June 2002. As a result there is a goodwill asset of $2,542,265 at December 31, 2008 and 2007. No impairment losses were incurred for the years ended December 31, 2008 and 2007.

Asset Retirement Obligation

The Company accounts for its asset retirement obligations in accordance with FASB Statement No. 143, “Accounting for Asset Retirement Obligations.” This Statement requires that the fair value of an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. For the Company, asset retirement obligations primarily relate to the replacement of gas pipelines. The present value of the estimated asset retirement cost is capitalized as part of the long-lived asset. The capitalized asset retirement cost is depreciated and the asset retirement obligation is accreted over the life of the asset.

The following table presents the Company’s asset retirement obligation activity for the years ended December 31:

	2008	2007

Asset retirement obligations, beginning of year	$496,122	$449,327
Liabilities accrued during the year	31,117	46,795
Liabilities settled during the year	—	—

Asset retirement obligations, end of year	$527,239	$496,122
Less current liabilities	—	—

Asset retirement obligations, net of current maturities	$527,239	$496,122

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LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note B.	Summary of Significant Accounting Policies — continued

Revenue Recognition

The Company bills its customers on a monthly meter reading cycle. At the end of each month, the amount of gas service, which has been rendered, is estimated from the latest date of each cycle meter reading to the end of the month.

Natural Gas Excise Tax

The Company nets the Natural Gas Excise Tax which has been billed to customers with total revenues. This tax is collected from customers and directly remitted to state agencies.

Income Taxes

The Parent, along with its subsidiary (the “consolidated entity”), files a consolidated Federal income tax return. The consolidated entity has elected to have its income taxed as an S corporation under provisions of the Internal Revenue Code. As such, they do not pay Federal corporate income taxes and are not allowed net operating tax loss carry backs or carryovers as deductions. Instead, the stockholder includes their proportionate share of the consolidated taxable income or loss in their individual income tax returns.

Bank Debt

The Company has a promissory note that is secured by a blanket lien on the Company’s assets and a demand note with a majority stockholder. See Note C.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification

Certain reclassifications of prior year information have been made to conform to the current year presentation.

Note C.	Related Party Transactions

ONG — Mentor and Orwell Stores

The ONG Mentor and Orwell Stores share common ownership with the Company. As of December 31, 2008 and 2007, the amounts receivable from this entity were $116,621 and $100,232, respectively. The amount receivable has resulted from operating expenses that were paid by the Company on behalf of the ONG Mentor and Orwell Stores. These amounts are non-interest bearing, unsecured and payable on demand.

Orwell-Trumbull Pipeline Co. LLC

The Company has an operating agreement with Orwell-Trumbull Pipeline Co. LLC which shares common ownership. As of December 31, 2008 and 2007, the amounts receivable from this entity were $74,990 and $5,016, respectively. The amount receivable has resulted from project expenses that were paid by the Company on behalf of Orwell-Trumbull Pipeline Co. LLC. These amounts are non-interest bearing, unsecured and payable on demand.
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LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note C.	Related Party Transactions — continued

Brainard Gas Corp.

The Brainard Gas Corp. shares common ownership with the Company. As of December 31, 2008 and 2007, the amounts receivable from this entity were $241,897 and $202,312, respectively. The majority of the receivable represents past due management fees that are owed to Orwell Natural Gas on a monthly basis. These amounts are non-interest bearing, unsecured and payable on demand.

Richard M. Osborne

The Parent, Lightning Pipeline Company, Inc. purchased its wholly-owned subsidiary, Orwell Natural Gas Company, Inc. in June 2002. Richard M. Osborne, the majority stockholder, provided the Parent the capital to purchase the subsidiary. The total amount funded included the initial cash payment of $1,850,000 along with a $2,000,000 note with accrued interest of $280,538 and legal fees of $11,394. The outstanding amount was formalized into a demand note effective December 1, 2008. The balance was $4,141,932 at December 31, 2008. The amount was reflected within related party payables for the year ended December 31, 2007.

Northeast Ohio Natural Gas Company

The Northeast Ohio Natural Gas Company shares common ownership with the Company. As of December 31, 2008 and 2007, the amounts payable to this entity were $160,214 and $478,396, respectively. The majority of this balance has accumulated due to expenditures that were paid by Northeast Ohio Natural Gas Company on behalf of Orwell Natural Gas Company. These amounts are non-interest bearing, unsecured and payable on demand.

ONG Marketing, Inc. — Gas Purchases

The Company purchases natural gas from ONG Marketing, Inc. (a related party) at prices that approximate fair market value. Total natural gas purchases from ONG Marketing were approximately $6,075,507 and $4,866,126 during 2008 and 2007, respectively. Included in accounts payable are amounts due to this related party totaling $3,116,095 and $2,676,135 at December 31, 2008 and 2007, respectively. These amounts are non-interest bearing, unsecured and payable on demand.

ONG Marketing, Inc. — Note Receivable

The Company has a note receivable with ONG Marketing (a related party). The terms of the note call for monthly payments of $1,094 consisting of principal and interest charged at 7%. The note is collateralized by a pipeline and is scheduled to mature in 2015. The balance at December 31, 2008 and 2007 was $72,468 and $80,226.

Future principal payments due to be received on the note are as follows:

2009	2010	2011	2012	Thereafter

$8319	$8,920	$9,565	$10,256	$35,408

ONG Marketing, Inc. – Gas Transportation

The Company received fees from a related party for the transportation of natural gas to the related party’s customers in the Company’s pipelines. The total fees received from the related party under this arrangement were approximately $7,292 and $56,210 at December 31, 2008 and 2007, respectively. The reduction in fees in 2008 was due to a major customer transferring to the Company from the related party.
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LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note C.	Related Party Transactions — continued

ONG Marketing, Inc. — Pipeline Lease

The Company has an agreement with a related party to lease a pipeline through December 2016 for $13,200 annually. The Company paid lease expense of $13,200 for the years ended December 31, 2008 and 2007, as part of this agreement.

Retirement Management

The Company had a month to month agreement with a related party to obtain management services which ended August 31, 2008. Management fees paid associated with this agreement were $16,000 and $24,000 for each of the years ended December 31, 2008 and 2007. The Company earned $131,004 and $146,004 for management services in December 31, 2008 and 2007, respectively.

Great Plains Exploration

The Company made an agreement in January 2008 to lease heavy equipment from a related party for $4,500 per month.

Osair, Inc.

The Company has an agreement to lease its administrative offices in Mentor, Ohio from Osair, Inc. the owner of The Match Works (a related party) for $2,000 per month. The lease agreement expires in March 2009. The Company paid rent totaling $24,000 under the lease agreement during the years ended December 31, 2008 and 2007.

Station Street Partners and Richard M. Osborne Trust

The Company leases its’ operating and warehouse facilities in Mentor and Orwell, Ohio from Station Street Partners and the Richard M. Osborne Trust (related parties). The monthly lease payment on the facilities totals $9,000 under the terms of the agreements. The Company is responsible for all real estate taxes, maintenance, utilities, and other operating expenses associated with the facilities. The lease agreements expire in March 2009. Payments under the lease agreements on these facilities totaled $108,000 during the years ended December 31, 2008 and 2007.

Note D.	Regulatory Assets and Liabilities

The Company accounts for certain of its regulated operations under the provisions of Statement of Financial Accounting Standards No. 71, “Accounting for the Effects of Certain Types of Regulation.” This standard includes accounting principles for companies whose rates are determined by independent third-party regulators and defines regulatory assets as the deferral of costs expected to be recovered in future customer rates and regulatory liabilities as current cost recovery of expected future expenditures.

Unrecovered gas cost is the current regulatory asset. The balance in this asset account at December 31, 2008 and 2007 is $-0- and $94,328, respectively. Deferred gas cost is the current regulatory liability. The balance in this asset account at December 31, 2008 and 2007 is $284,992 and $-0-, respectively. The non-current regulatory liability represents an estimate of amounts to be expended to remove existing pipelines and equipment from service upon retirement. This asset retirement obligation is based on the determined negative salvage amount for the equipment and the related expense is included in depreciation. The balances at December 31, 2008 and 2007 were $527,239 and $496,122, respectively.

LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note E.	Line of Credit

At December 31, 2008, the Company has available a line of credit with Huntington National Bank (the “Bank”) in the amount of $1,500,000. Interest is payable monthly based on an index rate which is the LIBOR rate of 2.650 percentage points over index. (4.061% at December 31, 2008). Richard M. Osborne, shareholder, is a joint borrower on this line of credit. Three related parties have secured the loan, Lightning Pipeline Company, Inc., Lightning Pipeline Company II, Inc., and ONG Marketing, Inc. There was no outstanding balance on the line of credit at December 31, 2008 and a balance of $995,000 at December 31, 2007. The Company also has a second line of credit with Huntington National Bank for up to $500,000. Interest is charged monthly at the Lender’s Prime Commercial Rate (4% at December 31, 2008). This unsecured loan matures on December 31, 2009. The balance outstanding at December 31, 2008 and 2007 was $306,536 and $307,928, respectively.

Note F.	Notes Payable

Notes payable consisted of the following:

December 31,	2008	2007

Demand Note: Richard Osborne, majority stockholder of Lightning Pipeline Company (”Parent”) loaned the Parent funds to purchase its subsidiary, Orwell Natural Gas Company. The note accrues interest at the rate of 6% on the individual loan advances from the date of each such advance. See Note C.	$4,141,932	$—

Term Note: A five year term loan with Huntington National Bank secured by substantially all assets of the Company. Monthly payments of $36,316 including interest at 7.10% per annum with a balloon payment due November 2011. Four related parties have guaranteed the loan. The note was refinanced during 2008.	—	2,822,159

Promissory Note: Orwell Natural Gas has a one-year loan with Huntington National Bank secured by substantially all assets of the Company. Monthly payments of $35,331 including interest of 3% over index (LIBO Rate) per annum with a final payment due November 2009. Substantially all assets as well as three related parties have secured the loan, Lightning Pipeline Company, Inc., Lightning Pipeline Company II, Inc., and ONG Marketing, Inc.	4,559,473	—

Equipment Notes: Various equipment notes, secured by the related equipment, payable in monthly installments totaling $7,909, including principal and interest ranging from 0.00% to 8.00% per annum. Notes mature at dates ranging from August 2009 to November 2013.	242,596	300,723

	$8,944,001	$3,122,882
Less: Amount Due Within One Year (1)	8,794,323	335,712

Amount Due After One Year	$149,678	$2,787,170

(1)	Note: $4,141,932 of the amount due within one year is reflected on the balance sheet as a Related Party Note Payable.
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LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note F.	Notes Payable — continued

Annual maturities of debt for the five years succeeding December 31, 2008 are as follows:

2009	2010	2011	2012	2013

$8,794,323	$67,070	$45,798	$26,075	$10,735

Note G.	Deferred Compensation Benefits

The Company has a non-qualified deferred compensation agreement with a former executive providing for a fixed monthly benefit of $4,167 payable until November 2009. The payments have been discounted using an interest rate of 8.0%.

The following is a summary of future payments under this agreement together with the present value of benefit payments as of December 31, 2008 and 2007:

December 31,

2009	$44,052
2010	—

Total Payment	$44,052
Amount Representing Interest	1,782

Present Value of Benefit Payments	$42,270

Note H.	Lease Commitments

The Company rents office, operating, warehouse facilities, and power equipment from a related party (See Note C).

As of December 31, 2008, the future minimum lease payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year are approximately as follows:

December 31,	Non-Related Party	Related Party	Total

2009	$10,967	$100,200	$111,167
2010	10,967	13,200	24,167
2011	4,733	13,200	17,933
2012	—	13,200	13,200

Total	$26,667	$139,800	$166,467

LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note I.	Accrued Expenses

Accrued expenses at December 31, 2008 and 2007 consisted of the following:

December 31,	2008	2007

Gross Receipts Tax	$593,045	$442,631
Personal Property Tax	235,775	192,677
Customer Advance Payments	311,403	195,934
Professional	112,742	—
Other	129,459	139,106

Total Accrued Expenses	$1,382,424	$970,348

Note J.	Retirement Plan

The Company and its related affiliates have a retirement plan covering all employees whose compensation for the preceding year was $5,000 or greater. Participants may contribute up to $6,000 of compensation to the plan. The Company may make matching contributions of at least one percent but not greater than three percent of a participant’s annual compensation or may make a non-elective contribution of two percent of compensation. The Company’s contribution to the plan was $9,213 and $12,398 for the years ended December 31, 2008 and 2007, respectively.

Note K.	Financial Statement Effect of “Push Down” Accounting Entries

In anticipation of the sale of the Company to Energy West, Inc., the basis for consolidation of these financial statements is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the costs incurred by the Parent in buying the Subsidiary instead of the Subsidiary’s historical costs. The purchase costs of the Parent are shown in the consolidated statements. The Subsidiary revalued its assets in accordance with the fair values attributed to those assets by the Parent. The following accounts were affected by the push down accounting transactions:

	As	Push Down	Reportable
	Originally Stated	Transaction	Amount
Description	DR (CR)	DR (CR)	DR (CR)

Goodwill	$—	$2,542,263	$2,542,263
Investment in Subsidiary	$4,306,474	$(2,542,263)	$1,764,211

LIGHTNING PIPELINE COMPANY, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note L.	Subsequent Events — Pending Sale to Energy West, Inc.

On September 12, 2008, Energy West, Incorporated (“Energy West”) entered into a Stock Purchase Agreement whereby Energy West agreed to purchase all of the common stock of Lightning Pipeline Co. (“Lightning Pipeline”), Great Plains Natural Gas Company (“Great Plains”), Brainard Gas Corp. (“Brainard”) and all of the membership units of Great Plains Land Development Co., Ltd. (“GPL”), which companies are primarily owned by an entity controlled by Mr. Richard Osborne for a purchase price of $34.3 million. Pursuant to the Agreement, Energy West will acquire Orwell Natural Gas Company (“Orwell”), a wholly-owned subsidiary of Lightning Pipeline and Northeast Ohio Natural Gas Corp. (“NEO”), a wholly-owned subsidiary of Great Plains and Brainard Gas Corp.

The Sellers have the right to elect to terminate the transaction, upon the payment of a $100,000 fee, if the average closing price of Energy West’s common stock for the twenty consecutive trading days ending seven calendar days prior to closing is below $9.49 and if Energy West’s common stock underperforms the American Gas Stock Index (as maintained by the American Gas Association) by more than 20%, as described in the Agreement. However, Energy West may prevent termination of the transaction in this instance by increasing the number of shares of its common stock paid to the Sellers as part of the purchase price. The Agreement also contains customary representations, warranties, covenants and indemnification provisions.

The transaction is expected to close in the second quarter of 2009 but there can be no assurances that the transaction will be completed on the proposed terms or at all. The closing is subject to customary closing conditions, including the approval of applicable regulators. In addition, the transaction is subject to the approval of Energy West’s shareholders for the issuance of shares of Energy West as part of the purchase price.

LIGHTNING PIPELINE COMPANY, INC.
( PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
SUPPLEMENTARY SCHEDULE - BALANCE SHEET

	Lightning Pipeline	Orwell Natural	Eliminating	Consolidated
December 31, 2008	Company, Inc.	Gas Company, Inc.	Entries	Total

ASSETS

Current Assets
Cash and Cash Equivalents	$—	$65,813	$—	$65,813
Accounts Receivable - Net of Allowance	—	1,992,673	—	1,992,673
Inventory	—	241,102	—	241,102
Related Party Receivables	—	529,161	—	529,161
Prepaid Expenses	—	59,975	—	59,975
Note Receivable - Due Within One Year	—	8,319	—	8,319

Total Current Assets	—	2,897,043	—	2,897,043

Property and Equipment
Land and Land Rights	—	90,794	—	90,794
Pipeline, Meters, Stations and Equipment	—	11,388,106	—	11,388,106
Construction Equipment and Tools	—	494,772	—	494,772
Vehicles	—	535,925	—	535,925
Leasehold Improvements	—	84,958	—	84,958
Office Furniture and Equipment	—	237,958	—	237,958
Construction in Process	—	467,696	—	467,696

	—	13,300,209	—	13,300,209
Less: Accumulated Depreciation	—	(3,438,232)	—	(3,438,232)

Net Property and Equipment	—	9,861,977	—	9,861,977

Other Assets
Goodwill	—	—	2,542,265	2,542,265
Deferred Charges - Net	—	17,014	—	17,014
Investment in Subsidiary	4,306,476	—	(4,306,476)	—
Note Receivable - Due After One Year	—	64,150	—	64,150
Other Assets	—	1,000	—	1,000

Total Other Assets	4,306,476	82,164	(1,764,211)	2,624,429

Total Assets	$4,306,476	$12,841,184	$(1,764,211)	$15,383,449

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
( PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
SUPPLEMENTARY SCHEDULE – BALANCE SHEET – CONTINUED

	Lightning Pipeline	Orwell Natural	Eliminating	Consolidated
December 31, 2008	Company, Inc.	Gas Company, Inc.	Entries	Total

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Line of Credit	$—	$306,536	$—	$306,536
Notes Payable - Due Within One Year	—	4,652,391	—	4,652,391
Related Party Note Payable - Due Within One Year	4,141,932	—	—	4,141,932
Deferred Compensation - Current Portion	—	44,052	—	44,052
Accounts Payable	—	397,728	—	397,728
Related Party Payables	—	3,296,154	—	3,296,154
Regulatory Liability - Deferred Gas Cost	—	284,992	—	284,992
Accrued Expenses	—	1,382,424	—	1,382,424

Total Current Liabilities	4,141,932	10,364,277	—	14,506,209

Other Liabilities
Notes Payable - Due After One Year	—	149,678	—	149,678
Regulatory Liability - Asset Retirement Obligation	—	527,239	—	527,239
Customer Deposits	—	35,779	—	35,779

Total Liabilities	4,141,932	11,076,973	—	15,218,905

Shareholders’ Equity
Common Stock	1,250	467,667	(467,667)	1,250
Additional Paid-In Capital	—	356,840	(356,840)	—
Retained Earnings	163,294	939,704	(939,704)	163,294

Total Shareholders’ Equity	164,544	1,764,211	(1,764,211)	164,544

Total Liabilities and Shareholders’ Equity	$4,306,476	$12,841,184	$(1,764,211)	15,383,449

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
( PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
SUPPLEMENTARY SCHEDULE — STATEMENTS OF OPERATIONS

	Lightning Pipeline	Orwell Natural	Eliminating	Consolidated
Years Ended December 31, 2008	Company, Inc.	Gas Company, Inc.	Entry	Total

Revenue - Natural Gas Operations	$—	$10,950,205	$—	$10,950,205
Cost of Sales - Natural Gas Purchases	—	7,499,168	—	7,499,168

Gross Profit	—	3,451,037	—	3,451,037

Operating Expenses
Administrative Expenses	—	243,607	—	243,607
Advertising, Promotion, and Travel	—	23,335	—	23,335
Bad Debt Expense	—	6,386	—	6,386
Depreciation and Amortization	—	400,632	—	400,632
Field Maintenance Supplies	—	83,195	—	83,195
General Insurance	—	57,393	—	57,393
Management Fees	—	16,000	—	16,000
Outside Services	—	121,114	—	121,114
Pipeline Supplies and Other Expense	—	2,881	—	2,881
Professional Fees	—	186,765	—	186,765
Rent	—	204,466	—	204,466
Repairs and Maintenance	—	50,460	—	50,460
Salaries and Benefits	—	672,306	—	672,306
State and Local Taxes	—	259,730	—	259,730
Utilities	—	19,147	—	19,147
Vehicle Rentals and Expense	—	165,026	—	165,026

Total Operating Expenses	—	2,512,443	—	2,512,443

Income (Loss) from Operations	—	938,594	—	938,594

Other Income (Expense)
Merchandise Cost	—	(900)	—	(900)
Income from Subsidiary	745,718	—	(745,718)	—
Interest Income	—	7,363	—	7,363
Interest Expense	—	(324,604)	—	(324,604)
Management Fee	—	131,004	—	131,004
Gain (Loss) on Disposal of Property	—	(5,739)	—	(5,739)

Total Other Income (Expense)	745,718	(192,876)	(745,718)	(192,876)

Net Income (Loss)	$745,718	$745,718	$(745,718)	$745,718

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
( PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
SUPPLEMENTARY SCHEDULE – BALANCE SHEET

	Lightning Pipeline	Orwell Natural	Eliminating	Consolidated
December 31, 2007	Company, Inc.	Gas Company, Inc.	Entries	Total

ASSETS

Current Assets
Cash and Cash Equivalents	$—	$181,328	$—	$181,328
Accounts Receivable - Net of Allowance	—	1,719,424	—	1,719,424
Inventory	—	231,875	—	231,875
Related Party Receivables	—	347,085	—	347,085
Prepaid Expenses	—	67,244	—	67,244
Regulatory Asset - Unrecovered Gas Cost	—	94,328	—	94,328
Note Receivable - Due Within One Year	—	7,758	—	7,758

Total Current Assets	—	2,649,042	—	2,649,042

Property and Equipment
Land and Land Rights	—	90,794	—	90,794
Pipeline, Meters, Stations and Equipment	—	10,125,587	—	10,125,587
Construction Equipment and Tools	—	483,522	—	483,522
Vehicles	—	568,695	—	568,695
Leasehold Improvements	—	72,198	—	72,198
Office Furniture and Equipment	—	230,476	—	230,476
Construction in Process	—	282,880	—	282,880

	—	11,854,152	—	11,854,152
Less: Accumulated Depreciation	—	(3,170,930)	—	(3,170,930)

Net Property and Equipment	—	8,683,222	—	8,683,222

Other Assets
Goodwill	—	—	2,542,265	2,542,265
Deferred Charges - Net	—	19,676	—	19,676
Investment in Subsidiary	4,387,350	—	(4,387,350)	—
Note Receivable - Due After One Year	—	72,468	—	72,468
Other Assets	—	1,000	—	1,000

Total Other Assets	4,387,350	93,144	(1,845,085)	2,635,409

Total Assets	$4,387,350	$11,425,408	$(1,845,085)	$13,967,673

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
( PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
SUPPLEMENTARY SCHEDULE – BALANCE SHEET – CONTINUED

	Lightning Pipeline	Orwell Natural	Eliminating	Consolidated
December 31, 2007	Company, Inc.	Gas Company, Inc.	Entries	Total

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Line of Credit	$—	$1,302,928	$—	$1,302,928
Notes Payable - Due Within One Year	—	335,712	—	335,712
Deferred Compensation - Current Portion	—	44,523	—	44,523
Accounts Payable	—	415,037	—	415,037
Related Party Payables	4,141,932	3,154,676	—	7,296,608
Accrued Expenses	—	970,348	—	970,348

Total Current Liabilities	4,141,932	6,223,224	—	10,365,156

Other Liabilities
Notes Payable - Due After One Year	—	2,787,170	—	2,787,170
Regulatory Liability - Asset Retirement Obligation	—	496,122	—	496,122
Deferred Compensation - Net of Current Portion	—	44,052	—	44,052
Customer Deposits	—	29,755	—	29,755

Total Liabilities	4,141,932	9,580,323	—	13,722,255

Shareholders’ Equity
Common Stock	1,250	467,667	(467,667)	1,250
Additional Paid-In Capital	—	1,183,435	(1,183,435)	—
Retained Earnings	244,168	193,983	(193,983)	244,168

Total Shareholders’ Equity	245,418	1,845,085	(1,845,085)	245,418

Total Liabilities and Shareholders’ Equity	$4,387,350	$11,425,408	$(1,845,085)	$13,967,673

The accompanying notes are an integral part of these financial statements.

LIGHTNING PIPELINE COMPANY, INC.
(PARENT OF ORWELL NATURAL GAS COMPANY, INC.)
Mentor, Ohio
SUPPLEMENTARY SCHEDULE — STATEMENTS OF OPERATIONS

	Lightning Pipeline	Orwell Natural	Eliminating	Consolidated
Years Ended December 31, 2007	Company, Inc.	Gas Company, Inc.	Entry	Total

Revenue - Natural Gas Operations	$—	$8,772,263	$—	$8,772,263
Cost of Sales - Natural Gas Purchases	—	5,895,471	—	5,895,471

Gross Profit	—	2,876,792	—	2,876,792

Operating Expenses
Administrative Expenses	—	213,251	—	213,251
Advertising, Promotion, and Travel	—	26,796	—	26,796
Bad Debt Expense	—	70,057	—	70,057
Depreciation and Amortization	71	414,825	—	414,896
Field Maintenance Supplies	—	92,166	—	92,166
General Insurance	—	51,718	—	51,718
Management Fees	—	24,000	—	24,000
Outside Services	—	166,682	—	166,682
Pipeline Supplies and Other Expense	—	11,165	—	11,165
Professional Fees	—	89,977	—	89,977
Rent	—	211,898	—	211,898
Repairs and Maintenance	—	62,394	—	62,394
Salaries and Benefits	—	737,482	—	737,482
State and Local Taxes	—	244,637	—	244,637
Utilities	—	23,848	—	23,848
Vehicle Rentals and Expense	—	160,431	—	160,431

Total Operating Expenses	71	2,601,327	—	2,601,398

Income (Loss) from Operations	—	275,465	—	275,394

Other Income (Expense)
Merchandise Cost	—	(2,900)	—	(2,900)
Income from Subsidiary	172,471	—	(172,471)	—
Interest Income	—	9,335	—	9,335
Interest Expense	—	(257,555)	—	(257,555)
Management Fee	—	146,004	—	146,004
Other Income		1,283		1,283
Gain (Loss) on Disposal of Property	—	839	—	839

Total Other Income (Expense)	172,471	(102,994)	(172,471)	(102,994)

Net Income (Loss)	$172,400	$172,471	$(172,471)	$172,400

The accompanying notes are an integral part of these financial statements.

Annex E

INDEX TO ANNEX E
FINANCIAL STATEMENTS OF GREAT PLAINS NATURAL GAS COMPANY

Consolidated Balance Sheets as of June 30, 2009 and 2008 (unaudited) and December 31, 2008	E-2
Consolidated Statements of Operations (unaudited) for the three months and six months ended June 30, 2009 and 2008	E-4
Consolidated Statements of Cash Flows (unaudited) for the six months ended June 30, 2009 and 2008	E-5
Notes to Consolidated Financial Statements (unaudited)	E-6
Independent Auditors’ Report	E-13
Consolidated Balance Sheets as of December 31, 2008 and 2007	E-14
Consolidated Statements of Operations for the years ended December 31, 2008 and 2007	E-16
Consolidated Statements of Shareholder’s Equity for the years ended December 31, 2008 and 2007	E-17
Consolidated Statements of Cash Flows for the years ended December 31, 2008 and 2007	E-18
Notes to Consolidated Financial Statements	E-19
Supplemental Schedule to Consolidated Balance Sheet for the year ended December 31, 2008	E-30
Supplemental Schedule to Consolidated Statement of Operations for the year ended December 31, 2008	E-32
Supplemental Schedule to Consolidated Balance Sheet for the year ended December 31, 2007	E-33
Supplemental Schedule to Consolidated Statement of Operations for the year ended December 31, 2007	E-35

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
CONSOLIDATED BALANCE SHEETS

	June 30,	June 30,	December 31,
	2009	2008	2008
	(Unaudited)	(Unaudited)	(Audited)
ASSETS

Property and Equipment
Land and Land Rights	$673,149	$673,149	$673,149
Pipelines, Meters, Stations and Equipment	16,495,486	14,945,971	16,121,430
Buildings	2,964,261	2,964,261	2,964,261
Construction Equipment and Tools	474,902	701,654	706,672
Vehicles	904,545	1,022,479	977,994
Office Furniture and Equipment	91,290	167,436	181,527
Construction in Process	271,930	1,087,768	279,342

	21,875,563	21,562,718	21,904,375
Less: Accumulated Depreciation	(7,739,245)	(7,497,906)	(7,694,215)

Net Property and Equipment	14,136,318	14,064,812	14,210,160

Current Assets
Cash and Cash Equivalents	27,328	1,518	311,697
Accounts Receivable — Net of Allowance	2,066,962	1,675,135	4,969,207
Inventory	528,229	704,029	975,299
Related Party Receivables	528,589	1,080,863	161,968
Regulatory Asset — Deferred Gas Cost	—	864,515	647,099
Investment in Kenoil	—	11,000	—
Prepaid Expense	191,890	287,449	148,291

Total Current Assets	3,342,998	4,624,509	7,213,561

Other Assets
Goodwill	2,271,973	2,271,973	2,271,973
Other Assets	1,000	1,000	1,000

Total Other Assets	2,272,973	2,272,973	2,272,973

Total Assets	$19,752,289	$20,962,294	$23,696,694

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
CONSOLIDATED BALANCE SHEETS

	June 30,	June 30,	December 31,
Quarter Ended June 30,	2009	2008	2008
	(Unaudited)	(Unaudited)	(Audited)
SHAREHOLDERS’ EQUITY AND LIABILITIES

Shareholders’ Equity
Common Stock	$500	$500	$500
Additional Paid-In Capital	2,122,923	2,122,923	2,122,923
Distribution to Shareholder	—	—	—
Retained Earnings	1,380,504	1,436,714	(308,700)

Total Shareholders’ Equity	3,503,927	3,560,137	1,814,723

Current Liabilities
Line of Credit	2,100,000	2,100,000	2,100,000
Notes Payable — Due Within One Year	879,226	794,340	914,482
Accounts Payable	967,311	4,073,319	5,533,123
Related Party Payables	1,321	28,871	1,320
Regulatory Liability — Deferred Gas Cost	—	—	2,452
Deferred Charges	603,100	2,237	—
Customer Deposits	112,257	75,847	651,746
Accrued Expenses	1,442,623	1,280,376	2,162,051

Total Current Liabilities	6,105,838	8,354,990	11,365,174

Other Liabilities
Notes Payable — Due After One Year	10,142,524	9,047,167	10,516,797

Total Liabilities	16,248,362	17,402,157	21,881,971

Total Liabilities and Shareholders’ Equity	$19,752,289	$20,962,294	$23,696,694

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue — Natural Gas Operations	$3,548,682	$4,586,717	$14,229,898	$15,556,249

Cost of Sales	2,330,298	3,623,579	10,349,778	12,288,760

Gross Profit	1,218,384	963,138	3,880,120	3,267,489

Operating Expenses
Salaries and Benefits	455,396	461,160	923,197	894,437
Depreciation	237,925	230,536	477,830	443,461
Administrative Expenses	70,648	74,170	137,171	121,261
State and Local Taxes	93,005	78,487	186,618	147,239
Vehicle Rentals and Expense	20,155	24,420	29,713	41,138
Rent	9,119	14,340	20,186	18,977
Professional Fees	30,046	26,230	53,305	49,030
Outside Services	21,068	20,241	38,798	36,318
Repairs and Maintenance	25,284	38,751	43,181	58,456
Bank Fees	37,073	39,975	76,465	56,776
General Insurance	21,367	17,409	44,332	33,558
Advertising, Promotion, and Travel	4,544	2,536	10,640	14,844
Utilities	2,721	3,747	6,807	7,988
Pipeline Supplies and Other Expense	64,866	69,512	121,807	136,198

Total Operating Expenses	1,093,217	1,101,514	2,170,050	2,059,681

Income from Operations	125,167	(138,376)	1,710,070	1,207,808

Other Income (Expense)
Income from Non-Utility Operations	54,501	72,433	165,554	143,646
Interest Expense	(63,582)	(193,485)	(157,639)	(316,955)
Gain (Loss) Disposal of Property	(28,858)	2,005	(28,858)	2,005
Inventory Variance	(42)	—	77	—

Total Other Income (Expense)	(37,981)	(119,047)	(20,866)	(171,304)

Net Income (Loss)	$87,186	$(257,423)	$1,689,204	$1,036,504

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
STATEMENTS OF CASH FLOWS

	June 30,	June 30,
	2009	2008
	(Unaudited)	(Unaudited)
Net Cash Flows from Operating Activities
Net Income	$1,689,204	$1,036,504

Non-Cash Adjustments:
Depreciation and Amortization	477,830	443,461
Disposal of Depleted Assets	(432,800)	—

Changes in Assets and Liabilities:
(Increase) Decrease in:
Accounts Receivable	2,902,245	1,384,341
Inventory	447,070	(513,916)
Prepaid Expenses	(43,599)	(265,048)
Deferred Charges	647,099	(849,205)
Increase (Decrease) in:
Bank overdraft	—	(55,150)
Accounts Payable	(4,565,811)	1,565,424
Deferred Gas Cost	(2,452)	(247,154)
Accrued Expenses	(719,428)	(92,148)
Customer Deposits	63,611	(251,121)

Net Cash Flows from Operating Activities	462,969	2,155,988

Cash Flows from Investing Activities
Purchases of Property and Equipment	28,812	(4,588,653)

Net Cash Flows from Investing Activities	28,812	(4,588,653)

Cash Flows from Financing Activities
Proceeds from (payments on) Debt	(409,529)	5,790,554
Proceeds from Related Party Debt	(366,621)	(384,398)
Proceeds from Line of Credit	—	400,000
Goodwill	—	(2,271,973)
Distribution to Shareholder	—	(1,100,000)

Net Cash Flows from Financing Activities	(776,150)	2,434,183

Net Change in Cash and Cash Equivalents	(284,369)	1,518

Cash and Cash Equivalents — Beginning	311,697	—

Cash and Cash Equivalents — Ending	$27,328	$1,518

The accompanying notes are an integral part of these financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2009
UNAUDITED
Note 1 — Summary of Significant Accounting Policies
General
Great Plains Natural Gas Company (the “Parent’) is an Ohio corporation headquartered in Mentor, Ohio and serves as a holding company for its wholly-owned subsidiary, Northeast Ohio Natural Gas Corp. (“NEO”). Great Plains Natural Gas Company was incorporated in March, 2003.
Overview
Northeast Ohio Natural Gas Corp. (the “Company” or “Subsidiary”) was incorporated in 1986 as a natural gas distribution company subject to the laws and regulations of The Public Utilities Commissions of Ohio (“PUCO”). The Company is a wholly-owned subsidiary of Great Plains Natural Gas Company (the “Parent”) and, along with its parent and numerous affiliates, is under the common control of one family who owns all of the outstanding common stock of the parent. All related party transactions have been disclosed.
Basis of Presentation
The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the rules and regulations of the Securities and Exchange Commission (“SEC”). Accordingly, these financial statements do not include all information and footnotes required under accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, these interim consolidated financial statements contain all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the consolidated financial position of the Company as of June 30, 2009 and the results of its operations and cash flows for the six months ended June 30, 2009 and 2008. Interim results of operations are not necessarily indicative of the results to be expected for future fiscal periods.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Principles of Consolidation
The financial statements include the operations of Great Plains Natural Gas Company, Northeast Ohio Natural Gas Corp., and Great Plains Land Development Company, LTD, (the “Affiliate” or “GPLG”). The basis for consolidation is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the costs incurred by the Parent in buying the Subsidiary instead of the Subsidiary’s historical costs. The purchase costs of the Parent are shown in the consolidated statements. The Subsidiary revalued its assets in accordance with the fair values attributed to those assets by the Parent.
The basis for consolidation of the Affiliate is the adoption and implementation of the Financial Accounting Standards Board’s Interpretation No. 46R, Consolidation of Variable Interest Entities (“FIN 46R”). This

requires a Company to consolidate variable interest entities (“VIE’s”) when it is deemed to be the primary beneficiary, meaning it will absorb a majority of the VIE’s expected losses or receive a majority of the VIE’s expected residual return. The Company’s assets are held as collateral for the Affiliates’ bank debt.
Revenue Recognition
The Company bills its customers on a monthly meter reading cycle. At the end of each month, gas service which has been rendered from the latest date of the cycle meter reading to the month-end is unbilled. The accrued revenue for this unbilled gas is based on an estimated calculation of revenue as a percentage of days and volumes billed in the following month of service. Actual usage percentages may vary from these estimates and may impact our operating income.
Regulatory Assets and Liabilities
The Company accounts for certain of its regulated operations under the provisions of Statement of Financial Accounting Standards (SFAS) No. 71, “Accounting for the Effects of Certain Types of Regulation.” This standard includes accounting principles for companies whose rates are determined by independent third-party regulators and defines regulatory assets as the deferral of costs expected to be recovered in future customer rates and regulatory liabilities as current cost recovery of expected future expenditures.
In some cases, we record regulatory assets before we have received approval for recovery from the state regulatory agencies. We must use judgment to conclude that costs deferred as regulatory assets are probable of future recovery. We base this conclusion on certain factors, including changes in the regulatory environment, recent rate orders issued by regulatory agencies, and the status of any potential new legislation.
We use our best judgment when recording regulatory assets and liabilities. Regulatory commissions, however, can reach different conclusions about the recovery of costs, and those conclusions could have a material impact on our financial statements.
Deferred gas cost is the current regulatory liability. If because of a change in circumstances, we determine that the regulated natural gas segment no longer meets the criteria of regulatory accounting under SFAS No. 71, that segment will have to discontinue regulatory accounting and write off the respective regulatory assets and liabilities. Such a write-off could have a material impact on our financial statements.
Accrued Liabilities
Accrued liabilities consist of the following:

	June 30,	December 31,
	2009	2008	2008
Accrued Taxes Other Than Income	$1,321,119	$1,1,66,142	$2,012,082
Accrued Salaries and Benefits	53,791	48,013	65,231
Accrued Professional	16,809	48,969	42,300
Accrued Miscellaneous	50,904	17,252	42,438

Total	$1,442,623	$1,280,376	$2,162,051

Recoverable/Refundable Costs of Gas
We account for purchased gas cost pursuant to section 4905.302(C), of the Ohio Revised Code, which promulgates rules for a uniform purchased gas adjustment clause to be included in the schedules of gas or natural gas companies subject to the Ohio Public Utility Commission’s jurisdiction. These rules, which are contained in Chapter 4901:1-14, Ohio Administrative Code (O.A.C.) separate the jurisdictional cost of gas from all other costs incurred by a gas or natural gas company and provide for each company’s recovery of these costs.

Accounting for Impairment
Statement of Financial Accounting Standards No. 144 (“SFAS No. 144”), Accounting for the Impairment or Disposal of Long-Lived Assets establishes accounting standards to account for the impairment of long-lived assets, and certain identifiable intangibles. Under SFAS No. 144, the Company reviews assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. SFAS No. 144 also requires that a rate-regulated enterprise recognize impairment when regulated assets are no longer probable of recovery. As a result, there is a goodwill asset of $2,271,973 at the quarter ended June 30, 2009 due to the acquisition of 5,269 Columbia of Ohio customers in 2008. No impairment losses were incurred for the quarter ended June 30, 2009.
Note 2 — Related Party Transactions
Osair, Inc.
The Company has an agreement to lease its administrative offices in Mentor, Ohio from Osair, Inc. the owner of The Match Works (a related party) for $2,000 per month. The lease agreement expires in June 2023. Annual rental shall be incurred each five years following the commencement date by the percentage in the United States Department Commerce Index: all items for Cleveland, Ohio (“CPI”) which shall have occurred between the Commencement Date and each Rental Adjustment Date. The Company is responsible for all real estate taxes, maintenance, utilities and other operating expenses associated with the facilities. Payments under the lease agreements on these facilities totaled $6,000 during the quarter ended June 30, 2009 and $12,000 for the six months ended June 30, 2009. Payments under the lease agreements on these facilities totaled $6,000 during the quarter ended June 30, 2008 and $12,000 for the six months ended June 30, 2008.
Great Plains Land Development Company, LTD.
The Company leases its operating and maintenance facilities located in Lancaster, Ohio and Strasburg, Ohio from an entity owned by a related party, Great Plains Land Development Company, LTD., on a month-to-month basis. The monthly lease payment on its Lancaster, Ohio facility and its Strasburg, Ohio facility is $12,110 and $8,900, respectively. The Company is responsible for all real estate taxes, maintenance, utilities and other operating expenses associated with the facilities. The Company paid lease expenses of $63,030 for the quarter-ended June 30, 2009 and $126,060 for the six months ended June 30, 2009, and $63,030 for the quarter-ended June 30, 2008 and $126,060 for the six months ended June 30, 2008.
Northeast Ohio Natural Gas Company pays debt to Citizen’s Bank on behalf of GPLD. The total balance due from Great Plains Land Development Company, LTD. was $1,007,452 as of June 30, 2009. The total balance due from Great Plains Land Development, LTD was $919,212 as of June 30, 2008. The total balance due to Great Plains Land Development Company, LTD. for lease payments was $1,457,623 as of June 30, 2009. The total balance due to Great Plains Land Development, LTD. For lease payments was $1,197,570 as of June 30, 2008.
Great Plains Natural Gas Company
Northeast Ohio Natural Gas Company pays debt to Citizen’s Bank on behalf of Great Plains Natural Gas Company. The total balance due from Great Plains Natural Gas Company was $3,278,855 as of June 30, 2009. The total balance due from Great Plains Natural Gas Company was $3,056,100 as of June 30, 2008.

Orwell Natural Gas Company, Inc.
The Company has a balance due from an entity owned by a related party, Orwell Natural Gas Company, Inc. From time to time, Northeast Ohio Natural Gas Company pays vendors on Orwell’s behalf. The amount due to the Company was $510,324 as of June 30, 2009. The amount due to the Company was $131,990 as of June 30, 2008.
John D. Oil and Gas Marketing, LLC.
Northeast Ohio Natural Gas Corp. has an agreement dated July 1, 2008 with an entity owned by a related party, John D. Oil and Gas Marketing, LLC. to supply gas. The terms of the agreement are effective until September 31, 2023. The price paid by the Company to the Seller for natural gas delivered to the Company at the delivery point during the term shall be the greater of (a) Seller’s cost to deliver gas to the delivery point plus ten cents ($0.10) per thousand cubic feet (“Mcf”) plus any applicable taxes, or (b) the “Delivered Price” per Mcf set forth in contractual terms with the Seller and miscellaneous local producers at a markup, plus applicable taxes. The greater of (a) or (b) shall be referred to as the “Delivered Price.” The amount paid to John D. Oil and Gas Marketing totaled $652,922 for the quarter ended June 30, 2009 and $1,009,215 for the six months ended June 30, 2009. The amount paid to John D. Oil and Gas Marketing totaled $1,379,405 for the quarter ended June 30, 2009 and $1,618,159 for the six months ended June 30, 2008.
ONG Marketing, Inc.
Northeast Ohio Natural Gas Corp. has an agreement dated July 1, 2008 to purchase gas from an entity owned by a related party, ONG Marketing, Inc. The price to be paid shall be the greater of (a) Seller’s cost to deliver the gas to the Delivery Point plus ten cents ($.10) per thousand cubic feet (“MCF”) plus any applicable taxes, or (b) the “delivered price” per MCF set forth in the contract terms with local producers, plus any applicable taxes. The agreement expires September 31, 2013. The amount paid to ONG Marketing totaled $533,078 for the quarter ended June 30, 2009 and $636,016 for the six months ended June 30, 2009. The amount paid to ONG Marketing totaled $85,157 for the quarter ended June 30, 2008 and $342,958 for the six months ended June 30, 2008. The increase from 2008 to 2009 was due to the temporary addition of a GCR customer on the Tennessee Gas Pipeline.
Cobra Pipeline Co.
The Company had a balance due from this related entity at June 30, 2009 of $2,680. From time to time, the Company paid expenses on Cobra Pipeline Company’s behalf. The balance due at June 30, 2008 was $133,113.
Richard M. Osborne
The Company had a balance due from Mr. Osborne at June 30, 2008 of $201,275.
All accounts receivable and accounts payable with related parties included in the accompanying balance sheets is non-interest bearing and payable on demand at June 30, 2009.
Note 3 — Line of Credit, Long-Term and Short-Term Debt
The Company funds its operating cash needs, as well as dividend payments and capital expenditures, primarily through cash flow from operating activities and short-term borrowing. Historically, to the extent cash flow has not been sufficient to fund these expenditures; the Company has used the working capital line of credit portion of the credit facility with Citizen’s Bank. The Company has greater need for short-term borrowing during periods when internally generated funds are not sufficient to cover all capital and operating requirements, including costs of gas purchased and capital expenditures. In general, the Company’s short-term borrowing needs for purchases of gas inventory and capital expenditures are greatest during the summer and fall months, and our short-term borrowing needs for financing customer accounts receivable are greatest during the winter months.
Citizens Bank Line of Credit and National City Bank — At June 30, 2009, the Company has an available revolving line of credit with Citizens Bank (the “Bank”) in the amount of $2,100,000 or 80% of Company’s eligible accounts receivable. Interest is payable monthly at the one month LIBOR plus 225 basis points. The line of credit is secured by substantially all of the corporate assets and is guaranteed by Richard Osborne, Richard Osborne Trustee, and Great Plains Natural Gas Company. The loan expired on July 2, 2009 and is in the process of being reissued. The outstanding balance on the Citizens Line of Credit totaled $2,100,000 at June 30, 2009. The Company had a line of credit with National City Bank which refinanced through Citizens Bank. The interest was payable monthly at one month LIBOR plus 2.125 per annum.The outstanding balance on the National City Bank Line of Credit totaled $2,100,000 at June 30, 2008.
Citizens Bank Term Note and Parkview Federal Bank Term Note: The Company has a one-year term loan with Citizens Bank secured by substantially all assets of the Company. The term note is payable over a 364-day term with amortization based on a fifteen year straight-line level principal plus interest amortization period. On the 365th day, the term note will convert to a four-year term loan payable over a four year period with amortization based on a fourteen-year straight-line level payment principal plus interest amortization period. Upon conversion, the term loan will expire on July 31, 2013. The balance of this promissory note was $7,347,783 at June 30, 2009. The Company had a term note with Parkview Federal which was refinanced through Citizens Bank in July, 2008. The balance of the Parkview Federal promissory note was $5,857,208 at June 30, 2008. This loan was for the acquisition of 5,269 Columbia of Ohio customers.
Citizens Bank Term Note and National City Bank Term Note: Great Plains Natural Gas Company has a one-year term loan with Citizen’s Bank secured by substantially all assets of the Company. The term note is payable over a 364-day term with amortization based on a fifteen year straight-line level principal plus interest amortization period. On the 365th day, the term note will convert to a four-year term loan payable over a four year period with amortization based on a fourteen-year straight-line level payment principal plus interest amortization period. Upon conversion, the term loan will expire on July 31, 2013. The balance of this promissory note was $2,498,055 at June 30, 2009. Great Plains Natural Gas had a loan with National City Bank at prime plus 2% which was refinanced with Citizen’s Bank in July, 2008. The balance on this promissory note was $2,606,667 at June 30, 2008.
Citizen’s Bank Term Note and National City Bank Term Note: Great Plains Land Development Company, LTD. has a one-year term loan with Citizens Bank secured by substantially all assets of the Company. The term note is payable over a 364-day term with amortization based on a fifteen year straight-line level principal plus interest amortization period. On the 365th day, the term note will convert to a four-year term loan payable over a four year period with amortization based on a fourteen-year straight-line level payment principal plus interest amortization period. Upon conversion, the term loan will expire on July 31, 2013. The balance of this promissory note was $842,728 at June 30, 2009. Great Plains Land Development had a loan with National City Bank at prime plus 2% which was refinanced with Citizen’s Bank in July, 2008. The balance on this promissory note was $880,633 at June 30, 2008.

The bank loan of the Affiliate, Great Plains Land Development Company, LTD., is secured by generally all of its’ assets and cross collateralized by the Company and other related parties. Therefore, the financial results of Great Plains Land Development are being consolidated into this financial statement in accordance with the rules of Financial Accounting Standards Board’s Interpretation No. 46R, Consolidation of Variable Interest Entities (“FIN 46R”).
Note 4 — Financial Statement Effect of “Push-Down” Accounting Entries
In anticipation of the merger of the Company with Energy West, Inc., the basis of consolidation of these financial statements is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the cost incurred by the Parent in buying the Subsidiary instead of the Subsidiary’s historical costs. The purchase costs of the Parent are shown in the consolidated statements. The subsidiary revalued its assets in accordance with the fair values attributed to those assets by the Parent.
Note 5 — New Accounting Pronouncements
In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R requires an acquirer to recognize and measure the assets acquired, liabilities assumed and any non-controlling interests in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exception. In addition, SFAS 141R requires that acquisition-related costs will be generally expensed as incurred and also expands the disclosure requirements for business combinations. The effective date of SFAS 141R is for years beginning after December 15, 2008. We have adopted SFAS 141R on our consolidated financial statements, effective January 1, 2009.
In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with United States of America Generally Accepted Accounting Principles (“GAAP”). SFAS 162 directs the GAAP hierarchy to the entity, not the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS No. 162 will be effective sixty days following the Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411. Adoption of SFAS No. 162 will not have a material effect on the Company’s financial position, results of operations or cash flows.
In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with United States of America Generally Accepted Accounting Principles (“GAAP”). SFAS 162 directs the GAAP hierarchy to the entity, not the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS No. 162 will be effective sixty days following the Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411. Adoption of SFAS No. 162 will not have a material effect on the Company’s financial position, results of operations or cash flows.
In May 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60” (“SFAS 163”). SFAS 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS 163 on its consolidated financial statements, but does not expect it to have a material effect.
In May 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 165, “Subsequent Events” (“SFAS 165”). SFAS 165 establishes principles and requirements for subsequent events. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. As such, the Company is required to adopt this standard in the current period. Adoption of SFAS 165 did not have a significant effect on the Company’s consolidated financial statements.
In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 166 “Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140” (“SFAS 166”). SFAS 166 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. SFAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. As such, the Company is required to adopt this standard in January, 2010. The Company is evaluating the impact the adoption of SFAS 166 will have on its consolidated financial statements.
In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”). SFAS 167 improves financial reporting by enterprises involved with variable interest entities and to address (1) the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities”, as a result of the elimination of the qualifying special-purpose entity concept in SFAS 166 and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provide timely and useful information about an enterprise’s involvement in a variable interest entity. SFAS 167 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. As such, the Company is required to adopt this standard in January, 2010. The Company is evaluating the impact the adoption of SFAS 167 will have on its consolidated financial statements.
In June 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”. SFAS 168 replaces SFAS 162 and establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company is currently evaluating the impact of SFAS 168 on its consolidated financial statements but does not expect it to have a material effect.

585.295.2400 w 585.295.2150 (fax)

1870 Winton Road South w Rochester, NY 14618 w www.rotenbergllp.com
INDEPENDENT AUDITORS’ REPORT
To the Shareholder and Board of Directors
Great Plains Natural Gas Company, Subsidiary and Affiliate
Mentor, Ohio
     We have audited the accompanying consolidated balance sheet of Great Plains Natural Gas Company as of December 31, 2008 and 2007 and the related statements of operations, shareholders’ equity, and cash flows for the two years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Great Plains Natural Gas Company of December 31, 2008 and 2007, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
     As discussed in Note B and N to the consolidated financial statements, the Company has adopted the provisions of Staff Accounting Bulletin (SAB) No. 54 “Application of Push Down Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase”.
     As discussed in Note N to the consolidated financial statements, the 2007 consolidated financial statements have been restated to correct a misstatement.
     Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary schedules on pages E-28 through E-33 are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
/s/ Rotenberg & Co., llp
Rochester, New York
  April 30, 2009

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
CONSOLIDATED BALANCE SHEETS

December 31,	2008	2007

ASSETS

Current Assets
Cash and Cash Equivalents	$311,697	$—
Accounts Receivable - Net of Allowance	4,969,207	3,059,476
Inventory	975,299	190,113
Related Party Receivables	161,968	696,465
Prepaid Expenses	148,291	22,401

Total Current Assets	6,566,462	3,968,455

Property and Equipment
Land and Land Rights	673,149	603,321
Pipelines, Meters, Stations and Equipment	16,121,430	9,240,983
Buildings	2,964,261	2,964,261
Construction Equipment and Tools	706,672	651,203
Vehicles	977,994	708,720
Office Furniture and Equipment	181,527	163,483
Construction in Process	279,342	619,072

	21,904,375	14,951,043
Less: Accumulated Depreciation	(7,694,215)	(5,031,424)

Net Property and Equipment	14,210,160	9,919,619

Other Assets
Goodwill	2,271,973	—
Regulatory Asset - Unrecovered Gas Cost	647,099	15,310
Investment in Kenoil	—	11,000
Other Assets	1,000	1,000

Total Other Assets	2,920,072	27,310

Total Assets	$23,696,694	$13,915,384

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
CONSOLIDATED BALANCE SHEETS

December 31,	2008	2007

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Bank Overdraft	$—	$55,150
Line of Credit	2,100,000	1,700,000
Notes Payable - Due Within One Year	914,482	3,935,370
Accounts Payable	5,533,123	2,507,897
Related Party Payables	1,320	28,871
Regulatory Liability - Deferred Gas Cost	2,452	247,154
Customer Deposits	651,746	329,206
Accrued Expenses	2,162,051	1,372,524

Total Current Liabilities	11,365,174	10,176,172

Other Liabilities
Notes Payable - Due After One Year	10,516,797	115,581

Total Liabilities	21,881,971	10,291,753

Shareholders’ Equity
Common Stock - No Par Value
Authorized - 750 shares
Issued and Outstanding - 100 shares	500	500
Additional Paid-In Capital	2,122,923	2,122,923
Retained Earnings	(308,700)	1,500,208

Total Shareholders’ Equity	1,814,723	3,623,631

Total Liabilities and Shareholders’ Equity	$23,696,694	$13,915,384

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
CONSOLIDATED STATEMENTS OF OPERATIONS

Years Ended December 31,	2008	2007

Revenue - Natural Gas Operations	$27,030,330	$16,253,345

Cost of Sales	21,045,658	12,195,729

Gross Profit	5,984,672	4,057,616

Operating Expenses
Salaries and Benefits	1,884,371	1,489,189
Depreciation	720,929	550,327
Administrative Expenses	259,265	192,545
State and Local Taxes	431,207	314,724
Vehicle Rentals and Expense	73,530	60,513
Rent	41,471	46,651
Professional Fees	157,105	86,099
Outside Services	68,569	85,986
Repairs and Maintenance	127,389	55,805
Bank Fees	168,225	68,642
General Insurance	82,187	61,226
Advertising, Promotion, and Travel	30,452	31,362
Utilities	15,692	23,645
Pipeline Supplies and Other Expense	325,508	256,238

Total Operating Expenses	4,385,900	3,322,952

Income from Operations	1,598,772	734,664

Other Income (Expense)
Income from Non-Utility Operations	394,757	368,843
Interest Expense	(660,451)	(432,725)
Gain (Loss) Disposal of Property	(13,772)	—

Total Other Income (Expense)	(279,466)	(63,882)

Net Income (Loss)	$1,319,306	$670,782

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
STATEMENTS OF SHAREHOLDERS’ EQUITY

	Common	Additional	Retained	Shareholders’
	Stock	Paid in	Earnings	Equity

Balance - December 31, 2006	$500	$2,122,923	$(57,608)	$2,065,815

Prior Period Adjustment	—	—	887,034	887,034

Balance - January 1, 2007	500	2,122,923	829,426	2,952,849

Net Income - Non-Controlling Interest	—	—	81,143	81,143

Net Income	—	—	589,639	589,639

Balance - December 31, 2007	500	2,122,923	1,500,208	3,623,631

Distribution to Shareholder	—	—	(3,128,214)	(3,128,214)

Net Income - Non-Controlling Interest	—	—	91,047	91,047

Net Income	—	—	1,228,259	1,228,259

Balance - December 31, 2008	$500	$2,122,923	$(308,700)	$1,814,723

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
STATEMENTS OF CASH FLOWS

Years Ended December 31,	2008	2007

Net Cash Flows from Operating Activities
Net Income	$1,319,306	$670,782

Non-Cash Adjustments:
Depreciation and Amortization	720,929	550,327
Loss on Disposal of Property and Equipment	13,772	—

Changes in Assets and Liabilities:
(Increase) Decrease in:
Accounts Receivable	(1,909,731)	(450,631)
Inventory	(785,186)	382,964
Prepaid Expenses	(125,890)	(881)
Regulatory Asset - Unrecovered Gas Cost	(631,789)	49,651
Increase (Decrease) in:
Bank overdraft	(55,150)	55,150
Accounts Payable	3,025,226	381,642
Regulatory Liability - Deferred Gas Cost	(244,702)	(384,184)
Accrued Expenses	789,527	(7,796)
Customer Deposits	322,540	(4,235)

Net Cash Flows from Operating Activities	2,438,852	1,242,789

Cash Flows from Investing Activities
Purchases of Property and Equipment	(4,713,323)	(1,116,032)
Investment in Kenoil	11,000	(11,000)

Net Cash Flows from Investing Activities	(4,702,323)	(1,127,032)

Cash Flows from Financing Activities
Proceeds from Debt	7,563,898	—
Payments on Debt	(495,489)	(711,617)
Proceeds from Related Party Debt	534,497	(232,337)
Payments to Related Party	(27,551)	132,994
Proceeds from Line of Credit	400,000	600,000
Distibution to Shareholder	(3,128,214)	—
Goodwill	(2,271,973)	—

Net Cash Flows from Financing Activities	2,575,168	(210,960)

Net Change in Cash and Cash Equivalents	311,697	(95,203)

Cash and Cash Equivalents - Beginning	—	95,203

Cash and Cash Equivalents - Ending	$311,697	$—

Supplemental Disclosures
Cash paid During the year for Interest	$660,451	$432,725

Non-Cash Transactions
Property and Equipment purchased with Debt	$311,919	$53,376

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note A. Organization and Description of Business
Great Plains Natural Gas Company (the “Parent’) is an Ohio corporation headquartered in Mentor, Ohio and serves as a holding company for its wholly-owned subsidiary, Northeast Ohio Natural Gas. Great Plains Natural Gas Company was incorporated in March, 2003.

Northeast Ohio Natural Gas Corp. (the “Company” or “Subsidiary) was incorporated in 1986 as a natural gas distribution company subject to the laws and regulations of The Public Utilities Commissions of Ohio (“PUCO”). The Company is a wholly-owned subsidiary of Great Plains Natural Gas Company (the “Parent”) and, along with its parent and numerous affiliates, is under the common control of one family who owns all of the outstanding common stock of the parent. All related party transactions have been disclosed.
Note B. Summary of Significant Accounting Policies
Principles of Consolidation

The financial statements include the operations of Great Plains Natural Gas Company (the “Parent”), Northeast Ohio Natural Gas Company (the “Company” or “Subsidiary”), and Great Plains Land Development Company, LTD, (the “Affiliate”). The basis for consolidation is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the costs incurred by the Parent in buying the Subsidiary instead of the Subsidiary’s historical costs. The purchase costs of the Parent are shown in the consolidated statements. The Subsidiary revalued its assets in accordance with the fair values attributed to those assets by the Parent.

The basis for consolidation of the Affiliate is the adoption and implementation of the Financial Accounting Standards Board’s Interpretation No. 46R, Consolidation of Variable Interest Entities (“FIN 46R”). This requires a Company to consolidate variable interest entities (“VIE’s”) when it is deemed to be the primary beneficiary, meaning it will absorb a majority of the VIE’s expected losses or receive a majority of the VIE’s expected residual return. The Company’s assets are held as collateral for the Affiliates’ bank debt.

Cash and Equivalents

The Company considers highly liquid debt instruments with an original maturity of three months or less to be cash equivalents. Deposits with financial institutions, including outstanding checks, frequently exceed Federal insured limits.

Accounts Receivable — Trade

The Company extends unsecured credit to customers under normal trade agreements which require payment within various terms. Accounts receivable are stated at the amount management expects to collect from balances outstanding at year end. Accounts greater than 90 days past due are considered delinquent. Accounts greater than 1 year past due, which are amounts deemed by the Company to be negligible, are generally charged off. The Company had $202,945 and $47,089 greater than 90 days past due at December 31, 2008 and 2007, respectively. Unless specified by the customer, payments are applied to the oldest unpaid invoice. Accounts receivable are presented at the amount billed.

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note B.	Summary of Significant Accounting Policies (Continued)

Management estimates an allowance for doubtful accounts based upon a review of delinquent accounts and an assessment of the Company’s historical evidence of collections. Specific accounts are charged directly to the reserve when management obtains evidence of a customer’s insolvency or otherwise determines that the account is uncollectible. The allowance for doubtful accounts was $11,007 at December 31, 2008 and 2007, respectively.

Generally, the Company will not recognize bad debt expense due to a provision in the Company’s agreement with the PUCO which provides for an amount to be added to each month’s customer billing for estimated bad debts. The Company can renegotiate this amount annually based on its bad debt history. The Company carries the amount billed for the “bad debt rider” as a liability on its books and offsets bad debt as they are written off against the liability. As of November 9, 2007, the bad debt rider was increased from .01 per mcf to .081 per mcf billed. At December 31, 2008 and 2007, the account balance represented an asset which has been included in accounts receivable. The asset “bad debt rider” amounted to $51,955 and $128,980, respectively. The Company is waiting for a decision from PUCO to increase the rider which will begin reducing the debit balance within the account.

Inventory

Inventory consisted of natural gas stored underground and materials for future projects, such as pipelines and meters. At December 31, 2008 and 2007, the Company had $836,595 and $111,944 of stored gas inventory. At December 31, 2008 and 2007, the Company had $ $138,704 and $78,169 of materials inventory. Inventories are valued at the lower of cost or market and are applied on the first-in, first-out (FIFO) method.

Property, Equipment and Depreciation

Property and equipment are stated at cost and are depreciated over their estimated useful lives using the straight-line and declining balance methods. Estimated useful lives are as follows:

Main lines, meters and equipment	5 - 40 years
Buildings	20 years
Furniture and fixtures	5 - 21 years
Construction equipment and tools	15 years
Vehicles	5 years

Significant improvements are capitalized. Maintenance, repairs and minor renewals are charged against earnings when incurred. Construction in process includes labor and materials for main lines and other projects.

Depreciation expense for the year ended December 31, 2008 and 2007 was $720,929 and $550,327. The increase is attributable to assets added via the Columbia of Ohio purchase.

Advertising Costs

The Company expenses advertising costs as incurred. Total advertising costs for the year ended December 31, 2008 and 2007 was $7,635 and $7,980 respectively.

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note B.	Summary of Significant Accounting Policies (Continued)

Accounting for Impairment

Statement of Financial Accounting Standards No. 144 (“SFAS No. 144”), Accounting for the Impairment or Disposal of Long-Lived Assets establishes accounting standards to account for the impairment of long-lived assets, and certain identifiable intangibles. Under SFAS No. 144, the Company reviews assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. SFAS No. 144 also requires that a rate regulated enterprise recognize impairment when regulated assets are no longer probable of recovery. The Company acquired the assets of Columbia Gas of Ohio, Inc. during 2008. As a result there is a goodwill asset of $2,271,973 and $-0- for the years ended December 31, 2008 and 2007, respectively. No impairment losses were incurred for the years ended December 31, 2008 and 2007.

Revenue Recognition

The Company bills its customers on a monthly meter reading cycle. At the end of each month, gas service which has been rendered is estimated from the latest date of the cycle meter reading to the end of the month.

Natural Gas Excise Tax

The Company nets Natural Gas Excise Tax, which has been billed to its customers, with its total revenues. This tax is collected from customers and directly remitted to state agencies.

Income Taxes

The Parent, along with its subsidiary, (the “consolidated entity”), files a consolidated Federal income tax return. The consolidated entity has elected to be taxed as an S corporation under provisions of the Internal Revenue Code. As such, the Parent/Company does not pay Federal corporate income taxes and is not allowed net operating tax loss carry backs or carryovers as deductions. Instead, the stockholder includes their proportionate share of the consolidated taxable income or loss in their individual income tax returns.

Bank Debt

The Company has term notes and a line of credit that are secured by a blanket lien on the Company’s assets.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain reclassifications of prior year information have been made to conform to the current year presentation.

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note C.	Related Party Transactions

Osair, Inc.

The Company has an agreement to lease an operating facility located in Mentor, Ohio from a related party, Osair, Inc., for a total of $2,000 a month. The three year lease term runs through March, 2009. The Company paid rent expense of $24,000 in 2008 and 2007 as part of this lease agreement.

Orwell Natural Gas Company

The Company has a balance due from an entity owned by a related party, Orwell Natural Gas Company. The amounts due to the Company are $160,214 and $478,396 for the years ended December 31, 2008 and 2007, respectively.

Great Plains Exploration

The Company has a balance due to an entity owned by a related party, Great Plains Exploration. The amounts due to the related party are $1,321 and $0 for the years ended December 31, 2008, and 2007, respectively.

John D. Oil and Gas Marketing, LLC.

Northeast Ohio Natural Gas Company has agreements dated February 6, 2008 with an entity owned by a related party, John D. Oil and Gas Marketing, LLC. to supply gas from the Cobra North Trumbull System, Cobra Churchtown System and Cobra Holmesville System. The gas delivered is required to be quality gas, delivered at 70 psig at a NYMEX indexed price per Dekatherm multiplied by $1.0377.

ONG Marketing, Inc.

Northeast Ohio Natural Gas Company has an agreement dated October 1, 2006 to purchase gas from an entity owned by a related party, ONG Marketing, Inc. The price is calculated using applicable pipeline cash-out formulas attributable to Buyer, plus $.10 per thousand cubic feet (“Mcf”) plus any applicable taxes. The agreement expired in September, 2007 but has a provision to continue month to month (rollover periods) unless cancelled by either party. As of December 31, 2008, the agreement was still in effect.

All accounts receivable and accounts payable with related parties included in the accompanying balance sheets are non-interest bearing and are payable on demand at December 31, 2008 and 2007, respectively.

Note D.	Regulatory Assets and Liabilities

The Company accounts for certain of its regulated operations under the provisions of Statement of Financial Accounting Standards No. 71, “Accounting for the Effects of Certain Types of Regulation.” This standard includes accounting principles for companies whose rates are determined by independent third-party regulators and defines regulatory assets as the deferral of costs expected to be recovered in future customer rates and regulatory liabilities as current cost recovery of expected future expenditures.

The Company’s regulatory assets and liabilities represent under and over recovered gas costs and deferred charges. The regulatory asset unrecovered gas cost had a balance of $647,099 and $-0- at December 31, 2008 and 2007, respectively. The regulatory liability deferred gas cost had a balance of $-0- and $247,154 at December 31, 2008 and 2007, respectively.

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note E.	Deferred Charges

Deferred charges represent maintenance costs that have not yet been reimbursed for a certain pipelines purchased by the Company in 1992. The Company is reimbursed for these costs under a fifteen year agreement with the Public Utilities Commission of Ohio (“PUCO”). The agreement expired in 2007 and it is currently being negotiated with the PUCO. The balance was $2,452 and $15,310 for the years ended December 31, 2008 and 2007, respectively.

Note F.	Accrued Expenses

The Company has accrued expenses that amount to $2,162,051 and $1,372,524 for the years ended December 31, 2008 and 2007, respectively. The largest component of these accruals is personal property tax and gross receipts tax which is owed to various government agencies. As of December 31, 2008 and 2007 the amount owed for these tax obligations was $1,878,830 and $1,203,197, respectively.

Note G.	Line of Credit

At December 31, 2008, the Company has an available revolving line of credit with Citizen’s Bank (the “Bank”) in the amount of $2,100,000 or 80% of Company’s eligible accounts receivable. Interest is payable monthly at the one month LIBOR plus 225 basis points. LIBOR at December 31, 2008 was 5.1%. Rates being charged for 2008 ranged from 4.71375% to 5.97%. The line of credit is secured by substantially all of the corporate assets and is guaranteed by Richard Osborne, Richard Osborne Trustee, and Great Plains Natural Gas Corp. The outstanding balance on the lines of credit totaled $2,100,000 at December 31, 2008.

At December 31, 2007, the Company had two available lines of credit with National City Bank (the “Bank”) in the amount of $1,500,000 and $600,000. Interest was payable monthly at the one month LIBOR plus 2.125 per annum. LIBOR at December 31, 2007 was 4.458%. Rates being charged for 2007 ranged from 6.7768% to 7.9487%. The line of credit is secured by substantially all assets of the Company, as well as those of other related entities. The outstanding balance on the lines of credit totaled $1,700,000 at December 31, 2007.

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note H.	Long-Term Debt

As of December 31, 2008 and 2007 the Company had the following long-term debt obligations:

December 31,	2008	2007

Equipment Notes:
Various equipment notes secured by the related equipment, payable in monthly installments totaling $18,603 including principal and interest ranging from 0.00% - 15.07% per annum. Notes mature at dates ranging from January 2009 to October 2013.	$428,338	$—

Various equipment notes secured by the related equipment, payable in monthly installments totaling $9,760 including principal and interest ranging from 0.00% - 8.50% per annum. Notes mature at dates ranging from April 2009 to May 2011.	—	263,651

Term Notes:
Northeast Ohio Natural Gas Corp bank loan payable with Citizens Bank $43,223 monthly including interest at libor plus 225 basis points (5.1% at December 31, 2008).	7,563,898	—

Great Plains Natural Gas Co. Bank loan, payable with National City Bank $38,333 monthly including interest at prime plus 2% (10.25% at December 31, 2007).	—	2,836,667

Great Plains Natural Gas Co. bank loan, payable with Citizens Bank $14,694 monthly including interest at libor plus 225 basis points (5.1% at December 31, 2008).	2,571,528	—

Great Plains Land Development bank loan, payable with National City Bank $11,667 quarterly plus interest at prime plus 2%.	—	950,633

Great Plains Land Development bank loan, payable with Citizens Bank $4,957 quarterly plus interest at libor plus 225 basis points (5.1% at December 31, 2008).	867,515	—

	$11,431,279	$4,050,951
Less: Amount Due Within One Year	914,482	3,935,370

Amount Due After One Year	$10,516,797	$115,581

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note H.	Long-Term Debt (Continued)

The bank loan of the Affiliate, Great Plains Land Development, is generally secured by all of its assets and cross collateralized by the Company and other related parties. Therefore the financial results of Great Plains Land Development are being consolidated into this financial statement in accordance with the rules of Financial Accounting Standards Board’s Interpretation No. 46R, Consolidation of Variable Interest Entities (“FIN 46R”).

The following is a summary of principal due on long-term debt for each of the five years following December 31, 2008:

2009	2010	2011	2012	2013

$ 914,482	$813,391	$825,345	$810,045	$8,068,016

Note I.	Retirement Plan

The Company and its related affiliates have a retirement plan covering all employees whose compensation for the preceding year was $5,000 or greater. Participants may contribute up to $6,000 of compensation to the plan. The Company may make matching contributions of at least one percent but not greater than three percent of a participant’s annual compensation or may make a non-elective contribution of two percent of compensation. The Company’s contribution to the plan was $32,250 and $34,515 for the year ended December 31, 2008 and 2007, respectively.

Note J.	Pipeline Leases and Operating Agreements

The Company leases certain of its pipelines to and operates pipelines on behalf of several companies under long-term non-cancelable operating leases and agreements. These agreements are for varying lengths and expire in years through 2015. Monthly amounts receivable under the agreements totaled approximately $21,000 and $22,000 as of December 31, 2008 and 2007, respectively. Certain of the agreements are based on volume of natural gas processed and some of the agreements provide for reimbursement of operating expenses. Some of the agreements expired in 2005 and are currently on a month to month basis with a 30 day cancellation notice. Revenue received under these agreements amounted to $256,028 and $264,237 for the years ended December 31, 2008, and 2007, respectively. This amount includes $59,828 for an agreement dependent on volume. The agreement based on volume expires in 2013.

Future minimum amounts to be received under agreements with fixed dollar and volume based term are approximately as follows:

2009	2010	2011	2012	2013

$ 256,482	$149,382	$145,032	$145,032	$145,032

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note K.	Commitments and Contingencies

Substantially all of the Company’s assets are pledged as security on bank debt that is carried by the Company and by related parties of the Company. In addition, the terms of the notes specify that the Company’s assets are used to cross collateralize and cross guaranty the debt of several related parties. In turn, the assets of those related parties cross collateralize and cross guaranty all debt to the bank included on the Company’s balance sheet. Subsequent to year end, the Bank released the cross collateralization requirement.

Note L.	Lease Commitments

Future minimum lease payments under operating leases that have initial or remaining non-cancelable lease terms in excess of one year are as follows:

December 31,	Non-Related Party	Related Party	Total

2009	$12,000	$6,000	$18,000
2010	12,000	—	12,000
2011	12,000	—	12,000
2012	12,000	—	12,000
2013	12,000		12,000

Total	$60,000	$6,000	$66,000

Note M.	Prior Period Adjustment

A prior period adjustment has been made to the January 1, 2007 Retained Earnings balance to reflect a depreciation expense calculation correction. The net effect of this adjustment was to increase Retained Earnings and decrease Accumulated Depreciation by $887,034. See Note N for the revised amounts.

Note N.	Financial Statement Effect of Push Down Accounting Entries

In anticipation of the sale of the Company to Energy West, Inc., the basis for consolidation of these financial statements is the adoption and implementation of Staff Accounting Bulletin (SAB) No. 54 Application of “Push Down” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase. The consolidated financial statements are presented to reflect the costs incurred by the Parent in buying the Subsidiary instead of the Subsidiary’s historical costs. The purchase costs of the Parent are shown in the consolidated statements. The Subsidiary revalued its assets in accordance with the fair values attributed to those assets by the Parent. The following accounts were affected by the push down accounting transactions:

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note N.	Financial Statement Effect of Push Down Accounting Entries (Continued)

	As
	Originally	Push Down	Reportable
	Stated DR	Transaction	Amount
Description	(CR)	DR (CR)	DR (CR)
Prior Period Adjustment to Retained Earnings for Depreciation Correction – Prior to 2007	$57,608	$(887,034)	$(829,426)

Prior Period Adjustment to Accumulated Depreciation for Depreciation Correction – Prior to 2007	$(5,049,208)	$887,034	$(4,162,174)

Restatement to 2007 Depreciation Expense for Correction	$730,939	$(180,612)	$550,327

Restatement to 2007 Accumulated Depreciation for Correction	$(4,795,416)	$180,612	$(4,614,804)

Push Down Revision to 2008 Depreciation Expense	$925,852	$(204,923)	$720,929

Note O.	Acquisition of Columbia Gas of Ohio, Inc.

On February 6, 2008 the Northeast Ohio Natural Gas Company closed on a deal to purchase 5,269 Ohio based customers from Columbia Gas of Ohio, Inc. The purchase price for the assets was $6,000,000. This purchase price includes $3,728,027 for pipelines, service lines, stations, meters, regulators and land rights. It also includes $2,271,973 which has been allocated to goodwill. The Company has received a $6,000,000 ten year bank loan to finance the purchase. The loan has been collateralized with a first priority perfected security interest in all assets of the Borrower including but not limited to the natural gas distribution facilities and the assignment of all potential revenues generated by the delivery of the natural gas to the customers. The loan is guaranteed by Richard M. Osborne, Trustee and Richard M. Osborne, individually.

The accompanying unaudited pro-forma consolidated statements of Income for the year ended December 31, 2008 and 2007 have been prepared to reflect the acquisition of Columbia Gas of Ohio, Inc. as if it has occurred as of January 1, 2007 the first day of the earliest period presented in the financial statements.

The accompanying pro-forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations, which would actually have been reported had the acquisition been in effect during the years presented, or which may be reported in the future.

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note O.	Acquisition of Columbia Gas of Ohio, Inc. (Continued)

UNAUDITED PRO-FORMA - 2008

			Pro-forma
	Consolidated		Consolidated
	Great Plains	Columbia Gas of	For the Year
	Natural Gas	Ohio, Inc. Jan. 1,	Ended
	Company	2008 to Feb. 5,	December 31,
	2008	2008	2008

Revenue	$27,030,330	$1,219,185	$28,249,515

Cost of Sales	21,045,658	969,160	22,014,818

Gross Profit	$5,984,672	$250,025	$6,234,697

UNAUDITED PRO-FORMA - 2007

			Pro-forma
	Consolidated		Consolidated
	Great Plains		For the Year
	Natural Gas	Columbia Gas of	Ended
	Company	Ohio, Inc.	December 31,
	2007	2007	2007

Revenue	$16,253,345	$5,978,673	$22,232,018

Cost of Sales	12,195,729	4,426,293	16,622,022

Gross Profit	$4,057,616	$1,452,380	$5,609,996

Note P.	Subsequent Event — Pending Sale to Energy West, Inc.

On September 12, 2008, Energy West, Incorporated (“Energy West”) entered into a Stock Purchase Agreement whereby Energy West agreed to purchase all of the common stock of Lightning Pipeline Co. (“Lightning Pipeline”), Great Plains Natural Gas Company (“Great Plains”), Brainard Gas Corp. (“Brainard”) and all of the membership units of Great Plains Land Development Co., Ltd. (“GPL”), which companies are primarily owned by an entity controlled by Mr. Richard Osborne for a purchase price of $34.3 million. Pursuant to the Agreement, Energy West will acquire Orwell Natural Gas Company (“Orwell”), a wholly-owned subsidiary of Lightning Pipeline and Northeast Ohio Natural Gas Corp. (“NEO”), a wholly-owned subsidiary of Great Plains and Brainard Gas Corp.

GREAT PLAINS NATURAL GAS COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note P.	Subsequent Event — Pending Sale to Energy West, Inc. (Continued)

The Sellers have the right to elect to terminate the transaction, upon the payment of a $100,000 fee, if the average closing price of Energy West’s common stock for the twenty consecutive trading days ending seven calendar days prior to closing is below $9.49 and if Energy West’s common stock underperforms the American Gas Stock Index (as maintained by the American Gas Association) by more than 20%, as described in the Agreement. However, Energy West may prevent termination of the transaction in this instance by increasing the number of shares of its common stock paid to the Sellers as part of the purchase price. The Agreement also contains customary representations, warranties, covenants and indemnification provisions.

The transaction is expected to close in the second quarter of 2009 but there can be no assurances that the transaction will be completed on the proposed terms or at all. The closing is subject to customary closing conditions, including the approval of applicable regulators. In addition, the transaction is subject to the approval of Energy West’s shareholders for the issuance of shares of Energy West as part of the purchase price.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
SUPPLEMENTARY SCHEDULE - BALANCE SHEETS

			Great Plains
		Northeast Ohio	Land
	Great Plains Natural	Natural Gas	Development	Eliminating
December 31, 2008	Gas Corp	Corp	Company LTD	Entries	Consolidated Total

ASSETS

Current Assets
Cash and Cash Equivalents	$—	$311,697	$—	$—	$311,697
Accounts Receivable - Net of Allowance	—	4,969,207	—	—	4,969,207
Inventory	—	975,299	—	—	975,299
Related Party Receivables	—	4,307,278	1,331,563	(5,476,873)	161,968
Prepaid Expenses and Other Current Assets	—	146,284	2,007	—	148,291

Total Current Assets	—	10,709,765	1,333,570	(5,476,873)	6,566,462

Property and Equipment
Land and Land Rights	—	210,341	535,739	(72,931)	673,149
Pipelines, Meters, Stations and Equipment	—	21,891,709	3,400	(5,773,679)	16,121,430
Buildings	—	—	2,964,261	—	2,964,261
Construction Equipment and Tools	—	1,015,682	—	(309,010)	706,672
Vehicles	—	1,117,747	—	(139,753)	977,994
Office Furniture and Equipment	—	270,716	—	(89,189)	181,527
Construction in Process	—	279,342	—	—	279,342

	—	24,785,537	3,503,400	(6,384,562)	21,904,375
Less: Accumulated Depreciation	—	(7,153,237)	(540,978)		(7,694,215)

Net Propert and Equipment	—	17,632,300	2,962,422	(6,384,562)	14,210,160

Other Assets
Goodwill	—	2,271,973	—	—	2,271,973
Regulatory Asset - Unrecovered Gas Cost	—	647,099	—	—	647,099
Investment in Subsidiary	5,103,082	—	—	(5,103,082)	—
Other Assets	—	1,000	—	—	1,000

Total Other Assets	5,103,082	2,920,072	—	(5,103,082)	2,920,072

Total Assets	$5,103,082	$31,262,137	$4,295,992	$(16,964,517)	$23,696,694

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
SUPPLEMENTARY SCHEDULE — BALANCE SHEETS — CONTINUED

			Great Plains
		Northeast Ohio	Land
	Great Plains	Natural Gas	Development	Eliminating	Consolidated
December 31, 2008	Natural Gas Corp	Corp	Company LTD	Entries	Total

LIABILITIES AND SHAREHOLDERS” EQUITY

Current Liabilities
Line of Credit	$—	$2,100,000	$—	$—	$2,100,000
Notes Payable- Due Within One Year	176,333	678,662	59,487	—	914,482
Accounts Payable	—	5,533,123	—	—	5,533,123
Related Party Payables	3,175,026	1,332,884	970,283	(5,476,873)	1,320
Regulatory Liability - Deferred Gas Cost	—	2,452	—	—	2,452
Customer Deposits	—	651,746	—	—	651,746
Accrued Expenses	—	2,162,051	—	—	2,162,051

Total Current Liabilities	3,351,359	12,460,918	1,029,770	(5,476,873)	11,365,174

Other Liabilities
Notes Payable - Due After One Year	2,395,195	7,313,575	808,027	—	10,516,797

Total Liabilities	5,746,554	19,774,493	1,837,797	(5,476,873)	21,881,971

Shareholders’ Equity
Common Stock - No Par Value
Authorized - 750 shares
Issued and Outstanding - 100 shares	500	591,500	—	(591,500)	500
Additional Paid-In Capital	—	10,119,685	2,122,923	(10,119,685)	2,122,923
Distribution to Shareholder	—	—	—	—	—
Retained Earnings	(643,972)	776,459	335,272	(776,459)	(308,700)

Total Shareholders’ Equity	(643,472)	11,487,644	2,458,195	(11,487,644)	1,814,723

Total Liabilities and Shareholders’ Equity	$5,103,082	$31,262,137	$4,295,992	$(16,964,517)	$23,696,694

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
SUPPLEMENTARY SCHEDULE — OPERATIONS

			Great Plains Land
	Great Plains	Northeast Ohio	Development	Eliminating	Consolidated
Years Ended December 31, 2008	Natural Gas Corp	Natural Gas Corp	Company LTD	Entries	Total

Revenue — Natural Gas Operations	$—	$27,030,330	$—	$—	$27,030,330
Cost of Sales	—	21,045,658	—	—	21,045,658

Gross Profit	—	5,984,672	—	—	5,984,672

OPERATING EXPENSES
Salaries and Benefits	—	1,884,371	—	—	1,884,371
Depreciation	—	619,588	101,341	—	720,929
Administrative Expenses	7,056	248,155	4,054	—	259,265
State and Local Taxes	—	430,618	589	—	431,207
Vehicle Rentals and Expense	—	73,530	—	—	73,530
Rent	—	293,591	—	(252,120)	41,471
Professional Fees	8,416	148,179	510	—	157,105
Outside Services	—	68,569	—	—	68,569
Repairs and Maintenance	—	127,389	—	—	127,389
Bank Fees	—	168,225	—	—	168,225
General Insurance	—	76,932	5,255	—	82,187
Advertising, Promotion, and Travel	—	30,452	—	—	30,452
Utilities	—	15,692	—	—	15,692
Pipeline Supplies and Other Expense	—	325,508	—	—	325,508

Total Operating Expenses	15,472	4,510,799	111,749	(252,120)	4,385,900

INCOME FROM OPERATIONS	(15,472)	1,473,873	(111,749)	252,120	1,598,772

Other Income (Expense)
Income from Non-Utility Operations	—	394,757	252,120	(252,120)	394,757
Income from Subsidiary	1,390,106	—	—	(1,390,106)	—
Interest Expense	(146,375)	(464,752)	(49,324)	—	(660,451)
Gain (Loss) Disposal of Property	—	(13,772)	—	—	(13,772)

Total Other Income (Expense)	1,243,731	(83,767)	202,796	(1,642,226)	(279,466)

Net Income (Loss) Before Non-Controlling Interest	1,228,259	1,390,106	91,047	(1,481,153)	1,228,259
Non Controlling Interest	—	—	—	91,047	91,047

Net Income (Loss)	$1,228,259	$1,390,106	$91,047	$(1,390,106)	$1,319,306

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
SUPPLEMENTARY SCHEDULE — BALANCE SHEETS

			Great Plains
		Northeast Ohio	Land
	Great Plains	Natural Gas	Development	Eliminating	Consolidated
December 31, 2007	Natural Gas Corp	Corp	Company LTD	Entries	Total

ASSETS

Current Assets
Accounts Receivable - Net of Allowance	$—	$3,059,476	$—	$—	$3,059,476
Inventory	—	190,113	—	—	190,113
Related Party Receivables	—	4,261,997	1,071,510	(4,637,042)	696,465
Prepaid Expenses and Other Current Assets	—	22,401	—	—	22,401

Total Current Assets	—	7,533,987	1,071,510	(4,637,042)	3,968,455

Property and Equipment
Land and Land Rights	—	140,513	535,739	(72,931)	603,321
Pipelines, Meters, Stations and Equipment	—	15,011,262	3,400	(5,773,679)	9,240,983
Buildings	—	—	2,964,261	—	2,964,261
Construction Equipment and Tools	—	960,213	—	(309,010)	651,203
Vehicles	—	848,473	—	(139,753)	708,720
Office Furniture and Equipment	—	252,672	—	(89,189)	163,483
Construction in Process	—	619,072	—	—	619,072

	—	17,832,205	3,503,400	(6,384,562)	14,951,043
Less: Accumulated Depreciation	—	(4,591,787)	(439,637)		(5,031,424)

Net Propert and Equipment	—	13,240,418	3,063,763	(6,384,562)	9,919,619

Other Assets
Regulatory Asset - Unrecovered Gas Cost	—	15,310	—	—	15,310
Investment	—	11,000	—	—	11,000
Investment in Subsidiary	6,841,190	—	—	(6,841,190)	—
Other Assets	—	1,000	—	—	1,000

Total Other Assets	6,841,190	27,310	—	(6,841,190)	27,310

Total Assets	$6,841,190	$20,801,715	$4,135,273	$(17,862,794)	$13,915,384

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
SUPPLEMENTARY SCHEDULE — BALANCE SHEETS — CONTINUED

			Great Plains
		Northeast Ohio	Land
	Great Plains	Natural Gas	Development	Eliminating	Consolidated
December 31, 2007	Natural Gas Corp	Corp	Company LTD	Entries	Total

LIABILITIES AND SHAREHOLDERS” EQUITY

Current Liabilities
Bank Overdraft	$—	$55,150	$—	$—	$55,150
Line of Credit	—	1,700,000	—	—	1,700,000
Notes Payable - Due Within One Year	2,836,667	148,070	950,633	—	3,935,370
Accounts Payable	—	2,507,897	—	—	2,507,897
Related Party Payables	2,748,041	1,100,381	817,491	(4,637,042)	28,871
Regulatory Liability - Deferred Gas Cost	—	247,154	—	—	247,154
Customer Deposits	—	329,206	—	—	329,206
Accrued Expenses	—	1,372,524	—	—	1,372,524

Total Current Liabilities	5,584,708	7,460,382	1,768,124	(4,637,042)	10,176,172

Other Liabilities
Notes Payable - Due After One Year	—	115,581	—	—	115,581

Total Liabilities	5,584,708	7,575,963	1,768,124	(4,637,042)	10,291,753

Shareholders’ Equity
Common Stock - No Par Value
Authorized - 750 shares
Issued and Outstanding - 100 shares	500	591,500	—	(591,500)	500
Additional Paid-In Capital	—	10,119,684	2,122,923	(10,119,684)	2,122,923
Retained Earnings	1,255,982	2,514,568	244,226	(2,514,568)	1,500,208

Total Shareholders’ Equity	1,256,482	13,225,752	2,367,149	(13,225,752)	3,623,631

Total Liabilities and Shareholders’ Equity	$6,841,190	$20,801,715	$4,135,273	$(17,862,794)	$13,915,384

The accompanying notes are an integral part of these financial statements.

GREAT PLAINS NATURAL GAS COMPANY AND AFFILIATES
Mentor, Ohio
SUPPLEMENTARY SCHEDULE — OPERATIONS

	Great Plains		Land
	Natural Gas	Northeast Ohio	Development	Eliminating	Consolidated
Years Ended December 31, 2007	Corp	Natural Gas Corp	Company LTD	Entries	Total

Revenue - Natural Gas Operations	$—	$16,253,345	$—	$—	$16,253,345
Cost of Sales	—	12,195,729	—	—	12,195,729

Gross Profit	—	4,057,616	—	—	4,057,616

OPERATING EXPENSES
Salaries and Benefits	—	1,483,733	5,456	—	1,489,189
Depreciation	—	452,630	97,697	—	550,327
Administrative Expenses	—	192,545	—	—	192,545
State and Local Taxes	(121)	314,583	262	—	314,724
Vehicle Rentals and Expense	—	60,513	—	—	60,513
Rent	—	298,771	—	(252,120)	46,651
Professional Fees	925	83,924	1,250	—	86,099
Outside Services	—	85,986	—	—	85,986
Repairs and Maintenance	—	55,805	—	—	55,805
Bank Fees	—	68,642	—	—	68,642
General Insurance	—	61,226	—	—	61,226
Advertising, Promotion, and Travel	—	31,362	—	—	31,362
Utilities	—	23,645	—	—	23,645
Pipeline Supplies and Other Expense	—	256,238	—	—	256,238

Total Operating Expenses	804	3,469,603	104,665	(252,120)	3,322,952

INCOME FROM OPERATIONS	(804)	588,013	(104,665)	252,120	734,664

Other Income (Expense)
Income from Non-Utility Operations	—	368,843	252,120	(252,120)	368,843
Income from Subsidiary	824,181	—	—	(824,181)	—
Interest Expense	(233,738)	(132,675)	(66,312)	—	(432,725)

Total Other Income (Expense)	590,443	236,168	185,808	(1,076,301)	(63,882)

Net Income (Loss) Before Non-Controlling Interest	589,639	824,181	81,143	(905,324)	589,639
Non Controlling Interest	—	—	—	81,143	81,143

Net Income (Loss)	$589,639	$824,181	$81,143	$(824,181)	$670,782

The accompanying notes are an integral part of these financial statements.

ANNEX F

BRAINARD GAS CORP
Mentor, Ohio
BALANCE SHEET

	June 30,		December 31,
	2009	2008	2008
	(Unaudited)	(Unaudited)	(Audited)
ASSETS

Property and Equipment
Pipelines, Meters, Stations & Equipment	$471,771	$256,750	$471,771
Construction in Process	7,224	189,626	—

	478,995	446,376	471,771
Accumulated Depreciation	(52,386)	(41,987)	(46,566)

Net Property & Equipment	426,609	404,389	425,205

Current Assets
Cash and Cash Equivalents	4,057	1,624	34,602
Accounts Receivable — Net of Allowance	116,946	23,891	92,608
Related Party Receivables	515	173,137	—
Inventory	—	15,125	—
Prepaid Expenses & Other Current Assets	4,154	832	7,617
Deferred Gas Cost	—	26,747	20,592

Total Current Assets	125,672	241,356	155,419

Other Assets
Organizational Costs — Net of Accumulated Amortization	5,212	7,529	6,371

Total Other Assets	5,212	7,529	6,371

Total Assets	$557,493	$653,274	$586,995

SHAREHOLDER’S EQUITY & LIABILITIES

Current Liabilities
Notes Payable — Due Within One Year	$117,630	$100,569	$98,307
Accounts Payable	9,798	215,868	75,507
Related Party Payables	191,107	197,915	308,517
Regulatory Liability — Deferred Gas Cost	69,467	—	—
Customer Deposits	3,570	3,770	6,045
Accrued Expenses	31,085	30,624	61,132

Total Current Liabilities	422,657	548,746	549,508

Other Liabilities
Notes Payable Due After One Year	30,038	—	—
Regulatory Liability — Asset Retirement Obligation	8,450	6,580	7,393

Total Liabilities	461,145	555,326	556,901

Shareholders’ Equity
Common Stock — No Par Value, Authorized, Issued and Outstanding Shares	500	500	500
Additional Paid-In Capital	29,595	45,750	29,594
Retained Earnings (Deficit)	66,253	51,698	—

Total Shareholders’ Equity	96,348	97,948	30,094

Total Liabilities and Shareholders’ Equity	$557,493	$653,274	$586,995

The accompanying notes are an integral part of these financial statements.

BRAINARD GAS CORP
Mentor, Ohio
STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenue — Natural Gas Operations	$81,217	$55,841	$285,640	$244,589

Cost of Sales — Natural Gas Purchases	35,755	26,727	147,354	123,924

Gross Profit	45,462	29,114	138,286	120,665

Operating Expenses
Administrative Expenses	342	311	1,048	402
Advertising, Promotion & Travel	—	—	—	—
Bad Debt Expense	—	552	—	552
Bank Fees	67	34	71	68
Depreciation & Amortization	4,018	2,016	8,036	3,730
General Insurance	290	177	728	301
Management Fees	24,000	24,000	48,000	48,000
Outside Services	—	112	114	331
Pipeline Supplies & Other Expense	—	—	—	(59)
Professional Fees	3,285	1,569	6,570	3,113
Miscellaneous Expense	491	—	—	—
Repairs & Maintenance	241	(123)	1,477	2,759
Salaries & Benefits	—	925	—	925
State & Local Taxes	1,215	813	2,423	1,626
Vehicle Rentals & Expense	66	71	131	73

Total Operating Expenses	34,015	30,457	68,598	61,821

Income from Operations	11,447	(1,343)	69,688	58,844

Other Income (Expense)
Income from Non-Utility Operations	—	—	—	4
Interest Expense	3,043	(1,466)	(3,183)	(3,552)
Loss on impairment of goodwill	—	—	—	—

Net Income (Loss) before Taxes	14,490	(2,809)	66,505	55,296

Tax (Expense) Recovery	(126)	—	(252)	—

Net Income (Loss)	$14,364	$(2,809)	$66,253	$55,296

The accompanying notes are an integral part of these financial statements.

Brainard Gas Corp
Mentor, Ohio
STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30,
	2009	2008
	(Unaudited)	(Unaudited)

Net Cash Flows from Operating Activities
Net Income	$66,253	$55,296

Non-Cash Adjustments:
Depreciation, Amortization and Accretion	8,036	3,730

Changes in Assets and Liabilities:
(Increase) Decrease in:
Accounts Receivable	(17,191)	71,587
Inventory	—	3,203
Related Party Receivables	(515)	(54,909)
Prepaid Expenses & Other Current Assets	(4,742)	2,584
Regulatory Asset — Deferred Gas Cost	20,592	(10,513)
Increase (Decrease) in:
Accounts Payable	(65,709)	71,932
Related Party Payables	(117,410)	(4,448)
Regulatory Liability — Deferred Gas Cost	69,467	—
Regulatory Liability — Asset Retirement Obligation	1,058	518
Accrued Expenses	(30,046)	(3,196)
Customer Deposits	(2,475)	(7,310)

Net Cash Flows from Operating Activities	(72,682)	128,474

Cash Flows from Investing Activities
Purchases of Property and Equipment	(7,224)	(138,551)

Net Cash Flows from Investing Activities	(7,224)	(138,551)

Cash Flows from Financing Activities
Payments on Debt	—	(17,277)
Proceeds from Debt	49,361	—

Net Cash Flows from Financing Activities	49,361	(17,277)

Net Change in Cash and Cash Equivalents	(30,545)	(27,354)

Cash and Cash Equivalents — Beginning	34,602	28,978

Cash and Cash Equivalents — Ending	$4,057	$1,624

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2009
UNAUDITED
Note 1 — Summary of Significant Accounting Policies
General
Brainard Gas Corp. (the “Company” or “Brainard”), is a corporation organized under the laws of the State of Ohio.
Overview
Brainard Gas Corp. (the “Company”) was incorporated in 1999 as a natural gas distribution company subject to the laws and regulations of The Public Utilities Commissions of Ohio (“PUCO”). Brainard Gas Corp. distributes and sells efficient, reliable natural gas to end-use residential, commercial, and industrial customers located primarily in Northeast Ohio. It distributes approximately 276,633 MCF of natural gas annually to approximately 110 customers through a regulated utility operating in Ohio. The Company is under the control of Richard M. Osborne, Trustee of the Richard M. Osborne Trust who owns all of the outstanding common stock. All related party transactions have been disclosed.
Basis of Presentation
The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the rules and regulations of the Securities and Exchange Commission (“SEC”). Accordingly, these financial statements do not include all information and footnotes required under accounting principles generally accepted in the United States of America for complete financial statements.  In the opinion of management, these interim consolidated financial statements contain all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the consolidated financial position of the Company as of June 30, 2009 and the results of its operations and cash flows for the three and six months ended June 30, 2009 and 2008. Interim results of operations are not necessarily indicative of the results to be expected for future fiscal periods.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Revenue Recognition
The Company bills its customers on a monthly meter reading cycle. At the end of each month, gas service which has been rendered from the latest date of the cycle meter reading to the month-end is unbilled. The accrued revenue for this unbilled gas is based on an estimated calculation of revenue as a percentage of days and volumes billed in the following month of service. Actual usage percentages may vary from these estimates and may impact our operating income.

Regulatory Assets and Liabilities
The Company accounts for certain of its regulated operations under the provisions of Statement of Financial Accounting Standards (SFAS) No. 71, “Accounting for the Effects of Certain Types of Regulation.” This standard includes accounting principles for companies whose rates are determined by independent third-party regulators and defines regulatory assets as the deferral of costs expected to be recovered in future customer rates and regulatory liabilities as current cost recovery of expected future expenditures.
In some cases, we record regulatory assets before we have received approval for recovery from the state regulatory agencies. We must use judgment to conclude that costs deferred as regulatory assets are probable of future recovery. We base this conclusion on certain factors, including changes in the regulatory environment, recent rate orders issued by regulatory agencies, and the status of any potential new legislation.
We use our best judgment when recording regulatory assets and liabilities. Regulatory commissions, however, can reach different conclusions about the recovery of costs, and those conclusions could have a material impact on our financial statements.
Deferred gas cost is the current regulatory liability. If because of a change in circumstances, we determine that the regulated natural gas segment no longer meets the criteria of regulatory accounting under SFAS No. 71, that segment will have to discontinue regulatory accounting and write off the respective regulatory assets and liabilities. Such a write-off could have a material impact on our financial statements.
Asset Retirement Obligation
The non-current regulatory liability is the asset retirement obligation (“ARO”). The Company accounts for its asset retirement obligations in accordance with FASB Statement No. 143, “Accounting for Asset Retirement Obligations.” This Statement requires that the fair value of an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. For the Company, asset retirement obligations primarily relate to the replacement of gas pipelines. The present value of the estimated asset retirement cost is capitalized as part of the long-lived asset. The capitalized asset retirement cost is depreciated and the asset retirement obligation is accreted over the life of the asset. This asset retirement obligation is based on the determined negative salvage amount for the equipment as determined by the Public Utility Commission of Ohio. The related expense is included in depreciation. We must use judgment to identify all appropriate asset retirement obligations.
Recoverable/Refundable Costs of Gas
Brainard accounts for purchased gas cost pursuant to section 4905.302(C), of the Ohio Revised Code, which promulgates rules for a uniform purchased gas adjustment clause to be included in the schedules of gas or natural gas companies subject to the Ohio Public Utility Commission’s jurisdiction. These rules, which are contained in Chapter 4901:1-14, Ohio Administrative Code

(O.A.C.) separate the jurisdictional cost of gas from all other costs incurred by a gas or natural gas company and provide for each company’s recovery of these costs.
Accounting for Impairment
Statement of Financial Accounting Standards No. 144 (“SFAS No. 144”), Accounting for the Impairment or Disposal of Long-Lived Assets establishes accounting standards to account for the impairment of long-lived assets, and certain identifiable intangibles. Under SFAS No. 144, the Company reviews assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. SFAS No. 144 also requires that a rate regulated enterprise recognize impairment when regulated assets have no probability of recovery. At June 30, 2009, the Company had no impairment expense. During the fiscal year ending December 31, 2007, the Company did recognize impairment expense of $94,572 due to the write-off of a goodwill asset.
Note 2 — Related Party Transactions
Orwell Natural Gas Company
The Company has an agreement to pay a related party a management fee as approved by the Public Utility Commission of Ohio. The monthly fee of $8,000 is paid to Orwell Natural Gas Company, Inc. (“Orwell”) to cover administrative expenses otherwise not recognized by the Company.
In addition, Orwell pays the liability insurance on behalf of the Company creating a liability to Orwell. From time to time, the Company will use inventory from Orwell, which creates an inter-company transaction.
The total accounts payable to Orwell Natural Gas was $169,977 at June 30, 2009. The total accounts payable to Orwell Natural Gas was $209,878 at June 30, 2008.
Clarion River Gas Company (“CRG”)
The total accounts payable to Clarion River Gas Company was $21,000 at June 30, 2009. From time to time, the Company borrows money from related parties to fulfill its ongoing capital requirements. CRG loaned the Company money to cover payables during the summer months when cash flow is at a minimum.
Richard M. Osborne (“RMO”)
The total note payable to RMO was $49,361 at June 30, 2009. RMO loaned the Company money to cover payables during the summer months when cash flow is at a minimum. This note was refinanced on June 9, 2009. It accrues interest at an annual rate of 5.75% becoming due on June 1, 2012.
The Company paid for debt on Mr. Osborne’s behalf. The debt was payable to Brainard’s previous owner for annual principal due on a note from 2007 and 2008. This amount was paid back by Mr. Osborne in 2008. The total note receivable from Mr. Osborne was $165,639 at June 30, 2008.
All accounts receivable and accounts payable with related parties included in the accompanying balance sheets is non-interest bearing and payable on demand at June 30, 2009.

Note 3 — Short-Term Debt
          First Merit Bank — At June 30, 2009, Brainard had short and long-term debt of $98,307 with First Merit Bank. This note was refinanced on June 9th, 2009. The annual fixed interest rate is 5.75% along with a principal installment amount due monthly of $2,730.75. The note matures June 1, 2012.
          Richard M. Osborne Brainard has a demand note payable to a related party, Mr. Osborne, for $49,361. The note accrues interest at the prime rate as announced, published and adjusted from time to time by Key Bank, N.A.
Note 4 — New Accounting Pronouncements
In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R requires an acquirer to recognize and measure the assets acquired, liabilities assumed and any non-controlling interests in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exception. In addition, SFAS 141R requires that acquisition-related costs be generally expensed as incurred, and it expands the disclosure requirements for business combinations. The effective date of SFAS 141R is for years beginning after December 15, 2008. We have adopted SFAS 141R on our consolidated financial statements, effective January 1, 2009.
In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles.” SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with United States of America Generally Accepted Accounting Principles (“GAAP”). SFAS 162 directs the GAAP hierarchy to the entity, not the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with GAAP. SFAS No. 162 will be effective sixty days following the Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411. Adoption of SFAS No. 162 will not have a material effect on the Company’s financial position, results of operations or cash flows.
In May 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 163, “Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60” (“SFAS 163”). SFAS 163 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company is currently evaluating the impact of SFAS 163 on its consolidated financial statements, but does not expect it to have a material effect.
In May 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 165, “Subsequent Events” (“SFAS 165”). SFAS

165 establishes principles and requirements for subsequent events. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. As such, the Company is required to adopt this standard in the current period. Adoption of SFAS 165 did not have a significant effect on the Company’s consolidated financial statements.
In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 166 “Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140” (“SFAS 166”). SFAS 166 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. SFAS 166 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. As such, the Company is required to adopt this standard in January, 2010. The Company is evaluating the impact the adoption of SFAS 166 will have on its consolidated financial statements.
In June 2009, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 167 “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”). SFAS 167 improves financial reporting by enterprises involved with variable interest entities and to address (1) the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities”, as a result of the elimination of the qualifying special-purpose entity concept in SFAS 166 and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provide timely and useful information about an enterprise’s involvement in a variable interest entity. SFAS 167 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. As such, the Company is required to adopt this standard in January, 2010. The Company is evaluating the impact the adoption of SFAS 167 will have on its consolidated financial statements.
In June 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (“SFAS”) No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”. SFAS 168 replaces SFAS 162 and establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company is currently evaluating the impact of SFAS 168 on its consolidated financial statements but does not expect it to have a material effect.

585.295.2400 w 585.295.2150 (fax)

1870 Winton Road South w Rochester, NY 14618 w www.rotenbergllp.com
INDEPENDENT AUDITORS’ REPORT
To the Shareholder and Board of Directors
Brainard Gas Corporation
Mentor, Ohio
     We have audited the accompanying balance sheets of Brainard Gas Corporation, as of December 31, 2008 and 2007 and the related statements of operations, shareholders’ equity, and cash flows for the two years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brainard Gas Corporation as of December 31, 2008 and 2007, and the results of their operations and their cash flows for the two years then ended in conformity with accounting principles generally accepted in the United States of America.
/s/ Rotenberg & Co., llp
Rochester, New York
April 3, 2009

BRAINARD GAS CORP
Mentor, Ohio
BALANCE SHEETS

December 31,	2008	2007

ASSETS

Current Assets
Cash and Cash Equivalents	$34,602	$28,978
Accounts Receivable — Net of Allowance	92,608	95,478
Related Party Receivables	—	118,228
Inventory	—	18,328
Prepaid Expenses & Other Current Assets	7,617	2,976
Regulatory Asset — Deferred Gas Cost	20,592	16,234

Total Current Assets	155,419	280,222

Property and Equipment
Pipelines, Meters, Stations & Equipment	471,771	242,966
Construction in Process	—	64,859

	471,771	307,825
Accumulated Depreciation	(46,566)	(38,975)

Net Property & Equipment	425,205	268,850

Other Assets
Organizational Costs — Net of Accumulated Amortization	6,371	8,687

Total Other Assets	6,371	8,687

Total Assets	$586,995	$557,760

LIABILITIES & SHAREHOLDER’S EQUITY

Current Liabilities
Notes Payable — Due Within One Year	$98,307	$117,846
Accounts Payable	75,507	143,936
Related Party Payables	308,517	202,363
Customer Deposits	6,045	11,081
Accrued Expenses	61,132	33,819

Total Current Liabilities	549,508	509,045

Other Liabilities
Regulatory Liability — Asset Retirement Obligation	7,393	6,062

Total Liabilities	556,901	515,107

Shareholders’ Equity
Common Stock — No Par Value, Authorized, Issued and Outstanding Shares	500	500
Additional Paid-In Capital	29,594	45,750
Retained Earnings (Deficit)	—	(3,598)

Total Shareholders’ Equity	30,094	42,652

Total Liabilities and Shareholders’ Equity	$586,995	$557,760

BRAINARD GAS CORP
Mentor, Ohio
STATEMENTS OF OPERATIONS

Years Ended December 31,	2008	2007

Revenue — Natural Gas Operations	$385,106	$269,820

Cost of Sales — Natural Gas Purchases	203,324	117,820

Gross Profit	181,782	152,000

Operating Expenses
Administrative Expenses	838	803
Advertising, Promotion & Travel	114	210
Bad Debt Expense	1,331	2,574
Bank Fees	136	112
Depreciation & Amortization	11,238	16,639
General Insurance	1,228	1,572
Management Fees	96,000	96,000
Outside Services	777	1,133
Pipeline Supplies & Other Expense	454	670
Professional Fees	23,854	8,850
Miscellaneous Expense	44	—
Repairs & Maintenance	4,546	—
Salaries & Benefits	925	2,510
State & Local Taxes	6,480	3,953
Vehicle Rentals & Expense	181	—

Total Operating Expenses	148,146	135,026

Income from Operations	33,636	16,974

Other Income (Expense)
Income from Non-Utility Operations	974	—
Interest Expense	(6,667)	(7,759)
Loss on impairment of goodwill	—	(94,572)

Net Income (Loss) before Taxes	27,942	(85,357)

Tax (Expense) Recovery	(500)	262

Net Income (Loss)	$27,442	$(85,095)

BRAINARD GAS CORP
Mentor, Ohio
STATEMENTS OF SHAREHOLDERS’ EQUITY

	Common	Additional	Retained	Shareholders’
	Stock	Paid in	Earnings	Equity

Balance — January 1, 2007	$500	$45,750	$81,497	$127,747
Net Loss	—	—	(85,095)	(85,095)

Balance — December 31, 2007	500	45,750	(3,598)	42,652
Shareholder Distribution	—	(16,156)	(23,844)	(40,000)
Net Income	—	—	27,442	27,442

Balance — December 31, 2008	$500	$29,594	$—	$30,094

BRAINARD GAS CORP
Mentor, Ohio
STATEMENTS OF CASH FLOWS

Years Ended December 31,	2008	2007

Net Cash Flows from Operating Activities
Net Income	$27,442	$(85,095)

Non-Cash Adjustments:
Depreciation and Amortization	7,591	16,639
Bad Debt	1,331	2,574
Impairment of Goodwill	—	94,572
Organizational Costs — Net of Amortization	2,317	—

Changes in Assets and Liabilities:
(Increase) Decrease in:
Accounts Receivable	1,539	(58,162)
Inventory	18,328	(18,328)
Related Party Receivables	118,228	(63,445)
Prepaid Expenses & Other Current Assets	(4,641)	428
Regulatory Asset — Deferred Gas Cost	(4,358)	(8,475)
Increase (Decrease) in:
Accounts Payable	(68,429)	115,711
Related Party Payable	106,154	160,388
Accrued Expenses	27,313	11,916
Regulatory Liability — Asset Retirement Obligation	1,331	686
Customer Deposits	(5,036)	5,313

Net Cash Flows from Operating Activities	229,109	174,722

Cash Flows from Investing Activities

Purchases of Property and Equipment	(163,946)	(118,200)

Net Cash Flows from Investing Activities	(163,946)	(118,200)

Cash Flows from Financing Activities
Payments on Borrowings	(19,539)	(27,946)
Distribution to Shareholder	(40,000)	—

Net Cash Flows from Financing Activities	(59,539)	(27,946)

Net Change in Cash and Cash Equivalents	5,624	28,576

Cash and Cash Equivalents — Beginning	28,978	402

Cash and Cash Equivalents — Ending	$34,602	$28,978

Supplemental Disclosures
Cash Paid During the Year for:
Interest	$6,667	$7,759
Corp Tax Expense	$500	$262

BRAINARD GAS CORP.
NOTES TO FINANCIAL STATEMENTS
Note A.	Organization and Description of Business

Brainard Gas Corp. (the “Company”) was incorporated in 1999 as a natural gas distribution company subject to the laws and regulations of The Public Utilities Commissions of Ohio (“PUCO”). Brainard Gas Corp. distributes and sells efficient, reliable natural gas to end-use residential, commercial, and industrial customers located primarily in northeast Ohio. It distributes approximately 276,633 MCF of natural gas annually to approximately 110 customers through a regulated utility operating in Ohio. The Company is under the control of Richard M. Osborne, Trustee of the Richard M. Osborne Trust who owns all of the outstanding common stock. All related party transactions have been disclosed.

Note B.	Summary of Significant Accounting Policies

Cash and Equivalents

The Company considers highly liquid debt instruments with an original maturity of three months or less to be cash equivalents. Deposits with financial institutions, including outstanding checks, frequently exceed federally insured limits.

Accounts Receivable — Trade

The Company extends unsecured credit to customers under normal trade agreements which require payment within various terms. Accounts receivable — trade is stated at the amount management expects to collect from balances outstanding at year end. Accounts greater than 90 days past due are considered delinquent. Accounts greater than 1 year past due, which are amounts deemed by the Company to be negligible, are generally charged off. The Company had $2,256 and $212 greater than 90 days past due at December 31, 2008 and December 31, 2007, respectively. Unless specified by the customer, payments are applied to the oldest unpaid invoice. Accounts receivable are presented at the amount billed.

Management estimates an allowance for doubtful accounts based upon a review of delinquent accounts and an assessment of the Company’s historical evidence of collections. Specific accounts are charged directly to the reserve when management obtains evidence of a customer’s insolvency or otherwise determines that the account is uncollectible. The allowance for doubtful accounts was $2,000 and $2,500 at December 31, 2008 and December 31, 2007 respectively.

The amount written off as a bad debt amounted to $1,331 and $2,574 as of December 31, 2008 and December 31, 2007, respectively.

Inventories

The materials inventory consists of component parts that are used for future projects, such as pipelines and meters. At December 31, 2008, the Company’s materials inventory on hand was $-0- as compared to $18,328 at December 31, 2007. Inventories are valued at the lower of cost or market and are applied on the first-in, first-out (FIFO) method.

BRAINARD GAS CORP.
NOTES TO FINANCIAL STATEMENTS
Note B.	Summary of Significant Accounting Policies (Continued)

Property and Equipment

Property and equipment are stated at cost and are depreciated over their estimated useful lives using the straight-line and declining balance methods. Estimated useful lives are as follows:

Main lines, meters and regulators	30-45 years
Significant improvements are capitalized. Maintenance, repairs and minor renewals are charged against earnings when incurred. Construction in process includes labor and materials for main lines and other projects. Net property and equipment at December 31, 2008 and 2007 was $425,205 and $268,851, respectively.

Bank Debt

The Company’s only note is secured by a blanket lien on the company’s assets.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company bills its customers on a monthly meter reading cycle. At the end of each month, gas service which has been rendered from the latest date of the cycle meter reading to the month-end is unbilled.

Natural Gas Excise Tax

The Company nets the Natural Gas Excise Tax, as billed to its customers, with its total revenues. This tax is collected from customers and directly remitted to state agencies.

Income Taxes

The Company has elected to be taxed as a C corporation under provisions of the Internal Revenue Code. The Company adopted the provisions of FIN 48 effective January 1, 2008. The implementation of FIN 48 has not caused the Company to recognize any changes in its identified tax positions. Interest and penalties associated with unrecognized tax benefits would be classified as additional income taxes in the statement of operations.

BRAINARD GAS CORP.
NOTES TO FINANCIAL STATEMENTS
Note B.	Summary of Significant Accounting Policies (Continued)

Income taxes are provided for the tax effects of the transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the difference between the basis of the allowance for doubtful accounts, accumulated depreciation and amortization, accrued payroll and net operating loss carry-forwards for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Deferred tax assets and liabilities are reflected at income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

The significant components of the provision for income taxes for the years ended December 31, 2008 and 2007 were $500 and an income tax recovery of $262, respectively. There was no deferred tax provision.

Advertising Costs

The Company expenses advertising costs as incurred. Total advertising costs were $114 and $210 for the years ended December 31, 2008 and December 31, 2007, respectively.

Accounting for Impairment

Statement of Financial Accounting Standards No. 144 (“SFAS No. 144”), Accounting for the Impairment or Disposal of Long-Lived Assets establishes accounting standards to account for the impairment of long-lived assets, and certain identifiable intangibles. Under SFAS No. 144, the Company reviews assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. SFAS No. 144 also requires that a rate regulated enterprise recognize impairment when regulated assets have no probability of recovery. At December 31 2008, the Company had no impairment expense. During the fiscal year ending December 31, 2007 the Company did recognize impairment expense of $94,572 due to the write-off of a goodwill asset.

BRAINARD GAS CORP.
NOTES TO FINANCIAL STATEMENTS
Note C.	Related Party Transactions

The following items are considered related party transactions because they have taken place with entities that share common ownership:

Orwell Natural Gas

The total accounts payable to Orwell Natural Gas Company was $237,903 and $202,312 for the years ended December 31, 2008 and December 31, 2007, respectively.

The Company has an agreement to pay a related party a management fee as approved by the Public Utility Commission of Ohio. The monthly fee of $8,000 is paid to Orwell Natural Gas Company, Inc. to cover administrative expenses otherwise not recognized by the Company. The total management fee expense was $96,000 for each of the years ended December 31, 2008 and 2007.

In addition, Orwell Natural Gas pays the liability insurance on behalf of the Company creating a liability to Orwell Natural Gas. From time to time, the Company will use inventory from Orwell Natural Gas Company which creates an inter-company transaction.

ONG Marketing, Inc.

The total accounts receivable due from ONG Marketing (“ONG”) was $-0- and $30,357 for the years ended December 31, 2008 and 2007, respectively. The total accounts payable due to ONG was $253 and $-0- for the years ended December 31, 2008 and 2007, respectively.

Clarion River Gas Company (“CRG”)

The total accounts payable to Clarion River Gas Company was $21,000 and $-0- at December 31, 2008 and 2007, respectively. CRG has loaned the Company money to cover expenses during the summer months when cash flow is at a minimum.

Richard M. Osborne (“RMO”)

The total note payable to RMO was $49,361 and $ -0- at December 31, 2008 and 2007, respectively. RMO has loaned the Company money to cover expenses during the summer months when cash flow is at a minimum.

The total accounts receivable due from RMO was $-0- and $87,872 at December 31, 2008 and 2007, respectively. The Company had paid the Bonk note on behalf of RMO.

All related party accounts receivable and accounts payable items, included in the accompanying balance sheets, are non-interest bearing and payable on demand.

BRAINARD GAS CORP.
NOTES TO FINANCIAL STATEMENTS
Note D.	Regulatory Assets and Liabilities

The Company accounts for certain of its regulated operations under the provisions of Statement of Financial Accounting Standards No. 71, “Accounting for the Effects of Certain Types of Regulation.” This standard includes accounting principles for companies whose rates are determined by independent third-party regulators and defines regulatory assets as the deferral of costs expected to be recovered in future customer rates and regulatory liabilities as current cost recovery of expected future expenditures. The regulatory asset deferred gas cost amounted to $20,592 and $16,234 for the years ended December 31, 2008 and 2007, respectively.

The non-current regulatory liability represents an estimate of amounts to be expended to remove existing pipelines and equipment from service upon retirement. This asset retirement obligation is based on the determined negative salvage amount for the equipment as determined by the Public Utility Commission of Ohio. The related expense is included in depreciation. The asset retirement obligation amounted to $7,393 and $6,062 for the years ended December 31, 2008 and 2007, respectively.

Note E.	Long-Term Debt

Long-term debt at December 31, 2008 and 2007 consisted of the following:

	2008	2007

First Merit Bank — Current Portion
Original terms called for $2,975 per month including interest at 5.75% per annum on the unpaid balance. The note became due September, 2008 but it is in the process of being refinanced. Interest only is being paid on the loan until the new terms are finalized.	$98,307	$117,846

Note F.	Subsequent Events Memo

Pending Sale to Energy West, Inc.

On September 12, 2008, Energy West, Incorporated (“Energy West”) entered into a Stock Purchase Agreement whereby Energy West agreed to purchase all of the common stock of Lightning Pipeline Co. (“Lightning Pipeline”), Great Plains Natural Gas Company (“Great Plains”), Brainard Gas Corp. (“Brainard”) and all of the membership units of Great Plains Land Development Co., Ltd. (“GPL”), which companies are primarily owned by an entity controlled by Mr. Richard Osborne and wholly-owned by the Sellers, for a purchase price of $34.3 million. Pursuant to the Agreement, Energy West will acquire Orwell Natural Gas Company (“Orwell”), a wholly-owned subsidiary of Lightning Pipeline and Northeast Ohio Natural Gas Corp. (“NEO”), a wholly-owned subsidiary of Great Plains and Brainard Gas Corp.

BRAINARD GAS CORP.
NOTES TO FINANCIAL STATEMENTS
Note F.	Subsequent Events Memo — Continued

The Sellers have the right to elect to terminate the transaction, upon the payment of a $100,000 fee, if the average closing price of Energy West’s common stock for the twenty consecutive trading days ending seven calendar days prior to closing is below $9.49 and if Energy West’s common stock underperforms the American Gas Stock Index (as maintained by the American Gas Association) by more than 20%, as described in the Agreement. However, Energy West may prevent termination of the transaction in this instance by increasing the number of shares of its common stock paid to the Sellers as part of the purchase price. The Agreement also contains customary representations, warranties, covenants and indemnification provisions.

The transaction is expected to close in the second quarter of 2009 but there can be no assurances that the transaction will be completed on the proposed terms or at all. The closing is subject to customary closing conditions, including the approval of applicable regulators. In addition, the transaction is subject to the approval of Energy West’s shareholders for the issuance of shares of Energy West as part of the purchase price. Energy West plans to delay its 2008 annual meeting of shareholders from its regularly scheduled November date so that the shareholders may vote on the transaction at the annual meeting. The date of the annual meeting will be announced later.

Debt Refinancing

On September 1, 2008, the loan agreement with First Merit Bank expired. There was an outstanding balance of $98,307 at the end of the agreement. The Company is currently in the process of negotiating a new loan agreement. During the interim the Company is paying interest only.

ANNEX G

INDEX TO ANNEX G
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Financial Statements	G-2
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2009 (unaudited)	G-3
Unaudited Pro Forma Consolidated Statement of Operations (unaudited) for the twelve months ended December 31, 2008	G-5
Unaudited Pro Forma Consolidated Statement of Operations (unaudited) for the six months ended June 30, 2009	G-6
Notes to Unaudited Pro Forma Consolidated Financial Statements	G-7

UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS
The following unaudited pro forma consolidated financial statements give effect to the proposed transaction as described in the proxy statement. The mergers will be treated as a business combination accounted for in accordance with SFAS No. 141R, Business Combinations and Statement No. 142, Goodwill and other Intangible Assets. We will account for the mergers using the “acquisition method of accounting” as that term is used in SFAS No. 141R. SFAS No. 141R requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. For purposes of measuring the estimated fair value of the assets acquired and liabilities assumed as reflected in the unaudited pro forma consolidated financial statements, an independent appraisal firm conducted a valuation analysis as of March 31, 2009. Accordingly, these amounts are preliminary and will be adjusted upon completion of the final valuation. Such adjustments could be material. The final valuation is expected to be completed as soon as practicable but no later than three months after the consummation of the mergers.
Acquisition-related transaction costs (i.e., advisory, legal, valuation, other professional fees) are not included as a component of consideration transferred but are accounted for as expenses in the periods in which the costs are incurred. Costs incurred associated with the issuance of our common stock as the merger consideration will be accounted for as a reduction of additional paid in capital.
The unaudited pro forma consolidated financial statements are based on (1) the historical financial statements and related notes of Energy West for the quarter and six months ended June 30, 2009 which are attached to this proxy statement as Annex H and the historical financial statements and related notes of Energy West for the 12 months ended December 31, 2008 which have been derived from the Form 10-KT for the transition period ended December 31, 2008 that accompanies this proxy statement, and (2) the historical financial statements and the related notes of the Companies, which are attached to this proxy statement as Annex D, Annex E, and Annex F. The unaudited pro forma consolidated financial statements should be read in conjunction with our historical financial statements and related notes and the historical financial statements and related notes of the Companies.
The unaudited pro forma consolidated balance sheet assumes that the transaction took place on June 30, 2009. The unaudited consolidated statements of operations assume that the transaction took place as of January 1, 2008. The unaudited pro forma information is presented for illustration purposes only and in accordance with the assumptions set forth below. This information is not necessarily indicative of the operating results or the financial position that would have occurred if the transaction had been consummated on the dates indicated nor is it necessarily indicative of future operating results or financial position of the combined company. The unaudited pro forma consolidated financial information does not reflect any adjustments to reflect any cost savings or other synergies anticipated as a result of the transaction.

UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
June 30, 2009

		Great	Lightning		Pro Forma
	Energy West	Plains	Pipeline	Brainard	Adjustments		Combined
ASSETS
Current Assets:
Cash and cash equivalents	698,509	27,328	—	4,057			$729,894
Marketable securities	5,702,732	—	—	—			5,702,732
Accounts receivable — Net of Allowance	3,031,605	2,066,962	433,924	116,946			5,649,437
Unbilled gas	825,951	—	—	—			825,951
Inventory	2,551,005	528,229	302,071	—			3,381,305
Related Party Receivables	—	528,589	330,568	515	685,939	(a)	1,545,611
Materials and supplies	1,111,688	—	—	—			1,111,688
Prepayment and other	147,288	191,890	18,500	4,154			361,832
Income tax receivable	—	—	—	—			—
Recoverable cost of gas purchases	467,866	—	74,766	—			542,632
Note receivable	—	—	—	—			—
Deferred tax asset	971,850	—	—	—			971,850

Total current assets	15,508,494	3,342,998	1,159,829	125,672	685,939		20,822,932

Property, Plant and Equipment, Net	37,761,796	14,136,318	10,230,597	426,609	4,323,090	(b)	66,878,410

Customer relationships					415,000	(c)	415,000
Goodwill	—	2,271,973	2,542,265	—	3,986,787	(d)	8,801,025
Deferred Charges	2,312,255	—	15,556	—			2,327,811
Note Receivable — Long term	—	—	68,381	—			68,381
Deferred Tax Assets — Long term	5,272,114	—	—	—			5,272,114
Other Investments	1,311,208	—	—	—			1,311,208
Other Assets	83,123	1,000	1,000	5,212			90,335

TOTAL ASSETS	$62,248,990	$19,752,289	$14,017,628	$557,493	$9,410,816		$105,987,216

UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
June 30, 2009

		Great	Lightning		Pro Forma
	Energy West	Plains	Pipeline	Brainard	Adjustments		Combined
LIABILITIES AND CAPITALIZATION
Current Liabilities:
Bank overdraft	$421,934	$—	$19,196	$—			$441,130
Accounts payable	3,749,995	967,311	224,152	9,798	232,074	(e)	5,183,330
Line of credit	3,600,000	2,100,000	1,786,536	—			7,486,536
Note Payable	—	879,226	4,517,772	117,630	(2,442,933	)(f)	3,071,695
Related party payables	—	1,321	5,061,844	191,107	(685,939	)(a)	4,568,333
Deferred Compensation	—	—	20,423	—			20,423
Accrued income taxes	300,408	—	—	—			300,408
Recoverable cost of gas purchases	2,205,472	—	1,361	69,467			2,276,300
Customer Deposits	472,607	112,257	35,629	3,570			624,063
Accrued and other current liabilities	3,466,890	2,045,723	796,668	31,085			6,340,366

Total current liabilities	14,217,306	6,105,838	12,463,581	422,657	(2,896,798)		30,312,584

Other Obligations:
Deferred investment tax credits	229,034	—	—	—			229,034
Related Party — Long Term Note Payable	—	—	—	—			—
Asset Retirement Obligation	766,167	—	527,239	8,450			1,301,856
Other long-term liabilities	1,613,175	—	—	—			1,613,175

Total other obligations	2,608,376	—	527,239	8,450	—		3,144,065

Long-Term Debt	13,000,000	10,142,524	163,700	30,038	—		23,336,262

Stockholders’ Equity:
Common stock	653,218	500	1,250	500	252,805	(g)	908,273
Treasury stock	(8,012)	—	—	—			(8,012)
Capital in excess of par value	5,975,868	2,122,923	—	29,595	14,595,498	(g)	22,723,884
Accumulated other comprehensive income (loss)	454,491	—	—	—			454,491
Retained earnings	25,347,743	1,380,504	861,858	66,253	(2,540,689	)(h)	25,115,669

Total stockholders’ equity	32,423,308	3,503,927	863,108	96,348	12,307,614		49,194,305

TOTAL CAPITALIZATION	45,423,308	13,646,451	1,026,808	126,386	12,307,614		72,530,567

TOTAL LIABILITIES AND CAPITALIZATION	$62,248,990	$19,752,289	$14,017,628	$557,493	$9,410,816		$105,987,216

UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS
Twelve Months Ended December 31, 2008

			Lightning			Pro Forma
	Energy West (i)	Great Plains	Pipeline		Brainard	Adjustments		Combined
REVENUES:
Natural gas operations	$67,060,824	$27,030,330	$10,950,205		$385,106			$105,426,465
Gas and electric—wholesale	19,807,519	—	—		—			19,807,519
Pipeline operations	409,473	—	—		—			409,473

Total revenues	87,277,816	27,030,330	10,950,205		385,106	—		125,643,457

COST OF SALES:
Gas purchased	46,824,878	21,045,658	7,499,168		203,324			75,573,028
Gas and electric—wholesale	16,681,084	—	—		—			16,681,084

Total cost of sales	63,505,962	21,045,658	7,499,168		203,324	—		92,254,112

GROSS MARGIN	23,771,854	5,984,672	3,451,037		181,782	—		33,389,345

Distribution, general, and administrative	11,777,376	3,106,376	1,622,426	(a)	125,882	399,683	(j)	17,031,743
Maintenance	644,436	127,389	133,655		4,546			910,026
Depreciation and amortization	1,999,304	720,929	400,632		11,238	218,756	(k)	3,350,859
Taxes other than income	2,501,088	431,207	259,730		6,480			3,198,505

Total expenses	16,922,204	4,385,901	2,416,443		148,146	618,439		24,491,133

OPERATING INCOME	6,849,650	1,598,771	1,034,594		33,636	(618,439)		8,898,212
OTHER INCOME (EXPENSE)	(294,663)	380,985	28,365	(a)	973			115,660
INTEREST (EXPENSE)	(1,223,690)	(660,451)	(317,241)		(6,667)	—		(2,208,049)

INCOME BEFORE INCOME TAX EXPENSE	5,331,297	1,319,305	745,718		27,942	(618,439)		6,805,823
INCOME TAX (EXPENSE)	(1,985,317)	—	—		(500)	(473,756	) (l)	(2,459,573)

NET INCOME	$3,345,980	$1,319,305	$745,718		$27,442	$(1,092,195)		$4,346,250

Basic Income per share	$0.77							$0.72
diluted Income per share	$0.77							$0.72

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
BASIC	4,330,200					1,700,307	(m)	6,030,507
DILUTED	4,331,726					1,700,307	(m)	6,032,033

UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009

			Lightning			Pro Forma
	Energy West	Great Plains	Pipeline		Brainard	Adjustments		Combined
REVENUES:
Natural gas operations	$35,685,876	$14,229,898	$6,127,587		$285,640			$56,329,001
Gas and electric—wholesale	7,662,345	—	—		—			7,662,345
Pipeline operations	224,067	—	—		—			224,067

Total revenues	43,572,288	14,229,898	6,127,587		285,640	—		64,215,413

COST OF SALES:
Gas purchased	24,464,331	10,349,778	3,911,253		147,354			38,872,716
Gas and electric—wholesale	6,085,727	—	—					6,085,727

Total cost of sales	30,550,058	10,349,778	3,911,253		147,354	—		44,958,443

GROSS MARGIN	13,022,230	3,880,120	2,216,334		138,286	—		19,256,970

Distribution, general, and administrative	5,420,885	1,462,421	907,006	(a)	56,662	(124,825	)(j)	7,722,149
Maintenance	356,590	43,181	24,970		1,477			426,218
Depreciation and amortization	1,045,145	477,830	219,427		8,036	109,379	(k)	1,859,817
Taxes other than income	1,112,266	186,618	115,474		2,423			1,416,781

Total expenses	7,934,886	2,170,050	1,266,877		68,598	(15,446)		11,424,965

OPERATING INCOME	5,087,344	1,710,070	949,457		69,688	15,446		7,832,005
OTHER INCOME (EXPENSE)	(109,918)	136,773	1,786	(a)	—			28,641
INTEREST (EXPENSE)	(598,351)	(157,639)	(252,679)		(3,183)	—		(1,011,852)

INCOME BEFORE INCOME TAX EXPENSE	4,379,075	1,689,204	698,564		66,505	15,446		6,848,794
INCOME TAX (EXPENSE)	(1,730,267)	—	—		(252)	(840,393	)(l)	(2,570,912)

NET INCOME	$2,648,808	$1,689,204	$698,564		$66,253	$(824,947)		$4,277,882

Basic Income per share	$0.62							$0.71
diluted Income per share	$0.62							$0.71

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
BASIC	4,299,174					1,700,307	(m)	5,999,481
DILUTED	4,302,036					1,700,307	(m)	6,002,343

NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

(a) Includes elimination of intercompany balances and transactions between Great Plains and Lightning Pipeline.

(b) Adjust Great Plains fixed assets to rate based amount to approximate fair market value and value real property at appraised value.
Remove negative goodwill	$6,384,565
Depreciation adjustment-Negative Goodwill 2007	(1,067,646)
Depreciation adjustment-Negative Goodwill 2008	(204,923)
Remove real property at book value	(2,937,906)
Add real property at appraised value	2,149,000

$4,323,090

(c) Valuation of Customer Relationships
Great Plains	$380,000
Lightning Pipeline	35,000
Brainard	—

$415,000

(d) Goodwill amount
Remove negative goodwill (see note b)	$(6,384,565)
Energy, Inc. goodwill on assets purchased and liabilities assumed before removal of negative goodwill	10,603,426

$4,218,861

(e) Accrue estimated acquisition costs incurred after June 30, 2009

(f) Per revised agreement, move amount of debt over stock purchase agreement maximum to Great Plains/Lightning Pipeline/Brainard equity

(g) Issue Energy West Stock and retire Great Plains/Lightning Pipeline/Brainard equity

		Great Plains/
		Lightning Pipeline/
	Energy West	Brainard	Net

Par Value	$255,055	$(2,250)	$252,805

Additional paid in capital	16,748,016	(4,595,451)	12,152,566
Capitalize debt (Note (f))	—	2,442,933	2,442,933

Total additional paid in capital	$16,748,016	$(2,152,518)	$14,595,499

(h)	Remove Great Plains/Lightning Pipeline/Brainard retained earnings

(i)	Effective July 1, 2008, Energy, Inc. changed its fiscal year to a calendar year from a year ended June 30. The following table provides the calculation of the Statement of Operations for Energy, Inc. for the twelve months ended December 31, 2008 from previously published audited and unaudited statements.

STATEMENT OF OPERATIONS
Twelve Months Ended December 31, 2008

	Six Months Ended		12 Months Ended
	DECEMBER 31,		JUNE 30,	12 Months Ended
	(audited)	(unaudited)	(audited)	(unaudited)
	2008	2007	2008	December 31, 2008

REVENUES:
Natural gas operations	$28,840,123	$21,118,295	$59,338,996	$67,060,824
Gas and electric—wholesale	9,691,560	7,008,122	17,124,081	19,807,519
Pipeline operations	226,157	186,855	370,171	409,473

Total revenues	38,757,840	28,313,272	76,833,248	87,277,816

COST OF SALES:
Gas purchased	19,459,908	13,972,427	41,337,397	46,824,878
Gas and electric—wholesale	7,770,347	5,922,616	14,833,353	16,681,084

Total cost of sales	27,230,255	19,895,043	56,170,750	63,505,962

GROSS MARGIN	11,527,585	8,418,229	20,662,498	23,771,854

Distribution, general, and administrative	5,717,406	4,601,908	10,661,878	11,777,376
Maintenance	319,798	325,915	650,553	644,436
Depreciation and amortization	1,023,381	889,371	1,865,294	1,999,304
Taxes other than income	1,284,557	863,613	2,080,144	2,501,088

Total expenses	8,345,142	6,680,807	15,257,869	16,922,204

OPERATING INCOME	3,182,443	1,737,422	5,404,629	6,849,650
OTHER INCOME (EXPENSE)	(420,349)	190,093	315,779	(294,663)
INTEREST (EXPENSE)	(677,056)	(529,711)	(1,076,345)	(1,223,690)

INCOME BEFORE INCOME TAX EXPENSE	2,085,038	1,397,804	4,644,063	5,331,297
INCOME TAX (EXPENSE)	(926,457)	(273,828)	(1,332,688)	(1,985,317)

INCOME BEFORE EXTRAORDINARY ITEM	1,158,581	1,123,976	3,311,375	3,345,980

EXTRAORDINARY GAIN	—	6,819,182	6,819,182	—

NET INCOME	$1,158,581	$7,943,158	$10,130,557	$3,345,980

Basic Income per share				$0.77

Diluted Income per share				$0.77

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
BASIC				4,330,200
DILUTED				4,331,726

(j)	Estimated transaction costs to complete transaction.

(k)	To adjust depreciation and amortization for the effects of the purchase price allocation.

(l)	Income taxes on transaction costs and on Great Plains and Lightning Pipeline earnings.

(m)	Estimated merger consideration and Energy, Inc. shares to be issued:
If on the closing date the Companies had 23,132 active customers and debt of $20,867,666, the merger consideration would be calculated as follows:

Original Purchase Price	$34,304,000
Increase for additional customers (23,132 active customers minus 20,900 times $1,598.09)	3,566,937

Estimated Purchase Price	$37,870,937
Less amount of debt	20,867,866

Remainder as equity	$17,003,071

Shares to be issued at $10/share	1,700,307

Annex H

INDEX TO ANNEX H
FINANCIAL STATEMENTS OF ENERGY, INC.

Condensed Consolidated Balance Sheets as of June 30, 2009 and 2008 (unaudited) and December 31, 2008	H-2
Condensed Consolidated Statements of Income (unaudited) for the three months ended June 30, 2009 and 2008	H-3
Condensed Consolidated Statements of Cash Flows (unaudited) for the three months ended June 30, 2009 and 2008	H-4
Notes to Condensed Consolidated Financial Statements (unaudited)	H-5

ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	June 30,		December 31,
	(unaudited)	(audited)	(audited)
	2009	2008	2008
ASSETS
Current Assets:
Cash	$698,509	$796,302	$1,065,529
Marketable securities	5,702,732	910,778	3,376,875
Accounts and notes receivable less $191,990, $136,399, and $207,942, respectively, allowance for bad debt	3,031,605	5,108,796	7,430,694
Unbilled gas	825,951	1,252,638	4,839,138
Derivative assets	—	145,428	—
Natural gas and propane inventories	2,551,005	5,505,337	9,891,802
Materials and supplies	1,111,688	955,467	1,175,596
Prepayments and other	147,288	193,581	422,514
Income tax receivable	—	417,164	1,014,806
Recoverable cost of gas purchases	467,866	1,054,875	2,041,280
Deferred tax asset	971,850	—	225,953

Total current assets	15,508,494	16,340,366	31,484,187

Property, Plant and Equipment, Net	37,761,796	31,051,419	34,904,442

Deferred Tax Assets — Long-Term	5,272,114	6,825,575	5,693,310
Deferred Charges	2,312,255	2,761,656	2,558,156
Other Investments	1,311,208	1,118,264	1,081,423
Other Assets	83,123	279,810	97,447

TOTAL ASSETS	$62,248,990	$58,377,090	$75,818,965

LIABILITIES AND CAPITALIZATION
Current Liabilities:
Bank overdraft	$421,934	$532,901	$773,199
Accounts payable	3,749,995	7,439,748	5,783,927
Line of credit	3,600,000	—	17,551,276
Derivative liabilities	—	146,206	—
Accrued taxes	300,408	—	—
Deferred income taxes	—	18,039	—
Accrued and other current liabilities	3,939,497	3,302,712	4,982,684
Overrecovered gas purchases	2,205,472	522,347	1,022,853

Total current liabilities	14,217,306	11,961,953	30,113,939

Other Obligations:
Deferred investment tax credits	229,034	250,096	239,565
Other long-term liabilities	2,379,342	2,516,262	2,383,323

Total other obligations	2,608,376	2,766,358	2,622,888

Long-Term Debt	13,000,000	13,000,000	13,000,000

Commitments and Contingencies (see note 11)

Stockholders’ Equity:
Preferred stock; $.15 par value, 1,500,000 shares authorized, no shares outstanding	—	—	—
Common stock; $.15 par value, 15,000,000 shares authorized, 4,301,369, 4,347,394 and 4,296,603 shares outstanding at June 30, 2009 and 2008, and December 31, 2008, respectively	653,218	652,165	652,503
Treasury stock	(8,012)	—	(8,012)
Capital in excess of par value	5,975,868	6,280,649	5,926,028
Accumulated other comprehensive income	454,491	—	(319,147)
Retained earnings	25,347,743	23,715,965	23,830,766

Total stockholders’ equity	32,423,308	30,648,779	30,082,138

TOTAL CAPITALIZATION	45,423,308	43,648,779	43,082,138

TOTAL LIABILITIES AND CAPITALIZATION	$62,248,990	$58,377,090	$75,818,965

The accompanying notes are an integral part of these condensed financial statements.

ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	(unaudited)		(unaudited)
	2009	2008	2009	2008
REVENUES:
Natural gas operations	$9,544,306	$14,053,222	$35,685,876	$38,220,701
Gas and electric—wholesale	2,582,758	3,494,963	7,662,345	10,115,959
Pipeline operations	111,401	93,519	224,067	183,316

Total revenues	12,238,465	17,641,704	43,572,288	48,519,976

EXPENSES:
Gas purchased	5,029,479	9,655,513	24,464,331	27,364,970
Gas and electric—wholesale	1,960,833	3,381,082	6,085,727	8,910,737

Total cost of sales	6,990,312	13,036,595	30,550,058	36,275,707

GROSS MARGIN	5,248,153	4,605,109	13,022,230	12,244,269
Distribution, general, and administrative	2,525,331	3,309,542	5,420,885	6,059,970
Maintenance	185,183	121,448	356,590	324,638
Depreciation and amortization	531,471	488,675	1,045,145	975,923
Taxes other than income	482,686	571,687	1,112,266	1,216,531

Total expenses	3,724,671	4,491,352	7,934,886	8,577,062

OPERATING INCOME	1,523,482	113,757	5,087,344	3,667,207
OTHER INCOME (EXPENSE)	(84,939)	77,529	(109,918)	125,686
INTEREST EXPENSE	(252,399)	(258,886)	(598,351)	(546,634)

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAX EXPENSE	1,186,144	(67,600)	4,379,075	3,246,259
INCOME TAX EXPENSE	(500,059)	(52,299)	(1,730,267)	(1,058,860)

NET INCOME (LOSS)	$686,085	$(119,899)	$2,648,808	$2,187,399

BASIC INCOME PER COMMON SHARE:
Income (loss) from continuing operations	$0.16	$(0.03)	$0.62	$0.50

DILUTED INCOME PER COMMON SHARE:
Income (loss) from continuing operations	$0.16	$(0.03)	$0.62	$0.50

DIVIDENDS DECLARED PER COMMON SHARE:	$0.14	$0.12	$0.26	$0.22

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	4,300,239	4,347,061	4,299,174	4,342,372
Diluted	4,303,121	4,348,961	4,302,036	4,343,914
The accompanying notes are an integral part of these condensed financial statements.

ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30,
	(unaudited)
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,648,808	$2,187,399
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization, including deferred charges and financing costs	1,231,030	1,102,503
Stock-based compensation	50,555	249,090
Derivative assets	—	(81,242)
Derivative liabilities	—	81,849
Deferred gain	—	(120,758)
Investment tax credit	(10,531)	(10,531)
Deferred income taxes	195,822	(294,210)
Changes in assets and liabilities:
Accounts and notes receivable	8,412,275	4,516,982
Natural gas and propane inventories	7,340,796	2,565,269
Accounts payable	(2,431,551)	1,288,294
Recoverable/overrecovered cost of gas purchases	2,756,033	(148,542)
Prepayments and other	275,226	444,275
Other assets & liabilities	(618,731)	(2,232,558)

Net cash provided by operating activities	19,849,732	9,547,820

CASH FLOWS FROM INVESTING ACTIVITIES:
Construction expenditures	(3,923,127)	(2,485,292)
Purchase of marketable securities	(1,068,727)	(1,233,033)
Sale of mareketable securities	—	390,746
Other investments	(229,785)	(100,867)
Customer advances received for construction	(55,359)	63,669
Increase from contributions in aid of construction	65,139	86,804

Net cash used in investing activities	(5,211,859)	(3,277,973)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from line of credit	7,300,000	5,600,000
Repayment of notes payable	(21,195,000)	(12,125,495)
Repurchase of common stock	—	(10,740)
Sale of common stock	—	112,460
Dividends paid	(1,109,893)	(955,031)

Net cash used in financing activities	(15,004,893)	(7,378,806)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(367,020)	(1,108,959)

CASH AND CASH EQUIVALENTS:
Beginning of period	1,065,529	1,905,261

End of period	$698,509	$796,302

The accompanying notes are an integral part of these condensed financial statements.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
Basis of Presentation
Effective December 31, 2008, the Company changed its fiscal year end from June 30 to December 31. This change was made to align the Company’s fiscal year end with other companies within the industry. The resulting six-month period ended December 31, 2008 may be referred to herein as the “Transition Period.”
Effective on August 3, 2009, Energy West, Incorporated reorganized into a holding company organizational structure pursuant to an Agreement and Plan of Merger with, among others, Energy, Inc. The primary purpose of the reorganization is to provide flexibility to make future acquisitions through subsidiaries of the new holding company rather than Energy West or its subsidiaries. The business operations of the Company will not change as a result of the reorganization.
The accompanying unaudited condensed consolidated financial statements of Energy, Inc. and its subsidiaries (collectively, the “Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included and are of a normal and recurring nature. Operating results for the six month period ended June 30, 2009 are not necessarily indicative of the results that may be expected for future fiscal periods. Events occurring subsequent to June 30, 2009, have been evaluated as to their potential impact to the financial statements through the date of issuance, August 14, 2009. The financial statements should be read in conjunction with the audited consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K/T for the Transition Period ended December 31, 2008.
Certain reclassifications of prior year reported amounts have been made for comparative purposes. Contributions in Aid of Construction were reclassified to offset net fixed assets. Additionally, recoverable costs of gas were separated into assets and liabilities.
Energy, Inc. is the parent company of Energy West which is a natural gas utility with operations in Montana, Wyoming, North Carolina and Maine. The Company was originally incorporated in Montana in 1909. The Company currently has four reporting segments:

•	Natural Gas Operations	Annually, the Company distributes approximately 26 billion cubic feet of natural gas to approximately 37,000 customers through regulated utilities operating in and around Great Falls and West Yellowstone, Montana, Cody, Wyoming, Bangor, Maine and Elkin, North Carolina. The approximate population of the service territories is 177,000. The operation in Elkin, North Carolina was added October 1, 2007. The operation in Bangor, Maine was added December 1, 2007.

•	Marketing and Production Operations (EWR)	Annually, the Company markets approximately 2.3 billion cubic feet of natural gas to commercial and industrial customers in Montana and Wyoming and manages midstream supply and production assets for transportation customers and utilities through its subsidiary, Energy West Resources, Inc. (EWR). EWR owns an average 60% gross working interest (an average 51% net revenue interest) in 160 natural gas producing wells and gas gathering assets. Energy West Propane, Inc. dba Missouri River Propane (MRP), the Company’s small Montana wholesale distribution company that sells propane to its affiliated utility, is also reported in marketing and production operations.

•	Pipeline Operations (EWD)	The Company owns the Shoshone interstate and the Glacier gathering natural gas pipelines located in Montana and Wyoming through our subsidiary Energy West Development, Inc. (EWD). Certain natural gas producing wells owned by the Company’s pipeline operations are being managed and reported under our marketing and production operations.

•	Corporate and Other	The corporate and other segment was created to accumulate revenues and expenses that are not allocable to our utilities or other operations. Reported in corporate and other for the six months ended June 30, 2009 are costs associated with business development and acquisitions, and dividend income from marketable securities.
NOTE 1 — MARKETABLE SECURITIES
Securities investments not classified as either held-to-maturity or trading securities are classified as available-for-sale securities. Available-for-sale securities are recorded at fair value in marketable securities on the balance sheet, with the change in fair value during the period excluded from earnings and recorded net of tax as a component of other comprehensive income.
The following is a summary of available-for-sale securities at June 30, 2009:

	June 30, 2009
	Investment	Unrealized	Estimated
	at cost	gains	Fair Value
Common Stock	$4,964,203	$738,529	$5,702,732

As of June 30, 2009 unrealized gain on available-for-sale securities of $454,491 (net of $284,038 in taxes) was included in accumulated other comprehensive income in the accompanying unaudited condensed consolidated balance sheets.
NOTE 2 — FAIR VALUE MEASUREMENTS
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements,” (SFAS 157), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those years. This statement defines fair value, establishes a framework for measuring fair value and expands the related disclosure requirements. The statement indicates, among other things, that a fair value measurement assumes that the transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability based upon an exit price model.
Valuation Hierarchy
In accordance with SFAS 157, the following table represents the Company’s fair value hierarchy for its financial assets measured at fair value on a recurring basis as of June 30, 2009:

	June 30, 2009
	Level I	Level 2	Level 3	TOTAL
Available-for-sale securities	$5,702,732	—	—	$5,702,732

Total assets at fair value	$5,702,732	$—	$—	$5,702,732

NOTE 3 — DEFERRED CHARGES
Deferred Charges consist of the following:

	June 30,		December 31,
	2009	2008	2008
Regulatory asset for property taxes	$1,401,120	$1,707,370	$1,554,244
Regulatory asset for income taxes	452,645	452,646	452,646
Regulatory asset for deferred environmental remediation costs	45,234	149,625	114,960
Rate case costs	18,538	11,525	18,538
Unamortized debt issue costs	394,718	440,490	417,768

Total	$2,312,255	$2,761,656	$2,558,156

Regulatory assets will be recovered over a period of approximately seven to twenty years.
The property tax asset does not earn a return in the rate base; however the property tax is recovered in rates over a ten-year period starting January 1, 2004. The income taxes and environmental remediation costs earn a return equal to that of the Company’s rate base. No other assets earn a return or are recovered in the rate structure.
NOTE 4 — ACCRUED AND OTHER CURRENT LIABILITIES
Accrued and other current liabilities consist of the following:

	June 30,		December 31,
	2009	2008	2008
Property tax settlement—current portion	$242,121	$235,772	$235,772
Payable to employee benefit plans	126,564	119,269	57,617
Accrued vacation	582,481	310,472	464,153
Customer deposits	472,607	498,880	501,248
Accrued interest	8,931	276	4,897
Accrued taxes other than income	652,738	474,775	492,320
Customer prepayments from levelized billing	1,093,477	554,765	2,075,860
Other	760,578	1,108,503	1,150,817

Total	$3,939,497	$3,302,712	$4,982,684

NOTE 5 — OTHER LONG-TERM LIABILITIES
Other long-term liabilities consist of the following:

	June 30,		December 31
	2009	2008	2008
Asset retirement obligation	$766,167	$726,231	$746,199
Customer advances for construction	769,596	734,862	824,955
Regulatory liability for income taxes	83,161	83,161	83,161
Long-term notes payable	31,410	—	—
Property tax settlement	729,008	972,008	729,008

Total	$2,379,342	$2,516,262	$2,383,323

NOTE 6 — LINES OF CREDIT AND LONG-TERM DEBT
The Company funds its operating cash needs, as well as dividend payments and capital expenditures, primarily through cash flow from operating activities and short-term borrowing. Historically, to the extent cash flow has not been sufficient to fund these expenditures, the Company has used the working capital line of credit portion of the credit facility with Bank of America, N.A. (“Bank of America”) (fka LaSalle Bank, N.A.) The Company has greater need for short-term borrowing during periods when internally generated funds are not sufficient to cover all capital and operating requirements, including costs of gas purchased and capital expenditures. In general, the Company’s short-term borrowing needs for purchases of gas inventory and capital expenditures are greatest during the summer and fall months and our short-term borrowing needs for financing customer accounts receivable are greatest during the winter months.
Bank of America Line of Credit — On June 29, 2007, Energy West, Incorporated established its five-year unsecured credit facility with Bank of America, replacing a previous $20 million one-year facility with Bank of America which was scheduled to expire in November 2007. The credit facility includes an annual commitment fee equal to 0.20% of the unused portion of the facility and interest on amounts outstanding at the London Interbank Offered Rate, plus 120 to 145 basis points, for interest periods selected by the Company.
Long-term Debt — $13.0 million 6.16% Senior Unsecured Notes — On June 29, 2007, Energy West, Incorporated authorized the sale of $13.0 million aggregate principal amount of its 6.16% Senior Unsecured Notes, due June 29, 2017. The proceeds of these notes were used to refinance the Company’s existing notes. With this refinancing, the Company expensed the remaining debt issue costs of $991,000 in fiscal 2007, and incurred approximately $463,000 in new debt issue costs to be amortized over the life of the new notes.
Debt Covenants — The Company’s 6.16% Senior Unsecured Notes and the Bank of America credit facility agreements contain various covenants, which include, among others, limitations on total dividends and distributions made in the immediately preceding 60-month period to 75% of aggregate consolidated net income for such period, restrictions on certain indebtedness, limitations on asset sales, and maintenance of certain debt-to-capital and interest coverage ratios. At June 30, 2009, the Company believes it was in compliance with the financial covenants under its debt agreements.
At June 30, 2009, the Company had approximately $699,000 in cash ($277,000 net of bank overdrafts). In addition, at June 30, 2009, the Company had $3.6 million in borrowings under the Bank of America revolving line of credit. At June 30, 2009, the Company had outstanding letters of credit related to supply contracts totaling $1.2 million, which reduced available borrowings. The Company’s net availability at June 30, 2009, was $15.2 million under the Bank of America revolving line of credit.
The total amount outstanding under all of the Company’s long-term debt obligations was $13.0 million at June 30, 2009, and 2008. The portion of such obligations due within one year was $0 at June 30, 2009 and 2008.

NOTE 7 — INCOME TAX EXPENSE
Income tax expense (benefit) differs from the amount computed by applying the federal statutory rate to pre-tax income or loss as demonstrated in the following table:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Income tax from continuing operations:
Tax expense at statutory rate of 34%	$403,289	$22,984	$1,488,886	$1,103,728
State income tax expense, net of federal tax expense	27,087	1,544	100,001	114,697
Amortization of deferred investment tax credits	(5,266)	(5,266)	(10,531)	(10,532)
Other*	74,949	33,037	151,911	(149,033)

Total income tax expense	$500,059	$52,299	$1,730,267	$1,058,860

*	Other includes an adjustment for prior year actual tax expense from amounts that had been estimated and accrued.
In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — An Interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.” Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods. FIN 48 is effective for fiscal years beginning after December 15, 2006 and the provisions of FIN 48 are applied to all tax positions. Upon the adoption of FIN 48, the Company had no unrecognized tax benefits that would have a material impact to the Company’s financial statements for any open tax years. During the six months ended June 30, 2009, no adjustments were recognized for uncertain tax positions.
The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expense. No interest and penalties related to unrecognized tax benefits were accrued at June 30, 2009.
The tax years 2004 through 2007 remain open to examination by the major taxing jurisdictions in which the Company operates, although no material changes to unrecognized tax positions are expected within the next twelve months.

NOTE 8 — SEGMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Gross margin (operating revenue less cost of gas purchased):
Natural gas operations	$4,514,827	$4,397,709	$11,221,545	$10,855,731
EWR	621,925	113,881	1,576,618	1,205,222
Pipeline operations	111,401	93,519	224,067	183,316

	$5,248,153	$4,605,109	$13,022,230	$12,244,269

Operating income (loss):
Natural gas operations	$1,007,763	$590,652	$3,776,569	$3,149,564
EWR	442,485	(59,627)	1,186,673	895,192
Pipeline operations	73,234	23,855	124,102	63,574
Corporate and other operations	—	(441,123)	—	(441,123)

	$1,523,482	$113,757	$5,087,344	$3,667,207

Net income (loss):
Natural gas operations	$558,644	$150,877	$2,097,477	$1,761,565
EWR	266,265	(49,389)	689,180	621,736
Pipeline operations	43,218	11,649	72,726	33,454
Corporate and other operations	(182,042)	(233,036)	(210,575)	(229,356)

	$686,085	$(119,899)	$2,648,808	$2,187,399

NOTE 9 — STOCK OPTIONS AND SHAREHOLDER RIGHTS PLANS
2002 Stock Option Plan — The Energy, Inc 2002 Stock Option Plan (the “Option Plan”) provides for the issuance of up to 300,000 options to purchase the Company’s common stock to be issued to certain key employees. As of June 30, 2009, there were 34,500 options outstanding, and the maximum number of shares available for future grants under this plan is 58,500 shares. Under the Option Plan, the option price may not be less than 100% of the common stock fair market value on the date of grant (in the event of incentive stock options, 110% of the fair market value if the employee owns more than 10% of the Company’s outstanding common stock). Pursuant to the Option Plan, the options vest over four to five years and are exercisable over a five to ten-year period from date of issuance.
SFAS No. 123 Disclosures — Effective July 1, 2005, the Company adopted the provisions of SFAS No. 123 Accounting for Stock-Based Compensation. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model.
In the quarters ended June 30, 2009 and 2008, 5,000 and 0 options were granted, respectively. At June 30, 2009 and 2008, a total of 34,500 and 19,500 options were outstanding, respectively.

A summary of the status of the Company’s stock option plans as of June 30, 2009 and December 31, 2008 and changes during the periods ended on these dates is presented below.

		Weighted	Aggregate
	Number of	Average	Intrinsic
	Shares	Exercise Price	Value
Outstanding June 30, 2008	19,500	$9.10
Granted	10,000	$7.10
Exercised	—	$—
Expired	—	$—

Outstanding December 31, 2008	29,500	$8.42
Granted	—	$—
Exercised	—	$—
Expired	—	$—

Outstanding March 31, 2009	29,500	$8.42
Granted	5,000	$8.20
Exercised	—	$—
Expired	—	$—

Outstanding June 30, 2009	34,500	$8.39	$27,140

Exercisable June 30, 2009	18,750	$9.44	$4,250

The following information applies to options outstanding at June 30, 2009:

			Weighted
			Average
		Weighted	Remaining
		Average	Contractual
	Number	Exercise	Life	Number
Grant Date	Outstanding	Price	(Years)	Exercisable
1/6/2006	4,500	$6.35	1.5	0
12/1/2007	15,000	$9.93	1.0	15,000
12/1/2008	10,000	$7.10	9.4	2,500
6/3/2009	5,000	$8.20	4.9	1,250

	34,500			18,750

NOTE 10 — COMPREHENSIVE INCOME
Comprehensive income includes net income and other comprehensive income, which is primarily comprised of unrealized holding gains or losses on our available-for-sale securities that are excluded from the statement of income in computing net income and reported separately in stockholders’ equity. Comprehensive income and its components are as follows:

	Three months ended		Six months ended
	June 30,		June 30,
	2009	2008	2009	2008
Net income (loss)	$686,085	$(119,899)	$2,648,808	$2,187,399
Other comprehensive income:
Change in unrealized gain on available-for-sale securities, net of tax	454,491	—	454,491	—

Comprehensive income (loss)	$1,140,576	$(119,899)	$3,103,299	$2,187,399

Other comprehensive income is $454,491, net of $284,038 in taxes as of June 30, 2009.
NOTE 11 — CONTINGENCIES
Derivative Contingencies — Among the risks involved in natural gas marketing is the risk of nonperformance by counterparties to contracts for purchase and sale of natural gas. The Company’s marketing operation is party to certain contracts for purchase or sale of natural gas at fixed prices for fixed time periods. The Company determined that these contracts qualify for treatment as a “normal purchase or normal sale” under SFAS 133.
Legal Proceedings — The Company is involved in lawsuits that have arisen in the ordinary course of business. The Company is contesting each of these lawsuits vigorously and believes it has defenses to the allegations that have been made.
On February 21, 2008, a lawsuit captioned Shelby Gas Association v. Energy West Resources, Inc., Case No. DV-08-008, was filed in the Ninth Judicial District Court of Toole County, Montana. Shelby Gas Association (Shelby) alleges a breach of contract by the Company’s subsidiary, EWR, to provide natural gas to Shelby. Shelby is seeking damages and injunctive relief prohibiting EWR from further breaching the contract. The parties have filed cross motions for summary judgment which are pending. The court heard oral arguments for the pending motions on July 24, 2009, and the Company expects to receive the court’s ruling on the pending motions in the next month. The Company believes this lawsuit to be without merit and is vigorously defending the allegations.
In the Company’s opinion, the outcome of these lawsuits, including the Shelby litigation, will not have a material adverse effect on the Company’s financial condition, cash flows or results of operations.
NOTE 12 — NEW ACCOUNTING PRONOUNCEMENTS
Recently adopted
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS157”). SFAS 157 defines fair value, establishes a framework and gives guidance regarding the methods used for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. On January 1, 2008 we elected to implement this statement with the one-year deferral. The adoption of SFAS No. 157 did not have a material impact on our financial position, results of operations or cash flows. Beginning January 1, 2009, we have adopted the provisions for non-financial assets and non-financial liabilities that are not required or permitted to be measured at fair value on a recurring basis.
In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141R”). SFAS141R requires an acquirer to recognize and measure the assets acquired, liabilities assumed and any non-controlling interests in the acquiree at the acquisition date, measured at their fair values as of that date, with limited exception. In addition, SFAS141R requires that acquisition-related costs will be generally expensed as incurred and also expands the disclosure requirements for business combinations. The effective date of SFAS 141R is for years beginning after December 15, 2008. We have adopted SFAS 141R on our consolidated financial statements, effective January 1, 2009. In addition, we have recorded as expense in the six months ended June 30, 2009, $346,000 of acquisition costs related to acquisitions in progress as part of the transition to SFAS 141R.

In December 2007, the FASB issued SFAS No. 160, Accounting for Noncontrolling Interests (“SFAS 160”). SFAS 160 amends Accounting Research Bulletin (ARB) No. 51 and establishes standards of accounting and reporting on non-controlling interests in consolidated statements, provides guidance on accounting for changes in the parent’s ownership interest in a subsidiary, and establishes standards of accounting of the deconsolidation of a subsidiary due to the loss of control. The effective date of SFAS 160 is for fiscal years beginning after December 15, 2008. We have adopted SFAS 160 on our consolidated financial statements, effective January 1, 2009, and the implementation did not have a material impact on our consolidated financial statements.
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 amends and expands the disclosure requirements of SFAS 133, “Accounting for Derivative Instruments and Hedging Activities” and requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. This statement is effective for financial statements issued for fiscal periods beginning after November 15, 2008. We implemented SFAS No. 161 on January 1, 2009, and the implementation did not have a material impact on our consolidated financial statements.
In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (“SFAS 165”), which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 does not result in significant changes in the subsequent events that an entity reports. Rather, SFAS 165 requires disclosure of the date through which subsequent events have been evaluated and whether that date represents the date the financial statements were issued or were available to be issued. SFAS 165 is effective for interim and annual periods ending after June 15, 2009. The disclosures required by this statement are included in Basis of Presentation section at the beginning of the Notes to Condensed Consolidated Financial Statements (unaudited).
Recently Issued
FSP 107-1, Interim Disclosures about Fair Value of Financial Instruments (FSP 107-1), increases the frequency of fair value disclosures required by SFAS No. 107, Disclosures About Fair Value of Financial Instruments (SFAS No. 107). FSP 107-1 relates to fair value disclosures for any financial instruments that are not currently reflected on the balance sheet of companies at fair value. Prior to issuing this FSP, fair values for these assets and liabilities were only required to be disclosed once a year. The FSP now requires these disclosures on a quarterly basis, providing qualitative and quantitative information about fair value estimates for all those financial instruments not measured on the balance sheet at fair value. Based on our evaluation of FSP 107-1, we expect to provide the disclosures required in SFAS No. 107 in interim periods beginning in July, 2009.
In April 2009, the FASB also issued FSP FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (FSP FAS 115-2 and FAS 124-2) which changes the method for determining whether an other-than-temporary impairment exists for debt securities, and also requires additional disclosures regarding other-than-temporary impairments. FSP FAS 115-2 and FAS 124-2 is effective for interim and annual periods ending after June 15, 2009. We do not expect the implementation of FSP FAS 115-2 and FAS 124-2 to have a material impact on our consolidated financial statements.
In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets (“SFAS 166”), which changes the way entities account for securitizations. SFAS 166 is a revision to SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and will require more information about transfers of financial assets, including securitization transactions, and any continuing exposure to the risks related to such transferred financial assets. It eliminates the concept of a qualifying special-purpose entity,” changes the requirements for derecognizing financial assets, and requires additional disclosures. SFAS 166 is effective for fiscal years beginning after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. We are currently evaluating the impact, if any, of adopting SFAS 166 on our financial position and results of operations.

PROXY	ENERGY, INC.	PROXY
ANNUAL MEETING OF SHAREHOLDERS
[ ], 2009
LaMalfa Centre, 5783 Heisley Road, Mentor, Ohio 44060
10:00 a.m. Eastern Standard Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Kevin J. Degenstein and Jed D. Henthorne, or either one of them acting singly with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of Energy, Inc., to be held on [                    ], 2009, at LaMalfa Centre, located at 5783 Heisley Road, Mentor, Ohio 44060, beginning at 10:00 a.m. Eastern Standard Time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Annual Meeting or any adjournments thereof, all as set forth in the [                    ], 2009 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report, including the Form 10-KT for the transition period ended December 31, 2008, of Energy, Inc.
PLEASE MARK YOUR CHOICE LIKE THIS ☒ IN BLUE OR BLACK INK.
The Board of Directors recommends a vote FOR all the nominees listed.

1. Election of Directors:	Ian J. Abrams, W.E. ‘Gene’ Argo, Steven A. Calabrese, Gregory J. Osborne, Richard M. Osborne,
James R. Smail, Thomas J. Smith, James E. Sprague and Michael T. Victor

☐ Mark here to vote FOR all nominees	☐ Mark here to WITHHOLD from all nominees

☐ For all EXCEPT – To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

Unless otherwise specified below, this proxy authorizes the proxies named above to cumulate votes that the undersigned is entitled to cast at the annual meeting in connection with the election of directors and to cast such votes for each of the nominees. To specify different instructions with regard to cumulative voting, mark the box and write your instructions on the line below.

☐ Cumulate For:

2. To Approve the Issuance of Shares of Our Common Stock as Merger Consideration

☐ Mark here to vote FOR the issuance	☐ Mark here to vote AGAINST the issuance

(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

Dated: , 2009

Signature

Signature if held jointly
I plan to attend the meeting: Yes ☐ No ☐
This proxy will be voted FOR all nominees and FOR the issuance of shares unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the meeting.